As filed with the Securities and Exchange Commission on June 29, 2001
                                                         Registration No. 333-
==============================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   FORM S-3
                            REGISTRATION STATEMENT
                                     under
                          THE SECURITIES ACT OF 1933

                       HOMESIDE GLOBAL MBS MANAGER, INC.
      (Exact Name of Registrant as Specified in its Governing Documents)
                                   Delaware
                               ------------------
                        (State or Other Jurisdiction of
                        Incorporation or Organization)
                                  59-3689298
                               ------------------
                    (I.R.S. Employer Identification Number)

                               ------------------

                             [7301 Baymeadows Way
                          Jacksonville, Florida 32256
                                (904) 281-3000
        --------------------------------------------------------------
         (Address, Including Zip Code, and Telephone Number, Including
         Area Code , of the Registrant's Principal Executive Offices)
                               ------------------

                               Robert J. Jacobs
                       HomeSide Global MBS Manager, Inc.
                              7301 Baymeadows Way
                          Jacksonville, Florida 32256
                                (904) 281-3422
        --------------------------------------------------------------
           (Name, Address, Including Zip Code, and Telephone Number,
                 Including Area Code , of Agent for Service)]

                               ------------------
                                  Copies to:

                                Cathy M. Kaplan
                                Thomas J. Amico
                        Sidley Austin Brown & Wood LLP
                            One World Trade Center
                           New York, New York 10048

     Approximate date of commencement of proposed sale to the public: From time to time after this Registration Statement becomes effective.

     If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. /X/

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier registration statement for the same offering. / /

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the follow box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

                               ------------------

                                                                CALCULATION OF REGISTRATION FEE

                                                                     Proposed Maximum       Proposed Maximum
            Title of Securities                 Amount to be        Offering Price Per     Aggregate Offering       Amount of
             Being Registered                  Registered (*)            Unit (*)               Price (*)       Registration Fee
-------------------------------------------- -------------------- ------------------------ -------------------- ------------------

Mortgage Backed Notes....................        $1,000,000                100%                  $250.00           $1,000,000

* Estimated solely for the purpose of calculating the registration fee.

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said
Section 8(a), may determine.
==============================================================================

                               EXPLANATORY NOTE

         This Registration Statement includes (1) a base prospectus and (2) an illustrative form of prospectus supplement for use in the offering of each series of Mortgage Backed Notes. Appropriate modifications will be made to the form of prospectus supplement to disclose the specific terms of any particular series of notes, the specific classes of notes to be offered thereby, and the terms of the related offering. Each base prospectus used (in either preliminary or final form) will be accompanied by a prospectus supplement.

         HomeSide Global MBS Manager, Inc. (the "Registrant") has filed this Registration Statement on Form S-3 with the Securities and Exchange Commission staff's permission based in part on the staff's experience with prior, similar filings and the Registrant's undertakings and representations.

The information in this prospectus supplement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus supplement is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state or other jurisdictions where the offer or sale is not permitted.



                     Subject to Completion, June 29, 2001
PROSPECTUS SUPPLEMENT
(To Prospectus dated [     ])

                                              [US$] [                 ] (Approximate)
[US$] [                 ] Mortgage Backed [Floating Rate] [Fixed Rate] Notes, Series 200[ ]-[ ], Class [ ]
                                                HomeSide Mortgage Securities Trust 200[ ]-[ ]

                ---------------------------------                                               -------------------------------
                    [[Logo of HomeSide to be
                           inserted]]                                                            [[Logo of National Australia
                                                                                                Bank Limited to be inserted]]

                ---------------------------------                                               -------------------------------

                                            National Australia Bank Limited (ABN 12 004 044 937)
                                                              Seller and Servicer

                                                   [insert name and ABN of issuer trustee]
                                                                 Issuer Trustee

                                                      HomeSide Global MBS Manager, Inc.
                                                                  Trust Manager

--------------------------------------
Neither the offered notes nor the        The Trust
underlying mortgage loans are
insured or guaranteed by any                  HomeSide Mortgage Securities Trust 200[ ]-[ ] will be established by the
governmental agency or                   trust manager, HomeSide Global MBS Manager, Inc.  The trust will be formed under,
instrumentality.  The offered notes      and governed by, the laws of the Australian Capital Territory.
are not deposits or other
liabilities of the National              The Offered Notes
Australia Bank Limited or any of its
affiliates for any purpose,                   [      ] classes of senior notes and [      ] classes of subordinate notes
including the Banking Act of 1959 in     will be issued by the issuer trustee in its capacity as trustee of the trust in
Australia.                               the specified currencies and with the initial principal balances, interest rates, payment dates and anticipated ratings described in the table at "Summary - The
Investing in the offered notes           Mortgage Backed [Floating Rate] [Fixed Rate] Notes, Series 200[ ]-[ ]" beginning
involves risks.  See "Risk Factors"      on page S-[ ] of this prospectus supplement.  This prospectus supplement and the
beginning on page S-[ ] of this          accompanying prospectus relates only to the offering of the notes listed in the
prospectus supplement.  The offered      table below and not to the other classes of notes that will be issued by the
notes represent obligations of the       issuer trustee as described in this prospectus supplement.
issuer trustee in its capacity as
trustee of the HomeSide Mortgage         The Mortgage Loans
Securities Trust 200[ ]-[ ] only and
are not guaranteed by the issuer              The offered notes will be secured by a pool of [first and/or second] ranking
trustee or any other entity.             mortgage loans originated [or acquired] by National Australia Bank Limited which are, in turn, secured by residential properties located in Australia.  The

This prospectus supplement may be        [Listing]
mortgage loans will be serviced by
National Australia Bank Limited,              [An application has been made to
trading as used to offer and sell        list the offered notes on the [insert
any series of HomeSide, in the           applicable foreign securities
manner described in this prospectus      exchange].
supplement and the offered notes
only if accompanied by the
prospectus.
--------------------------------------

                  Neither the Securities and Exchange Commission nor any state securities commissions has approved or disapproved the offered notes or determined that this prospectus supplement or the accompanying prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                 Initial
                                Principal           Initial                             Underwriting        Proceeds to
                               Balance(1)      Interest Rate(2)     Price to Public       Discounts       Issuer Trustee
--------------------------- ------------------ ------------------ ------------------- ------------------ ------------------
Class [insert  each class    [US$][        ]        [     ]%                                              [US$][        ]
of offered notes] Notes                                                [     ]%        [US$][       ]

----------------

(1) These amounts are approximate, as described in this prospectus supplement.

(2) The interest rate for each class of offered notes will be [to be described as applicable].


         You should refer to "Plan of Distribution" for additional information on the offering of the offered notes.

                                    [Insert names of underwriter(s) or lead manager/co-managers]

                                      The date of this prospectus supplement is [            ].

        Important Notice About Information Presented in this Prospectus
                  Supplement and the Accompanying Prospectus

         We provide information to you about the offered notes offered by this prospectus supplement in two separate documents that progressively provide more detail: (1) the accompanying prospectus, which provides general information about the HomeSide Securitization Program, including, among other things, the notes, the mortgage loans, the transaction parties, the transaction documents, legal aspects of Australian mortgage loans, and material United States federal and Australian tax consequences of investing in notes, some of which may not apply to your offered notes, and (2) this prospectus supplement, which describes the specific terms of your series of offered notes.

         If information varies between this prospectus supplement and the accompanying prospectus, you should rely on the information in this prospectus supplement.

         You should rely only on the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus, including the information incorporated by reference to other public filings made by the trust manager. We have not authorized anyone to provide you with any other information.

         We are not offering the offered notes in any of the United States or any foreign jurisdiction where the offer is not permitted. We do not claim that the information in this prospectus supplement and the accompanying prospectus is accurate as of any date other than the dates stated on their respective covers.

                             ---------------------

         Dealers will deliver a prospectus supplement and prospectus when acting as underwriters of the offered notes and with respect to their unsold allotments or subscriptions. In addition, all dealers selling the offered notes will be required to deliver a prospectus supplement and prospectus for ninety days following the date of this prospectus supplement.

                             ---------------------

         We include cross references in this prospectus supplement and the accompanying prospectus to captions in these materials where you can find further related discussions. The following tables of contents for this prospectus supplement and the accompanying prospectus provide the pages on which these captions are located.


                                                     Table of Contents
                                                for Prospectus Supplement

                                                                                                               Page
                                                                                                               ____

Important Notice About Information Presented in this Prospectus Supplement and the Accompanying Prospectus......S-1
U.S./Australian Dollar Presentation.............................................................................S-7
Australian Disclaimers..........................................................................................S-7
[Disclaimers with Respect to Sales to Non-U.S. Investors].......................................................S-8
[Information and Notices in Connection with [        ] Listing]................................................S-11
Structural Diagram.............................................................................................S-12
Summary ...................................................................................................... S-13
Risk Factors...................................................................................................S-27
The Trust......................................................................................................S-46
     General...................................................................................................S-46
     The Master Trust Deed.....................................................................................S-46
     The Supplemental Deed.....................................................................................S-46
Assets of the Trust............................................................................................S-47
     The Mortgage Loans........................................................................................S-47
     Transfer and Assignment of the Mortgage Loans.............................................................S-48
     Representations, Warranties and Eligibility Criteria......................................................S-48
Description of the Pool of Mortgage Loans......................................................................S-49
     General...................................................................................................S-49
     [Underwriting Guidelines].................................................................................S-50
     Details of the Pool of Mortgage Loans.....................................................................S-50
Description of the Offered Notes...............................................................................S-50
     General...................................................................................................S-50
     Governing Law.............................................................................................S-51
     Form of Offered Notes.....................................................................................S-51
     Collections; Distributions on the Offered Notes...........................................................S-52
     Key Dates and Periods.....................................................................................S-54
     Determination of Total Available Income...................................................................S-55
     [Liquidity Facility Advance]..............................................................................S-55
     Distribution of Total Available Income....................................................................S-55
     Interest on the Notes.....................................................................................S-55
     Determination of Available Principal Collections..........................................................S-56
     Distribution of Available Principal Collections...........................................................S-56
     Allocation of Principal Among Notes.......................................................................S-56
     [Redraws].................................................................................................S-56
     Principal Charge-offs.....................................................................................S-57
     [The Interest Rate Swaps].................................................................................S-59
     [The Currency Swap[s]]....................................................................................S-63
     Other Hedging Arrangements................................................................................S-68
     Withholding or Tax Deductions.............................................................................S-68
     Redemption of the Notes for Taxation or Other Reasons.....................................................S-68
     Redemption of the Notes upon an Event of Default..........................................................S-69
     Optional Redemption of the Notes..........................................................................S-70
     Final Maturity Date.......................................................................................S-71
     Redemption upon Final Payment.............................................................................S-71
     No Payments of Principal in Excess of Stated Amount.......................................................S-71
     [The Liquidity Facility]..................................................................................S-71
     [The Redraw Facility].....................................................................................S-72
     [Seller Deposit]..........................................................................................S-72
     [Pre-funding Account].....................................................................................S-73
[The Mortgage Insurance Policies]..............................................................................S-73
     [General].................................................................................................S-73
     [Description of the Mortgage Insurers]....................................................................S-73
Description of the Trustees....................................................................................S-73
     The Issuer Trustee........................................................................................S-73
     The Security Trustee......................................................................................S-74
     The Note Trustee..........................................................................................S-74
Servicing......................................................................................................S-74
     The Servicer..............................................................................................S-74
     Servicing of Mortgage Loans...............................................................................S-74
     Collection and Enforcement Procedures.....................................................................S-75
     [Optional Repurchase of Defaulted Mortgage Loans].........................................................S-76
     Delinquency, Foreclosure and Loss Statistics..............................................................S-76
Prepayment and Yield Considerations............................................................................S-80
     General...................................................................................................S-80
     Prepayments...............................................................................................S-80
     Rate of Payments..........................................................................................S-81
     Prepayment Rate Model and Modeling Assumptions............................................................S-82
Additional Information.........................................................................................S-85
Material United States Federal Income Tax Consequences.........................................................S-85
Material Australian Tax Consequences...........................................................................S-85
Legal Investment Considerations................................................................................S-86
ERISA Considerations...........................................................................................S-86
Plan of Distribution...........................................................................................S-86
     Underwriting..............................................................................................S-86
     Offering Restrictions.....................................................................................S-88
Announcement...................................................................................................S-90
Ratings of the Offered Notes...................................................................................S-90
Legal Matters..................................................................................................S-91
[Listing and General Information]..............................................................................S-91
     Listing...................................................................................................S-91
Glossary For Prospectus Supplement..............................................................................S-1
Appendix S-I....................................................................................................S-1
Mortgage Loan Pool Characteristics..............................................................................S-1
Appendix S-II...................................................................................................S-1
[Terms and Conditions of the Offered Notes].....................................................................S-1


                                                Table of Contents
                                                 for Prospectus


                                                                                                                Page
                                                                                                                ____

Important Notice About Information Presented in this Prospectus...................................................2
HomeSide Securitization Program...................................................................................3
National Australia Bank Limited...................................................................................3
The Trust Manager.................................................................................................3
The Issuer Trustee................................................................................................3
The Security Trustee..............................................................................................4
The Note Trustee..................................................................................................4
The Servicer......................................................................................................4
The Trusts........................................................................................................4
     Establishing the Trusts......................................................................................4
The Assets of the Trusts..........................................................................................5
     Assets of the Trusts.........................................................................................5
     The Mortgage Assets..........................................................................................6
Transfer and Assignment of the Mortgage Loans.....................................................................7
     Representations, Warranties and Eligibility Criteria.........................................................7
     The Seller's Representations.................................................................................7
     Breach of Representations and Warranties.....................................................................8
The Seller's Residential Loan Program............................................................................10
     Australian Residential Mortgage Loans Generally.............................................................10
     The Mortgage Loans..........................................................................................10
     Origination.................................................................................................12
     Underwriting Process........................................................................................12
     Features and Options; Loan Types............................................................................18
     Redraw Mortgage Loans.......................................................................................19
Description of the Notes.........................................................................................19
     General.....................................................................................................19
     Distributions...............................................................................................20
     Distributions of Interest...................................................................................20
     Distributions of Principal..................................................................................21
     Form of the Notes...........................................................................................21
     Withholding or Tax Deductions...............................................................................27
     Redemption of the Notes for Taxation or Other Reasons.......................................................28
     Repayment of the Notes upon an Event of Default under the Master Security Trust Deed........................28
     Optional Repurchase of the Mortgage Loans...................................................................28
     Termination of the Trust....................................................................................29
     Prescription................................................................................................29
     Voting and Consent of Noteholders...........................................................................29
     Reports to Noteholders......................................................................................30
     Liquidity Facility..........................................................................................31
     Redraw Facility.............................................................................................31
Credit Enhancement...............................................................................................31
     Subordination...............................................................................................32
     Primary Mortgage Insurance Policy...........................................................................33
     Pool Mortgage Insurance Policy..............................................................................33
     Excess Available Income.....................................................................................33
     Reserve Fund................................................................................................34
     Overcollateralization.......................................................................................34
     Letter of Credit............................................................................................34
     Surety Bond; Financial Guaranty Insurance Policy............................................................34
     Repurchase Bond.............................................................................................34
     Minimum Principal Payment Agreement.........................................................................35
     Other Insurance, Guarantees and Similar Instruments or Agreements...........................................35
Prepayment and Yield Considerations..............................................................................35
     General.....................................................................................................35
     Prepayments.................................................................................................36
     Rate of Payment.............................................................................................36
Powers, Duties and Liabilities under the Transaction Documents...................................................36
     The Issuer Trustee..........................................................................................36
     The Trust Manager...........................................................................................39
     The Note Trustee............................................................................................41
     The Security Trustee........................................................................................42
Description of Transaction Documents.............................................................................44
     Trust Accounts..............................................................................................44
     Pre-funding Account.........................................................................................44
     Interest Rate Swaps.........................................................................................45
     Currency Swaps..............................................................................................45
     Interest Rate Cap or Floor Agreements.......................................................................45
     The Master Security Trust Deed..............................................................................46
     The Servicing Agreement.....................................................................................52
     Modifications and Amendments................................................................................57
Use of Proceeds..................................................................................................59
Legal Aspects of the Mortgage Loans..............................................................................59
     General.....................................................................................................59
     Types of Security...........................................................................................59
     Taking Security over Land...................................................................................62
Enforcement of Registered Mortgages..............................................................................63
     Enforcement Generally.......................................................................................63
     Penalties and Prohibited Fees...............................................................................64
     Bankruptcy..................................................................................................65
     Environmental Considerations................................................................................66
     Tax Treatment of Interest on Australian Mortgage Loans......................................................66
     The Seller as Mortgagee.....................................................................................66
     Insolvency Considerations...................................................................................67
Australian Consumer Credit Code..................................................................................67
Material United States Federal Income Tax Consequences...........................................................68
     Overview....................................................................................................68
     Original Issue Discount, Indexed Securities, etc............................................................70
     Interest Income on the Offered Notes........................................................................70
     Sale of Offered Notes.......................................................................................70
     Market Discount.............................................................................................71
     Premium.....................................................................................................72
     Backup Withholding Taxes....................................................................................72
     Tax Consequences to Foreign Noteholders.....................................................................73
     Foreign Tax Credit..........................................................................................74
Material Australian Tax Consequences.............................................................................74
     Australian Taxation.........................................................................................74
     Other Taxes.................................................................................................78
     Tax Reform Proposals........................................................................................79
ERISA Considerations.............................................................................................81
Enforcement of Foreign Judgments in Australia....................................................................83
Legal Investment Considerations..................................................................................84
Where You Can Find More Information..............................................................................84
Incorporation of Certain Documents by Reference..................................................................85
Ratings of the Notes.............................................................................................85
Plan of Distribution.............................................................................................85
Legal Matters....................................................................................................87
Glossary ........................................................................................................88
Global Clearance and Settlement Procedures........................................................................1

                      U.S./Australian Dollar Presentation

         [In this prospectus supplement, references to "U.S. dollars" and "US$" are references to U.S. currency and references to "Australian dollars" and "A$" are references to Australian currency. As of [insert date], the noon buying rate in New York City for cable transfers in Australian dollars as certified for customs purposes by the Federal Reserve Bank of New York was US$[ ] = A$1.00.] [insert corresponding disclosure for series of notes denominated in other than US currency.]

                            Australian Disclaimers

o The offered notes do not represent deposits or other liabilities of National Australia Bank Limited, [the originator and/or initial purchaser] of the mortgage loans and the indirect parent of HomeSide Global MBS Manager, Inc., the trust manager, or any other affiliates of National Australia Bank Limited.

o The holding of the offered notes is subject to investment risk, including possible delays in repayment and loss of income and principal invested.

o None of National Australia Bank Limited (in its individual capacity or as seller, servicer, [basis swap provider], [fixed rate swap provider], a [currency swap provider], [liquidity facility provider] or [redraw facility provider]), [add any additional roles], HomeSide Global MBS Manager, Inc., or any affiliate of the foregoing entities, the issuer trustee, the security trustee, the note trustee, the note registrar, any paying agent, the calculation agent nor any underwriter in any way stands behind the value and/or performance of the offered notes or the assets of the trust, or guarantees the payment of interest or the repayment of principal due on the offered notes, except to the limited extent provided in the transaction documents for the trust.

o None of the obligations of [insert name of issuer trustee], in its capacity as issuer trustee of the trust, or HomeSide Global MBS Manager, Inc., as trust manager in respect of the offered notes, are guaranteed in any way by National Australia Bank Limited or any affiliate of National Australia Bank Limited or by [insert name of issuer trustee] (in its individual capacity) or any affiliate of [insert name of issuer trustee]. The issuer trustee and the security trustee do not guarantee the success or performance of the trust nor the repayment of capital or any particular rate of capital or income return.

           [Disclaimers with Respect to Sales to Non-U.S. Investors]

   [To be modified to comply with the listing requirements of any applicable foreign securities exchange on which the offered notes are listed.]

         [This section applies only to the offering of the offered notes in countries other than the United States of America. References to [insert name of issuer trustee] in this section are to that company in its capacity as issuer trustee of the HomeSide Mortgage Securities Trust 200[ ]-[ ], and not its individual capacity. HomeSide Global MBS Manager, Inc., the trust manager, is responsible and liable for this prospectus supplement and accompanying prospectus in the United States of America.

         The underwriters are offering the offered notes globally for sale in those jurisdictions in the [United States, Europe, Asia] and elsewhere where it is lawful for the relevant underwriter to make such offers. The distribution of this prospectus supplement and accompanying prospectus and the offering and sale of the offered notes in certain foreign jurisdictions may be restricted by law. This prospectus supplement and accompanying prospectus does not constitute, and may not be used in connection with, an offer by anyone in any jurisdiction in which such offer or solicitation is not authorized or in which the person making such offer or solicitation is not qualified to do so or to any person to whom it is unlawful to make such offer or solicitation. Each underwriter has agreed to comply with all applicable securities laws and regulations in each jurisdiction in which it purchases, offers, sells or delivers offered notes or possesses or distributes this prospectus supplement and accompanying prospectus or any other offering material. See "Plan of Distribution" in this prospectus supplement. You should also inform yourself about and observe any of these restrictions.

         This prospectus supplement and accompanying prospectus does not and is not intended to constitute an offer to sell or a solicitation of any offer to buy any of the offered notes by or on behalf of [insert name of issuer trustee] or HomeSide Global MBS Manager, Inc. in any jurisdiction in which the offer or solicitation is not authorized or in which the person making the offer or solicitation is not qualified to do so or to any person to whom it is unlawful to make an offer or solicitation in such jurisdiction.

         HomeSide Global MBS Manager, Inc. accepts responsibility for the information contained in this prospectus supplement and accompanying prospectus other than the information for which [insert name of issuer trustee], National Australia Bank Limited, [insert other applicable transaction parties providing disclosure for use in the prospectus supplement] take responsibility as set forth below in this section. To the best of the knowledge and belief of each such entity (and each such entity has taken reasonable care to ensure that such is the case), the information contained in the accompanying prospectus is in accordance with the facts and does not omit anything likely to affect the import of such information.

         [insert name of issuer trustee] accepts responsibility for the information contained in "Description of the Trustees--The issuer trustee" in this prospectus supplement. To the best of the knowledge and belief of [insert name of issuer trustee], which has taken reasonable care to ensure that such is the case, the information contained in that section is in accordance with the facts and does not omit anything likely to affect the import of that information. [insert name of issuer trustee] expressly disclaims and takes no responsibility for any other part of this prospectus supplement and accompanying prospectus. [insert name of issuer trustee] does not guarantee the success or performance of the HomeSide Mortgage Securities Trust 200[ ]-[ ] nor the repayment of capital or any particular rate of capital or income return on the offered notes.

         National Australia Bank Limited, as seller, servicer, [fixed rate swap provider], [basis swap provider], [a currency swap provider], [liquidity facility provider] and [redraw facility provider] [add any additional roles] accepts responsibility for the information contained in "Summary--The Mortgage Loans," "Description of the Pool of Mortgage Loans," "Servicing" and Appendix S-I: Mortgage Loan Pool Characteristics in this prospectus supplement and "HomeSide Securitization Program," "National Australia Bank Limited," "The Servicer," "The Seller" and "The Seller's Residential Loan Program" in the accompanying prospectus. To the best of the knowledge and belief of National Australia Bank Limited, which has taken all reasonable care to ensure that such is the case, the information contained in those sections is in accordance with the facts and does not omit anything likely to affect the import of that information.

     [Insert responsibility statements of other applicable transaction parties]

         None of National Australia Bank Limited, in its individual capacity and as seller, servicer, [fixed rate swap provider], [basis swap provider], [a currency swap provider], [liquidity facility provider] and [redraw facility provider] [add any additional roles], HomeSide Global MBS Manager, Inc., as trust manager or [insert name of issuer trustee], as issuer trustee, [insert name of security trustee], as security trustee, [insert name of note trustee], as note trustee, note registrar, principal paying agent, calculation agent and a paying agent or [insert name of any currency swap provider], as a currency swap provider [add any additional transaction parties], accepts any responsibility for any information contained in this prospectus supplement and accompanying prospectus and has not separately verified the information contained in this prospectus supplement and accompanying prospectus and makes no representation, warranty or undertaking, express or implied, as to the accuracy or completeness of any information contained in this prospectus supplement and accompanying prospectus or any other information supplied in connection with the offered notes except with respect to the information for which it accepts responsibility in the preceding [[ ]] paragraphs.

         Except as described in the preceding [[ ]] paragraphs, National Australia Bank Limited, in its individual capacity and as seller, servicer, [fixed rate swap provider], [basis swap provider], [a currency swap provider], [liquidity facility provider] and [redraw facility provider] [add any additional roles], [insert name of issuer trustee], in its individual capacity and as issuer trustee, HomeSide Global MBS Manager, Inc., as trust manager, [insert name of security trustee], in its individual capacity and as security trustee, [insert name of note trustee], as note trustee, note registrar, principal paying agent, calculation agent and a paying agent, [insert name of any currency swap provider], as a [currency swap provider] [add any additional transaction parties], and the underwriters do not recommend that any person should purchase any of the offered notes and do not accept any responsibility or make any representation as to the tax consequences of investing in the offered notes.

         Each person receiving this prospectus supplement and accompanying prospectus:

o acknowledges that he or she has not relied on the entities listed in the preceding paragraph nor on any person affiliated with any of them in connection with his or her investigation of the accuracy of the information in this prospectus supplement and accompanying prospectus or his or her investment decisions;

o acknowledges that this prospectus supplement and accompanying prospectus and any other information supplied in connection with the offered notes is not intended to provide the basis of any credit or other evaluation;

o acknowledges that the underwriters have expressly not undertaken to review the financial condition or affairs of the trust or any party named in the prospectus supplement and accompanying prospectus during the life of the offered notes;

o should make their own independent investigation of the trust and the offered notes; and

o should seek their own tax, accounting and legal advice as to the consequences of investing in any of the offered notes.

         No person has been authorized to give any information or to make any representations other than those contained in this prospectus supplement and accompanying (or incorporated by reference therein) prospectus in connection with the issue or sale of the offered notes. If such information or representation is given or received, it must not be relied upon as having been authorized by National Australia Bank Limited, [insert name of issuer trustee], HomeSide Global MBS Manager, Inc. or any of the underwriters.

         Neither the delivery of this prospectus supplement nor any sale made in connection with this prospectus supplement shall, under any circumstances, create any implication that:

o there has been no material change in the affairs of the trust or any party named in this prospectus supplement since the date of this prospectus supplement or the date upon which this prospectus supplement has been most recently amended or supplemented; or

o any other information supplied in connection with the offered notes is correct as of any time subsequent to the date on which it is supplied or, if different, the date indicated in the document containing the same.

         [insert name of issuer trustee] liability to make payments of interest and principal on the offered notes is limited to the assets of the trust available to be applied towards those payments in accordance with the transaction documents. All claims against [insert name of issuer trustee] in relation to the offered notes may only be satisfied out of the assets of the trust and are limited in recourse to the assets of the trust.

           [Information and Notices in Connection with [ ] Listing]

         [Insert any applicable information and/or notice requirements of any foreign securities exchange on which the offered notes are listed].

                              Structural Diagram

         The Structural Diagram below identifies the principal parties to the transaction and summarizes key aspects of the transaction. [To be modified as necessary to take into account different or additional support facilities/credit enhancements applicable to a particular series of offered notes]




                              [Diagram Omitted]




* Broken lines indicate cashflow, solid lines indicate conveyance of mortgage loans. See "Structural Overview" on the following page for a summary description of the issuance of the notes.

                                    Summary

         This summary highlights selected information from this prospectus supplement and does not contain all of the information that you need to consider in making your investment decision. This summary contains an overview of some of the concepts and other information to aid your understanding. All of the information contained in this summary is qualified by the more detailed explanations in other parts of this prospectus supplement and accompanying prospectus, [including the "Terms and Conditions of the Offered Notes" at Appendix S-II to this prospectus supplement].

Structural Overview

         This prospectus supplement describes the terms and offering of the Mortgage Backed [Floating Rate] [Fixed Rate] Notes, Series 200[ ]-[], Class[es] [insert senior and subordinate classes of offered notes only], (collectively, the "offered notes") secured by mortgages on one- to four-family residential properties located in Australia. The principal parties involved in the issuance and ongoing administration of the offered notes are diagrammed on the previous page. See "Structural Diagram." Their duties and responsibilities differ in certain respects from their counterparts in U.S. mortgage securitizations and are summarized below.

         All the mortgages underlying the offered notes were originated [or acquired] by National Australia Bank Limited (identified as the seller at the top of the preceding diagram). Prior to issuance of the offered notes, the mortgages will be conveyed to HomeSide Mortgage Securities Trust 200[ ]-[ ], an Australian trust. The trust will issue the offered notes [and other classes of notes of the same series not offered under this prospectus supplement (the offered notes and such non-offered classes of the same series are collectively referred to herein as the "notes")] and otherwise act through [insert name of issuer trustee], as issuer trustee, an arrangement similar in many respects to the appointment of an owner trustee in U.S. domestic owner trust securitizations. [insert name of note trustee] will serve as note trustee for the noteholders of the offered notes and will perform duties largely comparable to those of an indenture trustee in U.S. debt offerings (i.e., note issuance, administration and representation of such noteholders in enforcement and judiciary proceedings relating to the note trust deed and the offered note terms and conditions as described herein).

         To secure payments of the offered notes, the mortgages will be secured in favor of [insert name of security trustee], a separate trustee (identified as the security trustee on the right-hand side of the diagram) located in Australia. The security trustee's role in the transaction will be to maintain the security in the mortgages and other related collateral and take steps to liquidate the assets of HomeSide Mortgage Securities Trust 200[ ]-[ ] upon the failure to pay timely noteholders or the occurrence of the events described in the accompanying prospectus under "Description of the Transaction Documents--The Master Security Trust Deed--Events of Default."

         Day-to-day administration (i.e., making collections, sending notices) of the mortgages will be performed by National Australia Bank Limited (trading as HomeSide), as servicer of the mortgage loans.

         Oversight and management of the trust will be maintained by HomeSide Global MBS Manager, Inc., a Delaware corporation and wholly-owned indirect subsidiary of the seller, as the trust manager. The duties of the trust manager include preparation of [insert applicable reporting period] reports for noteholders, calculation (and auditing) of certain amounts (including payments on the notes), maintenance of accounts, delivery of notices, and other matters.

         [In addition to originating [and/or acquiring] and selling the mortgages to the trust, National Australia Bank Limited] [insert other or additional support facility providers] will act as:

o [Liquidity Facility Provider. To avoid interruptions in the timely payment on the notes, the liquidity facility provider will "advance" amounts from time to time for payment on the notes. Such amounts will be reimbursable to the liquidity provider from future trust cash flows.]

o [Redraw Facility Provider. Certain of the mortgage loans permit the borrower to re-borrow additional amounts from the seller under the mortgage loan following origination provided certain conditions are satisfied. The redraw facility provider has been retained to reimburse the seller for such amounts to the extent trust cashflow is insufficient to provide that reimbursement. Amounts extended under the redraw facility will be repaid from future trust cashflow.]

o [Fixed Rate, Basis and Currency Swap Providers. To hedge interest rate and currency exposure, the issuer trustee will enter into several arrangements with the swap providers listed below. The swap providers, under separate [or joint and several] arrangements, will pay to the trust amounts calculated with reference to certain interest and currency exchange rates described in this prospectus supplement in return for specified payments received on the mortgage loans.]

o        [insert any other roles in which NAB will serve]

o        [insert any other support facilities to be provided]

         Risk Factors. There are significant risks associated with an investment in the offered notes, including the general structural risks associated with a mortgage-backed securitization, such as the financial strength of support facility providers, special risks associated with an investment in Australian mortgage loans and special risks associated with certain features of the seller's mortgage loans to be assigned to the trust. In certain cases, such risks may overlap one or more of the above categorizations. See "Risk Factors" in this prospectus supplement.

         Governing Law. All of the transaction documents will be governed by the laws of the Australian Capital Territory, with the exception of the underwriting documents for the offered notes, which will be governed by New York law.


Parties to the Transaction:

Trust.........................................      HOMESIDE MORTGAGE SECURITIES TRUST 200[ ]-[ ]. The trust was created by the trust manager pursuant to the master trust deed and the supplemental deed.
Seller........................................      NATIONAL AUSTRALIA BANK LIMITED (ABN 12 004 044 937). The
                                                    [originator/initial purchaser] and the seller of the mortgage loans to the trust.
Issuer Trustee................................      [                                     ]. The trustee of the
                                                    trust and the issuer of the notes pursuant to the master trust deed and supplemental deed.
Trust Manager.................................      HOMESIDE GLOBAL MBS MANAGER, INC. The manager of the trust appointed pursuant to the master trust deed and the
                                                    supplemental deed, and responsible for management of the assets and liabilities of the trust. HomeSide Global MBS Manager, Inc.
                                                    is an indirect U.S. subsidiary of the seller.
Note Trustee..................................      [                                     ]. The note trustee
                                                    appointed pursuant to the note trust deed (i.e., the indenture)
                                                    to act for and exercise certain rights of the holders with respect to the offered notes.
Security Trustee..............................      [                                     ]. The security trustee
                                                    will act as trustee for the secured creditors of the trust holding the benefit of the charge over the assets of the trust pursuant to the master security trust deed and the deed of charge.
Servicer......................................      NATIONAL AUSTRALIA BANK LIMITED, trading as HomeSide. The
                                                    servicer will act as servicer and custodian of the mortgage loans on behalf of the issuer trustee pursuant to the servicing agreement.
Principal Paying Agent and Offered Note Registrar
                                                    [                                                            ]
Paying Agent..................................      [                                                            ]
Calculation Agent.............................      [                                                            ]
[Listing Agent]...............................      [                                                            ]
[London], [Luxembourg] or other Paying Agent in
    connection with listing of offered notes on
    foreign securities exchange]..............
                                                    [                                                            ]
[Fixed Rate Swap Provider]....................      [                                                            ]
[Basis Swap Provider].........................      [                                                            ]
[Currency Swap Provider[s]]...................      [                                                            ]
[Liquidity Facility Provider].................      [                                                            ]
[Redraw Facility Provider]....................      [                                                            ]
[Mortgage Insurers]...........................      [                                                            ]
[Insert other support facility or other credit
    enhancement provider].....................
Residual Capital Unitholder...................      NATIONAL AUSTRALIA BANK LIMITED
Residual Income Unitholder....................      NATIONAL AUSTRALIA BANK LIMITED
Underwriter[s]................................      [                                                            ]
Rating Agencies...............................      [FITCH, INC.], [MOODY'S INVESTORS SERVICE, INC.] and [STANDARD
                                                    & POOR'S RATINGS GROUP]

The Mortgage Backed [Floating Rate] [Fixed Rate] Notes, Series 200[ ]-[ ]

         In addition to the offered notes, the issuer trustee will also issue Class [insert any class of notes in the same series not offered under this Form S-3 registration statement either in the U.S. or in other jurisdictions and whether of senior, equal or junior ranking with the offered notes (collectively, the "non-S-3 notes" or the "non-S-3 classes")] notes as part of Series 200[ ]-[ ] secured by the same pool of mortgage loans and which rank [senior] [equally] [junior] in right of payment to the offered notes as described below. The Class [insert non-S-3 classes] notes have not been, and will not be, registered in the United States and are not being offered by this prospectus supplement or accompanying prospectus. The following chart summarizes the principal terms of the Series 200[ ]-[ ] note issuance:

[Insert table setting forth principal terms of each class of notes including, but not limited to, specified currency, initial class principal balance, percentage of total note issuance, interest rate, interest accrual method, payment dates, clearance/settlement procedures, cut-off date, closing date, final maturity date and rating (if any)].

         [The issuer trustee may in certain circumstances also issue redraw notes in order to fund the reimbursement of redraws to the seller. See "--Redraws; Redraw Facility; Redraw Notes" below and "Description of the Offered Notes--Redraws--Issue of Redraw Notes" in this prospectus supplement. The ranking of any such redraw notes in relation to the offered notes is described below at "--Credit Enhancements--Subordination and Allocation of Losses". The redraw notes will not be registered in the United States and are not being offered by this prospectus supplement or accompanying prospectus.]

The Mortgage Loans

         The pool of mortgage loans will consist of [fixed rate] [and/or] [variable rate] registered, [first and/or second] ranking residential mortgage loans secured by mortgages on one- to four-family owner occupied and non-owner occupied residential properties. The mortgage loans will have original terms to stated maturity of no more than [ ] years. The pool of mortgage loans had the summary characteristics described below determined as of the close of business on the Cut-off Date.

Number of Mortgage Loans........................................................                  [        ]
Aggregate Mortgage Loan Pool Balance............................................  A$              [        ]
Average Mortgage Loan Balance...................................................  A$              [        ]
Maximum Mortgage Loan Balance...................................................  A$              [        ]
Minimum Mortgage Loan Balance...................................................  A$              [        ]
Maximum Remaining Term to Maturity (in months)..................................                       [   ]
Weighted Average Remaining Term to Maturity (in months).........................                       [   ]
Weighted Average Original Term to Maturity (in months)..........................                       [   ]
Weighted Average Original Loan-to-Value Ratio...................................                  [        ]%
Weighted Average Current Loan-to-Value Ratio....................................                  [        ]%
Percentage of Mortgage Loans (by principal balance) that are Variable Rate......                  [        ]%
Percentage of Mortgage Loans (by principal balance) that are Fixed Rate*........                  [        ]%
Percentage of Mortgage Loans (by principal balance) that are Secured by Second
 Liens............;.............................................................                  [        ]%
Weighted Average Mortgage Rate for Variable Rate Mortgage Loans.................                  [        ]%
Weighted Average Mortgage Rate for Fixed Rate Mortgage Loans....................                  [        ]%
Weighted Average Number of Months since Origination.............................                        [  ]

-----------------

[* The term "fixed rate" mortgage loans as used in this prospectus supplement and accompanying prospectus does not have the same meaning as in U.S. mortgage securitizations, i.e., loans with a fixed interest rate for the life of the mortgage loan. Rather, the fixed rate mortgage loans in the seller's portfolio have a fixed rate that is set for a shorter time period (generally not more than 10 years) than the life of the loan (generally 25 years) which then converts to a variable rate or can be refixed for a further period, again generally not more than 10 years.]

         Before the issuance of the notes on the closing date, mortgage loans may be added to or removed from the mortgage loan pool. Additionally, new mortgage loans may be substituted for mortgage loans that are removed from the mortgage loan pool. This addition, removal or substitution of mortgage loans may result in changes in the mortgage loan pool characteristics shown in the preceding table and could affect the weighted average lives and yields of the notes. The seller will not add, remove or substitute any mortgage loans prior to the closing date if this would result in a change of more than 5% in any of the characteristics of the pool of mortgage loans described above. Moreover, additions or removals of mortgage loans in the mortgage loan pool will not occur after the closing date, other than through removals as a result of (1) a repurchase or substitution by the seller of mortgage loans affected by a breach of the certain representations or warranties as described under "The Seller--Breach of Representations and Warranties" in the accompanying prospectus, [(2) an optional repurchase by the seller of subsequently modified mortgage loans which no longer satisfy the eligibility criteria for inclusion in the trust], [or (3) the exercise by the servicer of its option to repurchase mortgage loans which are 90 days or more delinquent as described at "Servicing--Optional Repurchase of Defaulted Mortgage Loans" in this prospectus supplement.] See Appendix S-I to this prospectus supplement for additional statistical information regarding the mortgage loan pool determined as of the Cut-off Date.

Sources and Applications of Cash Flow

Collections

         The issuer trustee will receive for each collection period amounts, which are known as collections, which include:

o payments of interest, principal and other amounts under the mortgage loans, excluding any mortgage insurance premiums and related charges payable to the servicer or any fees;

o proceeds from the enforcement of the mortgage loans and mortgages and other securities relating to those mortgage loans;

o             amounts received under mortgage insurance policies; and

o amounts received from the seller for breaches of representations, warranties or undertakings in connection with the mortgage loans [or from the servicer as a result of the purchase of defaulted mortgage loans].

o             [add any additional component of collections]

         Collections will be allocated between income and principal as follows:

         [insert description of application of interest/income and principal collections]

Interest on the Notes [and Redraw Notes]

         Interest on the notes [and redraw notes] is payable [monthly], [quarterly], [semi-annually] [other period] in arrears on each payment date. [Describe method for allocation of interest among senior and subordinate classes of notes and any redraw notes] Interest on each class of notes [and the redraw notes] is calculated for each interest period as follows:

o             at the note's [or redraw note's] interest rate;

o on the outstanding principal balance of that note [or redraw note] at the beginning of that interest period; and

o on the basis of the actual number of days in that interest period and a year of [360 days] [365 days]] for the [insert applicable classes of notes].

o [on the basis of a 360-day year of twelve 30-day months] for the [insert applicable classes of notes]

         See "Description of the Offered Notes--Interest on the Notes" in this prospectus supplement.

Principal on the Notes [and Redraw Notes]

         Principal on the notes [and redraw notes] will be payable on each payment date. Principal collections on the mortgage loans available to pay principal on the notes [and redraw notes] will first be applied to pay the following items in the following order of priority:

o [insert description of application and priority of payment of principal to repay redraws, replenishment of redraw and other support facilities, interest/income shortfalls, redraw notes, senior offered notes, subordinate offered notes and non-S-3 notes]

Allocation of Cash Flows

         On each payment date, the issuer trustee will pay interest and repay principal to each noteholder [and redraw noteholder] to the extent of available interest and income collections and available principal collections on the mortgage loans on that payment date to be applied for these purposes. The charts on the next four pages summarize the flow and priority of payments:

         [insert flow charts depicting source of interest/income collections, application and priority of interest/income distributions, source of principal collections, application and priority of principal distributions]

Transaction Fees

         The principal parties involved in the issuance and administration of the notes will be entitled to certain fees for the performance of their duties. The following table shows each party's fee rate or other basis of calculation of their fee compensation:

Party                                          Annual Fee Rate                     Explanation
-----                                          ---------------                     -----------
Issuer Trustee                                        *           [The trust will pay a single [insert applicable
Security Trustee                                                  payment period] fee (based on a sliding scale) to
Note Trustee                                                      the issuer trustee in respect of these duties to
                                                                  be allocated among these three trustees.] [if
                                                                  fees are separately calculated for each trustee,
                                                                  specify bases of calculation.]

Trust Manager...........................             [%]          The trust manager's fee is calculated by
                                                                  multiplying the annual fee rate by the total
                                                                  invested amount of the notes as of the beginning
                                                                  of each [insert applicable payment period] and
                                                                  multiplying such product by the number of days in
                                                                  the interest period divided by 365.

[Liquidity Facility Provider]...........             [%]          [insert fee basis under transaction documents]

[Redraw Facility Provider]..............             [%]          [insert fee basis under transaction documents]

Servicer................................             [%]          The servicer's fee is calculated by multiplying
                                                                  the annual fee rate specified by the outstanding
                                                                  principal balance of the mortgage loans as of
                                                                  the beginning of the [insert  applicable
                                                                  payment  period] and  multiplying such product
                                                                  by the number of days in the interest period
                                                                  divided by 365.

[Mortgage Insurers].....................             [%]          [Up front premium fee to be paid by National
                                                                  Australia Bank Limited; no fees to be paid by the
                                                                  Trust.] [insert other source of payment under
                                                                  transaction documents]

[Insert other support facility or other
credit enhancement provider and its fee
arrangement]

         *The aggregate transaction fees expressed as an annual percentage of the balance of the mortgage loans is not expected to exceed approximately [ ]%. Except as described above, fees are payable [insert applicable payment period] from trust income prior to payment of noteholders.

Credit Enhancements

         Payments of interest and principal on the offered notes will be supported by the following forms of credit enhancement:

[Subordination and Allocation of Losses]

         [insert description of subordination features, as applicable, and method of allocation of losses on the mortgage loans among the senior and subordinate classes of notes and redraw notes (if any).]

[Mortgage Insurance Policies]

         [insert description of mortgage insurers, pool mortgage insurance policy and/or primary mortgage insurance policies, as applicable.] The seller will equitably assign its interest in each mortgage insurance policy to the issuer trustee. Generally, each mortgage insurance policy covers any loss realized upon foreclosure of the related mortgaged property. The amount covered by each mortgage insurance policy will, in general, equal the excess of the unpaid principal balance of the mortgage loans (as increased by any negative amortization), plus unpaid accrued interest and the expenses of enforcement of such mortgage loan over the proceeds realized upon enforcement of the mortgage loan. See "The Mortgage Insurance Policies" in this prospectus supplement and "Credit Enhancement" in the accompanying prospectus.

         [Seller Deposit] [to be included only if the mortgage loans in the trust do not include a waiver of set-off]

         [If National Australia Bank Limited is assigned a [insert applicable long-term or short-term rating and relevant rating agency] or, in each case, a lesser rating as agreed between the trust manager, the issuer trustee, the seller and the relevant rating agency, it must deposit an amount in an account with respect to the set-off risk determined with reference to, and which may be less than, the balances of certain deposit accounts held by borrowers with National Australia Bank Limited where the borrowers' mortgage loans do not have a waiver of set-off. The amount of the seller deposit may be reset on each determination date and adjusted on the following payment date and will be reduced to zero if the seller regains the required credit ratings. The issuer trustee may use the seller deposit to meet liabilities of the seller in relation to amounts set-off against the amount due on a mortgage loan which have not been met within [ ] business days of notice from the issuer trustee or the trust manager.

         As an alternative to making the seller deposit, National Australia Bank Limited may implement other arrangements agreed with the rating agencies so that credit ratings of the offered notes by those rating agencies will not be adversely affected. See "Description of the Offered Notes--Seller Deposit" in this prospectus supplement.

[Excess Available Income]

         Any interest and income collections on the mortgage loans remaining after payments of interest on the notes [and the redraw notes] and the trust's expenses on any payment date [will be available to cover previously unreimbursed losses on the mortgage loans.] [will be paid to the residual income unit holder of the trust on each payment date and not be accumulated within the trust] or [applied as additional principal payment on the notes] [insert any other application of excess available income]. See "Description of the Offered Notes--Distribution of Total Available Income" and "--Principal Charge-offs in this prospectus supplement."

[Liquidity Enhancement]

         To cover possible liquidity shortfalls in the payments of interest on the offered notes [and redraw notes], the issuer trustee will, in certain circumstances, be able to borrow funds under a liquidity facility to be provided by [insert liquidity facility provider]. See "Description of the Offered Notes--The Liquidity Facility" in this prospectus supplement.

[Redraws; Redraw Facility; Redraw Notes]

         Unlike U.S. mortgages (but common among Australian mortgage loans), each variable rate mortgage loan included in the pool permits the borrower, from time to time, to draw down (i.e., reborrow) additional amounts. The maximum amount permitted to be drawn down by a borrower is determined with reference to a principal balance schedule (simply, the amortization schedule for the loan calculated on the basis of either the interest rate applicable to the loan or, in the case of some of the mortgage loans, an interest rate of [10%] and the actual amount outstanding. At any time, a borrower may "redraw" the amount by which the scheduled balance at the time of the proposed redraw exceeds the actual outstanding loan balance. As such, the amount available to be redrawn is largely a function of the amount previously prepaid by the borrower. Generally, the greater the amount of prior prepayments, the larger the permitted redraw.

         Although redraws will be disbursed directly by the seller to the borrowers, they will constitute assets of the trust. Following disbursement, the trust will be required to reimburse the seller for any redraws as follows:

                  First, to the extent of availability, from principal collections on hand;

                  Second, to the extent principal collections are insufficient, by drawing on the redraw facility (which the trust will be required to repay to the redraw facility provider from future principal collections); and

                  Third, to the extent the redraw facility has been exhausted, by issuance of notes (referred to in this prospectus as "redraw notes"). Given the prior sources of funding, it is not expected that a significant amount of redraw notes will be issued by the trust.

         Generally speaking, reimbursements of redraws to the seller (or the redraw facility provider) will be required to be paid from trust cashflow before amounts are paid on the offered notes. As a result, the trust will have less funds available to pay principal on the offered notes on a current basis, but will have a corresponding greater amount of assets with which to make future payments. Although the seller is not able to predict the level of redraws in the future, the weighted average life of the offered notes could be extended to the extent redraws are experienced on the mortgage loans. See "The Seller's Residential Loan Program--Redraw Mortgage Loans" in the accompanying prospectus and "Description of the Offered Notes--Redraws" "--The Redraw Facility" in this prospectus supplement.

         [add description of any additional credit enhancement or liquidity enhancement features, as applicable, to a particular series of offered notes].

[Pre-funding Account]

         [insert description of any prefunding mechanisms, as applicable.]

[Hedging Arrangements]

         To hedge its interest rate and currency exposures, the issuer trustee will enter into the following hedging arrangements:

o a basis swap to hedge the basis risk between the interest rate on the mortgage loans which accrue interest at a discretionary variable rate of interest and the floating rate obligations of the trust, including the issuer trustee's payment obligations under the currency swap[s];

o a fixed rate swap to hedge the basis risk between the interest rate on the mortgage loans which accrue interest at a fixed rate of interest and the floating rate obligations of the trust, including the issuer trustee's payment obligations under the currency swaps; and

o [insert number] currency swap[s] to hedge the currency risk and the basis risk between the collections on the mortgage loans and the amounts received by the issuer trustee under the basis swap and the fixed rate swap, which are denominated in Australian dollars and, in the case of the basis swap and fixed rate swap, calculated by reference to the [insert applicable index], and the obligation of the trust to pay interest and principal on the offered notes, which are denominated in U.S. dollars and, in the case of interest, calculated by reference to [insert applicable index].

         See "Description of the Offered Notes--The Interest Rate Swaps" and "--The Currency Swap[s]" in this prospectus supplement.

         [insert description of any other hedging arrangements, such as interest rate cap or interest rate floor mechanisms, as applicable]

[Servicer Optional Repurchase of Defaulted Mortgage Loans]

         Subject to certain limitations contained in the supplemental deed, the servicer shall have the right and the option, but not the obligation, to purchase for its own account at the then current value of such mortgage loan (taking into account applicable insurance proceeds and other available resources) any mortgage loan which becomes 90 days or more delinquent in payment. See "Servicing--Optional Repurchase of Defaulted Mortgage Loans" in this prospectus supplement.

Optional Redemption

         [Call Option. The issuer trustee will, if the trust manager directs it to do so, redeem all of the notes [and redraw notes] on any payment date falling on or after the earlier of (1) the payment date falling in [insert initial call date] and (2) the payment date when the current total outstanding principal balance of the mortgage loans (calculated as at the end of the immediately preceding collection period) is less than [__%] of the total outstanding principal balance of the mortgage loans on the closing date. The issuer trustee's offer to redeem the notes and the redraw notes may be either at:

o the aggregate outstanding principal balance of the notes [and the redraw notes], plus accrued interest thereon (in which case exercise of the redemption will be mandatory and not require any consent of the noteholders [or the redraw noteholders]); or

o the aggregate outstanding principal balance of the notes [and the redraw notes,] plus accrued interest thereon, as reduced by unreimbursed losses allocated against the notes [and the redraw notes] (in which case exercise of the redemption will require approval of [75%] of the noteholders [and the redraw noteholders]).

         If the issuer trustee fails to exercise its option to redeem the notes on the payment date falling in [insert initial call date], then the percentage spread over [insert applicable interest rate index, e.g. LIBOR]to be applied in determining the interest rate on the offered notes as from that payment date will increase to [ %]. However, if the issuer trustee, at the direction of the trust manager, proposes to exercise its option to redeem the notes [and the redraw notes] on a payment date occurring on or after [insert initial call date] at the lesser amount described above but is unable to do so because it cannot obtain the required consent of [75%] of the noteholders [and redraw noteholders], then the percentage spread over [insert applicable interest rate index, e.g. LIBOR] to be applied in determining the interest rate on the offered notes as from that payment date will remain at, or revert to, the spread as at the closing date. See "Description of the Offered Notes--Optional Redemption of the Notes" in this prospectus supplement.]

Material Australian Tax Consequences

         In the opinion of Mallesons Stephen Jaques, Australian tax counsel for the trust manager, under present law, the offered notes will not be subject to Australian interest withholding tax if they are issued in accordance with certain factual conditions and they are not held by "associates" (as that term is defined in the Australian Income Tax Assessment Act of 1936) of the trust. The issuer trustee will seek to issue the offered notes in a manner which will satisfy the conditions for an exemption from Australian interest withholding tax. One of these conditions is that the issuer trustee must, at the time of issue, not know or have reasonable grounds to suspect that an offered note, or an interest in an offered note, was being, or would later be, acquired directly or indirectly by "associates" of the trust (as defined in the Australian Income Tax Assessment Act of 1936) other than in the capacity of a dealer, manager or underwriter in relation to the offering and sale of the offered notes. "Associate" for these purposes is widely defined and means, generally speaking, in relation to the trust, the beneficiaries of the trust, and any "associates" of those beneficiaries. Thus the associates of the trust would generally include associates of National Australia Bank Limited as the residual capital unitholder and the residual income unitholder and the other beneficiaries of the trust, if any, from time to time. Accordingly, such persons may not acquire the offered notes (other than in the capacity noted above). See "Material Australian Tax Consequences" in this prospectus supplement and accompanying prospectus.

         If by virtue of a change in law:

o the issuer trustee will be required to withhold or deduct amounts from payment of principal or interest to any class of noteholders [or redraw noteholders] due to taxes, duties, assessments or governmental charges; or

o if the issuer trustee ceases to receive the total amount of interest payable by borrowers on the mortgage loans due to taxes, duties, assessments or other governmental charges then, the trust manager may, at its sole discretion, but subject to certain conditions, direct the issuer trustee to redeem all of the notes [and redraw notes.]

         If the issuer trustee redeems the notes [and redraw notes], the noteholders [and the redraw noteholders] will receive a payment equal to either:

o the aggregate outstanding principal balance of the notes [and the redraw notes], plus accrued interest thereon (in which case exercise of the redemption will be mandatory and not require any consent of the noteholders [or the redraw noteholders]); or

o the aggregate outstanding principal balance of the notes [and the redraw notes], plus accrued interest thereon, as reduced by unreimbursed losses allocated against the notes [and the redraw notes] (in which case exercise of the redemption will require approval of [75%] of the noteholders [and the redraw noteholders]).

However, if the withholding or deduction relates only to offered notes, noteholders of the offered notes owning [75%] of the voting rights represented thereby may direct the issuer trustee not to redeem the notes [and redraw notes]. See "Description of the Offered Notes--Redemption of the Notes for Taxation or other Reasons" in the accompanying prospectus.

Material United States Federal Income Tax Consequences

         In the opinion of Sidley Austin Brown & Wood LLP, special United States federal income tax counsel for the trust manager, although there is no authority directly on point, the offered notes will be characterized as debt for U.S. federal income tax purposes, subject to the qualifications set forth in "Material United States Federal Income Tax Consequences" in this prospectus supplement and accompanying prospectus. Each noteholder, by acceptance of an offered note, agrees to treat the offered notes as indebtedness. In addition, in the opinion of Sidley Austin Brown & Wood LLP, the trust will not be subject to any entity level tax for United States federal income tax purposes and the issuer trustee will not be treated as engaged in the conduct of a United States trade or business (and, accordingly, not subject to United States Federal income tax) solely as a result of any activities that it conducts in its capacity as issuer trustee of the trust. See "Material United States Federal Income Tax Consequences" in this prospectus supplement and accompanying prospectus.

Legal Investment
         The offered notes will not constitute "mortgage related securities" for the purposes of the U.S. Secondary Mortgage Market Enhancement Act of 1984. No representation is made as to whether the offered notes constitute legal investments under any applicable statute, law, rule, regulation or order for any entity whose investment activities are subject to investment laws and regulations or to review by regulatory authorities. You are urged to consult with your own legal advisors as to whether the offered notes constitute legal investments for you. See "Legal Investment Considerations" in this prospectus supplement and accompanying prospectus.

ERISA Considerations

         In general, subject to the restrictions described in "ERISA Considerations" in this prospectus, the offered notes will be eligible for purchase by retirement plans or other arrangements subject to the U.S. Employee Retirement Income Security Act of 1974 or Section 4975 of the Internal Revenue Code of 1986. See "ERISA Considerations" in this prospectus supplement and accompanying prospectus.

Book-Entry Registration

         The offered notes will be initially issued in book-entry form only. Persons acquiring beneficial ownership of interests in the offered notes will hold their interests through The Depository Trust Company in the United States or Clearstream, Luxembourg or Euroclear outside of the United States. Transfers within The Depository Trust Company, Clearstream, Luxembourg or Euroclear will be in accordance with the usual rules and operating procedures of the relevant system. Crossmarket transfers between persons holding directly or indirectly through The Depository Trust Company, on the one hand, and persons holding directly or indirectly through Clearstream, Luxembourg or Euroclear, on the other hand, will take place in The Depository Trust Company through the relevant depositories of Clearstream, Luxembourg or Euroclear. See "Description of the Offered Notes--Form of Offered Notes--Book Entry Registration" in this prospectus supplement and "Global Clearance and Settlement Procedures" in Appendix A of the accompanying prospectus.

Ratings of the Offered Notes

         It is a condition to the issuance of the offered notes that they be rated [insert rating for each class of offered notes by the relevant rating agencies]. The security ratings of the offered notes should be evaluated independently from similar ratings on other types of securities. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the rating agencies. See "Ratings of the Offered Notes" in this prospectus supplement.

                                 Risk Factors

         The offered notes are complex securities secured by property located in a foreign jurisdiction. You should consider the following information which describes the principal risk factors of an investment in the offered notes described in this prospectus supplement. You should also read the detailed information set forth elsewhere in this prospectus supplement and accompanying prospectus.

General Structural Risks:

The offered notes will be paid only from
     the assets of the trust and you may
     experience a loss if the assets of the
     trust are insufficient to repay the
     offered notes......................     The offered notes are debt
                                             obligations of the issuer trustee
                                             only in its capacity as trustee
                                             of the trust and do not represent
                                             an interest in or obligation of
                                             the issuer trustee in its
                                             individual capacity or of any
                                             other entity or party to this
                                             transaction.

                                             The assets of the
                                             trust will be the sole source of
                                             payments on the offered notes.
                                             Therefore, if collections on the
                                             mortgage loans, amounts available
                                             under the support facilities and
                                             the other assets of the trust are
                                             insufficient to pay the interest
                                             and principal on your offered
                                             notes when due, there will be no
                                             other source from which to
                                             receive these payments and you
                                             may not recover your entire
                                             investment or obtain the yield on
                                             your investment you expected to.

The servicer may commingle collections on
     the mortgage loans with its assets
     which may lead to losses on your
     offered notes......................     Before the servicer remits
                                             collections to the collections
                                             account, the collections may be
                                             commingled with the assets of the
                                             servicer. With some exceptions,
                                             the servicer may remit
                                             collections to the collections
                                             account on a [insert applicable
                                             collection period] basis. See
                                             "Description of the Offered
                                             Notes--Collections; Distributions
                                             on the Offered Notes" in this
                                             prospectus supplement. If the
                                             servicer becomes insolvent, the
                                             issuer trustee may only be able
                                             to claim those collections as an
                                             unsecured creditor of the
                                             insolvent company. This could
                                             lead to a failure to receive the
                                             collections on the mortgage
                                             loans, delays in receiving the
                                             collections, or losses to you.
Losses and delinquent payments on the
     mortgage loans may affect the return
     on your offered notes..............     Unlike the case in most
                                             securitizations of U.S. mortgage
                                             loans, if borrowers fail to make
                                             payments of interest and
                                             principal under the mortgage
                                             loans when due, the servicer has
                                             no obligation to make advances to
                                             cover the delinquent payment.
                                             [However, under the liquidity
                                             facility provided for in this
                                             transaction, the liquidity
                                             facility provider does cover
                                             shortfalls in interest and income
                                             collections on the mortgage loans
                                             available to pay interest on the
                                             offered notes up to a specified
                                             limit.] Accordingly, if the
                                             credit enhancement described in
                                             this prospectus supplement is
                                             insufficient to protect your
                                             offered notes from the borrowers'
                                             failure to pay, then the issuer
                                             trustee may not have enough funds
                                             to make full payments of interest
                                             and principal due on your offered
                                             notes. Consequently, the yield on
                                             your offered notes could be lower
                                             than you expect and you could
                                             suffer losses. A wide variety of
                                             factors of a legal, economic,
                                             political or other nature could
                                             affect the performance of
                                             borrowers in making payments of
                                             principal and interest under the
                                             mortgage loans. In particular, if
                                             interest rates increase
                                             significantly, borrowers may
                                             experience distress and an
                                             increase in default rates on the
                                             mortgage loans may result. Under
                                             Australia's Consumer Credit Code,
                                             among other remedies, a court may
                                             order a mortgage loan to be
                                             varied on the grounds of
                                             hardship. See "Legal Aspects of
                                             the Mortgage Loans" in the
                                             accompanying prospectus. Any such
                                             variance may reduce the principal
                                             or interest payable under a
                                             particular mortgage loan.

[Losses in excess of the protection
     afforded by the mortgage insurance
     policies, excess available income
     and the subordination of the
     subordinate class(es) of notes
     will result in losses on your senior
     class(es) of offered notes..........    The amount of credit enhancement
                                             provided through the mortgage
                                             insurance policies, excess
                                             available income and the
                                             subordination of the [insert
                                             subordinate classes of notes]
                                             notes to the [insert senior
                                             classes of notes] notes [and
                                             redraw notes] is limited and
                                             could be depleted prior to the
                                             payment in full of the [insert
                                             senior classes of notes] notes
                                             [and redraw notes]. If the
                                             mortgage insurance policies do
                                             not provide coverage for all
                                             losses incurred in respect of a
                                             mortgage loan, if there is
                                             insufficient excess available
                                             income to make the issuer trustee
                                             whole in respect of any such
                                             losses or if the principal amount
                                             of the [insert subordinated
                                             classes of notes] notes is
                                             reduced to zero, you may suffer
                                             losses on your [insert senior
                                             classes of offered notes] notes.]
                                             [expand discussion, as
                                             appropriate, to address effect of
                                             tranching/sequential payment
                                             within senior and subordinate
                                             classes of notes.]

Enforcement of the mortgage loans may
     cause delays in payment and
     losses..........................        The servicer could encounter
                                             substantial delays in connection
                                             with the liquidation of a
                                             mortgage loan, which may lead to
                                             shortfalls in payments to you to
                                             the extent those shortfalls are
                                             not covered by [a mortgage
                                             insurance policy or by] the
                                             subordination of the [insert
                                             subordinate classes of notes]
                                             notes.

                                             If the proceeds of the
                                             sale of a mortgaged property
                                             (including any insurance proceeds
                                             and amounts in liquidation of a
                                             borrower's personal assets, if
                                             any), net of preservation and
                                             liquidation expenses, are less
                                             than the unpaid principal balance
                                             of the related mortgage loan and
                                             any accrued interest, the issuer
                                             trustee may not have enough funds
                                             to make full payments of interest
                                             and principal due to you, unless
                                             the difference is covered by the
                                             subordination of the [insert
                                             subordinate classes of notes]
                                             notes.

[Principal on the redraw notes and
     [insert any non-S-3 classes of
     higher ranking than the offered
     notes] will be paid before
     principal on your offered notes......   If redraw notes are issued they
                                             will be entitled to principal
                                             payments before your offered
                                             notes with respect to payments of
                                             principal prior to enforcement of
                                             the charge under the master
                                             security trust deed and the deed
                                             of charge, and you may not
                                             receive full repayment of
                                             principal on your offered notes.]
                                             [If [insert higher or equally
                                             ranking non-S-3 classes] are
                                             issued in addition to the offered
                                             notes, they will be entitled to
                                             principal [before] [equally with]
                                             your offered notes with respect
                                             to payments of principal both
                                             prior to and after enforcement of
                                             the charge under the master
                                             security trust deed and the deed
                                             of charge, and you may not
                                             receive full repayment of
                                             principal on your offered notes].

[The mortgage insurance policies may not be
     available to cover losses on the
     mortgage loans......................    The mortgage insurance policies
                                             are subject to some exclusions
                                             from coverage and rights of
                                             refusal or reduction of claims,
                                             some of which are described in
                                             "The Mortgage Insurance Policies"
                                             in this prospectus supplement.
                                             Therefore, a borrower's payments
                                             that are expected to be covered
                                             by the mortgage insurance
                                             policies may not be covered
                                             because of these exclusions,
                                             refusals or reductions. As a
                                             result, the issuer trustee may
                                             not have enough money to make
                                             full payments of principal and
                                             interest on your offered notes.]

                                             The ratings assigned to the
                                             offered notes by the rating
                                             agencies will be based in part on
                                             the credit ratings assigned to
                                             certain entities which, directly
                                             or indirectly, provide mortgage
                                             insurance or support the
                                             provision of mortgage insurance.
                                             The credit ratings assigned to
                                             such entities could be qualified,
                                             reduced or withdrawn at any time.
                                             Any qualification, reduction or
                                             withdrawal of the ratings
                                             assigned to such entities could
                                             result in a reduction of the
                                             ratings assigned to the offered
                                             notes, which could in turn affect
                                             the liquidity and market value of
                                             the offered notes.

[The termination of any of the swaps
     may subject you to losses from
     interest rate or currency
     fluctuations........................    The issuer trustee will exchange
                                             the interest payments from the
                                             fixed rate mortgage loans for
                                             variable rate payments based upon
                                             the [insert applicable index]. If
                                             the fixed rate swap is terminated
                                             or the fixed rate swap provider
                                             fails to perform its obligations,
                                             you will be exposed to the risk
                                             that the floating rate of
                                             interest payable on the offered
                                             notes will be greater than the
                                             discretionary fixed rate set by
                                             the seller [(who is also the
                                             fixed rate swap provider)] on the
                                             fixed rate mortgage loans, which
                                             may lead to losses to you.

                                             The issuer trustee will exchange
                                             the interest payments from the
                                             variable rate mortgage loans for
                                             variable rate payments based upon
                                             the [insert applicable index]. If
                                             the basis swap is terminated or
                                             if the basis swap provider fails
                                             to perform its obligations, the
                                             trust manager will direct the
                                             seller, subject to applicable
                                             laws, to set the interest rate on
                                             the variable rate mortgage loans
                                             at a rate high enough to cover
                                             the payments owed by the trust.
                                             However, if the rates on the
                                             variable rate mortgage loans are
                                             set above the market interest
                                             rate for similar variable rate
                                             mortgage loans, the affected
                                             borrowers will have an incentive
                                             to refinance their loans with
                                             another institution, which may
                                             lead to higher rates of principal
                                             prepayment than you initially
                                             expected, which will affect the
                                             yield on your offered notes.

                                             If available interest and income
                                             collections [(including any
                                             principal draws or draws under
                                             the liquidity facility)] from the
                                             mortgage loans (calculated as
                                             described at "Description of the
                                             Offered Notes--Determination of
                                             Total Available Income" in this
                                             prospectus supplement) for a
                                             collection period are less than
                                             the scheduled payment due under
                                             the basis swap on the related
                                             payment date, the basis swap
                                             provider is only required to pay
                                             a reduced proportion of its
                                             scheduled payment under the basis
                                             swap. In such event, the trust
                                             may not have sufficient funds
                                             available to it to make up the
                                             shortfall in payment under the
                                             currency swaps and, in turn, the
                                             payments due on the offered
                                             notes.

                                             The issuer trustee will receive
                                             payments from the borrowers and
                                             the fixed rate swap and basis
                                             swap providers on the mortgage
                                             loans in Australian dollars
                                             calculated, in the case of the
                                             swap providers, by reference to
                                             the [insert applicable index],
                                             and make payments to holders of
                                             the offered notes in [U.S.
                                             dollars] calculated, in the case
                                             of interest, by reference to
                                             [insert applicable note interest
                                             rate index]. Under the currency
                                             swap[s], the currency swap
                                             providers will exchange
                                             Australian dollar obligations for
                                             [U.S. dollars], and in the case
                                             of interest, amounts calculated
                                             by reference to the [insert
                                             applicable index] for amounts
                                             calculated by reference to
                                             [insert applicable note interest
                                             rate index]. If [a/the] currency
                                             swap provider fails to perform
                                             its obligations or if [a/the]
                                             currency swap is terminated, the
                                             issuer trustee might have to
                                             exchange its Australian dollars
                                             for [U.S. dollars] and its
                                             [insert applicable index]
                                             obligations] for [insert
                                             applicable note interest rate
                                             index] obligations at a rate that
                                             does not provide sufficient [U.S.
                                             dollars] to make payments to
                                             holders of the offered notes in
                                             full.]

 [Termination payments
     relating to a currency swap,
     the basis swap and the fixed
     rate swap may reduce payments
     to you..............................    If the issuer trustee is required
                                             to make a termination payment to
                                             a currency swap provider, the
                                             basis swap provider or the fixed
                                             rate swap provider upon the
                                             termination of a currency swap,
                                             the basis swap or the fixed rate
                                             swap, respectively, the issuer
                                             trustee will make the termination
                                             payment from the assets of the
                                             trust and, prior to enforcement
                                             of the security trust deed, in
                                             priority to payments on the
                                             offered notes. Thus, if the
                                             issuer trustee makes a
                                             termination payment, there may
                                             not be sufficient funds remaining
                                             to pay interest on your offered
                                             notes on the next payment date,
                                             and the principal on your offered
                                             notes may not be repaid in full.]

Prepayments during a collection
    period may result in you not
    receiving your full interest
    payments..................

                                             If a prepayment is received on a
                                             mortgage loan during a collection
                                             period, interest on the mortgage
                                             loan will cease to accrue on that
                                             portion of the mortgage loan that
                                             has been prepaid, starting on the
                                             date of prepayment. Unlike the
                                             case in most U.S. mortgage
                                             securitizations, the servicer has
                                             no obligation to make a
                                             compensating interest payment to
                                             cover the reduction in interest
                                             payable with respect to the
                                             mortgage loan in the related
                                             collection period as a result of
                                             the prepayment. If available
                                             interest and income collections
                                             [(as increased by any principal
                                             draws or draws under the
                                             liquidity facility)] are
                                             insufficient to cover such
                                             interest shortfall or the basis
                                             swap or the fixed rate swap has
                                             been terminated, the issuer
                                             trustee may not have sufficient
                                             funds to pay you the full amount
                                             of interest due on your offered
                                             notes on the next payment date.

[If the trust manager directs the
    issuer trustee to exercise its
    right to cause a redemption of
    the notes, the yield on your
    offered notes could be lower than
    you expected.........................    The trust manager may cause the
                                             issuer trustee to redeem the
                                             notes [and any redraw notes] on
                                             any payment date falling on or
                                             after the earlier of (1) the
                                             payment date falling in [insert
                                             initial call date] and (2) the
                                             payment date when the aggregate
                                             outstanding principal balance of
                                             the mortgage loans, expressed as
                                             a percentage of the aggregate
                                             outstanding principal balance
                                             thereof as of the closing date,
                                             is less than [ %]. This could
                                             result in principal repayment
                                             earlier than you expected and the
                                             yield on your offered notes could
                                             be lower than you expected. In
                                             order to accomplish the
                                             redemption, the seller will
                                             repurchase the mortgage loans
                                             then remaining in the mortgage
                                             pool. Because the repurchase
                                             price paid by the seller for
                                             non-performing mortgage loans
                                             will be limited to the current
                                             value of such mortgage loans
                                             (taking into account applicable
                                             insurance proceeds or other
                                             available resources) as opposed
                                             to their outstanding principal
                                             balance, plus accrued interest
                                             thereon, it is possible that
                                             holders of the offered notes
                                             could suffer a loss of recovery
                                             of principal on their offered
                                             notes as a result of such
                                             repurchase.]

You may not be able
    to resell your offered
    notes................................    The underwriters are not required
                                             to assist you in reselling your
                                             offered notes. A secondary market
                                             for your offered notes may not
                                             develop. If a secondary market
                                             does develop, it might not
                                             continue or might not be
                                             sufficiently liquid to allow you
                                             to resell any of your offered
                                             notes readily or at the price you
                                             desire. The market value of your
                                             offered notes is likely to
                                             fluctuate with changes in
                                             interest rates in general,
                                             changes in the interest rates of
                                             the underlying mortgage loans,
                                             changes affecting the Australian
                                             economy and various other
                                             factors, all of which could
                                             expose you to significant losses.

The proceeds from enforcement of
    the master security trust deed
    and deed of charge may be
    insufficient to pay amounts due
    to you...............................    If the security trustee enforces
                                             the security interest over the
                                             assets of the trust after an
                                             event of default under the master
                                             security trust deed and deed of
                                             charge, there is no assurance
                                             that the market value of the
                                             assets of the trust will be equal
                                             to or greater than the
                                             outstanding principal and
                                             interest due on the offered notes
                                             and the other secured obligations
                                             that rank ahead of or equally
                                             with the offered notes, or that
                                             the security trustee will be able
                                             to realize the full value of the
                                             assets of the trust. The issuer
                                             trustee, the trust manager, the
                                             security trustee, the servicer,
                                             the note trustee, the principal
                                             paying agent, the swap providers
                                             and other support providers will
                                             generally be entitled to receive
                                             the proceeds of any sale of the
                                             assets of the trust, to the
                                             extent they are owed fees and
                                             expenses [(or, in the case of the
                                             liquidity facility provider and
                                             the redraw facility provider, to
                                             the extent of any outstanding
                                             cash advance deposit)], before
                                             you. Consequently, the proceeds
                                             from the sale of the assets of
                                             the trust after an event of
                                             default under the master security
                                             trust deed and deed of charge may
                                             be insufficient to pay you
                                             principal and interest on your
                                             offered notes in full. See
                                             "Description of Transaction
                                             Documents--The Master Security
                                             Trust Deed" in the accompanying
                                             prospectus.

You will not receive physical
    certificates representing your
    offered notes, which can cause
    delays in receiving distributions
    and hamper your ability to pledge
    or resell your offered notes.........    Your ownership of the offered
                                             notes will be registered
                                             electronically through DTC,
                                             Euroclear and Clearstream,
                                             Luxembourg. The lack of physical
                                             certificates could:

                                             o        cause you to experience
                                                      delays in receiving
                                                      payments on the offered
                                                      notes because the
                                                      principal paying agent
                                                      on behalf of the issuer
                                                      trustee will be sending
                                                      distributions on the
                                                      offered notes to DTC,
                                                      and in turn Euroclear
                                                      and Clearstream,
                                                      Luxembourg instead of
                                                      directly to you;

                                             o        limit or prevent you from
                                                      using your offered notes
                                                      as collateral; and

                                             o        hinder your ability to
                                                      resell the offered notes
                                                      or reduce the price that
                                                      you receive for them.

                                             See "Description of the Offered
                                             Notes--Form of Offered Notes" in
                                             this prospectus supplement.

Ratings of your offered notes do
    not assure their payment and
    withdrawal or downgrading of
    any initial ratings may affect
    the value of your offered notes.         A rating is based on the adequacy
                                             of the value of the trust assets
                                             and any credit enhancement for
                                             the offered notes, and reflects
                                             the rating agency's assessment of
                                             how likely it is that holders of
                                             the offered notes will receive
                                             the payments to which they are
                                             entitled. A rating does not
                                             constitute an assessment of how
                                             likely it is that principal
                                             prepayments on the mortgage loans
                                             will be made, the degree to which
                                             the rate of prepayments might
                                             differ from that originally
                                             anticipated, or the likelihood
                                             that the offered notes will be
                                             redeemed early. A rating is not a
                                             recommendation to purchase, hold
                                             or sell the offered notes because
                                             it does not address the market
                                             price of the offered notes or the
                                             suitability of the offered notes
                                             for any particular investor.

                                             A rating may not remain in effect
                                             for any given period of time and
                                             a rating agency could lower or
                                             withdraw a rating entirely in the
                                             future. For example, the rating
                                             agency could lower or withdraw
                                             its rating due to:

                                             o        a decrease in the adequacy
                                                      of the value of the trust
                                                      assets or any related
                                                      credit enhancement;

                                             o        an adverse change in the
                                                      financial or other
                                                      condition of National
                                                      Australia Bank Limited
                                                      as servicer [and as a
                                                      support facility
                                                      provider] or of any
                                                      credit enhancement
                                                      provider;

                                             o        a change in the rating
                                                      of the long-term debt of
                                                      National Australia Bank
                                                      Limited as servicer [and
                                                      as a support facility
                                                      provider] or of any
                                                      credit enhancement
                                                      provider; or

                                             o        an adverse change in the
                                                      financial condition of a
                                                      mortgage insurer, or a
                                                      change in the rating of a
                                                      mortgage insurer.

                                             A reduction in any rating of the
                                             offered notes would probably
                                             reduce the market value of the
                                             offered notes and may affect your
                                             ability to sell them. See
                                             "Ratings of the Offered Notes" in
                                             this prospectus supplement.

Risks Associated with Investment in Australian Mortgage Loans:

You may face an additional possibility of
     loss because the issuer trustee does
     not hold legal title to the mortgage
     loans..............................      The issuer trustee will
                                              initially hold only equitable
                                              title to the mortgage loans as
                                              the borrowers will not be
                                              notified of the equitable
                                              assignment of the mortgage loans
                                              to the issuer trustee. This is
                                              different than holding legal
                                              title which would require that
                                              the issuer trustee not only have
                                              possession of the mortgage title
                                              documents, but also that notices
                                              of the assignment of the
                                              mortgages to the issuer trustee
                                              be filed with the land title
                                              offices in the appropriate
                                              Australian jurisdictions and
                                              that notice of such assignment
                                              be given to the borrowers. The
                                              issuer trustee will take certain
                                              steps to protect its interest
                                              in, and title to, the mortgage
                                              loans if and only if a "title
                                              perfection event" occurs (and at
                                              that time will notify the
                                              borrowers of the assignment).
                                              See "Assets of the
                                              Trust--Transfer and Assignment
                                              of the Mortgage Loans" in this
                                              prospectus supplement. This is
                                              similar to the practice in many
                                              U.S. domestic securitizations
                                              where the trustee is not
                                              initially required to record the
                                              assignments of mortgage in the
                                              name of the securitization
                                              trustee in the recording offices
                                              of the various state and local
                                              jurisdictions, but rather only
                                              is required to take such action
                                              upon the occurrence of certain
                                              trigger events which indicate
                                              the adverse financial condition
                                              of the seller/servicer. Because
                                              the issuer trustee does not hold
                                              legal title to the mortgage
                                              loans, you will be subject to
                                              the following risks which may
                                              lead to a failure to receive
                                              collections on the mortgage
                                              loans or delays in receiving the
                                              collections on the mortgage
                                              loans, and consequently lead you
                                              to suffer losses:

                                              o        The issuer trustee's
                                                       interest in a mortgage
                                                       loan may be impaired by
                                                       the existence of a prior
                                                       higher or equal ranking
                                                       security interest over
                                                       the related mortgaged
                                                       property or a higher or
                                                       equal ranking security
                                                       interest created by or
                                                       through the seller as
                                                       legal holder of the
                                                       mortgage loan after the
                                                       equitable assignment of
                                                       the mortgage loan to the
                                                       issuer trustee, but prior
                                                       to the issuer trustee
                                                       acquiring legal title in
                                                       the mortgage loan.

                                              o        Until a borrower has
                                                       notice of the assignment
                                                       of its mortgage loan to
                                                       the issuer trustee, that
                                                       borrower is not required
                                                       to make payments under
                                                       its mortgage loan to
                                                       anyone other than the
                                                       seller and any such
                                                       payments made to the
                                                       seller will discharge
                                                       the borrower's payment
                                                       obligations in relation
                                                       to these amounts. If the
                                                       servicer (which is also
                                                       the seller) does not
                                                       deliver collections to
                                                       the issuer trustee, for
                                                       whatever reason, neither
                                                       the issuer trustee nor
                                                       you will have any
                                                       recourse against the
                                                       related borrowers for
                                                       such collections.

                                              o        The issuer trustee may
                                                       not be able to initiate
                                                       any legal proceedings
                                                       against a borrower to
                                                       enforce a mortgage loan
                                                       without the involvement
                                                       of the seller.

The rate and timing of payments on your
     offered notes could vary unexpectedly
     as there is no way to predict the
     actual rate and timing of payments on
     the mortgage loans.................      The rate of principal and
                                              interest payments on pools of
                                              mortgage loans varies among
                                              pools, and is influenced by a
                                              variety of economic,
                                              demographic, social, tax, legal
                                              and other factors, including
                                              prevailing market interest rates
                                              for mortgage loans, the
                                              availability of alternate
                                              financing and the particular
                                              terms of the mortgage loans.

                                              Australian mortgage loans have
                                              features and options that are
                                              different from mortgage loans in
                                              the United States and Europe,
                                              and thus will have different
                                              rates and timing of payments
                                              from mortgage loans in the
                                              United States and Europe. In
                                              particular, in the case of the
                                              seller, the calculation of
                                              scheduled payments on certain
                                              mortgage loans on the basis of a
                                              "reference rate" may result in a
                                              more rapid amortization of the
                                              loans. See "The Seller's
                                              Residential Loan
                                              Program--Features and Options;
                                              Loan Types" in the accompanying
                                              prospectus. Moreover, it is not
                                              unusual for Australian borrowers
                                              to make voluntary prepayments of
                                              principal in significant
                                              amounts. The reasons for
                                              voluntary prepayments include
                                              the absence of prepayment
                                              penalties under variable rate
                                              mortgage loans, Australia's
                                              strong home ownership ethos, the
                                              lack of tax deductibility for
                                              interest on mortgage loans used
                                              to purchase a primary residence
                                              under Australia's tax laws, and
                                              the fact that certain loans
                                              allow the borrower to redraw
                                              prepaid funds. These factors
                                              could encourage borrowers to
                                              make payments in excess of those
                                              required to pay off the mortgage
                                              loan within the contractual
                                              term, and to make lump sum
                                              prepayments from time to time
                                              when they have funds that are
                                              not required for another
                                              purpose.

                                              Similarly, borrowers may prepay
                                              the entire balance of their
                                              mortgage loan in a refinancing.
                                              Their incentive to do this would
                                              be increased, for instance, if
                                              the seller or other lenders were
                                              to offer a new or different
                                              product feature. The repurchase
                                              of a mortgage loan by the seller
                                              in the limited circumstances
                                              described in the accompanying
                                              prospectus will also result in
                                              the issuer trustee receiving in
                                              full the principal amount of
                                              that mortgage loan.

                                             There is no guarantee as to the
                                             actual rate of prepayment on the
                                             mortgage loans, or that the
                                             actual rate of prepayment will
                                             conform to any model described in
                                             this prospectus supplement. The
                                             rate and timing of principal and
                                             interest payments on the mortgage
                                             loans will affect the rate and
                                             timing of payments of principal
                                             and interest on your offered
                                             notes.

                                             Unexpected prepayment rates could
                                             have the following negative
                                             effects:

                                              o        If you bought your
                                                       offered notes for more
                                                       than their face
                                                       amount, the yield on
                                                       your offered notes will
                                                       drop if principal
                                                       payments occur at a
                                                       faster rate than you
                                                       expect; or

                                              o        If you bought your
                                                       offered notes for less
                                                       than their face amount,
                                                       the yield on your
                                                       offered notes will be
                                                       lower than expected if
                                                       principal payments
                                                       occur at a slower rate
                                                       than you expect.

                                              Other factors that would affect
                                              the rate and timing of payments
                                              on the offered notes would
                                              include receipt by the issuer
                                              trustee of enforcement proceeds
                                              due to a borrower default on a
                                              mortgage loan, [the receipt by
                                              the issuer trustee of insurance
                                              proceeds under a mortgage
                                              insurance policy in respect of a
                                              mortgage loan], a repurchase by
                                              the seller [or other originator
                                              of the mortgage loans] as a
                                              result of a breach of its
                                              representations and warranties
                                              made with respect to the
                                              mortgage loans, [the exercise by
                                              the servicer of its option to
                                              purchase mortgage loans which
                                              become 90 days or more
                                              delinquent,] an optional
                                              redemption of the offered notes
                                              or a redemption of the offered
                                              notes for taxation or other
                                              reasons, or the receipt of the
                                              proceeds of enforcement of the
                                              deed of charge and the master
                                              security trust deed prior to the
                                              maturity date of the offered
                                              notes upon the occurrence of an
                                              event of default.

The deduction or imposition of a withholding
     tax will reduce payments to you and may
     lead to an early redemption of the
     offered notes......................      If an Australian withholding tax
                                              is deducted from payments in
                                              relation to interest on the
                                              notes, including related
                                              payments to the currency swap
                                              providers, you will not be
                                              entitled to receive grossed-up
                                              amounts to compensate for the
                                              withholding tax. Thus, you will
                                              receive less interest than is
                                              scheduled to be paid on each
                                              payment date and may receive
                                              less principal at the maturity
                                              date of the notes. The issuer
                                              trustee, at the direction of the
                                              trust manager, may on any
                                              payment date redeem the notes in
                                              whole but not in part if a
                                              withholding tax is imposed,
                                              unless (if the withholding
                                              deduction relates only to
                                              certain offered notes) holders
                                              of such offered notes
                                              noteholders owning 75% of the
                                              voting rights represented
                                              thereby direct the issuer
                                              trustee not to redeem their
                                              offered notes. If the issuer
                                              trustee exercises this option,
                                              you may not be able to reinvest
                                              the amounts received upon
                                              redemption at an interest rate
                                              comparable to that payable on
                                              the offered notes.

[A decline in Australian economic conditions
     may lead to losses on your offered
     notes..............................     The Australian economy has until
                                             recently experienced a prolonged
                                             period of expansion with
                                             relatively low interest rates and
                                             steadily increasing property
                                             values. [A temporary economic
                                             slowdown in the second half of
                                             2000 has resulted in a
                                             significant reduction of official
                                             interest rates in 2001 which has
                                             contributed to an improved
                                             residential real estate market.]
                                             If the Australian economy were to
                                             experience a downturn, an
                                             increase in interest rates, a
                                             fall in property values or any
                                             combination of these factors,
                                             delinquencies or losses on the
                                             mortgage loans may increase,
                                             which may cause losses on your
                                             offered notes. To the extent such
                                             losses are covered by a mortgage
                                             insurance policy described
                                             herein, proceeds of such policy
                                             will be treated as a prepayment
                                             of principal and will be
                                             distributed to the holders of the
                                             offered notes earlier than
                                             otherwise would be the case.
                                             [update to reflect current
                                             economic conditions]]

Australian consumer protection
    laws may affect the timing
    or amount of interest or
    principal payments to you.......          Some borrowers may make a claim
                                              to a court or tribunal
                                              requesting changes in the terms
                                              and conditions of their mortgage
                                              loans or compensation or
                                              penalties from the seller for
                                              breaches of any legislation
                                              relating to consumer credit.
                                              Australian governmental agencies
                                              may also bring actions for
                                              penalties under legislation
                                              relating to consumer credit. Any
                                              order under legislation relating
                                              to consumer credit, and any
                                              changes which allow the borrower
                                              to pay less principal or
                                              interest under the mortgage
                                              loan, may delay or decrease the
                                              amount of collections available
                                              to make payment to you.

                                             In addition, if the issuer
                                             trustee obtains legal title to
                                             the mortgage loans, the issuer
                                             trustee will be subject to the
                                             penalties and compensation
                                             provisions of Australia's
                                             Consumer Credit Code instead of
                                             the seller. To the extent that
                                             the issuer trustee is unable to
                                             claim damages from the seller or
                                             the servicer where the issuer
                                             trustee suffers a loss in
                                             connection with a breach of the
                                             Australian Consumer Credit Code,
                                             the assets of the trust, subject
                                             to limited exceptions, will be
                                             used to indemnify the issuer
                                             trustee prior to payments to you.
                                             This may delay or decrease the
                                             amount of collections available
                                             to make payments to you. See
                                             "Australian Consumer Credit Code"
                                             in the accompanying prospectus.

Australian tax reform proposals could
     result in tax liability
     on the trust which may lead
     to losses on your offered
     notes..............................

                                             The Australian Federal Government
                                             proposes to reform business
                                             taxation as part of its current
                                             tax reform program. There are
                                             several proposed measures
                                             addressing, generally, the
                                             taxation of trusts in the same
                                             manner as companies (i.e., as
                                             separate taxable entities), the
                                             taxation of consolidated groups,
                                             thin capitalization for entities
                                             investing in and out of Australia
                                             and the tax characterization of
                                             debt and equity instruments that,
                                             if enacted, could impact the tax
                                             treatment of the trust and/or the
                                             offered notes. Although these new
                                             rules have not been adopted in
                                             their final form, on the basis of
                                             draft proposals released by the
                                             Australian Federal Government,
                                             the new rules should not apply to
                                             a securitization vehicle such as
                                             the trust or should not have an
                                             adverse effect on the trust. In
                                             addition, the transaction
                                             documents contain appropriate
                                             mechanisms which permit the trust
                                             to be amended in order to avoid
                                             an entity-level tax, to the
                                             extent possible, and maintain its
                                             current "look-through" status. If
                                             contrary to expectation, these
                                             new tax proposals do apply to the
                                             trust, then to the extent that
                                             the trust incurs a tax liability,
                                             the issuer trustee may have less
                                             funds available to meet its
                                             obligations, and you may suffer
                                             losses. See "Material Australian
                                             Tax Consequences -- Tax Reform
                                             Proposals" in the accompanying
                                             prospectus. [update as required
                                             for any change in rule status.]

Because the issuer trustee is an
     Australian entity, there
     remains uncertainty
     as to the enforceability
     of judgments obtained by
     holders of offered notes
     in U.S. courts by Australian
     courts..............................    [insert name of issuer trustee]
                                             is an Australian public company
                                             and in its capacity as issuer
                                             trustee of the trust, it has
                                             agreed to submit to the
                                             jurisdiction of the New York
                                             State and federal courts for
                                             purposes of any suit, action or
                                             proceeding arising out of the
                                             offering of the offered notes
                                             under the underwriting agreement.
                                             Generally, a final and conclusive
                                             judgment obtained by noteholders
                                             in U.S. courts would be
                                             recognized and enforceable
                                             against the issuer trustee in the
                                             relevant Australian court without
                                             reexamination of the merits of
                                             the case. However, because of the
                                             foreign location of the issuer
                                             trustee and its directors,
                                             officers and employees (and their
                                             respective assets), it may be
                                             difficult for noteholders to
                                             effect service of process over
                                             these persons or to enforce
                                             against them judgments obtained
                                             in United States courts based
                                             upon the civil liability
                                             provisions of the U.S. federal
                                             securities laws. See "Enforcement
                                             of Foreign Judgments in
                                             Australia" in the accompanying
                                             prospectus.

Risks Associated with Seller's Mortgage Loan Portfolio:

Payment holidays may result in you not
     receiving your full interest
     payments..........................      On certain mortgage loans, if a
                                             borrower prepays principal on his
                                             or her loan, the servicer may
                                             permit the borrower to skip
                                             subsequent payments, including
                                             interest payments, until the
                                             outstanding principal balance of
                                             the mortgage loan equals the
                                             scheduled balance. If a
                                             significant number of borrowers
                                             take advantage of this practice
                                             at the same time, the issuer
                                             trustee may not have sufficient
                                             funds to pay you the full amount
                                             of interest on the offered notes
                                             on the next [insert applicable
                                             payment period] payment date.

Because scheduled payments for variable
     rate mortgage loans are calculated
     annually, such payments may be
     larger or smaller than payments
     calculated on a conventional, level
     payment basis.......................    The scheduled payment payable by
                                             the borrower on either a monthly,
                                             bi-weekly or weekly basis under
                                             the variable rate mortgage loans
                                             is determined [from time to time]
                                             [once a year], [in some cases on
                                             the basis of the borrower's
                                             interest rate, outstanding
                                             principal balance and loan term]
                                             [and in other cases in accordance
                                             with a "reference rate"]. [The
                                             reference rate is generally
                                             designed to accelerate the
                                             payment of a loan. Thus,
                                             notwithstanding the remaining
                                             term to maturity of the mortgage
                                             loans, the loans may be paid off
                                             more rapidly than if scheduled
                                             payments were calculated on a
                                             conventional level payment basis
                                             giving effect to the loan's
                                             interest rate, balance and term.]

                                             [Conversely, since/Since] a
                                             borrower's scheduled payments
                                             change annually, an increase in a
                                             borrower's interest rate on a
                                             variable rate mortgage loan
                                             during the year could result in
                                             interest accruing on the mortgage
                                             loan in excess of the required
                                             scheduled payment under the
                                             mortgage loan. In such a case,
                                             the mortgage loan will be subject
                                             to "negative amortization" and
                                             the excess of such interest
                                             accrual over the required
                                             scheduled payment would be added
                                             to the principal balance of the
                                             loan. Extended periods of
                                             negative amortization could
                                             result in shortfalls in
                                             collections on the mortgage loans
                                             to pay interest on the offered
                                             notes.

The expiration of fixed rate interest
    periods may result in significant
    repayment increases and hence
    increased borrower defaults.......       The fixed rate mortgage loans in
                                             the mortgage pool have fixed
                                             interest rates that are set for a
                                             shorter time period (generally
                                             not more than 10 years) than the
                                             life of the loan (generally 25
                                             years). At the end of the fixed
                                             rate period, the loan either
                                             converts to a variable rate, or
                                             can be refixed for a further
                                             period, again generally not for
                                             more than 10 years. When the loan
                                             converts to a variable rate or a
                                             new fixed rate, prevailing
                                             interest rates may result in the
                                             scheduled repayments increasing
                                             significantly in comparison to
                                             the repayments required during
                                             the fixed rate term just
                                             completed. This may increase the
                                             likelihood of borrower
                                             delinquencies, which may cause
                                             losses on your notes.

Because interest accrues on the loans
    on a simple interest basis,
    interest payable may be reduced
    if borrowers pay installments
    before scheduled due dates........       Interest accrues on the mortgage
                                             loans on a daily simple interest
                                             basis, i.e., the amount of
                                             interest payable each weekly,
                                             bi-weekly or monthly period is
                                             based on each daily balance for
                                             the period elapsed since interest
                                             was last charged to the borrower.
                                             Thus, if a borrower pays a fixed
                                             installment before its scheduled
                                             due date, the portion of the
                                             payment allocable to interest for
                                             the period since the preceding
                                             payment was made may be less than
                                             would have been the case had the
                                             payment been made as scheduled.

The seller's ability to set the
     interest rate on variable rate
     mortgage loans may lead to
     increased delinquencies or
     prepayments and affect the yield
     on your offered notes.............      The interest rates on the
                                             variable rate mortgage loans are
                                             not tied to an objective interest
                                             rate index, but rather are set at
                                             the sole discretion of the
                                             seller. If the seller increases
                                             interest rates on these loans,
                                             borrowers may be unable to make
                                             their required payments and,
                                             accordingly, may become
                                             delinquent or may default on
                                             their mortgage loans. [Further,
                                             the seller's willingness to
                                             increase interest rates on the
                                             mortgage loans may be influenced
                                             by the seller's obligations as
                                             basis swap provider to make
                                             payments under the basis swap.]
                                             In addition, if the interest
                                             rates are raised above market
                                             interest rates, borrowers may
                                             refinance their loans with
                                             another lender to obtain a lower
                                             interest rate. This could cause
                                             higher rates of principal
                                             prepayment than you expected
                                             which could affect the yield on
                                             your offered notes.

[A borrower's ability to offset may
     affect the return on your offered
     notes.............................      In the event of the insolvency of
                                             the seller, borrowers may be able
                                             to offset their deposits with the
                                             seller against their liability
                                             under their mortgage loans. If
                                             this occurs, the assets of the
                                             trust (including the seller's
                                             deposit of funds for this risk,
                                             if any) might be insufficient to
                                             pay your principal and interest
                                             in full.] [include only if
                                             mortgage loans do not provide for
                                             waiver of set-off]

The concentration of mortgage loans in
     specific geographic areas may
     increase the possibility of loss
     on your offered notes.............      The trust contains a high
                                             concentration of mortgage loans
                                             secured by properties located
                                             within the states and territories
                                             of [insert applicable Australian
                                             states or territories]. See the
                                             geographic distribution table in
                                             Appendix S-I for a geographic
                                             profile of the mortgage loans.
                                             Any deterioration in the real
                                             estate values or the economy of
                                             any of those states or regions
                                             could result in higher rates of
                                             delinquencies, foreclosures and
                                             loss than expected on the
                                             mortgage loans. In addition,
                                             these states or regions may
                                             experience natural disasters,
                                             which may not be fully insured
                                             against and which may result in
                                             property damage and losses on the
                                             mortgage loans. These events may
                                             in turn have a disproportionate
                                             impact on funds available to the
                                             trust, which could cause you to
                                             suffer losses.

[Defaults on second mortgages may
    result in significant losses......       Approximately [ ]% of the
                                             mortgage loans (by principal
                                             balance as of the cut-off date)
                                             are secured by second mortgages
                                             on the related mortgaged
                                             properties. If a borrower on a
                                             mortgage loan with a second
                                             ranking mortgage defaults, then
                                             in all cases the proceeds from
                                             the sale of the related property
                                             (including any insurance and
                                             other amounts) will be applied
                                             first towards repayment in full
                                             of the amounts secured by the
                                             first ranking mortgage with any
                                             surplus being paid to the holder
                                             of the second ranking mortgage
                                             (with any surplus then remaining
                                             being paid to subsequent
                                             mortgages and ultimately the
                                             mortgagor). In Australia, the
                                             holder of a first and second
                                             ranking mortgage may enter into a
                                             priority agreement under which
                                             the holder of the first ranking
                                             mortgage controls the timing,
                                             method and procedure for the
                                             enforcement against the borrower
                                             and the related property and the
                                             payment of the sale proceeds is
                                             specified. If no such agreement
                                             exists, the holder of the second
                                             ranking mortgage may enforce
                                             against the borrower and sell the
                                             related mortgage property but is
                                             entitled to any proceeds only to
                                             the extent that the claim of the
                                             first ranking mortgage has been
                                             satisfied in full.]

         For the remaining sections of this prospectus supplement, you can find definitions of certain capitalized terms used herein, which are specific to the particular series of notes described herein, under the caption "Glossary" at the end of this prospectus supplement. If a capitalized term used in this prospectus supplement has applicability to any series of notes offered under the accompanying prospectus, then such term will be defined under the caption "Glossary" at the end of the accompanying prospectus.

                                   The Trust

General

         The HomeSide Mortgage Securities Trust 200[ ]-[ ] (the "Trust"), formed on [ ], 200[ ], is a common law trust established by the Trust Manager under the laws of the Australian Capital Territory. The Trust may only act through the Issuer Trustee. Accordingly, references to actions or obligations of the Issuer Trustee refer to such actions or obligations of the Trust.

         The detailed terms of the Trust are set out in the Master Trust Deed and the Supplemental Deed. The Trust is separate and distinct from any other trust to be established under the Master Trust Deed; the assets of the Trust will not be available to meet the liabilities of any other such trust; and the assets of any other trust will not be available to meet the liabilities of the Trust.

The Master Trust Deed

         The Master Trust Deed provides for the creation of trusts from time to time and the terms upon which trusts are constituted. The Master Trust
Deed:

o specifies the rights and obligations of the Issuer Trustee in relation to trusts created under it;

o specifies the rights and obligations of the Trust Manager in relation to trusts created under it; and

o specifies the terms upon which each of the Issuer Trustee and the Trust Manager are to be appointed, removed and replaced.

         Various provisions of the Master Trust Deed are discussed throughout this prospectus supplement and the accompanying prospectus where (and to the extent) such provisions are relevant.

The Supplemental Deed

         The Supplemental Deed, which supplements the general framework under the Master Trust Deed with respect to the Trust, accomplishes the following:

o specifies the details of the Notes, other than those terms and conditions for the Offered Notes which are contained in the Note Trust Deed, the Agency Agreement and the "Terms and Conditions" annexed to the Offered Notes [(see Appendix S-II of this prospectus supplement)];

o establishes the cash flow allocation of the mortgage loans with respect to payment of the Notes;

o confirms the appointment of National Australia Bank Limited ("the National"), trading as HomeSide, as Servicer of the mortgage loans; and

o specifies a number of ancillary matters associated with operation of the Trust and the mortgage loans, such as the arrangements regarding the operation of the Collections Account, the fees payable to the Issuer Trustee, the Trust Manager and the Servicer, the termination of the Trust and the limitation of the Issuer Trustee's liability.

                              Assets of the Trust

The assets of the Trust will include the following:

o        the pool of mortgage loans, including all:

  o principal payments paid or payable on the mortgage loans at any time after the Cut-off Date;

  o interest payments paid or payable on the mortgage loans at any time after the Cut-off Date (other than the Accrued Interest Adjustment which is paid on the first Payment Date to the Seller);

o [rights under the mortgage insurance policies issued by [insert names of applicable mortgage insurers] and, where available, the individual property insurance policies covering the mortgaged properties relating to the mortgage loans;]

o        rights under the mortgages relating to the mortgage loans;

o rights under any additional collateral securities appearing on the Seller's records as securing the mortgage loans;

o amounts on deposit in certain accounts established in connection with the creation of the Trust and the issuance of the Notes, including the Collections Account, and any Authorized Investments in which these amounts are invested; and

o the Issuer Trustee's rights under the Transaction Documents, including the Support Facilities.

The Mortgage Loans

         The mortgage loans are secured by registered [first and/or second] ranking mortgages on properties located in Australia. The mortgage loans are from the Seller's residential loan program and have been [either originated or acquired] by the Seller in the ordinary course of its business as described at "The Seller's Residential Loan Program" in the accompanying prospectus. The mortgage loans are either fixed rate (but only for a limited period, generally no longer than 10 years, with the rate at the end of such period, either converting to a new fixed rate for another limited period or converting to a variable rate) or variable rate loans. The mortgaged properties consist of one- to four-family residential owner-occupied properties and one- to four-family residential non-owner occupied properties, excluding mobile homes.

Transfer and Assignment of the Mortgage Loans

         On the Closing Date, the Seller will equitably assign to the Issuer Trustee the mortgage loans, the mortgages securing those mortgage loans, any additional collateral security and any insurance policies, as described above, on the mortgaged properties relating to those mortgage loans. After the equitable assignment, the Issuer Trustee will be entitled to receive collections on the mortgage loans. If a Title Perfection Event occurs, unless each rating agency confirms that a failure to perfect the Issuer Trustee's title to the mortgage loans will not result in a reduction, qualification or withdrawal of the credit ratings assigned by them to the Offered Notes, [insert classes of non-S-3 notes] [and the Redraw Notes (if any)], the Issuer Trustee must use the irrevocable power of attorney granted by the Seller in favor of the Issuer Trustee to take the actions necessary to protect the Issuer Trustee's interest in, and legal title to, the mortgage loans. The Trust Manager, the Servicer and the Seller have agreed to assist the Issuer Trustee in taking any necessary actions to obtain legal title to the mortgage loans after the occurrence of a Title Perfection Event, including the lodgment of transfers of the mortgages securing the mortgage loans with the appropriate land titles office in each applicable Australian state and territory.

         The Issuer Trustee will grant a first ranking fixed and floating charge over the mortgage loans and other assets of the Trust, under the Master Security Trust Deed and Deed of Charge, in favor of the Security Trustee for the ultimate benefit of the Noteholders and the other Secured Creditors of the Trust. The Servicer will service the mortgage loans pursuant to the Servicing Agreement and will receive compensation for these services. See "Description of the Transaction Documents--The Master Security Trust Deed" in the accompanying prospectus and "Servicing" in this prospectus supplement.

Representations, Warranties and Eligibility Criteria

         The Seller will make various representations and warranties [or assign certain representations and warranties of the third party originator of the mortgage loans] to the Issuer Trustee with respect to the mortgage loans, including those set forth in "Transfer and Assignment of the Mortgage Loans--Representations, Warranties and Eligibility Criteria" and "--The Seller's Representations" in the accompanying prospectus. [insert details of any representations or warranties that differ from those set forth in the accompanying prospectus.] If there occur breaches of any such representations or warranties, either the Seller [or such other originator] will be obligated:

o        to remedy the breach;

o in some limited circumstances to repurchase the relevant mortgage loan or any property acquired in respect of that mortgage loan;

o in certain limited cases to remove the affected mortgage loan from the trust and substitute one or more other mortgage loans therefor under the criteria specified at "Transfer and Assignment of the Mortgage Loans -- Breach of Representations and Warranties" in the accompanying prospectus; or

o in some circumstances to pay damages for any direct loss sustained by the Issuer Trustee up to a maximum of the outstanding principal balance of the affected mortgage loans.

         [If applicable, insert circumstances where Seller has the option, but not the obligation, to repurchase a mortgage loan where subsequent modifications to the mortgage loan terms agreed to by the Seller and the obligor result in such mortgage loan no longer satisfying the initial eligibility requirement for inclusion in the Trust.]

                   Description of the Pool of Mortgage Loans

General

         The pool will consist of approximately [ ] mortgage loans that have an aggregate outstanding principal balance as of the Cut-off Date, of approximately A$[ ]. As of the Cut-off Date, no mortgage loans were more than [30] days delinquent. [Lender's mortgage insurance policies with respect to the mortgage loans will cover any loss realized on the disposal of the related mortgaged property subject to such mortgage loan. See "The Mortgage Insurance Policies" in this prospectus supplement.] The mortgage loans [were originated and/or acquired by the Seller] in accordance with the underwriting standards described at "The Seller's Residential Loan Program--Underwriting Process" in the accompanying prospectus and [in the case of these mortgage loans originated by [insert any third party originator] in accordance with the underwriting criteria described below at ["Underwriting Guidelines"]].

         A mortgage over the related mortgaged property will secure the mortgage loans. [Each] [Approximately __% of the mortgage loans (by principal balance as of the Cut-off Date),] [is/are] secured by a registered first ranking mortgage having a priority over all other mortgages granted by the relevant borrower and over all unsecured creditors of the borrower. [Approximately __% of the mortgage loans (by principal balance as of the Cut-off Date) are secured by second liens on the related mortgaged properties, which liens will be subordinate to the rights of the mortgagee under the related first ranking mortgage.]

         The mortgaged properties that secure the mortgage loans are located in the following states and territories of Australia:

o        [New South Wales;

o        Victoria;

o        Western Australia;

o        Queensland;

o        South Australia;

o        Tasmania;

o        the Northern Territory; and

o        the Australian Capital Territory.]

[Underwriting Guidelines]

         [Insert any necessary update of discussion in base prospectus under "The Seller's Residential Loan Program --Underwriting Process" and add discussion of the underwriting guidelines of any significant third party originator of mortgage loans included in the trust.]

Details of the Pool of Mortgage Loans

         The information in Appendix S-I to this prospectus supplement, sets forth in tabular format various details relating to the mortgage loans to be included in the Trust. The information is provided by the Seller as of the close of business on the Cut-off Date. All amounts have been rounded to the nearest Australian dollar. The sum in any column may not equal the total indicated due to rounding.

         The statistical information in Appendix S-I may not reflect the actual pool of mortgage loans as of the Closing Date because the Seller may substitute loans proposed for equitable assignment to the Trust with other eligible mortgage loans or add additional eligible mortgage loans. The Seller may do this if, for example, the loans originally selected are repaid early or subsequently modified in any manner which makes them ineligible for inclusion in the Trust.

         The Seller will not add, remove or substitute any mortgage loans prior to the Closing Date if this would result in a change of more than 5% in any of the characteristics of the pool of mortgage loans described in the "Summary" under the heading "The Mortgage Loans." Moreover, additions or removals of mortgage loans in the mortgage loan pool will not occur after the Closing Date other than through removals as a result of either (1) mandatory repurchases by the Seller [or other third party originator] or substitutions by the Seller of mortgage loans affected by a breach of the Seller's representations or warranties, (2) [optional repurchases by the seller of mortgage loans as a result of subsequent modifications to the terms of the mortgage loan which cause the loan to no longer satisfy the eligibility criteria for inclusion in the Trust], as described under "The Seller--Breach of Representations and Warranties" in the accompanying prospectus or [(3) the exercise by the Servicer of its option to repurchase mortgage loans which are 90 days or more delinquent as described at "Servicing--Optional Repurchase of Defaulted Mortgage Loans" in this prospectus supplement.]

                       Description of the Offered Notes

General

         The Issuer Trustee will issue the Class [insert classes of Offered Notes] Notes (the "Offered Notes") together with the Class [insert non-S-3 classes] (collectively, the "Notes") on the Closing Date pursuant to a direction from the Trust Manager to the Issuer Trustee to issue the Offered Notes under the terms of the Master Trust Deed, the Supplemental Deed, and the Note Trust Deed. [The following summary is subject to, and qualified in its entirety by reference to, the terms and conditions of the Offered Notes set forth at Appendix S-II to this prospectus supplement [include only if required by listing requirements]], the terms and conditions of the Note Trust Deed and the provisions of the other Transaction Documents. The following summary, together with the description of the Notes in this prospectus, nevertheless, describes all material terms of the Offered Notes and the related Transaction Documents. Investors should also review the other sections of this prospectus for important additional information regarding the terms and conditions of the Offered Notes and the Transaction Documents.

Governing Law

         The Notes will be governed by the laws of the Australian Capital Territory. The Noteholders are bound by, and deemed to have notice of, all the provisions of the Transaction Documents. The Note Trust Deed has been duly qualified under the Trust Indenture Act of 1939 of the United States.

Form of Offered Notes

         The Class [insert classes of Offered Notes] Notes are offered in minimum denominations equivalent to at least [US$] [insert other applicable currency for each class of Offered Notes] initial principal balance each and multiples of [US$] in excess of that amount. The Issuer Trustee will issue the Offered Notes in book-entry form only as described below.

         Book-Entry Registration: The Offered Notes will be issued only in permanent book-entry format. While the Offered Notes are in book-entry format, all references to actions by the holders of the Offered Notes will refer to actions taken by the DTC, upon instructions from its participating organizations and all references in this prospectus supplement to distributions, notices, reports and statements to holders of Offered Notes will refer to distributions, notices, reports and statements to DTC or its nominee, Cede & Co., as the registered holder, for distribution to owners of the Offered Notes in accordance with DTC's procedures and the terms and conditions of the Offered Notes. Unless the events described in "Definitive Notes" below occur, the Issuer Trustee will not issue the Offered Notes in fully registered, certificated form as definitive notes.

         Holders of Offered Notes may hold their interests in the Offered Notes through DTC, in the United States, Clearstream, Luxembourg (previously named Cedelbank) or Euroclear, in Europe, if they are participants in those systems, or indirectly through organizations that are participants in those systems. Cede & Co., as nominee for DTC, will be the registered holder of the Offered Notes. Clearstream, Luxembourg and Euroclear will hold omnibus positions on behalf of their respective participants through customers' securities accounts in Clearstream, Luxembourg's and Euroclear's names on the books of their respective depositaries. The depositaries in turn will hold the positions in customers' securities accounts in the depositaries' names on the books of DTC.

         Unless the Issuer Trustee issues definitive notes, holders of Offered Notes will receive all distributions of principal and interest on the book-entry notes through DTC participants. Under a book-entry format, holders of the Offered Notes will receive payments after the related Payment Date. This payment delay will occur because although the Issuer Trustee will (through the paying agents) forward payments on the book-entry notes to Cede & Co., as nominee for DTC, on each Payment Date, DTC will forward those payments to DTC participants, which will be required to forward them to indirect DTC participants or the holders of the Offered Notes. It is anticipated that the Noteholder as this term is used in the Master Trust Deed and the Note Trust Deed for each class of book-entry notes will be Cede & Co., as nominee of DTC. As a result, the Issuer Trustee will not recognize book-entry holders of Offered Notes as Noteholders under the Master Trust Deed or the Note Trust Deed, but rather as beneficial owners of an interest in a global book-entry note (i.e., the "Offered Note Owners"). Offered Note Owners will be permitted to exercise the rights of Noteholders under the Master Trust Deed and the Note Trust Deed only indirectly through DTC participants, who in turn will exercise their rights through DTC.

         For further information regarding purchases, transfers and assignments of Offered Notes (including cross-market transfers) through the DTC book-entry system, the procedures for payment of principal and interest on the Offered Notes through DTC, and the operations of DTC, Clearstream, Luxembourg and Euroclear see "Description of Offered Notes--Form of the Offered Notes--Book Entry Registration" in the accompanying prospectus.

         Definitive Notes: The Issuer Trustee will reissue the Offered Notes in fully registered certificated form as definitive notes to holders of Offered Notes or their nominees, rather than in book-entry form to DTC or its nominees, only if the events described in this prospectus under "Description of the Notes--Definitive Notes" occurs.

Collections; Distributions on the Offered Notes

         Collections in respect of interest and principal on the mortgage loans will be received during each [insert applicable collection period] Collection Period. Collections include any of the following amounts received after the Cut-off Date:

o payments of interest, principal and other amounts under the mortgage loans, excluding any mortgage insurance premiums and related charges, fees or expenses payable to the servicer, including prepayment fees;

o proceeds from the enforcement of the mortgage loans and mortgages and other securities relating to those mortgage loans;

o        amounts received under mortgage insurance policies;

o amounts received from the Seller for breaches of representations and warranties in connection with the mortgage loans, [from optional repurchases of certain mortgage loans no longer eligible for inclusion in the Trust by virtue of a subsequent modification of their terms], [or from an optional purchase by the Servicer of 90-day or more defaulted mortgage loans]; and

o        [insert any other source of collections]

         The Servicer will receive collections on the mortgage loans from borrowers. The Servicer must deposit any collections into the Collections Account within 2 Business Days following its receipt. [However, if the Servicer is the Seller and the Servicer has [insert applicable required short-term or long-term ratings of relevant rating agencies], it may retain collections until 10:00 a.m. (Melbourne time) on the Payment Date following the end of the relevant Collection Period.]

         [If the Servicer is not the Seller but the Servicer has [insert applicable required short-term or long-term ratings of relevant rating agencies], it may retain collections until 10:00 a.m. (Melbourne time) on the Business Day which is the earlier of [30] days from receipt and [2] Business Days before the Payment Date following the end of the relevant Collection Period.] [However, while the sum of all collections held by the Servicer and the value of any short-term Authorized Investments which are with, or issued by, a bank or financial institution which has a short-term credit rating [insert applicable rating of relevant rating agency] exceeds [ %] of the aggregate of the Stated Amounts of the Notes [and Redraw Notes], the Servicer will only be entitled to retain any additional collections received for [2] Business Days following receipt.

         After the applicable period referred to above, the Servicer must then deposit the collections into the Collections Account. The Collections Account must be established by the Servicer and the Issuer Trustee at an Eligible Bank or (subject to the terms of the second preceding paragraph) with the Servicer.

         The Issuer Trustee will make its payments on a [insert applicable payment period] basis on each Payment Date, including payments to Noteholders [and Redraw Noteholders,] from collections received during the preceding Collection Period and from amounts received under Support Facilities on or prior to the Payment Date. Certain amounts received by the Issuer Trustee are not distributed on a Payment Date. These amounts include cash collateral lodged with the Issuer Trustee by a Support Facility provider or the Seller and interest on that cash collateral.

Key Dates and Periods

         The following are the relevant dates and periods for the allocation of cashflows and their payments.

Business Day............................    means a day (excluding a Saturday,
                                            Sunday and any public holiday) on
                                            which banks are open for business
                                            in Melbourne, Australia, New York
                                            City, New York, United States of
                                            America, Sydney, Australia or any
                                            other relevant city identified in
                                            the Supplemental Deed.

Interest Period.........................    means the period commencing on and
                                            including a Payment Date and
                                            ending on but excluding the next
                                            Payment Date. However, the first
                                            and last Interest Periods are as
                                            follows:

                                            o        First: the period from and
                                                     including the Closing Date
                                                     to but excluding the first
                                                     Payment Date; and

                                            o        Last: the period from and
                                                     including the Payment
                                                     Date immediately
                                                     preceding the date upon
                                                     which interest on the
                                                     Notes ceases to accrue to
                                                     but excluding the date
                                                     upon which interest on
                                                     the Notes ceases to
                                                     accrue.

Collection Period.......................    means, with respect to a Payment
                                            Date, the period from (and
                                            including) the first day of the
                                            [insert applicable monthly,
                                            quarterly or semi-annual
                                            collection period] immediately
                                            preceding the related
                                            Determination Date up to (and
                                            including) the last day of the
                                            [insert applicable monthly,
                                            quarterly or semi-annual
                                            collection period] immediately
                                            preceding the related
                                            Determination Date. However, the
                                            first Collection Period commences
                                            on (and includes) the day after
                                            the Cut-off Date and ends on [ ].

Determination Date......................    The day which is [five] Business
                                            Days prior to a Payment Date.


Payment Date............................    The [ ]th day of each [insert
                                            applicable months based on
                                            collection period], or, if the [
                                            ]th day is not a Business Day,
                                            then the next Business Day. The
                                            first Payment Date is [ ].

Example Calendar:.......................

      Interest Period...................    [          ]

      Collection Period.................    [          ]

      Determination Date................    [          ]

      Payment Date......................    [          ]

Determination of Total Available Income

         Payments of interest on the Notes [and Redraw Notes] are made from Total Available Income.

         Total Available Income for a Determination Date and the following Payment Date means the aggregate of:

         [insert components of Total Available Income based upon Transaction Documents for particular series of Notes]

         [Based upon the margins payable by the Basis Swap Provider and Fixed Rate Swap Provider, on the basis swap and the fixed rate swap, respectively, and assuming that payments are made when due under the mortgage loans, it is expected that there will be sufficient Total Available Income to cover all the known obligations of the Trust on each Payment Date, including interest on the Offered Notes.]

[Liquidity Facility Advance]

         [insert circumstances and determination of amount of Liquidity Facility Advance based on Transaction Documents for particular series of Notes]

Distribution of Total Available Income

         On each Payment Date, the Total Available Income for that Payment Date is allocated in the following order of priority:

         [insert application and priority of payment of Total Available Income based on Transaction Documents for particular series of Notes]

         The Issuer Trustee will only make a payment under a priority above to the extent that any Total Available Income [(as increased by any Principal Draw and Liquidity Facility Advance)] remains from which to make the payment after amounts with priority to that payment have been distributed.

Interest on the Notes

         Calculation of Interest Payable on the Notes

         [insert description of applicable Interest Period for accrual of interest, first Interest Period, final Interest Period, any applicable step-up in an Offered Note's interest rate after an initial call date, applicable interest calculation (including any applicable interest rate floors or caps) for each class of Offered Notes, non-S-3 notes and any Redraw Notes, and methodology of applicable interest rate indices based on Transaction Documents for particular series of Notes]

Determination of Available Principal Collections

         Payments of principal, including repayment of principal on the Notes [and Redraw Notes], are made from Available Principal Collections.

         Available Principal Collections for a Determination Date and the following Payment Date means the aggregate of:

         [insert components of Available Principal Collection based on Transaction Documents for particular series of Notes]

Distribution of Available Principal Collections

         On each Payment Date, Available Principal Collections for that Payment Date is allocated in the following order of priority:

         [insert application and priority of payment of Available Principal Collections based on Transaction Documents for particular series of Notes]

Allocation of Principal Among Notes

         That part of the Available Principal Collections which is available on a Payment Date for repayment of the Offered Notes and [insert any non-S-3 classes] is calculated as follows:

         [insert allocation of principal payments among senior and subordinate classes of Notes based on Transaction Documents for particular series of Notes]

[Redraws]

         The Seller may make Redraws to borrowers under the mortgage loans. The Seller is entitled to be reimbursed by the Issuer Trustee for Redraws. See "The Seller's Residential Loan Program--Redraw Mortgage Loans" in the accompanying Prospectus. The Seller will be reimbursed from the Available Principal Collections including proceeds of advances under the Redraw Facility and proceeds from the issue of Redraw Notes.

         [The Redraw Facility]

         If the Trust Manager determines that there is a Redraw Shortfall on a Determination Date, the Trust Manager may direct the Issuer Trustee in writing to make a drawing under the Redraw Facility on a Payment Date equal to the lesser of the Redraw Shortfall and the amount then available to be drawn under the Redraw Facility.

         A "Redraw Shortfall" on a Determination Date means, the amount if any by which Available Principal Collections (as calculated on that Determination Date and prior to taking into account any amounts drawn under the Redraw Facility on the next Payment Date and the proceeds of the issuance of any Redraw Notes on the next Payment Date) are insufficient to meet in full the Redraws made by the Seller during the preceding Collection Period.

         [Issue of Redraw Notes]

         If on or prior to a Determination Date the Trust Manager considers that the Principal Collections to be calculated on that Determination Date (determined prior to taking into account the proceeds of any Redraw Notes on the next Payment Date) are likely to be insufficient to pay in full the Trust Manager's estimate of the Redraws to be repaid to the Seller on that Payment Date, the Trust Manager may direct the Issuer Trustee to issue Redraw Notes. If the Issuer Trustee receives a notice from the Trust Manager to issue Redraw Notes, together with written confirmation from the rating agencies that such proposed issue of Redraw Notes will not result in a reduction, qualification or withdrawal of any rating assigned by a rating agency to a Note or a Redraw Note, then the Issuer Trustee will cause the issuance of Redraw Notes up to the amount specified in such notice.

         The Redraw Notes will be denominated in Australian dollars, bear a variable rate of interest and be issued only in Australia through a private placement and not under this prospectus supplement and accompanying prospectus.

         Prior to the enforcement of the Charge under the Deed of Charge, the Redraw Notes will rank equally and ratably with the [insert applicable classes of senior Notes] Notes and the Redraw Facility Provider in their respective rights to receive interest payments and will rank ahead of the [insert applicable classes of senior Notes] Notes in their rights to receive principal payments. Any losses in excess of the protection offered by the [insert applicable classes of subordinate Notes] will be allocated to the [insert applicable classes of senior Notes], the Redraw Notes and the Redraw Facility ratably between the [insert applicable classes of senior Notes], the Redraw Notes and the Redraw Facility.

         Following the enforcement of the Charge under the Deed of Charge, the Redraw Notes will rank equally with the [insert applicable classes of senior Notes] in their rights to receive interest and principal payments.

Principal Charge-offs

         If the Trust Manager determines on a Determination Date that a principal loss should be accounted for in respect of a mortgage loan, after taking into account net proceeds of enforcement of that mortgage loan and its securities, any relevant payments under a mortgage insurance policy or damages from the Servicer or the Seller, that principal loss will be allocated in the following order:

o first, equally among the [insert applicable classes of subordinate Notes] until the amount so allocated equals the Aggregate Stated Amount (without double counting) of the [insert applicable classes of subordinate Notes] as at that Determination Date; and

o secondly, ratably among the following according to their percentage proportions (calculated, in the case of the [insert applicable classes of senior Notes] Notes [or Redraw Notes] at their Aggregate Stated Amount (without double counting) as at the immediately preceding Determination Date and converted, in the case of the [insert applicable classes of senior Notes] Notes, to [insert applicable currency] dollars at the A$ Exchange Rate):

o             the [insert applicable classes of senior Notes];

o             [the Redraw Notes]; and

o             [the principal outstanding of the Redraw Facility],

until the amounts so allocated equal the Aggregate Stated Amount of the [insert applicable classes of senior Notes], [the Redraw Notes and the principal outstanding of the Redraw Facility (in each case, as at that Determination Date and without double counting).]

         To the extent allocated and not reimbursed on the following Payment Date from Excess Available Income (as described under "--Principal Charge-offs--Reimbursement of Principal Charge-offs"), the principal loss will reduce the Stated Amount of the Notes [and Redraw Notes and will reduce the principal outstanding of the Redraw Facility as from the following Payment Date.] The principal loss allocated is an Australian dollar amount. Where this is allocated to a Offered Note, the Stated Amount of the Offered Note is reduced by an equivalent US dollar amount converted at the US$ Exchange Rate. That reduction of the Stated Amount of a Note [or Redraw Note or the principal outstanding of the Redraw Facility] is referred to as a "Carryover Principal Charge-off."

Reimbursements of Principal Charge-offs

         Principal Charge-offs may be reimbursed on a subsequent Payment Date where there is Total Available Income remaining after payment of, among other items, (1) all fees and expenses of the Trust, (2) interest payable on the Notes [and the Redraw Notes] and (3) [any interest due under the Redraw Facility or Liquidity Facility on that Payment Date (such net amount is referred to as "Excess Available Income").] Reimbursement of Principal Charge-offs to be made from Excess Available Income will be allocated in the following order:

         [Insert priority of reimbursement of Principal Charge-offs based on Transaction Documents for a particular series of Notes]

         A reimbursement of a Principal Charge-off or Carryover Principal Charge-off on a Note [or Redraw Note] will increase the Stated Amount of that Note [or Redraw Note and a reimbursement of a Principal Charge-off on the Redraw Facility will increase the principal outstanding of the Redraw Facility] but the actual funds allocated in respect of the reimbursement will be distributed as described in "Distribution of the Available Principal Collections" above.

         The amounts allocated for reimbursement of Principal Charge-offs and Carryover Principal Charge-offs are Australian dollar amounts. Where such an amount is allocated to an Offered Note, the Stated Amount of the Offered Note is increased by an equivalent U.S. dollar amount converted at the US$ Exchange Rate.

[The Interest Rate Swaps]

         [Purpose of the Interest Rate Swaps]

         Collections in respect of interest on the variable rate mortgage loans will be calculated based on the relevant variable rates. To the extent described herein, collections in respect of interest on the fixed rate mortgage loans will be calculated based on the relevant fixed rates. However, the payment obligations of the Issuer Trustee on the [insert non-S-3 classes] and under the currency swaps are calculated by reference to the [insert applicable index]. To hedge these interest rate exposures, the Issuer Trustee will enter into the basis swap with the Basis Swap Provider and the fixed rate swap with the Fixed Rate Swap Provider. The basis swap and the fixed rate swap will be governed by a standard form ISDA Master Agreement, as amended by a supplementary schedule and confirmed by written confirmations in relation to each swap. The initial Basis Swap Provider and Fixed Rate Swap Provider will be [insert the National or other applicable party].

         [Basis Swap]

         On each Payment Date the Issuer Trustee will pay to the Basis Swap Provider an amount calculated by reference to the aggregate principal amount outstanding of the variable rate mortgage loans on the first day of the related Collection Period and the weighted average of the weighted average interest rate of the variable rate mortgage loans calculated on the first day of each month during the relevant Collection Period.

         In return the Basis Swap Provider will pay to the Issuer Trustee on each Payment Date an amount calculated by reference to the aggregate principal amount outstanding of the variable rate mortgage loans as at the first day of the related Collection Period and the [insert applicable index] plus a margin.

         [If the interest rate on the Offered Notes is increased following the Payment Date in [insert applicable initial call date], (see "--Interest on the Notes"), there will be a corresponding increase in the margin over the [insert applicable index] payable by the Basis Swap Provider under the basis swap.]

         [Fixed Rate Swap]

         On each Payment Date the Issuer Trustee will pay to the Fixed Rate Swap Provider an amount calculated by reference to the aggregate principal amount outstanding of the fixed rate mortgage loans on the first day of the related Collection Period and the weighted average of the weighted average interest rate of the fixed rate mortgage loans calculated on the first day of each month during the relevant Collection Period.

         In return the Fixed Rate Swap Provider will pay to the Issuer Trustee on each Payment Date an amount calculated by reference to the aggregate principal amount outstanding of the fixed rate mortgage loans as at the first day of the related Collection Period and the [insert applicable index] plus a margin.

         In addition, if a borrower prepays a mortgage loan subject to a fixed rate of interest, or otherwise terminates a fixed rate period under a mortgage loan, the Servicer may be entitled to receive from the borrower a break cost. The break cost currently payable by the borrower to the Servicer is calculated as the difference between the Seller's cost of funds at the start of the relevant fixed rate period and its cost of funds at the date of prepayment or termination, over the remainder of the fixed rate period. This is discounted back to a net present value at the Seller's cost of funds at that date. If the break period is not a whole year an interpolated rate is used. Under the Seller's current policies and procedures, partial prepayments may be made by a borrower without incurring break costs. Break costs may also be waived in other circumstances. No break benefit is payable by the Servicer to the borrower if the Servicer benefits as a result of the prepayment or termination of a fixed rate loan.

         While the fixed rate swap is operating, the break costs for all mortgage loans for a Collection Period will be paid by the Servicer to the Fixed Rate Swap Provider on each Payment Date, but only to the extent that the Servicer charges and actually receives from a borrower an amount of break costs.

         The method for calculation of break costs and break benefits may change from time to time according to the business judgment of the Servicer.

         [If the interest rate on the Offered Notes is increased following the Payment Date in [insert applicable initial call date], (see "--Interest on the Notes"), there will be a corresponding increase in the margin over the [insert applicable index] payable by the Fixed Swap Provider under the fixed swap.]

         [Termination by the Basis Swap and Fixed Rate Swap Provider]

         The Basis Swap Provider and the Fixed Rate Swap Provider will each have the right to terminate the basis swap and the fixed rate swap, respectively, in the following circumstances:

o if certain bankruptcy related events occur in respect of the Issuer Trustee;

o if the Issuer Trustee fails to make a payment under either swap within [ ] business days after notice of failure is given to the Issuer Trustee (other than any early repayment costs);

o if due to a change in law it becomes illegal for either party to make or receive payments, perform its obligations under any credit support document or comply with any other material provision of the basis swap or the fixed rate swap. However, only a swap affected by the illegality may be terminated and each party affected by the illegality must make efforts to transfer its rights and obligations to avoid this illegality; or

o [insert other applicable termination events under swap documents for a particular series of Notes].

         [Termination by the Issuer Trustee]

         The Issuer Trustee will have the right to terminate the basis swap or the fixed rate swap in the following circumstances:

o if certain bankruptcy related events occur in respect of the applicable swap provider;

o if the applicable swap provider fails to make a payment within [ ] business days after notice of failure is given to the swap provider;

o if due to a change in law it becomes illegal for either party to make or receive payments, perform its obligations under any credit support document or comply with any other material provision of the basis swap or the fixed rate swap. However, only a swap affected by the illegality may be terminated and each party affected by the illegality must make certain efforts to transfer its rights and obligations to avoid this illegality; or

o [insert other applicable termination events under swap documents for a particular series of Notes].

         [Fixed Rate Swap Provider Downgrade]

         If, as a result of the withdrawal or downgrade of its credit rating by any rating agency, the Fixed Rate Swap Provider does not have at any time:

[insert applicable short-term ratings of relevant rating agencies]

the Fixed Rate Swap Provider must:

o within [ ] days (where it ceases to have a [insert applicable short-term ratings of relevant rating agencies] and otherwise within [ ] days:

  o obtain a replacement counterparty acceptable to the Trust Manager, the Issuer Trustee, and the rating agencies to enter into a swap with the Issuer Trustee on substantially the same terms as the fixed rate swap;

  o lodge cash collateral in an amount acceptable to the relevant rating agencies or, in certain circumstances, determined under the fixed rate swap; or

  o enter into other arrangements satisfactory to the Issuer Trustee and the Trust Manager which each rating agency confirms will not result in a reduction, qualification or withdrawal of any credit rating assigned by it to the Notes [or Redraw Notes]; and

o where it ceases to have [insert applicable ratings of relevant rating agency]:

  o immediately seek to enter into, and enter into by no later than [ ] days after the Fixed Rate Swap Provider ceases to have the relevant rating from [insert relevant rating agency], an agreement novating its rights and obligations under the fixed rate swap agreement in respect of the fixed rate swap to a replacement counterparty which holds the relevant ratings and, if a transfer has not occurred within [ ] days, lodge cash collateral in an amount determined in accordance with the fixed rate swap; or

  o if the Fixed Rate Swap Provider is unable to effect a transfer in accordance with the above bullet point within [ ] days or if the Fixed Rate Swap Provider so elects, enter into such other arrangements in respect of the fixed rate swap which are satisfactory to the Trust Manager and which each rating agency confirms will not result in a reduction, qualification or withdrawal of any credit rating assigned by it to the Notes [or Redraw Notes].

[insert other applicable provisions or altered provisions under the fixed rate swap for a particular series of Notes]

         The Fixed Rate Swap Provider may satisfy its obligations following a withdrawal or downgrade of a credit rating in any of the above manners as it elects from time to time. If a Fixed Swap Provider lodges cash collateral with the Issuer Trustee, any interest or income on that cash collateral will be paid to the Fixed Swap Provider.

        [Basis Swap Provider Downgrade]

         If, as a result of the withdrawal or downgrade of its credit rating by any rating agency, on any Determination Date the Basis Swap Provider does not have:

         [insert applicable short-term ratings of relevant rating agencies]

the Basis Swap Provider must:

o prepay the amount that is expected to be due, as determined by the Trust Manager, from the Basis Swap Provider to the Issuer Trustee on the next Payment Date; or

o enter into other arrangements satisfactory to the Issuer Trustee and the Trust Manager which each rating agency confirms will not result in a reduction, qualification or withdrawal of any credit rating assigned by it to the Notes [or Redraw Notes].

[insert other applicable provisions or altered provisions under the basis swap for a particular series of Notes]

         The Basis Swap Provider may satisfy its obligations following a withdrawal or downgrade of a credit rating in either of the above manners as it elects from time to time. If a Basis Swap Provider lodges cash collateral with the Issuer Trustee, any interest or income on that cash collateral will be paid to the Basis Swap Provider.

         [Termination Payments]

         Upon termination of the fixed rate swap, a termination payment will be due from the Issuer Trustee to the Fixed Rate Swap Provider or from the Fixed Rate Swap Provider to the Issuer Trustee.

         The termination payment in respect of the fixed rate swap will be determined, if possible, on the basis of quotations from leading dealers in the relevant market to enter into a replacement transaction that would have the effect of preserving the economic equivalent of any payment that would, but for the early termination, have been required under the terms of the fixed rate swap.

         No termination payment will be payable in respect of the termination of the basis swap (other than amounts which have fallen due but which are unpaid).

         If the basis swap terminates then, unless and until the Issuer Trustee has entered into a replacement basis swap or other arrangements which the rating agencies have confirmed will not result in a reduction, qualification or withdrawal of the credit ratings assigned to the Notes [or Redraw Notes], the Seller must adjust the rates of interest on the mortgage loans as described immediately below at "--Administration of Interest Rates."

Administration of Interest Rates

         If the basis swap has terminated while any Notes [or Redraw Notes] are outstanding, the Seller must ensure that the weighted average of the variable rates charged on the mortgage loans is sufficient, subject to applicable laws, including the Australian Consumer Credit Code, assuming that all relevant parties comply with their obligations under the mortgage loans and the Transaction Documents, to ensure that Issuer Trustee has sufficient funds to comply with its obligations under the Transaction Documents as they fall due.

[The Currency Swap[s]]

         [Purpose of the Currency Swap[s]]

         Collections on the mortgage loans and receipts under the basis swap and the fixed rate swap will be denominated in Australian dollars. However, the payment obligations of the Issuer Trustee on the Offered Notes are denominated in [United States dollars]. In addition, receipts by the Issuer Trustee under the basis swap and the fixed rate swap are calculated by reference to the [insert applicable index] but the interest obligations of the Issuer Trustee with respect to the Offered Notes are calculated by reference to [insert applicable index]. To hedge this currency and interest rate exposure, the Issuer Trustee will enter into a swap transaction with [a/each of the two] Currency Swap Provider[s]. The currency swap[s] will be governed by a standard form ISDA Master Agreement, as amended by a supplementary schedule [and be subject to an agreement to enter into a credit support annex] and will be confirmed by a written confirmation.

         [Principal Payments]

         On the Closing Date, the Issuer Trustee will pay the Currency Swap Provider[s] the [U.S. dollar] proceeds of issue of the Offered Notes. In return, the Currency Swap Provider[s] will pay to the Issuer Trustee the Australian dollar equivalent of the proceeds of issue of the Offered Notes converted at the [US$] Exchange Rate.

         [On each Payment Date, the Issuer Trustee will pay to the Currency Swap Provider[s] the Australian dollar amount available to be applied towards repayment of the Stated Amount of the Offered Notes. In return, the Currency Swap Provider[s] will pay to the Principal Paying Agent on behalf of the Issuer Trustee the [U.S. dollar] equivalent of that amount converted at the A$ Exchange Rate for distribution to the holders of the Offered Notes in accordance with the Agency Agreement in reduction of the Stated Amount of the Offered Notes.]

         [Interest Payments]

         On each Payment Date, the Issuer Trustee will pay to the Currency Swap Provider[s] the A$ Offered Note Interest Amount, equal to the product of:

         (x) the Total Invested Amount of the Offered Notes on the first day of the related Interest Period (after taking into account any reductions in the Invested Amount of the Offered Notes on that date);

         (y) the [insert applicable index] plus a margin (which may increase in [insert initial call date]); and

         (z) the number of days in the related Interest Period divided by [360] [365].

         In return, the Currency Swap Provider[s] will pay to the Principal Paying Agent on behalf of the Issuer Trustee an amount equal to the aggregate interest due in respect of the Offered Notes on that Payment Date for distribution to holders of the Offered Notes in accordance with the Agency Agreement.

         If the Issuer Trustee does not have sufficient funds to pay the full amount owing to the Currency Swap Provider[s] in respect of the above payment, the Currency Swap Provider[s] [is/are] not required to make the corresponding payments to the Principal Paying Agent and, after the applicable grace period, the Currency Swap Provider[s] may terminate the currency swap. The manner of determining whether the Issuer Trustee will have sufficient funds to pay the Currency Swap Provider[s] that amount on a Payment Date is described in "--Distribution of Total Available Income" above. A failure of the Issuer Trustee to pay an amount owing under a currency swap, if not remedied within the applicable grace period, will be an event of default under the Master Security Trust Deed and the Deed of Charge.

         [Termination by [a/the] Currency Swap Provider]

         [The/Each] Currency Swap Provider will have the right to terminate the [relevant] currency swap in the following circumstances:

o if the Issuer Trustee fails to make a payment under the currency swap within [ ] business days after notice of failure is given to the Issuer Trustee;

o certain bankruptcy related events occur in relation to the Issuer Trustee;

o if the Issuer Trustee merges with, or otherwise transfers all or substantially all of its assets to, another entity and the new entity does not assume all of the obligations of the Issuer Trustee under the currency swap;

o if due to a change in or a change in interpretation of law it becomes illegal other than as a result of the introduction of certain exchange controls by an Australian governmental body for the Currency Swap Provider to make or receive payments, perform its obligations under any credit support document or comply with any other material provision of the currency swap. However, the Currency Swap Provider must make efforts to transfer its rights and obligations to another office or an affiliate to avoid the illegality, provided that each rating agency has confirmed that this will not result in there being a reduction, qualification or withdrawal of any credit rating assigned to the Offered Notes;

o if due to any action taken by a taxation authority or a change in tax law the Currency Swap Provider is required to gross-up payments on account of a non-resident withholding tax liability or receive payments from which amounts have been withheld or deducted on account of tax. However, the Currency Swap Provider will only have the right to terminate the currency swap if the Note Trustee is satisfied that all amounts owing to holders of the Offered Notes will be paid in full on the date on which the Offered Notes are to be redeemed. In addition, following the occurrence of such an event, the Currency Swap Provider must make efforts to transfer the currency swap to another office or affiliate provided that each rating agency has confirmed that this will not result in there being a reduction, qualification or withdrawal of any credit rating assigned by it to the Offered Notes;

o if an event of default occurs under the Master Security Trust Deed and the Deed of Charge and the Security Trustee has declared the Offered Notes immediately due and payable;

o there is an early redemption of the Offered Notes for reasons of taxation under the terms and conditions of the Offered Notes; and

o [insert other applicable termination events under swap documents for a particular series of Notes]

         [Termination by the Issuer Trustee]

         The Issuer Trustee will have the right to terminate [a/the] a currency swap in the following circumstances:

o if [the/a] Currency Swap Provider fails to make a payment under the currency swap within [ ] business days after notice of failure is given to the Currency Swap Provider;

o if certain bankruptcy related events occur in relation to the Currency Swap Provider;

o if [the/a] Currency Swap Provider merges with, or otherwise transfers all or substantially all of its assets to, another entity and the new entity does not assume all of the obligations of [the/such] Currency Swap Provider under the currency swap;

o if due to a change in or a change in interpretation of law it becomes illegal other than as a result of the introduction of certain exchange controls by an Australian governmental body for the Issuer Trustee to make or receive payments, perform its obligations under any credit support document or comply with any other material provision of the currency swap. However, the Issuer Trustee and the Currency Swap Provider must make efforts to transfer its rights and obligations to another office or affiliate to avoid the illegality, provided that each rating agency has confirmed that this will not result in there being a reduction, qualification or withdrawal of any credit rating assigned to the Offered Notes;

o if due to any action taken by a taxation authority or a change in tax law the Issuer Trustee is required to receive payments from which amounts have been withheld or deducted on account of tax and no entitlement to a corresponding gross-up arises other than as a result of its failure to perform certain tax covenants or, in certain circumstances, a breach of its tax representations; however, the Issuer Trustee must make efforts to transfer its rights and obligations to avoid this event so a replacement counterparty approved by the Currency Swap Provider and the Note Trustee and in respect of which each rating agency confirms the substitution will not cause a reduction or withdrawal in the rating of the rating of the Offered Notes;

o if an event of default occurs under the Master Security Trust Deed and the Deed of Charge and the Security Trustee has declared the Offered Notes immediately due and payable;

o there is an early redemption of the Offered Notes for reasons of taxation under the terms and conditions of the Offered Notes; and

o [insert other applicable termination events under swap documents for a particular series of Notes]

The Issuer Trustee may only terminate [the/a] currency swap with the prior written consent of the Note Trustee and at the direction of the Trust Manager.

         [Replacement of Currency Swap[s]]

         If the currency swap[s] [is/are] terminated [with respect to a Currency Swap Provider], the Issuer Trustee may (at the direction of the Trust Manager) enter into one or more currency swaps which replaces the terminated currency swap (other than by way of transfer to avoid termination of the swap) but only on the condition that the termination amount calculated to be due under [Section 6(e)] of the ISDA Master Agreement for the related currency swap (the "Total Settlement Amount") payable (if any) by the Issuer Trustee to the Currency Swap Provider upon termination of the original currency swap will be paid in full when due in accordance with the currency swap. If the condition in the previous sentence is satisfied, the Issuer Trustee may enter into the replacement currency swap and if it does so it must direct the premium payable by the provider of the replacement currency swap to be paid directly to the [applicable] Currency Swap Provider in satisfaction of and to the extent of the Issuer Trustee's obligation to pay the termination payment to [the/such] Currency Swap Provider. If such premium paid by the Currency Swap Provider with respect to a replacement currency swap is less than the Total Settlement Amount due to the Currency Swap Provider, the balance may be satisfied by the Issuer Trustee as a Trust expense.

         [Downgrade of Currency Swap Provider[s]]

         [The/Each] Currency Swap Provider, [severally,] will give a commitment for as long as any outstanding Offered Notes are rated [insert applicable ratings] by relevant rating agencies, respectively, to (a) provide collateral; and/or (as determined with the relevant rating agencies) (b) if applicable, take other measures acceptable to the relevant rating agencies, in respect of the Currency Swap [to which it is a party] in the event that the rating that would be given to senior debt jointly issued by the [insert number] Currency Swap Provider[s] is ever downgraded below [insert applicable ratings by relevant rating agencies]. [If a Currency Swap Provider replaces a defaulting Currency Swap Provider with itself (as described below under "--Cross Support"), the commitment described above will continue to apply to the remaining Currency Swap Provider, except the debt ratings shall apply in respect of the senior debt of that Currency Swap Provider (rather than to the joint debt). [The/Each] Currency Swap Provider agrees to enter into a credit support annex for the purpose of providing collateral.

        [Cross Support]

         Each Currency Swap Provider has agreed to pay on demand of the Issuer Trustee to or at the direction of the Issuer Trustee any amounts that the other Currency Swap Provider is required to pay pursuant to the relevant currency swap but has failed to pay. So long as a Currency Swap Provider pays such amounts, the Issuer Trustee shall not be entitled to terminate the relevant currency swap with respect to such default. In any case, a Currency Swap Provider may, in certain circumstances, elect to replace the defaulting other Currency Swap Provider with itself or another suitably rated party approved by the Issuer Trustee, the Trust Manager and the Note Trustee.]

         [Currency Swap Provider[s]]

         [Insert description, including summary financial data, of [a/each] currency swap provider for a particular series of Notes]

         [Partial Redemption of the Offered Notes on Payment Dates]

         On each Payment Date until the Stated Amount of the Offered Notes is reduced to zero the Issuer Trustee must:

o pay to the Currency Swap Provider[s], in accordance with the directions of the Trust Manager, the Australian dollar amount allocated to repayment on that Payment Date of principal on the Offered Notes as described in "--Allocation of Principal Among Offered Notes and Privately Placed Notes" above;

o direct the Currency Swap Provider[s] to pay on that Payment Date the [U.S.] dollar equivalent of that Australian dollar amount, converted at the [US$] Exchange Rate, to the Principal Paying Agent; and

o pay that amount received from the Currency Swap Provider[s] ratably to the holders of the Offered Notes towards repayment of the Stated Amounts of the Offered Notes in accordance with the agency agreement and the terms and conditions of the Offered Notes.

Other Hedging Arrangements

         [describe other hedging arrangements such as interest rate cap agreements or interest rate floor agreements applicable to a particular series of notes (or classes of offered notes)]

Withholding or Tax Deductions

         All payments in respect of the Offered Notes will be made without withholding or deduction for, or on account of, any present or future taxes, duties or charges of whatever nature unless the Issuer Trustee or any paying agent is required by applicable law to make such a withholding or deduction. In that event the Issuer Trustee or the paying agent, as the case may be, shall account to the relevant authorities for the amount so required to be withheld or deducted. Neither the Issuer Trustee nor any paying agent nor the Note Trustee will be obligated to make any additional payments to holders of the Offered Notes with respect to that withholding or deduction. Immediately after becoming aware that such a withholding or deduction is or will be required, the Issuer Trustee will notify the Note Trustee, the Principal Paying Agent and the holders of the Offered Notes.

Redemption of the Notes for Taxation or Other Reasons

         If the Trust Manager satisfies the Issuer Trustee and the Note Trustee, immediately before giving the notice to the holders of the Offered Notes as described in this section, that because of a change of law in Australia or any other jurisdiction to which the Issuer Trustee becomes subject from that in effect at the Closing Date either:

o on the next Payment Date the Issuer Trustee would be required to deduct or withhold from any payment of principal or interest in respect of any class of Notes [or Redraw Notes] any amount for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by a government or authority of Australia or such other jurisdiction; or

o the total amount payable in respect of interest in relation to the mortgage loans for a Collection Period ceases to be receivable, whether or not actually received, by the Issuer Trustee during such Collection Period by reason of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by a government or authority of Australia or such other jurisdiction, and in each case such obligation cannot be avoided by the Issuer Trustee taking reasonable measures available to it, then the Issuer Trustee must, when so directed by the Trust Manager, at the Trust Manager's option, redeem all, but not some, of the Notes [and Redraw Notes] on any subsequent Payment Date at their then Invested Amounts, subject to the following, together with accrued but unpaid interest to but excluding the date of redemption. The Issuer Trustee may redeem the Notes [and Redraw Notes] at their Stated Amounts, instead of at their Invested Amounts, together with accrued but unpaid interest to but excluding the date of redemption, if so approved by an Extraordinary Resolution of Noteholders [and Redraw Noteholders together].

         However, the Trust Manager will not direct the Issuer Trustee to, and the Issuer Trustee will not, redeem the Notes [or Redraw Notes] unless it is in a position on the relevant Payment Date to repay the then Invested Amounts or Stated Amounts, as required, of the Notes [and the Redraw Notes] together with all accrued but unpaid interest to but excluding the date of redemption and to discharge all its liabilities in respect of amounts which are required under the Master Security Trust Deed and the Supplemental Deed to be paid in priority to or equally with the Notes [or Redraw Notes] if the charge under the Master Security Trust Deed and Deed of Charge were enforced.

         Holders of Offered Notes must be given notice of a redemption not more than 60 nor less than 45 days prior to the date of redemption.

         If a tax, duty or other amount described above applies only to the Offered Notes and the Issuer Trustee gives notice that it proposes to redeem all of the Notes [and the Redraw Notes], an Extraordinary Resolution of the holders of the Offered Notes may elect, in accordance with the terms of the Offered Note Trust Deed, that they do not require the Issuer Trustee to redeem the Offered Notes. Upon being notified of such an election at least 21 days before the Payment Date upon which redemption was to occur, the Issuer Trustee must not redeem the Notes [or Redraw Notes].

Redemption of the Notes upon an Event of Default

         [insert description of events of default under the related Deed of Charge]

         If an event of default occurs under the Deed of Charge the security trustee must, upon becoming aware of the event of default and subject to certain conditions, in accordance with an Extraordinary Resolution of Voting Secured Creditors and the provisions of the Master Security Trust Deed, enforce the security interest created by the Master Security Trust Deed and the Deed of Charge. That enforcement can include the sale of some or all of the mortgage loans, but will exclude any collateral lodged by a Support Facility Provider (except to the extent required to be applied by the relevant Support Facility). Any proceeds from the enforcement of the security will be applied in accordance with the order of priority of payments as set out in the Supplemental Deed and summarized as follows.

         [insert order of priority of payments of proceeds from enforcement of the security as set forth in the Supplemented Deed]

         Payments to Offered Noteholders will be effected in US$ obtained by the Security Trustee either from a US$ termination payment received from a Currency Swap Provider or by converting the A$ available for such payments, based on the priority set out above, at the A$ Exchange Rate.

         Upon enforcement of the security created by the Master Security Trust Deed and the Deed of Charge, the net proceeds may be insufficient to pay all amounts due on redemption to the Noteholders [and Redraw Noteholders]. Any claims of the Noteholders [and Redraw Noteholders] remaining after realization of the security and application of the proceeds shall be extinguished.

Optional Redemption of the Notes

         The Issuer Trustee must, when directed by the Trust Manager, at the Trust Manager's option, redeem all of the Notes [and the Redraw Notes] at their then Invested Amounts, subject to the following, together with accrued but unpaid interest to, but excluding, the date of redemption, on any Payment Date falling on or after the earlier of:

o the Payment Date on which the total principal outstanding on the mortgage loans (calculated as at the end of the immediately preceding Collection Period) is less than [ %] of the total principal outstanding on the mortgage loans on the Closing Date; and

o the Payment Date falling in [insert any applicable initial call date].

         [If the Issuer Trustee fails to exercise its option to redeem the Notes [and the Redraw Notes] on the Payment Date occurring on or after [insert any applicable initial call date], the spread over [insert applicable Note interest rate index] to be applied in determining the interest rate on the Offered Notes will increase to [ ]%.]

         [The Issuer Trustee may redeem the Notes [and Redraw Notes] at their Stated Amounts instead of at their Invested Amounts, together with accrued but unpaid interest to but excluding the date of redemption, if so approved by an Extraordinary Resolution of Noteholders [and Redraw Noteholders together.] However, the Issuer Trustee will not redeem the Notes [or Redraw Notes] unless it is in a position on the relevant Payment Date to repay the then Invested Amounts or the Stated Amounts, as required, of the Notes [and the Redraw Notes] together with all accrued but unpaid interest to but excluding the date of redemption and to discharge all its liabilities in respect of amounts which are required under the Master Security Trust Deed and the Supplemental Deed to be paid in priority to or equally with the Notes [or Redraw Notes] as if the Charge in respect of the Trust were enforced. If the Issuer Trustee, at the direction of the Trust Manager, proposes to exercise its option to redeem the Notes [and Redraw Notes] on a Payment Date during or after [insert any applicable initial call date] at their Stated Amounts rather than their Invested Amounts, as described above, but is unable to do so because, following a meeting of Noteholders [and Redraw Noteholders] convened under the provisions of the Master Security Trust Deed by the Trust Manager for this purpose, the Noteholders [and Redraw Noteholders] have not approved by a vote of at least 75% (aggregate Invested Amount) of Noteholders [and Redraw Noteholders] the redemption of the Notes [and Redraw Notes] at their Stated Amounts, then the spread over [insert applicable Note interest rate index] to be applied in determining the interest rate on the Offered Notes for each Interest Period commencing on or after that Payment Date will remain at, or revert to, the margin applying at the Closing Date.]

         Holders of Offered Notes must be given notice of a redemption not more than 60 nor less than 45 days prior to the date of redemption.

         In order to effect an optional redemption as described above, the Issuer Trustee will, if the Trust Manager directs it to do so, give notice to the Seller of an offer to re-convey the mortgage loans to the Seller for an amount equal to the then current fair market value of such loan taking into account applicable insurance proceeds covering such loan and other available resources. If the clean-up offer amount would be insufficient to redeem the Notes [and any Redraw Notes] at their then Invested Amount, the Issuer Trustee must first obtain the consent of the Note Trustee and the holders of all of the Privately Placed Notes [and the Redraw Notes] in favor of making a clean-up offer at the then aggregate Stated Amount of all Notes. The proceeds of the clean-up offer will be applied to the optional redemption of the Notes as described above.

Final Maturity Date

         Unless previously redeemed, the Issuer Trustee must redeem the Notes [and Redraw Notes] by paying the Stated Amount, together with all accrued and unpaid interest, in relation to each Note [and Redraw Note] on or by the Payment Date falling in [ ].

Redemption upon Final Payment

         Upon final distribution being made in respect of any Notes [or Redraw Notes], those Notes [or Redraw Notes] will be deemed to be redeemed and discharged in full and any obligation to pay any accrued but unpaid interest, the Stated Amount or the Invested Amount in relation to the Notes [or Redraw Notes] will be extinguished in full.

No Payments of Principal in Excess of Stated Amount

         No amount of principal will be repaid in respect of a Note [or Redraw Note] in excess of its Stated Amount or, in the case of an optional redemption or redemption for taxation reasons, its Invested Amount.

[The Liquidity Facility]

         [Advances and Facility Limit]

         [Under the Liquidity Facility Agreement, the Liquidity Facility Provider agrees to make advances to the Issuer Trustee for the purpose of meeting shortfalls between Total Available Income [(as enhanced by Principal Draws)] on a Payment Date and the required payments to be made from Total Available Income, other than reimbursements of Principal Charge-offs, Carryover Principal Charge-offs or payments to the Residual Income Unitholder, on that Payment Date. See "--Distributions of Total Available Income" above.]

         [Insert description of any Liquidity Facility or reserve fund available for payment of the Notes, including, but not limited to, the applicable Liquidity Facility Limit, conditions precedent to a drawing, interest and fees under such facility, repayment of liquidity advances, consequences of a downgrade of a Liquidity Facility Provider, events of default under the Liquidity Facility Agreement and the consequences thereof, and indemnification of the Liquidity Facility Provider for increased costs.]

[The Redraw Facility]

        [Advances and Facility Limit]

         [Under the Redraw Facility Agreement, the Redraw Facility Provider agrees to make advances to the Issuer Trustee on a Payment Date for the purpose of reimbursing Redraws made by the Seller to the extent that Available Principal Collections (determined prior to the application of (1) any advance on the Redraw Facility for such Payment Date and (2) the proceeds of the issuance of any Redraw Notes on such Payment Date) are insufficient to fund such Redraws on a Payment Date.]

         [Insert description of operations of Redraw Facility under the Transaction Documents and of the Redraw Facility Provider, if applicable, including but not limited to, description of Redraw Facility Limit, conditions precedent to a drawing under such facility, interest and fees under the Redraw Facility, repayment of Redraw Advances, events of default under the Redraw Facility Agreement and the consequences thereof, termination of the Redraw Facility, and indemnification of the Redraw Facility Provider for increased costs.]

[Seller Deposit]

         If the Seller has a [short-term deposit credit rating] by [Moody's] of less than [ ] or such other rating as is agreed between the Issuer Trustee, the Seller, the Trust Manager and [Moody's] or has a [short-term deposit credit rating] assigned by [Standard & Poor's] of less than [ ] or has a [long-term deposit credit rating] assigned by [Fitch, Inc.] of less than [ ] or such other rating as is agreed between the Issuer Trustee, the Seller, the Trust Manager and [Standard & Poor's or Fitch], as the case may be, it must in respect of set-off risk in relation to the Trust:

o deposit or maintain in an account, which may be the Collections Account provided it is held with an entity with a short term credit rating of [ ] [by Standard & Poor's], on each Payment Date, after giving effect to the payments to be made on that Payment Date, an amount being the higher of: (a) the amount specified by [Standard & Poor's] from time to time or (b) the amount determined in accordance with the Supplemental Deed or otherwise agreed [by Moody's or Fitch]. This deposit may be utilized by the Issuer Trustee to meet any liabilities of the Seller to the Issuer Trustee in relation to the exercise of set-off rights in relation to the mortgage loans, which the Seller has not met within [ ] Business Days of notice from the Issuer Trustee or the Trust Manager; or

o enter into such other arrangement from time to time agreed between the Seller and the relevant rating agency so as to ensure that rating agency does not reduce, qualify or withdraw any credit rating assigned by it to the Notes [or Redraw Notes].

         The Seller's deposit will be calculated by reference to the balances of accounts held by borrowers with the Seller where the terms of that borrower's mortgage loan do not include a provision by which a borrower agrees to make all payments without set-off or counterclaim, unless prohibited by law. If all the mortgage loans include such a provision, the Seller will not be required to make any deposit and any existing deposit by the Seller may be repaid.

[Pre-funding Account]

         [insert description of any pre-funding account applicable to the distribution and allocation of principal collections on the mortgage loans with respect to a particular series of notes (or certain classes thereof).]

                       [The Mortgage Insurance Policies]

[General]

         Each mortgage loan is insured under a mortgage insurance policy issued by [insert applicable PMI insurer and/or other provider of pool insurance policy]. The Seller will equitably assign its interest in each mortgage insurance policy to the Issuer Trustee on the Closing Date.

         Coverage

         [Insert description of any primary mortgage insurance and pool insurance policies including but not limited to coverage of the policies (including requirements, restrictions and reduction of claims), term of the policies and calculation of loss under the policies].

[Description of the Mortgage Insurers]

         [Insert description of mortgage insurers including summary financial data].

                          Description of the Trustees

The Issuer Trustee

         General

         [Insert name of Issuer Trustee] is appointed as Issuer Trustee of the Trust on the terms set forth in the Master Trust Deed and the Supplemental Deed. The Issuer Trustee was incorporated on [ ] under the [insert law of applicable Australian jurisdiction]. The Issuer Trustee now operates as a limited liability public company under the Corporations Law of Australia. The Issuer Trustee is registered in [insert applicable Australian jurisdiction] and its registered office is at [insert address of registered office]. [Insert additional information re: Issuer Trustee's share capital, principal business activities, including trust administration and list of directors.]

The Security Trustee

         General

         [Insert name of Security Trustee] is appointed as the security trustee for the Trust on the terms set forth in the Master Security Trust Deed and the Deed of Charge.

         The Security Trustee will act as security trustee on behalf of the secured creditors as described in "Description of Transaction Documents--The Master Security Trust Deed" in the accompanying prospectus. Under the Master Security Trust Deed, if there is a conflict between the duties owed by the Security Trustee to any Secured Creditors or class of Secured Creditors, the Security Trustee must act in accordance with the requirements of the Master Security Trust Deed. See "Description of the Transaction Documents -- The Master Security Trust Deed" in the accompanying prospectus.

The Note Trustee

         General

         The [insert name of Note Trustee] is appointed as the Note Trustee for the Trust on the terms set out in the Note Trust Deed. The Note Trustee is a banking corporation duly organized and existing under the laws of [ ]. The Corporate Trust Office of the Note Trustee responsible for the administration of the Note Trustee's obligation in relation to the Trust is located at [ ]. See "Powers, Duties and Liabilities under the Transaction Documents -- "The Note Trustee" in the accompanying prospectus for a summary of certain of the Note Trustee's rights and obligations under the Transaction Documents.

                                   Servicing

The Servicer

         The National, trading as HomeSide, will service the mortgage loans. The executive offices of the Servicer are located at 120 Spencer Street, Melbourne, Australia.

Servicing of Mortgage Loans

         General

         The day-to-day servicing will be performed by the Servicer in Melbourne, Australia. Servicing procedures include responding to customer inquiries, managing and servicing the features and facilities available under the mortgage loans and the management of delinquent mortgage loans. The servicing functions performed by HomeSide are supported by the activities of HomeSide Lending, Inc.'s processing centers and by the Seller.

         The Servicer is contractually obligated to administer the mortgage loans:

o             in accordance with all applicable laws;

o             according to the Servicing Agreement;

o with the same degree of diligence and care expected of an appropriately qualified and prudent servicer of similar mortgage loans; and

o subject to the preceding bullet points, according to the Servicer's procedures and policies for servicing the Seller's loans, which are under regular review and may change from time to time as a result of business changes, or legislative and regulatory changes.

         See "Description of Transaction Documents--The Servicing
Agreement--Removal and Resignation of the Servicer" in the accompanying prospectus for a description of certain "Servicer Termination Events" whereby the Issuer Trustee can cause the resignation or removal of the Servicer for cause.

Collection and Enforcement Procedures

         The Servicer will make reasonable efforts to collect all payments called for under the mortgage loans and any applicable mortgage insurance policy. It will also follow collection procedures that are consistent with the Servicing Agreement.

         A mortgage loan is considered delinquent for collection purposes whenever the minimum installment amount is not paid when due. Collection procedures for a delinquent loan generally include mailing a letter of delinquency when a loan is past due fifteen days, followed by a second such notice when a loan is 35 days past due. Additionally, the Servicer will attempt to contact the borrower by telephone. A formal default notice is typically issued when a loan is 65 days past due.

         Action taken by the Servicer will depend on prevailing conditions and other factors, including the borrower's ability to pay, the loan-to-value ratio, the requirements of any applicable mortgage insurance, the amount of any previous prepayments and whether the borrower may be able to claim financial hardship under consumer credit legislation. In certain cases, negotiation between the Servicer and borrower may result in a revised payment arrangement (e.g., an extension of existing payment terms). Absent exceptional circumstances, the Servicer will consider the commencement of asset realization measures when a loan is past due 101 days.

         After a default by a borrower, the Servicer (on behalf of the Issuer Trustee) can exercise a power of sale of the mortgaged property. To exercise this power, the Servicer (on behalf of the Issuer Trustee) must comply with the statutory restrictions of the relevant State or Territory as to notice requirements. The length of time between the decision to exercise the power of sale and final completion of the sale will be dependent on factors outside the control of the Servicer. For example, whether or not the borrower contests the sale and the market conditions at the time are both factors outside the control of the Servicer.

         The collection and enforcement procedures may change from time to time as a result of business changes, or legislative and regulatory changes. See "Description of the Transaction Documents -- The Servicing Agreement" in the accompanying prospectus for a more detailed description of the Servicer's servicing rights and obligations.

[Optional Repurchase of Defaulted Mortgage Loans]

         Subject to certain limitations contained in the Supplemental Deed, the Servicer will have the right and option, but not the obligation, to purchase for its own account any mortgage loan which becomes delinquent for 90 days or more (a "defaulted mortgage loan"). The purchase price for a defaulted mortgage loan will equal its then current fair market value, after taking into account applicable insurance proceeds and other available resources. [As described at "The Mortgage Insurance Policies" in this prospectus supplement, the coverage provided by mortgage insurance with respect to a defaulted mortgage loan will equal the outstanding amount owed by the borrower, including unpaid principal (as increased by any negative amortization), accrued interest at any non-default rate, net of all amounts recovered on foreclosure of the related mortgaged property. Accordingly, the only time the purchase price of a defaulted mortgage loan would be less than the unpaid principal balance of the mortgage loan would be in the case where the Servicer has been advised by the relevant mortgage insurer that a claim under the mortgage insurance policy will be reduced or denied, in whole or in part, due to failure of the mortgage loan to meet a requirement of such policy, cancellation or lapse of such policy, or some other restriction causing a partial or full reduction in the claim.] The Servicer is prohibited from exercising the option unless the purchase price for the defaulted mortgage loan equals the outstanding amount owed by the borrower, including accrued interest.

Delinquency, Foreclosure and Loss Statistics

         The following tables set forth certain information concerning the delinquency foreclosure and loss experience on residential mortgage loans serviced directly by the Servicer. These mortgage loans are residential mortgage loans originated or acquired by the National. The Servicer does not currently service mortgage loans not originated or acquired by the National. The servicing portfolio does not include mortgage loans that were serviced or sub-serviced by others.

         During 2000, mortgage loan servicing was transferred from the National Australia Bank Limited to HomeSide, a division of the National. At such time, the Servicer changed the methodology used to calculate delinquencies from "days irregular" to "days past due". Under the former methodology, "days irregular" was the number of days that a mortgage loan's actual balance exceeded the scheduled balance by greater than A$20. Under the new methodology, "days past due" is the number of days that the actual balance exceeds the scheduled balance by any amount. "Days irregular" continued to accumulate each day until the actual balance was brought within A$20 of the scheduled balance. "Days past due" is reset each time a Scheduled Payment is made and reset to zero when the actual balance is brought below the scheduled balance. This change in methodology has increased the number of loans classed as delinquent, particularly the number in the 31-60 and 61-90 day categories. U.S. investors should note that such methodologies used by the National and HomeSide for purposes of determining delinquencies compare the actual principal balance against the scheduled principal balance of the mortgage loan in order to determine the delinquent amount, rather than determining such amount based upon whether the borrower has in fact missed a Scheduled Payment. Thus, in the case where a borrower has made prior prepayments of principal in excess of the then scheduled balance but subsequently missed a Scheduled Payment, such missed Scheduled Payment would not be reflected in the following table:



                                                 Portfolio Delinquency and Foreclosure Experience

                                                                                                      By Dollar
                       By No.       By Dollar      Percent By                                           Amount        Percent By
                        of           Amount          No. of       Percent By                             (A$             No. of
                       Loans       (A$ 000's)        Loans       Dollar Amount       By No. of Loans     000's)           Loans
                       -----       ----------      ----------    -------------       ---------------   ---------       ------------
                                    As of September [ ]                                    As of September [ ]

Period of
Delinquency:
31-60 days.......
61-90 days.......
91-120 days......
121-150 days.....
151-180 days.....
>  180 days......
Total > 30 Days..
Foreclosures.....
Total Delinquent
Total Portfolio..

                        Percent By                     By Dollar    Percent By    Percent By
                          Dollar          By No. of      Amount       No. of        Dollar
                          Amount           Loans       (A$ 000's)      Loans        Amount
                        ----------        ---------    ----------   ----------    ----------
                                    As of September [ ]

Period of
Delinquency:
31-60 days.......
61-90 days.......
91-120 days......
121-150 days.....
151-180 days.....
>  180 days......
Total > 30 Days..
Foreclosures.....
Total Delinquent
Total Portfolio..


                                                                                                      By Dollar
                       By No.       By Dollar      Percent By                                           Amount        Percent By
                        of           Amount          No. of       Percent By                             (A$             No. of
                       Loans       (A$ 000's)        Loans       Dollar Amount       By No. of Loans     000's)           Loans
                       -----       ----------      ----------    -------------       ---------------   ---------       ------------
                                    As of September [ ]                                    As of September [ ]

Period of
Delinquency:
31-60 days.......
61-90 days.......
91-120 days......
121-150 days.....
151-180 days.....
>  180 days......
Total > 30 Days..
Foreclosures.....
Total Delinquent
Total Portfolio..

                        Percent By                     By Dollar    Percent By    Percent By
                          Dollar          By No. of      Amount       No. of        Dollar
                          Amount           Loans       (A$ 000's)      Loans        Amount
                        ----------        ---------    ----------   ----------    ----------
                                    As of September [ ]

Period of
Delinquency:
31-60 days.......
61-90 days.......
91-120 days......
121-150 days.....
151-180 days.....
>  180 days......
Total > 30 Days..
Foreclosures.....
Total Delinquent
Total Portfolio..


                                               Portfolio Loss Experience

           (1)                    (2)                     (3)                  (4)                 (5)
-------------------------- ------------------- -------------------------- --------------- ----------------------
                                                    Write-Offs as a                          Recoveries as a
At                                                Percentage of Total         Total        Percentage of Total
Fiscal year                 Total Write-Offs     Outstanding Portfolio      Recoveries         Outstanding
Ended:                          A$(000)                 Balance              A$(000)        Portfolio Balance
-------------                   -------                 -------              -------        -----------------

September 30, [    ]
September 30, [    ]
September 30, [    ]
September 30, [    ]
September 30, [    ]


              (6)                        (7)
----------------------------    --------------------

                                  Total Outstanding
        Net Write-Offs            Portfolio Balance
         (3) minus (5)                 A$(000)
         -------------                 -------

September 30, [    ]
September 30, [    ]
September 30, [    ]
September 30, [    ]
September 30, [    ]



         [The Servicer is not currently aware of specific trends that have affected its recent delinquency and loss experience, nor is the Servicer aware of any trends that are likely to affect the future performance of its servicing portfolio. [amend as appropriate]].

         The delinquency and foreclosure experience set forth above is historical and is based on the servicing of mortgage loans that may not be representative of the mortgage loans in the Trust. Consequently, there can be no assurance that the delinquency and foreclosure experience of the mortgage loans in the Trust will be consistent with the data set forth above. The servicing portfolio, for example, includes mortgage loans having a wide variety of payment characteristics (e.g., fixed-rate mortgage loans and adjustable rate mortgage loans) and mortgage loans secured by mortgaged properties in geographic locations that may not be representative of the geographic locations of the mortgage loans in the Trust.

         Between 1997 and 1998, there was a progressive move by the National to centralize its state consumer lending and collections areas. This resulted in greater consistency and control in the calculation and reporting of delinquencies. During 2000, mortgage loan servicing was transferred from the National to HomeSide, further enhancing this consistency and control.

                      Prepayment and Yield Considerations

General

         The yield to maturity of the Offered Notes will be largely determined by (1) the rate and timing of payments of principal repayments on the mortgage loans, and (2) the price at which the Offered Notes are purchased. The rate of principal payments on the mortgage loans will in turn be affected by the amortization schedules of the mortgage loans, including prepayments resulting from refinancing, liquidations of the mortgage loans due to defaults by borrowers, casualties, condemnations and repurchases by the Seller. The mortgage loans may be prepaid by the borrowers at any time. However, borrowers under fixed rate mortgage loans may be required to pay a fee in order to prepay their mortgage loans.

Prepayments

         The rate of principal payments on the Offered Notes is directly related to the rate of principal payments on the mortgage loans, which may be in the form of Scheduled Payments or principal prepayments. Prepayments, liquidations and repurchases of the mortgage loans, including repurchases of mortgage loans due to a breach of representation or warranty of the Seller [or a subsequent modification in the terms of the mortgage loan which make it no longer eligible for inclusion in the Trust], [purchases of 90 days or more delinquent mortgage loans by the Servicer] or an optional repurchase by the Seller of the remaining mortgage loans in connection with the termination of the Trust, will result in early distributions of principal amounts on the Offered Notes.

         Since the rate of payment of principal of the mortgage loans cannot be predicted and will depend upon future events and a variety of factors, you cannot be certain as to the rate of payment or the rate of principal prepayments.

         In particular the following factors may have bearing on the rate of principal payment of the Offered Notes:

o [the amount of Redraws under the mortgage loans by borrowers, advances under the Redraw Facility or the amount of issuances of Redraw Notes, all of which are senior to payment of principal on the Offered Notes];

o [the fact that the Seller's calculations of Scheduled Payments on certain variable rate mortgage loans on the basis of a reference rate (see "The Seller's Residential Loan Program--Features and Options; Loan Types" in the accompanying prospectus) may result in more rapid amortization of principal payments on such mortgage loans];

o [the method of allocation of Available Principal Collections among Notes (as described at "Description of the Offered Notes--Allocation of Principal Among Notes") which results in more rapid amortization of the Offered Notes depending on the Stepdown Percentage];

o the effects of currency translations on allocations of collections;

o [the fact that the fixed interest rate on fixed rate mortgage loans can convert to a variable rate at the end of the fixed rate term, thus increasing the likelihood of prepayments on such loans subsequent to such conversion]; and

o [insert other factors affecting rate of principal payment for a particular series of Notes]

         The extent to which the yield to maturity of any Offered Note may vary from the anticipated yield will depend upon the following factors:

o the degree to which a Offered Note is purchased at a discount or premium; and

o the degree to which the timing of payments on the Offered Note is sensitive to prepayments, liquidations and repurchases of the mortgage loans.

         A wide variety of factors, including economic conditions, the availability of alternative financing and homeowner mobility may also affect the Trust's prepayment experience for the mortgage loans. In particular, under Australian law, unlike the law of the United States, interest on loans used to purchase a principal place of residence is not ordinarily deductible for taxation purposes.

Rate of Payments

         The weighted average life of an Offered Note refers to the average amount of time that will elapse from the date of issuance of the Offered Note to the date each dollar in respect of principal repayable under the Note is reduced to zero, weighted by the principal payment. Prepayments of principal of the mortgage loans will tend to shorten the weighted average life of the Offered Notes, while Redraws will tend to extend the weighted average life of the Offered Notes. A borrower who makes a partial prepayment of principal of a mortgage loan under which Redraws are permitted may make such payment in anticipation of making a Redraw at a later date.

         Usually, greater than anticipated principal prepayments would reduce the aggregate outstanding principal balance of the mortgage loans more quickly than expected. As a consequence, aggregate interest payments on the mortgage loans would be substantially less than expected. Therefore, a higher rate of principal prepayments could result in a lower-than-expected yield to maturity on each related class of Offered Notes purchased at a premium. Conversely, lower than anticipated principal prepayments would reduce the return to investors on any related classes of Offered Notes purchased at a discount, in that principal payments on the mortgage loans would occur later than anticipated. The effect on your yield due to principal prepayments occurring at a rate that is faster or slower than the rate you anticipated will not be entirely offset by a subsequent similar reduction or increase in the rate of principal payments. The amount and timing of delinquencies and defaults on the mortgage loans and the recoveries, if any, on defaulted mortgage loans and foreclosed properties will also affect the weighted average life of the Offered Notes.

Prepayment Rate Model and Modeling Assumptions

         Prepayments on mortgage loans are commonly measured relative to a prepayment standard or model. The prepayment model used in this prospectus is a ["constant prepayment rate" model or "CPR."] [insert other prepayment model methodology]. [CPR represents an assumed constant rate of prepayment each month, expressed as a per annum percentage of the outstanding principal balance of the pool of mortgage loans for that month. CPR does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the mortgage loans for this series.] None of the Seller, the Trust Manager nor the Issuer Trustee believes that any existing statistics of which it is aware provide a reliable basis for holders of the Offered Notes to predict the amount or the timing of receipt of prepayments on the mortgage loans.

         Since the following tables were prepared on the basis of the modeling assumptions described in the next paragraph, there are discrepancies between characteristics of the actual mortgage loans in the pool for this series and the characteristics of the mortgage loans assumed in preparing the tables. Any discrepancy may have an effect upon the percentages of the outstanding principal balances and weighted average lives of the Offered Notes set forth in the tables. In addition, since the actual mortgage loans in the Trust have characteristics that differ from those assumed in preparing the tables set forth below, the distributions of principal on the Offered Notes may be made earlier or later than as indicated in the tables.

         For the purpose of the tables below, we have used the following modeling assumptions:

o             the Closing Date for the Offered Notes is [ ];

o payments on the Offered Notes are made on the [ ] day of each [insert applicable payment period] commencing in [ ], regardless of the day on which the Payment Date actually occurs;

o payments on the Offered Notes are made in accordance with the priorities described in this prospectus;

o [the Scheduled Payments of principal and interest on the mortgage loans will be delivered on the first day of each month commencing in [ ] with no defaults];

o [all prepayments are prepayments in full received on the last day of each month and include 30 days' interest on the outstanding principal balance of the mortgage loan];

o Available Principal Collections are distributed according to the order of distribution described in this prospectus;

o [no optional termination is exercised, except for the line titled "Weighted Average Life-To Call (Years)" in the table];

o the Determination Date is the [ ]th day of each [insert applicable payment period];

o [the amount of Redraws is zero and the Redraw Limit of the Redraw Facility is [A$ ] in each case;] and

o [the exchange rate for conversion of $A to $US applied in the modeling assumptions is not necessarily the same as that stated under "U.S./Australian Dollar Presentation" in this prospectus supplement.]

         We do not expect that these modeling assumptions will be predictive of the mortgage loan pool's actual performance for this series. It is not likely that the mortgage loans will pay at [any assumed CPR] to maturity or that all mortgage loans will prepay at the same rate. In addition, the diverse remaining terms to maturity of the mortgage loans, which include recently originated mortgage loans, could produce slower or faster distributions of principal than as indicated in the tables at the [assumed CPRs] specified. This could be true even if the weighted average remaining term to maturity of the mortgage loans is the same as the weighted average remaining term to maturity of the assumptions described above. We urge investors to make their investment decisions on a basis that includes their determination as to anticipated prepayment rates under a variety of the assumptions discussed in this prospectus as well as other relevant assumptions.



                              Percent of Initial Principal Outstanding at the Following Percentages of
                                                     [insert modeling method]

           Payment Date                 %          %         %         %          %         %          %         %        %
----------------------------          ------     ------    ------    ------     ------   ------     ------    ------   ------
Initial Percentage                    100%       100%      100%      100%       100%      100%       100%      100%     100%









                                      ------     ------    ------    ------     ------   ------     ------    ------   ------

Weighted Average Life--to Maturity
(yrs)
Weighted Average Life--to Call (yrs)










                            Additional Information

         The description in this prospectus supplement of the mortgage loans and the mortgaged properties is based upon the pool of mortgage loans as constituted on the close of business on the Cut-off Date, as adjusted for Scheduled Payments due on or before that date. A Current Report on Form 8-K will be available to investors of the Offered Notes and will be filed by the Trust Manager together with the Supplemental Deed, the Sale Agreement, the Servicing Agreement and other material Transaction Documents, with the SEC within fifteen days after the initial issuance of the Offered Notes. In the event Mortgage Loans are removed from or added to the pool of Mortgage Loans as set forth in "Details of the Pool of Mortgage Loans," the removal or addition will be noted in the Current Report on Form 8-K.

            Material United States Federal Income Tax Consequences

         In the opinion of Sidley Austin Brown & Wood LLP, special United States federal income tax counsel for the Trust Manager, although there is no authority directly on point, the Offered Notes will be characterized as debt for U.S. federal income tax purposes. In addition, in the opinion of Sidley Austin Brown & Wood LLP, (1) the Trust will not be subject to an entity-level tax for U.S. federal income tax purposes and (2) the Issuer Trustee will not be treated as engaged in the conduct of a United States trade or business (and, accordingly, not subject to United States Federal income tax) solely as a result of any activities that it conducts as Issuer Trustee of the Trust. This opinion is based upon the applicable provisions of the Code, U.S. Treasury Regulations promulgated and proposed thereunder, current positions of the IRS contained in published revenue rulings and revenue procedures and existing judicial decisions, all of which are subject to change, which change may have retroactive effects. Moreover, this opinion is subject to the accuracy of certain factual representations made to Sidley Austin Brown & Wood LLP by the Seller. Each holder of an Offered Note, by acceptance of an Offered Note, agrees to treat the Offered Notes as indebtedness. [Insert other relevant U.S. federal income tax disclosure with respect to a particular series of Offered Notes to the extent not covered in the accompanying prospectus]. See "Material United States Federal Income Tax Consequences" in the accompanying prospectus.

                     Material Australian Tax Consequences

         In the opinion of Mallesons Stephen Jaques, Australian tax counsel for the Trust Manager, under present law, if the Offered Notes issued by the Trust (or any other notes issued by a trust in accordance with the Master Trust Deed) are issued in accordance with certain factual conditions and are not held by "associates" (as that term is defined in the Income Tax Assessment Act of 1936) of the Trust, then payments of principal, interest and any premium made to a holder of the Offered Notes who is not a resident of Australia and who does not carry on business in Australia through a permanent establishment in Australia, will not be subject to Australian income or withholding taxes. Interest paid on Offered Notes held by Australian residents (and non-Australian residents who hold the Offered Notes in the course of carrying on business in Australia) will be subject to ordinary Australian income tax. In addition, holders of Offered Notes who are Australian residents or non-Australian residents who hold the Offered Notes in the course of carrying on business in Australia may be required to provide tax file numbers, Australian Business Numbers or proof of some exemption from the need to so provide in order to avoid withholding from payments made by the Issuer Trustee.

         [Insert other relevant Australian tax disclosure with respect to a particular series of Offered Notes to the extent not covered in the accompanying prospectus]. See "Material Australian Tax Consequences" in the accompanying prospectus.

                        Legal Investment Considerations

         The Offered Notes will not constitute "mortgage related securities" for purposes of the United States Secondary Mortgage Market Enhancement Act of 1984, because the originator of the mortgage loans is not subject to state or federal regulatory authority in the United States. Accordingly, some U.S. institutions with legal authority to invest in comparably rated securities based on such mortgage loans may not be legally authorized to invest in the Offered Notes. No representation is made as to whether the Offered Notes constitute legal investments under any applicable statute, law, rule, regulation or order for any entity whose investment activities are subject to investment laws and regulations or to review by any regulatory authorities. You are urged to consult with your counsel concerning the status of the Offered Notes as legal investments for you. See "Legal Investment Considerations" in the accompanying prospectus.

                             ERISA Considerations

         Subject to the conditions discussed under "ERISA Considerations" in the accompanying prospectus, the Offered Notes are eligible for purchase by benefit plans subject to ERISA or to Section 4975 of the Code, and to persons investing on behalf of or with plan assets of benefit plans. See "ERISA Considerations" in the accompanying prospectus.

                             Plan of Distribution

Underwriting

         Subject to the terms and conditions set forth in the underwriting agreement among the National, the Issuer Trustee, the Trust Manager and [ ], as representative of the underwriters, the Issuer Trustee has agreed to sell to the underwriters, and each of the underwriters has severally agreed to purchase, the principal amount of the Offered Notes set forth opposite its name below:

                                                         Principal Amount
Underwriter                                           of Offered Notes (US$)
-----------                                           ----------------------



         Total....


         The underwriting agreement provides that the underwriters are obligated, subject to certain conditions in the underwriting agreement, to purchase all of the Offered Notes if any are purchased. In the event of default by an underwriter, the underwriting agreement provides that, in specific circumstances, the underwriting agreement may be terminated.

         [The Offered Notes will also be offered by [ ] as dealers.]

         The underwriters propose to offer initially the Offered Notes at the public offering price on the cover page of this prospectus and to selling group members at the public offering price less a concession not in excess of the amount set forth in the following table, expressed as a percentage of the relative principal balance. The underwriters and selling group members may reallow a discount not in excess of the amount set forth in the following table to other broker/dealers. After the initial public offering, the public offering price and concessions and discounts to broker/dealers may be changed by the representative of the underwriters.

                                          Selling          Reallowance
                                        Concessions          Discount
                                        -----------          --------
                                         [     ]%           [     ]%

         The National estimates that the out-of-pocket expenses for this offering will be approximately US$[ ]. Certain of such expenses will be reimbursed by the underwriters on the Closing Date.

         The representative, on behalf of the underwriters, may engage in transactions that stabilize, maintain or otherwise affect the price of the Offered Notes. The underwriters may engage in over-allotment, stabilizing transactions, syndicate covering transactions and penalty bids in accordance with Regulation M under the Securities Exchange Act of 1934, as amended.

o Over-allotment involves syndicate sales in excess of the offering size, which creates a syndicate short position;

o Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum;

o Syndicate covering transactions involve purchases of the Offered Notes in the open market after the distribution has been completed in order to cover syndicate short positions; and

o Penalty bids permit the underwriters to reclaim a selling concession from a syndicate member when the Offered Notes originally sold by a syndicate member are purchased in a syndicate covering transaction to cover syndicate short positions.

         Stabilizing transactions, syndicate covering transactions and penalty bids may cause the price of the Offered Notes to be higher than it would otherwise be in the absence of these transactions. These transactions, if commenced, may be discontinued at any time.

         No representation is made as to the magnitude or direction of any effect that the transactions described above may have on the price of the Offered Notes.

         Pursuant to the underwriting agreement, the National and the Trust Manager have agreed to indemnify the underwriters against certain liabilities, including civil liabilities under the Securities Act, or contribute to certain payments which the underwriters may be responsible for.

         In the ordinary course of their respective businesses, some of the underwriters and some of their affiliates have in the past and may in the future engage in commercial and investment banking activities with the National and its affiliates.

         [Insert any other affiliations between an underwriter and a transaction party.]

Offering Restrictions

         Australia

         No offering circular, prospectus or other disclosure document in relation to any Offered Notes has been lodged with the Australian Securities and Investments Commission or the Australian Stock Exchange Limited. Each underwriter has severally represented and agreed that it:

o has not (directly or indirectly) offered for subscription or purchase or issued invitations to subscribe for or buy nor has it sold the Offered Notes;

o will not directly or indirectly offer for subscription or purchase or issue invitations to subscribe for or buy nor will it sell any Offered Notes; and

o has not distributed and will not distribute any draft, preliminary or definitive offering memorandum, advertisements or other offering material relating to any Offered Notes;

in the Commonwealth of Australia, its territories or possessions, unless:

                  (x) the minimum aggregate consideration payable by each
                      offeree is at least A$500,000 (disregarding moneys lent by the Trust or its associates) or the offer or invitation otherwise does not require disclosure to investors in accordance with Part 6D.2 of the Corporations Law; and

                  (y) such action complies with all applicable laws and
                      regulations.

         Each underwriter further agrees that it will not sell Offered Notes to, or invite or induce offers for the Offered Notes from:

                  (1) any associate of a National Party acting as an
                      underwriter of the Offered Notes; or

                  (2) any other associate from time to time specified in
                      writing to the Underwriter by a National Party.

         Each underwriter agrees to offer the Offered Notes for sale to, or to write offers to purchase the Offered Notes from:

                  (1) at least 10 persons each of whom they reasonably believe to be a "qualified institutional buyer" (as defined in Rule 144A of the Securities Act) and not an associate of any other; or

                  (2) at least 100 persons each of whom they reasonably
                      believe either has acquired similar securities in the past or is likely to be interested in acquiring the Offered Notes.

         [United Kingdom]

         Each underwriter has severally represented and agreed that it:

o has not offered or sold and, prior to the date six months after the date of issue of the Offered Notes will not offer or sell, any of the Offered Notes to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995 (as amended);

o has complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the Offered Notes in, from, or otherwise involving the United Kingdom; and

o has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Offered Notes, to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 (as amended) or is a person to whom the document may otherwise lawfully be issued or passed on.

         [insert other offering and selling restrictions of foreign jurisdictions applicable to a particular series of Offered Notes]

         Other Jurisdictions

         The distribution of this prospectus and the offering and sale of the Offered Notes in certain other foreign jurisdictions may be restricted by law. The Offered Notes may not be offered or sold, directly or indirectly, and neither this prospectus nor any form of application, advertisement or other offering material may be issued, distributed or published in any country or jurisdiction, unless permitted under all applicable laws and regulations. Each underwriter has agreed to comply with all applicable securities laws and regulations in each jurisdiction in which it purchases, offers, sells or delivers Offered Notes or possesses or distributes this prospectus or any offering material.

         Exchange Controls and Limitations

         Under temporary Australian foreign exchange controls, which may change in the future, payments by an Australian resident to, or on behalf of the following payees may only be made with Reserve Bank of Australia approval:

o             the Government of Iraq or its agencies or its nationals;

o the authorities of the Federal Republic of Yugoslavia (Serbia and Montenegro) or its agencies, who are not residents of Australia;

o the Government of Libya or any public authority or controlled entity of the Government of Libya, including any commercial, industrial or public utility undertaking owned or controlled by the Government of Libya or by a public authority of Libya;

o the Taliban (also known as the Islamic Emirate of Afghanistan) or any undertaking owned or controlled, directly or indirectly, by the Taliban; or

o the National Union for Total Independence of Angola as an organization, senior officials of UNITA or adult members of the immediate families of senior officials of UNITA.

                                 Announcement

         By distributing or arranging for the distribution of this prospectus to the underwriters and the persons to whom this prospectus is distributed, the Trust Manager announces to the underwriters and each such person that:

o the Offered Notes will initially be issued in the form of book-entry notes and will be held by Cede & Co., as nominee of DTC;

o in connection with the issue, DTC will confer rights in the Offered Notes to the holders of the Offered Notes and will record the existence of those rights; and

o upon the issuance of the Offered Notes in this manner, these rights will be created.

                         Ratings of the Offered Notes

         It is a condition to the issuance of the Offered Notes that they be rated [insert applicable ratings of relevant rating agencies for all classes of Offered Notes].

         Investors should evaluate the security ratings of the Offered Notes independently from similar ratings on other types of securities. A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the rating agencies. The Offered Notes are pass-through debt securities. The rating does not address the expected schedule of principal repayments other than to say that principal will be returned no later than the final maturity date.

         The Trust Manager has not requested a rating on the Offered Notes by any rating agency other than [insert relevant rating agency]. We cannot assure you as to whether any other rating agency will rate the Offered Notes, or, if it does, what rating would be assigned. A rating on the Offered Notes by another rating agency, if assigned at all, may be lower than the rating assigned to the Offered Notes by [insert relevant rating agency].

                                 Legal Matters

         Sidley Austin Brown & Wood LLP, New York, New York, will pass upon some legal matters with respect to the Offered Notes, including the material U.S. federal income tax matters, for the Trust Manager and the Issuer Trustee. Mallesons Stephen Jaques, Sydney, Australia, will pass upon some legal matters, including the material Australian tax matters, with respect to the Offered Notes for the Trust Manager. Henry Davis York, Sydney, Australia, will pass upon some legal matters, including matters of Australian corporate law, with respect to the Issuer Trustee and the Security Trustee. Stroock & Stroock & Lavan LLP will pass upon some legal matters with respect to the Offered Notes for the underwriters.

                       [Listing and General Information]

Listing

         [insert listing information required by the listing requirements of applicable foreign securities exchange on which a particular series of Offered Notes are listed].

                                   Glossary
                           For Prospectus Supplement

         The information contained in this Glossary forms an integral part of this prospectus supplement.

         *"A$ Equivalent" means, in relation to an amount which is calculated, determined or expressed in US$ or which includes a component determined as expressed in US$, that US$ amount or US$ component (as the case may be) multiplied by the A$ Exchange Rate.

         "A$ Exchange Rate" means the "A$ Exchange Rate" as defined in the confirmation for the Currency Swap.

         "Accrued Interest Adjustment" means, with respect to a mortgage loan, the amount of interest accrued and unpaid on that mortgage loan up to but excluding the Closing Date.

         "Adverse Rating Effect" means, in respect of the Trust, the reduction, qualification or withdrawal of the rating (if any) given the Notes issued in respect of the Trust by a Current Rating Agency.

         "Agency Agreement" means the agreement (if any) with the words "Agency Agreement" and the name of the Trust in its title between the Issuer Trustee, the Trust Manager, the Note Trustee, the Paying Agent(s), the related Note Registrar, the Agent Bank and the Calculation Agent.

         "Agent Bank" means the person appointed to act in that capacity under the Agency Agreement for the Trust.

         "Aggregate Stated Amount" means, on any Determination Date, the aggregate of the Stated Amount of the Notes at that time.

         *"Authorized Investments" consist of the following:

              (a)  cash on hand or at an approved bank;

              (b) bonds, debentures, stock or treasury bills, notes or other securities issued or guaranteed by any government of an Australian jurisdiction, which has the Required Credit Rating, or any corporation, which has the Required Credit Rating;

              (c) debentures or stock of any public statutory body established under the laws of any Australian jurisdiction where the repayment of the principal is secured and the interest payable on the security is guaranteed by the government of an Australian jurisdiction (which has the Required Credit Rating);

              (d) notes or other securities of any government of an Australian jurisdiction (which has the Required Credit Rating);

              (e) (1) deposits with, or certificates of deposit, whether negotiable, convertible or otherwise, of a Bank which has a rating specified in the Supplemental Deed for the Trust where the investment has a maturity of 30 days or less and does not exceed 20% of the aggregate Invested Amount of any Notes issued in respect of the Trust; or

                   (2) bills of exchange or other negotiable securities issued by a Bank which has a rating specified in the Supplemental Deed for the Trust where the investment has a maturity of 30 days or less and does not exceed 20% of the aggregate Invested Amount of any Notes issued in respect of that Trust; or

              (f) any other assets specified in the Supplement Deed as an Authorized Investment for the Trust.

         *"Available Principal Collections" has the meaning set forth in clause [ ] of the Supplemental Deed.

         "Bank" has the meaning given to the expression "Australian Bank" in the Corporations Law.

         *"Basis Swap" means the ISDA Master Agreement, the schedule relating to it and each confirmation between the Basis Swap Provider, the Issuer Trustee and the Trust Manager.

         *"Basis Swap Provider" means [ ], the person(s) appointed under the Supplemental Deed or the Basis Swap to act as Basis Swap Provider (subject to written confirmation from each Current Rating Agency that the appointment of that person will not have an Adverse Rating Effect).

         "Bearer Notes" means Book-Entry Notes or Definitive Notes.

         "Book-Entry Note" means a book-entry note issued under the DTC's or other clearing agencies' global book-entry system.

         *"Calculation Agent" means [ ], the person appointed to act in that capacity under the Agency Agreement for the Trust.

         *"Carryover Principal Charge-offs" means the amount by which Principal Charge-offs for a Collections Period exceed the amount of Excess Available Income for that Collection Period.

          "Charge" means, in respect of the Trust, the charge granted under the Deed of Charge relating to the Trust.

          "Clearing Agency Participant" means a broker, deed, bank, other financial institution or other person for whom from time to time the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

          *"Closing Date" means on or about [ ], the date on which the offer of the Seller to assign the mortgage loans to the Issuer Trustee contained in the Supplemental Deed is accepted by the Issuer Trustee.

         *"Collection Period" means, in relation to a Payment Date, the period from (and including) the first day of a [insert applicable period] preceding the [insert applicable period] in which the Payment Date falls up to (and including) the last day of the [insert applicable period] preceding the [insert applicable period] in which the Payment Date falls except in the case of the first Collection Period, which commences on (and includes) the day after the Cut-off Date and ends on [ ].

          *"Collections" means all amounts received by the Seller, the Servicer, the Trust Manager or the Issuer Trustee after the Cut-off Date in respect of the purchased mortgage loans (including, without limitation, all principal, interest, the proceeds received under any mortgage insurance policy, any proceeds recovered from any enforcement action, amounts received on a repurchase, any amount received as damages in respect of a breach of any representation, warranty or covenant in connection with the purchased mortgage loans and any other amount received in relation to the purchased mortgage loans) excluding Servicer's Collections, any Early Repayment Costs and any interest credited to any Collections Account in respect of a Support Facility.

         "Conditions" means, in respect of the Trust, the terms and conditions of the Notes issued for the Trust, as annexed to the Note Trust Deed for the Trust (if any).

         "CPR" means the Constant Prepayment Rate methodology.

         *"Currency Swap" means [each] [the] ISDA Master Agreement, the schedule to it, and each confirmation issued under it, between a Currency Swap Provider, the Issuer Trustee and the Trust Manager.

         *"Currency Swap Provider[s]" means [ ], and any other person who subsequently enters into a currency swap with the Issuer Trustee and the Trust Manager.

         *"Current Rating Agency" means [each of S&P, Moody's and Fitch].

         *"Cut-off Date" means the close of business on [ ], which is the date specified in the Secondary Sale Agreement as the date on which the mortgage loans are selected for acquisition by the Issuer Trustee in respect of the Trust, with the actual transfer occurring on the Closing Date.

         "Definitive Notes" means a Note issued or to be issued, as the case may be, by the Issuer Trustee in accordance with the Note Trust Deed and Conditions for the Trust.

         "Depository" means each organization registered as a clearing agency pursuant to Section 17A of the Exchange Act that agrees with the Trust Manager and the Issuer Trustee to hold Bearer Notes (directly or through a nominee) and initially means the DTC.

         *"Determination Date" means the date which is [five] Business Days prior to a Payment Date.

         "Early Repayment Costs" means those cost which are actually received from the borrower of a mortgage loan during a Collection Period as a result of the borrower prepaying any amount in respect of a fixed interest rate mortgage loan.

         *"Eligible Bank" means a bank that has a rating equivalent to or higher than: (a) in the case of S&P, [A-1+], (b) in the case of Moody's, [P-1]; (c) in the case of Fitch, [F1+]; and (d) an equivalent rating from another Current Rating Agency.

         *"Excess Available Income" means the excess of Total Available Income remaining after payment of (1) all fees and expenses of the Trust, (2) interest payable on the Notes [and the Redraw Notes] issued by the Trust and
(3) [any interest due under the Redraw Facility or Liquidity Facility on that Payment Date].

         *"Fitch" means Fitch, Inc.

         *"Fixed Rate Swap" means the ISDA Master Agreement, the schedule relating to it and the confirmation between the Fixed Rate Swap Provider, the Issuer Trustee and the Trust Manager.

         *"Fixed Rate Swap Provider" means [ ], or such other person who may be appointed under the Supplemental Deed or the Fixed Rate Swap to act as the Fixed Rate Swap Provider (subject to written confirmation from each Current Rating Agency that the appointment of that other person will not have an Adverse Rating Effect).

         "Initial Invested Amount" means the initial principal amount of a Note on the Closing Date.

         *"Interest Period" means the period commencing on and including a Payment Date and ending on but excluding the next Payment Date. However, the first and last Interest Periods are as follows:

                           first:  the period from and including the Closing
                  Date to but excluding the first Payment Date.

                           last: the period from and including the Payment
                  Date immediately preceding the date upon which interest ceases to accrue on the Notes but excluding the date upon which interest ceases to accrue on the Notes.

         "Invested Amount" means with respect to any Note its Initial Invested Amount less the aggregate of all principal amounts which have been previously paid in relation to such Note and the aggregate of the amount to be paid on the Note on the next Payment Date on account of principal.

         *"Liquidity Facility" means the facility provided in respect of the Trust by the Liquidity Facility Provider under the Liquidity Facility Agreement for the Trust.

         *"Liquidity Facility Advance" means an advance made by the Liquidity Facility Provider under the Liquidity Facility.

         "Liquidity Facility Agreement" means, in respect of the Trust, the agreement with those words and the name of the Trust in its title and entered into between the Issuer Trustee, the Trust Manager and the Liquidity Facility Provider.

         *"Liquidity Facility Provider" means [          ], the person acting
as such under the Liquidity Facility Agreement for the Trust.

         *"Moody's" means Moody's Investors Service, Inc.

         "National Party" means, collectively, National Australia Bank Limited and HomeSide Global MBS Manager, Inc.

         "Note Interest Amount" means the amount of interest on each class of Notes for any Interest Period calculated by applying the interest rate for that class of Notes for that Interest Period to the Invested Amount of that Note on the first day of such Interest Period (after taking into account any reductions in the Initial Invested Amount of that Note on that day), and then multiplying such product by the actual number of days in the Interest Period divided by [360/365] and rounding the resultant figure down to the nearest cent.

         "Noteholder" means a holder of an Offered Note or [insert any classes of non-S-3 notes].

         "Note Owner" means the beneficial owner of any Note in book-entry form.

         *"Note Registrar" means [          ], the person appointed as note
registrar in the Agency Agreement for the Trust.

         *"Notes" means, collectively, the Offered Notes and [insert any classes of non-S-3 notes] and any Redraw Notes.

         "Note Trust Deed" means the deed with the words "Note Trust Deed" and the name of the Trust in its title between the Issuer Trustee, the Trust Manager and the Note Trustee.

         *"Note Trustee" means [ ], the person specified as such in the Note Trustee Deed.

         "Offered Notes" means, with respect to the Trust, those classes of Notes which are offered for sale under the Registration Statement.

         *"Paying Agent(s)" means [ ], the person[s] specified as such in the Agency Agreement.

         *"Payment Date" means the [ ]th day of each [ ], or, if the [ ]th day is not a Business Day, then the next Business Day.

         *"Principal Charge-off" means with respect to any Determination Date, the amount of principal loss on the mortgage loans which are allocated the Notes, [the Redraw Notes or the principal outstanding on the Redraw Facility.]

         *"Principal Paying Agent" means [ ], the person specified as such in the Agency Agreement for that Trust.

         *"Redraw Facility" means the facility provided in respect of the Trust by the Redraw Facility Provider under the Redraw Facility Agreement.

         *"Redraw Facility Agreement" means the agreement with those words and the name of the Trust in its title and entered into between the Issuer Trustee, the Trust Manager and the Redraw Facility Provider for the Trust.

         *"Redraw Facility Provider" means [ ], the person acting as such under the Redraw Facility Agreement for the Trust.

         *"Redraw Noteholder" means the holder of a Redraw Note.

         *"Redraw Notes" means a note issued on the terms and conditions contained in Section [ ] of the Supplemental Deed to repay the Seller for Redraws advanced with respect to a mortgage loan.

         *"Redraw Shortfall" means, in relation to a Determination Date, the amount (if any) by which principal collections for the Collection Period just ended are insufficient to meet in full the Redraws made by the Seller during that Collection Period which are repayable to the Seller pursuant to the Supplemental Deed.

         *"Registration Statement" means the Registrant's Form S-3 Shelf Registration Statement No. [ ] with respect to the registered offering of mortgage backed notes.

         *"Required Credit Rating" means, in respect of Authorized Investments with a maturity of at least 12 months, "AAA" (or equivalent) by each of the applicable rating agencies.

         "Residual Capital Unitholder" means the residual capital beneficiary of the Trust.

         "Residual Income Unitholder" means the residual income beneficiary of the Trust.

         *"S&P" means Standard & Poor's Ratings Group.

         "Security Trustee" means [ ] or any other person acting as security trustee under the Master Security Trust Deed.

         "Servicer's Collections" means any amount in the nature of a fee, charge or expense (however described) and as determined by the Servicer and notified to the Issuer Trustee in respect of a purchased mortgaged loan and whether payable by the borrower during the life of, or any repayment, or repayment of, that purchased mortgage loan.

         *"Stated Amount" for a Note [or a Redraw Note] means:

              (a) the Invested Amount of that Note [or Redraw Note] on that Determination Date; less

              (b) the amount of any Principal Charge-off to be allocated to that Note [or Redraw Note] on that Determination Date which will not be reimbursed on the immediately following Payment Date, less

              (c) (without double counting any Principal Charge-offs) any Carryover Principal Charge-offs in respect of that Note [or Redraw Note] that have not been reimbursed on or before the immediately following Payment Date.

         "Supplemental Deed" means the deed executed or proposed to be executed (as the case may be) by the Issuer Trustee, the Trust Manager and others which, amongst other things, specifies provisions which are to apply in respect of the Trust in addition to those contained in the Master Trust Deed or, replacing or deleting provisions of the Master Trust Deed in respect of the Trust.

         *"Support Facility" means, any respect of the Trust:

              (a) any security, support, right or benefit in support of or in substitution for an asset, or the income or benefit arising from them, or for the financial management or credit enhancement of the assets and liabilities of the Trust;

              (b)  any Redraw Facility;

              (c)  any Liquidity Facility;

              (d) any other facility specified as a "support facility" in the Supplemental Deed for the Trust; and

              (e)  any mortgage insurance policy.

         "Support Facility Provider" means any person who provides a Support Facility.

         *"Total Available Income" means on a Determination Date, the amount calculated in accordance with clause [ ] of the Supplemental Deed on that Determination Date.

         *"Total Invested Amount" means the aggregate A$ equivalent of the Invested Amount of the relevant Notes at the date of determination.

         *"Trust" means HomeSide Mortgage Securities Trust 200[ ]-[ ].

                                                                  Appendix S-I

                      Mortgage Loan Pool Characteristics

         The information contained in this Appendix S-I forms an integral part of this prospectus supplement and sets forth statistical information regarding the mortgage loan pool determined as of the Cut-off Date. The column "No. of Accounts" in the tables below refers to the number of mortgage loans in that classification. The column "Total Security Valuations" represents the latest recorded valuation on the Servicer's servicing system of the underlying mortgaged properties.

                                         Mortgage Loan Pool Characteristics
                                               Year of Origination

                            No. of     Total Security    Total Loan        Weighted      Average Loan     % by Loan
  Year of Origination      Accounts    Valuations (A$)  Balance (A$)   Average LTV (%)   Balance (A$)      Balance
---------------------      --------    ---------------  ------------   ---------------   -------------    ---------







   Total.............      ========    ===============  ============   ===============   =============    =========


                                             Pool Profile by Geographic Distribution


                            No. of      Total Security    Total Loan       Weighted      Average Loan     % by Loan
         Region            Accounts    Valuations (A$)   Balance (A$)  Average LTV (%)   Balance (A$)      Balance
---------------------      --------    ---------------  ------------   ---------------   -------------    ---------







   Total.............      ========    ===============  ============   ===============   =============    =========


                                              Pool Profile by Balance Outstanding


  Current Loan Balance      No. of      Total Security    Total Loan       Weighted       Average Loan    % by Loan
          (A$)             Accounts    Valuations (A$)   Balance (A$)  Average LTV (%)    Balance (A$)     Balance
---------------------      --------    ---------------  ------------   ---------------   -------------    ---------








   Total.............      ========    ===============  ============   ===============   =============    =========


                                              Pool Profile by Loan to Value Ratio (LTV)


                            No. of      Total Security    Total Loan       Weighted      Average Loan     % by Loan
    Current LTV (%)        Accounts    Valuations (A$)   Balance (A$)  Average LTV (%)   Balance (A$)      Balance
---------------------      --------    ---------------  ------------   ---------------   -------------    ---------







   Total.............      ========    ===============  ============   ===============   =============    =========


                                                 Pool Profile by Year of Maturity


                            No. of      Total Security    Total Loan       Weighted      Average Loan     % by Loan
  Year of Origination      Accounts    Valuations (A$)   Balance (A$)  Average LTV (%)   Balance (A$)      Balance
---------------------      --------    ---------------  ------------   ---------------   -------------    ---------








   Total.............      ========    ===============  ============   ===============   =============    =========




                                                  Pool Profile by Loan Purpose

                            No. of      Total Security    Total Loan       Weighted      Average Loan     % by Loan
      Loan Purpose         Accounts    Valuations (A$)   Balance (A$)  Average LTV (%)   Balance (A$)      Balance
---------------------      --------    ---------------  ------------   ---------------   -------------    ---------








   Total.............      ========    ===============  ============   ===============   =============    =========


                                                  Pool Profile by Amortization

                                                                         Weighted
                            No. of      Total Security    Total Loan    Average LTV   Average Loan     % by Loan
      Payment Type         Accounts    Valuations (A$)   Balance (A$)       (%)       Balance (A$)      Balance
---------------------      --------    ---------------  ------------   ---------------   -------------    ---------








   Total.............      ========    ===============  ============   ===============   =============    =========


                                                Mortgage Insurer Distribution

                                                                         Weighted
                            No. of      Total Security    Total Loan    Average LTV   Average Loan     % by Loan
    Mortgage Insurer       Accounts    Valuations (A$)   Balance (A$)       (%)       Balance (A$)      Balance
---------------------      --------    ---------------  ------------   ---------------   -------------    ---------








   Total.............      ========    ===============  ============   ===============   =============    =========




                                                  Pool Profile by Product

                                                                         Weighted
                            No. of      Total Security    Total Loan    Average LTV   Average Loan     % by Loan
       Loan Type           Accounts    Valuations (A$)   Balance (A$)       (%)       Balance (A$)      Balance
---------------------      --------    ---------------  ------------   ---------------   -------------    ---------








   Total.............      ========    ===============  ============   ===============   =============    =========

--------------
*    The term "fixed rate" mortgage loans as used in this prospectus supplement does not have the same meaning as in U.S. mortgage securitizations, i.e., loans with a fixed interest rate for the life of the mortgage loan. Rather, the fixed rate mortgage loans in the Seller's portfolio have a fixed rate that is set for a shorter time period
     (generally not more than 10 years) than the life of the loan (generally
     25 years) which then converts to a variable rate or can be refixed for a further period, again generally not more than 10 years.


                                            Distribution by Current Interest Rates

                                                                         Weighted
                            No. of      Total Security    Total Loan    Average LTV      Average Loan     % by Loan
    Current Rate (%)       Accounts    Valuations (A$)   Balance (A$)       (%)           Balance (A$)      Balance
---------------------      --------    ---------------  ------------   ---------------   -------------    ---------








   Total.............      ========    ===============  ============   ===============   =============    =========

                                                                 Appendix S-II

[Terms and Conditions of the Offered Notes]*

         The information contained in this Appendix S-II forms an integral part of this prospectus supplement.

         The following, subject to amendments, are the terms and conditions of the Offered Notes, substantially as they will actually appear on the reverse of any Class of Offered Notes. The material terms and conditions of the Offered Notes have also been described under "Description of the Offered Notes" in this prospectus supplement. Offered Notes will initially be issued in book-entry form. Offered Notes in definitive form will only be issued in limited circumstances. While the Offered Notes remain in book-entry form, the same terms and conditions govern them, except to the extent that they are appropriate only to the Offered Notes in definitive form. A summary of the provisions applicable to the Offered Notes while in book entry form, including the circumstances in which Offered Notes in definitive form will be issued, is set out in "Description of the Offered Notes" in this prospectus supplement.

         Sections in italics are included by way of explanation only and do not constitute part of the terms and conditions of the Offered Notes.

         [insert terms and conditions for a particular series of Offered Notes]

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state or other jurisdiction where the offer or sale is not permitted.



                     Subject to Completion, June 29, 2001
PROSPECTUS


                       HomeSide Global MBS Manager, Inc.
                                 Trust Manager

                            Mortgaged Backed Notes
                     Issuable in series by separate trusts

                               ------------------


Each series of notes:                                          Each trust:

o    will consist of one or more classes of mortgage           o     will own a pool of mortgage loans secured by
     backed notes secured by the assets of a trust;                  mortgages on residential properties located in Australia; and

o    will receive principal and interest only from             o     may have rights to various forms of credit
     payments collected on the assets of the related                 enhancement described in this prospectus.
     trust;

o will not be insured or guaranteed by any government agency or instrumentality and will be obligations of the issuer trustee only in its capacity as trustee of the related trust; and

o except for certain privately offered classes, will be offered for sale pursuant to a prospectus supplement.

                               ------------------


         The Attorney General of the State of New York has not passed on or endorsed the merits of this offering. Any representation to the contrary is unlawful.

         Neither the Securities and Exchange Commission nor any state securities commission has approved these securities or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                 The date of this prospectus is June __, 2001.

        Important Notice About Information Presented in this Prospectus

         We describe the notes in two separate parts: (1) the prospectus supplement, which describes the specific terms of your series of notes and (2) this prospectus, which provides general information regarding the HomeSide Securitization Program, some of which, in limited instances, may not apply to the trust which has issued your series of notes as described in the prospectus supplement.

         Neither the prospectus supplement nor this prospectus contains all of the information included in the registration statement. The registration statement also includes copies of the various agreements referred to in this prospectus. You may obtain copies of these documents for review. See "Where You Can Find More Information" in this prospectus. In addition, all documents subsequently filed by or on behalf of a trust referred to in the accompanying prospectus supplement with the SEC pursuant to the Exchange Act after the date of this prospectus and prior to the termination of any offering of the notes issued by that trust will be deemed to be incorporated by reference in this prospectus and to be part of this prospectus from the date of the filing of the documents. See "Incorporation of Certain Documents by Reference" in this prospectus.

         The prospectus supplement will include, among other things, the following information regarding your series of notes:

o the specified currency, principal amount, interest rate, authorized denominations and maturity date of each class of notes of that series offered under this prospectus;

o the method for calculating the amount of interest and principal to be paid to each class of notes offered under this prospectus, and the timing and order of priority of such interest and principal payments for each class of notes of that series;

o information concerning the pool of mortgage loans and other assets of the trust;

o information regarding the risk factors relating to the notes of that series offered under this prospectus;

o information regarding the various forms of credit enhancement, if any, relating to one or more classes of notes of that series offered under this prospectus; and

o the particulars of the plan of distribution for each class of notes of that series offered under this prospectus.

         We include cross-references in this prospectus to captions where further related discussions appear. The Table of Contents for the prospectus supplement and the Table of Contents for this prospectus provide the pages on which these captions are located. You can find definitions of the capitalized terms used in this prospectus under the caption "Glossary" at the end of this prospectus.

         In this prospectus, unless stated to the contrary, "$" or "US$" means United States dollars and "A$" means Australian dollars.

                               ------------------

                        HomeSide Securitization Program

         The HomeSide Securitization Program (the "Program") was established by HomeSide Global MBS Manager, Inc. (the "Trust Manager") to execute securitizations from time to time of registered first and second ranking mortgage loans secured by one- to four-family owner-occupied and non-owner occupied residential properties located in the Commonwealth of Australia and either originated or acquired by the National Australia Bank Limited (the indirect parent of the Trust Manager.

         Each securitization will involve the creation of a separate trust by the Trust Manager and the deposit therewith of the related mortgage loans by National Australia Bank Limited. Each trust will be separate and distinct from any other trust under the Program, and the assets of each trust will not be available to meet the liabilities of any other trust.

                        National Australia Bank Limited

         Together with its subsidiaries, National Australia Bank Limited (collectively, the "National") is an international financial services group providing a comprehensive and integrated range of financial products and services.

         The National currently files periodic reports with the SEC pursuant to the Exchange Act. The National will provide without charge to each person to whom this prospectus is delivered, on the request of any such person, a copy of its most recent Annual Report on Form 20-F on file with the SEC. Written requests should be directed to: National Australia Bank Limited, Level 24, 500 Bourke Street, Melbourne, Victoria, 3000.

         The Australian banking activities of the National come under the regulatory supervision of the Australian Prudential Regulation Authority.

         All the mortgage loans to be included in the assets of a trust under the Program will have been either originated or acquired by the National (in this capacity we refer to the National as the "Seller").

                               The Trust Manager

         The Trust Manager was incorporated in June 2000 in the State of Delaware and is a wholly owned indirect subsidiary of the National. The Trust Manager has the power to appoint a third party (including an affiliate of the Trust Manager) to perform certain of the functions imposed on the Trust Manager under the Master Trust Deed and the relevant supplemental deed. The Trust Manager will remain liable for the performance of all of the management obligations notwithstanding any such appointment.

                              The Issuer Trustee

         The prospectus supplement for a trust and particular series of notes will identify the entity that will serve as issuer trustee in respect of that trust and series of notes. The issuer trustee with respect to each series of notes will act as trustee of the related trust and, in such capacity, as issuer of the notes for such series under the terms set forth in the Master Trust Deed and the relevant supplemental deed. See "Powers, Duties and Liabilities under the Transaction Documents -- The Issuer Trustee" in this prospectus.

                             The Security Trustee

         The prospectus supplement for a trust and particular series of notes will identify the entity that will serve as security trustee in respect of that trust and series of notes. The security trustee with respect to each series of notes will be responsible for monitoring the security in the mortgage loans and other related assets of a trust for the benefit of noteholders and other Secured Creditors of the trust on the terms set out in the Master Security Trust Deed and the related deed of charge covering trust assets of that trust. See "Powers, Duties and Liabilities under the Transaction Documents -- the Security Trustee" in this prospectus.

                               The Note Trustee

         The prospectus supplement for a trust and particular series of notes will identify the entity that will serve as note trustee in respect of that trust and those classes of notes of that series which are offered under this prospectus and the related prospectus supplement. The note trustee with respect to a series of notes will perform the duties largely comparable to those of an indenture trustee in U.S. debt offerings, including representations of the noteholders in enforcement of judiciary proceedings relating to the notes and the underlying security. See "Powers, Duties and Liabilities under the Transaction Documents -- The Note Trustee" in this prospectus.

                                 The Servicer

         The National, through its division HomeSide (in this capacity, we refer to the National as the "Servicer") will act as Servicer of the mortgage loans. The Servicer will be responsible for the servicing and administration of the mortgage loans as described herein and in the prospectus supplement for a trust and a related series of notes. The Servicer or any successor servicer may contract with sub-servicers or third parties, to perform all or a portion of the servicing functions on behalf of the Servicer. See "Description of Transaction Documents--The "Servicing Agreement" in this prospectus.

                                  The Trusts

Establishing the Trusts

         Each trust established under the Program will be a common law trust. The general terms of each trust established under the Program will be as set out in the Master Trust Deed and the specific terms will be provided by a supplemental deed relating to that trust. Each trust will be separate and distinct from every other trust established under the Program and the assets of each trust will not be available to meet the liabilities of any other trust. The prospectus supplement for a series of notes will include a detailed description of the supplemental deed pursuant to which the notes of a particular series will be issued.

         Each supplemental deed relating to a trust and a series of notes will, among other things:

         o    name the trust;

         o    specify the terms of the notes;

         o establish the cash flow allocation for payment of the noteholders and other Secured Creditors of the trust;

         o establish the procedures for winding up of the trust and realizing on its assets;

         o    establish the entitlement of the beneficiaries of the trust; and

         o establish the compensation of the issuer trustee, the Servicer and the Trust Manager.


                           The Assets of the Trusts

Assets of the Trusts

         The particular assets of a trust will be described in detail in the prospectus supplement for a series of notes. Generally, under the Program, the assets of a trust may include any or all of the following:

         o a pool of mortgage loans, mortgages and relevant collateral securities including:

              o principal payments paid or payable on the mortgage loans at any time after the applicable cut-off date;

              o interest and fee payments paid or payable on the mortgage loans from the applicable cut-off date;

              o rights under any lenders' mortgage insurance policies relating to the mortgage loans;

              o amounts on deposit in the accounts established in connection with the creation of the trust and the issuance of the related series of notes, including the related collections account, and any authorized investments in which these amounts are invested;

              o the issuer trustee's rights under the Transaction Documents for that trust; and

              o    rights under any form of applicable credit enhancement.

The actual mortgage loans to be included in a trust will be described in detail in Appendix S-I to the prospectus supplement for a particular series of notes.

         The notes of a particular series will be obligations of the issuer trustee only in its capacity as trustee of the related trust and in no other capacity. The assets of a trust will serve as collateral only for that series of notes and any other obligations of the issuer trustee owed to Secured Creditors of that trust. Holders of a series of notes may only proceed against the collateral securing that series of notes in the case of a default on that series of notes and may not proceed against any assets of the National, the Trust Manager, the issuer trustee or any of their affiliates or the assets of any other trust.

The Mortgage Assets

         The National will either originate the mortgage loans that underlie a series of notes in the ordinary course of its business or acquire those mortgage loans from other lending institutions or third party originators. Each mortgage loan originated by the National will be one of the types of products described herein at "The Seller's Residential Loan Program" unless a different type of mortgage loan product is made available to a trust for inclusion in trust assets as described in the prospectus supplement for a particular series of notes. Each mortgage loan originated by the National may have some or all of the features and options described herein and such additional features and options described in the prospectus supplement for a particular series of notes.

         The National may acquire mortgage loans that underlie a series of notes by purchasing mortgage loans originated or otherwise acquired by approved correspondents or loan brokers or other approved third parties. In addition, through merger or other combination, the National may acquire the mortgage loan portfolio of a lending institution or other third party originator, which mortgage loans may subsequently be conveyed to a trust to serve as the collateral underlying a series of notes. In such cases, the National may not perform any underwriting functions prior to its acquisition of the mortgage loans, instead relying on the representations and warranties of such third party originators or on post-purchase reviews of material loan documents and samplings of the loans for compliance with applicable underwriting standards.

         The prospectus supplement for a particular series of notes will provide specific information with respect to the mortgage loans that are assets of the related trust as of the related cut-off date including, among other things, and to the extent relevant:

         o the aggregate outstanding principal balance of the mortgage loans included in the assets of the related trust;

         o the percentage by outstanding principal balance as of the cut-off date of mortgage loans that are secured by either (1) first ranking or (2) second ranking mortgages on the related mortgaged property;

         o the range and average outstanding principal balance of the mortgage loans;

         o the range and weighted average interest rate on the mortgage loans, and, in the case of variable rate loans, the range and weighted average of the current interest rates, if any;

         o the percentage by outstanding principal balance as of the cut-off date of mortgage loans that accrue interest at variable or fixed interest rates;

         o the weighted average original and remaining term-to-stated maturity of the mortgage loans;

         o    the year of origination of the mortgage loans;

         o the range and weighted average of loan-to-value ratios for the mortgage loans; and

         o the geographic distribution of any mortgaged properties securing the mortgage loans.

         If information of the type described above respecting the mortgage loans is not known to the Trust Manager at the time the notes are initially offered, approximate or more general information of the nature described above will be provided in the prospectus supplement and any additional information will be set forth in a Current Report on Form 8-K to be made available to noteholders on the date of issuance of the related series of notes and to be filed with the SEC within 15 days after the initial issuance of such series of notes.

                 Transfer and Assignment of the Mortgage Loans

         On the closing date for a trust, the Seller will equitably assign the mortgage loans and related rights to the issuer trustee. After that equitable assignment, the issuer trustee will be entitled to receive collections on the mortgage loans. If a Title Perfection Event occurs, the issuer trustee must use the irrevocable power of attorney granted by the Seller to take the actions necessary to protect the issuer trustee's interest in, and title to the mortgage loans. The Trust Manager, the Servicer and the Seller will agree to assist the issuer trustee in taking any of those actions.

Representations, Warranties and Eligibility Criteria

         The Seller and/or some other third party originator of the mortgage loans will make representations and warranties to the Issuer Trustee with respect to the mortgage loans equitably assigned by it. All material representations and warranties to be made by the Seller or such other third party originator with respect to the mortgage loans are described below and any additional representations and warranties significant to a particular trust will be set forth in the related prospectus supplement.

         The issuer trustee will have no obligation to investigate or make any inquiries on behalf of a trust or its noteholders regarding the accuracy of such representations and warranties made with respect to a particular pool of mortgage loans acquired by the trust. The issuer trustee is entitled to rely entirely upon such representations and warranties, unless an officer involved in the administration of the trust has actual notice to the contrary.

The Seller's Representations

         Unless otherwise specified in the prospectus supplement for a series of notes, the Seller will represent and warrant to the issuer trustee on behalf of a trust with respect to those mortgage loans originated or acquired by the Seller, among other things, that:

         As of the closing date of the applicable trust:

         o it is the sole legal and beneficial owner of each mortgage loan, free and clear of any security interest;

         o at the time each mortgage loan and mortgage document was entered into, it complied in all material respects with all applicable laws; and

         o each mortgage loan satisfies the following "eligibility criteria":

              o it is due from a Qualifying Debtor, i.e., a borrower who is not dead, bankrupt, insane or the subject of an Insolvency Event;

              o    it is repayable in Australian dollars;

              o the term of the related mortgage loan does not exceed 30 years;

              o it is freely capable of being dealt with by the Seller as contemplated by any any Sale Agreement and any Offer to Sell;

              o each related mortgage loan is secured by a mortgage over land which is either: a first or, if applicable, a second ranking mortgage;

              o the land subject to a mortgage has erected on it a residential dwelling which is not under construction;

              o no mortgage loan is 31 days or more delinquent as of the relevant cut-off date;

              o no mortgage loan was made to an employee of the Seller or its affiliates with a concessional rate of interest;

              o each mortgage loan is fully drawn (other than the extent to which redraws are available to the borrower under that loan) at the cut-off date;

              o it is scheduled to mature at least 1 year prior to the final maturity date of the notes; and

         o together with the related mortgage, it has been or will be duly stamped; and

         o it is lawfully entitled to assign the mortgage loan according to the terms of the Initial Offer to Sell.

Breach of Representations and Warranties

         In the event that the Seller has acquired the mortgage loans which underlie a series of notes from a third party originator, if specified in the related prospectus supplement, the Seller may, in lieu of making the representations described in the preceding paragraph, cause the entity from which the Seller acquired such mortgage loans to make such representations (other than those regarding the Seller's title to the mortgage loans, which will in all events be made by the Seller) in the purchase agreement pursuant to which such mortgage loans are acquired. In such event, such representations, and the rights against such entity in the event of a breach thereof, will be assigned by the Seller to issuer trustee for benefit of the holders of the notes of such series.

         If provided in the prospectus supplement, there may also be limited circumstances where a mortgage loan satisfies the eligibility criteria described above as of the closing date (and, accordingly, there is no initial breach of a representation or warranty by the Seller), but as a result of a subsequent modification agreement entered into between the Seller and the borrower, such mortgage loan no longer satisfies such eligibility criteria. If specified in the prospectus supplement, the Seller will have the option, but not the obligation, to repurchase or substitute the ineligible mortgage loan on the same basis as described above if the modification results in a breach of a representation or warranty given by the Seller.

         If the Seller or the issuer trustee becomes aware during the 120 day period after the closing date (the "Prescribed Period") that a representation or warranty made by the Seller relating to any mortgage loan or mortgage is materially incorrect, it must notify the other parties and the rating agencies within 5 business days of becoming aware. If the Seller gives or receives this notice no later than 5 business days prior to the 120th day after the closing date for the related trust and if the breach is not waived or remedied to the satisfaction of the issuer trustee within that period of 5 business days or any longer period that the issuer trustee permits, then without any action being required by either party, the Seller shall (1) either repurchase the affected mortgage loan and mortgage from the issuer trustee for an amount generally equal to its unpaid principal balance at the date of repurchase plus any unpaid accrued interest thereon or (2) remove the affected mortgage loan from the trust and substitute one or more other mortgage loans therefor. If a breach of a representation or warranty is discovered and notified to the Seller after the Prescribed Period, the Seller must pay damages for any direct loss as a consequence of the breach not to exceed the outstanding principal balance of the affected mortgage loan. Unless otherwise provided in the Sale Agreement, the above remedies will constitute the sole remedies available to the issuer trustee on behalf of the noteholders of any trust for any such breach.

         If so specified in the prospectus supplement relating to a trust and series of notes, where the Seller has acquired the related mortgage loans from a third party originator, in lieu of agreeing to repurchase the mortgage loans as described above, the Seller may obtain an agreement from the entity which sold the mortgage loans to repurchase the affected mortgage loans, which agreement will be assigned to the issuer trustee for the benefit of the trust and the noteholders of such series. In such event, unless otherwise stated in the related prospectus supplement, the Seller will have no obligation to repurchase or substitute mortgage loans, or pay damages with respect to any direct loss to the trust if such entity defaults in its obligations to do so.

         If one or more mortgage loans is substituted for another mortgage loan within the Prescribed Period as described above, the new mortgage loan or loans will, unless otherwise stated in the prospectus supplement:

         o have a combined principal balance (together with any other new mortgage loan so substituted) as of the first payment date following the month of substitution, after deduction of all Scheduled Payments due in the month of substitution, not in excess of the removed mortgage loan (the amount of any shortfall to be deposited by the Seller in the Collections Account);

         o have an interest rate not less than, and not more than 2% greater than, that of the removed mortgage loan;

         o have a remaining term to stated maturity not later than (and not more than two years less than) that of the removed loan; and

         o in the reasonable determination of the Seller, be of the same type, quality and character as the removed mortgage loan (as if the breach giving rise to substitution had not occurred) and be, as of the substitution date, in compliance with the representations and warranties contained in the Sale Agreement.

                     The Seller's Residential Loan Program

Australian Residential Mortgage Loans Generally

         Australia has a highly competitive market for residential mortgage loans with a diversity of lenders. The largest lenders are banks, with smaller market shares held by mortgage managers, building societies and other lenders.

         Many lenders offer a diversity of product types. Most common are loans with a variable interest rate set either at the discretion of the lender or by reference to a market benchmark. Fixed interest rate loans are also available. These are not amortizing loans that have a fixed interest rate for the life of the loan. Some fixed rate loans amortize over a 25- or 30-year life, but have a fixed rate that is set for a shorter period (generally not more than 10 years) and then may either reset for a further period each time the fixed rate period expires or reset to a variable interest rate. Fixed rate interest only loans are also offered, generally with a term of not more than 10 years.

         Many variable rate loans offer the borrower a variety of features, including the ability to redraw prepaid funds, and the ability to switch to and from a fixed interest rate from time to time. In many instances the interest rate is fixed at an introductory or "honeymoon" rate for an initial period (often 1 year) and then reverts to the current variable rate.

         Under most loans, the lender has full recourse to the borrower, and has a claim against the borrower as an unsecured creditor if the proceeds of sale of the property do not cover the full amount owing in respect of the loan. Lenders make extensive use of mortgage insurance for loans with high loan to value ratios.

The Mortgage Loans

         The Seller's residential loan products have a wide variety of payment characteristics and are within the broad classification of one- to four-family mortgage loans. The loans will have various maturities, interest rates, and amortization schedules, among other characteristics, and will be described in detail with respect to a particular mortgage pool and series of notes in the related prospectus supplement.

         Except as otherwise indicated in the prospectus supplement for a particular series of notes, all the mortgage loans that are securitized under the Program will be secured by registered first or second ranking mortgages on one- to four-family owner- occupied or non-owner occupied residential properties located in the Commonwealth of Australia. The mortgaged properties may consist of detached individual units, condominiums, townhouses, row houses, duplexes and other attached dwelling units. If specified in the related prospectus supplement for a series of notes, the mortgage loans may be secured by mortgages creating a lien on a borrower's leasehold interest in real property. See "Legal Aspects of the Mortgage Loans" in this prospectus.

         Mortgage loans originated by the Seller may bear interest at (1) a rate per annum that is subject to periodic adjustment, as frequently as daily, as announced by the Seller from time to time; (2) a fixed rate per annum for a specified interval (generally 1, 2, 3, 4, 5 or ten years) which then resets to new fixed rates for successive intervals; or (3) an initial fixed rate per annum which, after a specified period, may convert to a rate described in (1) above.

         As described below, the Scheduled Payment due on certain mortgage loans is calculated at origination for the first year of the loan and is generally subject to annual adjustment thereafter. As a result, since the rate at which interest accrues may vary more frequently than adjustments to the scheduled payment, the amount of interest accrued on a loan may exceed the required scheduled payment. The resulting shortfall will be added to the outstanding principal balance of the loan, thus causing the loan to experience negative amortization. There is no limit to the extent to which a loan can negatively amortize; however, the annual adjustments to the scheduled payments of the mortgage loan will have the effect of reducing the interest shortfall caused by negative amortization. As a result of negative amortization, the final payment of any mortgage loan may be significantly larger than its previous Scheduled Payments.

         Scheduled payments may be calculated on a level debt service basis to fully amortize the loan over its term or may be calculated on the basis of an amortization schedule that is longer (or shorter) than the loan term. To the extent an amortization schedule for a loan exceeds the loan's actual term, the borrower may be required to make a "balloon" payment at maturity (which may be significantly larger than a borrower's Scheduled Payments). Under the payment terms of certain loans ("interest-only loans") no principal is due until the maturity of the loan.

         Proceeds of the mortgage loans may be used by borrowers to acquire the related mortgaged property or may be used to refinance existing mortgage loans. Certain mortgage loans may have been the subject of refinancing for the purpose of removing equity. See "--Features and Options; Loan Types" below. Prepayments of principal may be subject to a prepayment fee (which may be fixed or which may decline over time). Certain loans may have due on sale clauses. Others may be assumable by persons meeting the Seller's then applicable criteria.

         In certain significant respects, the mortgage loans differ from mortgage loans offered by other lenders in other jurisdictions. Some of the principal differences are:

         o Variable Rate Loans: The Seller's variable rate loans are not tied to an objective index (e.g., LIBOR), but rather are determined from time to time by the Seller in its own judgment.

         o Redraws: As described below under "--Redraw Mortgage Loans", borrowers under certain mortgage loans are able to "Redraw" (or request additional advances) on their mortgage loans.

         o Fixed Mortgage Rates: The Seller does not originate "fixed rate" principal and interest loans in the traditional sense (i.e., mortgage loans that are issued with a single, specified rate for the term of the loan). Instead, as described above, the Seller originates loans that bear a fixed rate of interest for a specified period, but which may then reset for successive periods. Therefore, the interest rate for a "fixed" rate loan may decline or increase over time.

         o Scheduled Payments: Required weekly, bi-weekly or monthly scheduled payments of principal and/or interest (collectively, "Scheduled Payments") on certain mortgage loans are not calculated on a level payment basis giving effect to the loan's interest rate and term, but rather are calculated on the basis of a "Reference Rate" described below under "--Features and Options; Loan Types." In certain cases, the Scheduled Payments are subject to increase on an annual basis in connection with the borrower's yearly mortgage review.

Origination

         The Seller originates Australian residential mortgage loans in two ways:

         o    through its retail network; and

         o    through approved mortgage brokers.

         The following discussion summarizes the underwriting standards applicable to the mortgage loans and describes certain key features and characteristics of the loans. These standards, features and characteristics are under regular review and may change from time to time as a result of business, legislative or regulatory changes. Any significant changes in the underwriting process and standards or in the mortgage loan characteristics applicable to the mortgage loan collateral underlying a particular series of notes will be disclosed in the related prospectus supplement.

         Where circumstances warrant, giving overall consideration of the strength of the application, a mortgage loan may be made with high level approval where certain elements are outside the Seller's normal underwriting criteria.

Underwriting Process

Mortgage Loans Originated Through the National's Retail Network in Australia

         Mortgage loans produced through the National's retail network are considered for origination on the basis of a rate internally calculated by the National designed to determine an applicant's capacity to repay a loan. The rate is set at a value that best estimates an average interest rate applicable to mortgage loans in the foreseeable future. Such rate, however, bears no relationship to the actual interest rate charged on the mortgage loan. Regardless of the determined rate, applicants must demonstrate the capacity to repay the mortgage loan and satisfy all other commitments including general living expenses. Scheduled Payments are calculated on the basis of the current interest rate. As a general rule, but which is subject to change from time to time, the Scheduled Payments (annualised) may not exceed 25% of the applicant's gross monthly income, although higher payments may be allowed for higher quality and low risk applicants. Reliance is not placed on irregular income (such as over-time or higher duties) to meet fixed commitments.

         Mortgage loan proceeds may only be applied for owner occupied, investment or personal purposes, and for the purchase, construction or renovation of a residential or investment property. Construction loans are not securitized until construction is completed. Personal debts may be consolidated into a mortgage loan provided that a first registered mortgage is held over the borrower's principal residence. Providing a sound history is held with another financial institution, the National will consider refinancing debts.

         The minimum loan amount available is ten thousand dollars (A$10,000). There is no maximum amount (subject to security and capacity to repay). For mortgage loans, the National lends to a maximum of 95% of the market value of the property. Lender's mortgage insurance is mandatory for all loans where the loan-to-value ratio exceeds 80%. The insurance provides 100% coverage against loss on the entire loan. The minimum term for a mortgage loan is 1 year. The maximum term is 25 years.

         The National determines the market value of the property provided as security by reference to the current realizable value of the property on a normal sale basis (where both the buyer and Seller would be willing and legitimate participants).

         An appraisal is not considered mandatory:

         o when the value of the property is confirmed by sighting a contract of sale no more than 5 years old; and

         o    when the loan-to-value ratio is less than 80%; and

         o where the property is in the State of New South Wales and the total borrowings do not exceed four hundred thousand dollars (A$400,000); or

         o if the property is not in the State of New South Wales and the total borrowings do not exceed three hundred thousand dollars (A$300,000).

         When required, appraisals are generally undertaken by certain staff of the National.

         If any doubt exists as to the market value of a property a physical inspection is to be completed by the National. For Building in the Course of Erection ("BICOE") loans, a final internal inspection is mandatory.

Mortgage Loans Originated Through Approved Brokers

         The National, trading as HomeSide Lending ("HomeSide Lending"), also originates mortgage loans through approved mortgage brokers. In underwriting the mortgage loans, HomeSide Lending utilizes an internally calculated rate in the same manner as the National described above. Again, the rate is set at a value that best estimates an average interest rate applicable to mortgage loans in the foreseeable future and bears no relationship to the actual interest rate charged on the mortgage loan. As a general rule, but subject to change from time to time, the Scheduled Payments (annualized) may not exceed 25% of the applicant's gross monthly income, although higher payments may be allowed for higher quality and low risk applicants. Reliance is not placed on irregular income (such as over-time or higher duties) to meet fixed commitments.

         Mortgage loan proceeds may only be applied for owner occupied or investment purposes. A mortgage loan may be approved for the purchase, construction or renovation of a residential or investment property. Personal debts may be consolidated into a mortgage loan provided that a first registered mortgage is held over the borrower's principal residence. Providing a sound history (minimum 6 months) is held with another financial institution, HomeSide Lending is willing to look at refinancing debts. Any Redraw provided in respect of such a mortgage loan may, however, be used for business or other purposes.

         For mortgage loans, HomeSide Lending lends to a maximum of 95% of the market value of the property. Lender's mortgage insurance is obtained for all loans where the loan to valuation exceeds 80%. The insurance provides 100% coverage against loss on the entire loan. The minimum term for a mortgage loan is 1 year. The maximum term for a mortgage loan is 25 years.

         HomeSide Lending takes a first registered mortgage over suitable residential property as security for its mortgage loans.

         HomeSide Lending determines the market value of property provided as security by reference to the current realizable value of the property on a normal sale basis (where both the buyer and Seller would be willing and legitimate participants).

         An appraisal is not considered mandatory:

         o when the value of the property is confirmed by sighting a contract of sale nor more than 5 years old; and

         o    when the loan-to-value ratio is less than 80%; and

         o where the property is in the State of New South Wales and the total borrowings do not exceed four hundred thousand dollars (A$400,000); or

         o if the property is not in the State of New South Wales and the total borrowings do not exceed three hundred thousand dollars (A$300,000).

         When required, appraisals are generally undertaken by qualified appraisers or certain staff of the National.

         In addition, if any doubt exists as to the market value of a property a physical inspection is to be completed by HomeSide Lending.

Credit and Lending Procedures

         The following is a summary description of the credit and lending procedures adopted by the National and HomeSide Lending.

         A bank officer is the intermediary for a National home loan customer at all times until the loan is underwritten. The bank officer initially reviews with the customer his or her borrowing needs and credit situation and recommends the most appropriate loan product. A program called "NABCalc" is used which calculates the customer's repayment schedule and indicates how much the customer can borrow. An application form is then completed and the information is input into a decision tool called "AutoLOC." HomeSide Lending utilizes the same credit and lending processes adopted by the National, including the use of the decision tool AutoLOC, for those loans originated through the brokers.

         The decision tool AutoLOC assists in the application process by retrieving existing National customers' data and account performance from relevant source systems, then obtaining credit bureau data from the relevant credit reference agency.

         The AutoLOC decision process then utilizes the above and applies business rules, via logic trees, to each of the application's characteristics. Example business rules include a minimum required application score and the application of current business/lending policy. Each application characteristic is allocated a score. These scores are then totaled to arrive at an overall application score.

         The AutoLOC process will then return one of three results: Accept, Decline or Refer. If a decline or refer result is obtained, these applications may be referred to a specialist employee who is afforded sufficient review authority to review and, where appropriate, override the AutoLOC decision.

         All National home loan applications are subject to underwriting criteria guidelines that are used in assessing home loans. The criteria are intended as a guide and are used in determining the suitability of loan applicants. HomeSide Lending utilizes the same lending and assessment processes as the National. Criteria guidelines include:

         o    applicant be a minimum of 18 years of age;

         o legal capacity of the applicant of entering into the loan contract;

         o    employment/eligible income sources;

         o    satisfactory credit checks;

         o    satisfactory savings history/loan repayment history;

         o    sound asset/liability position; and

         o    capacity to repay the loan.

         It is a requirement that an applicant's income be verified by pay slips, recent tax returns or the most recent financial statements for self-employed applicants.

         All bank officers involved in assessing/approving mortgage loans have ready access to the National's lending manuals. Any significant change or review of underwriting policy is updated immediately and communicated to such officers via a credit bulletin. Other changes or amendments are forwarded on a periodic basis.

         If lender's mortgage insurance is required, the bank officer makes all arrangements for lender's mortgage insurance.

         If the loan is declined, the bank officer has the opportunity to have the application reviewed a second time by credit controllers. Credit controllers are experienced lending officers who have been given authority to review and approve applications that may be outside bank policy. If the loan is still declined, the National formally advises the customer in writing.

         If the loan is approved (by either AutoLOC or the credit controllers), the application is then transferred for further processing to one of the National's centralized lending services center. The lending services center is responsible for preparing the appropriate loan documentation, checking that the security is in order, administering settlement, and drawing down of the loans. Once an application is received at the lending services center, a title search is ordered and valuation requested if necessary.

         Loan documentation is then prepared and a copy is forwarded to the customer and a copy to the appropriate bank officers. The contracts are prepared using a system called "Docwiz" which allows the customer's personal and loan details to be entered but prohibits the bank officer from further modifying the contract from terms previously approved by the lending services centre.

         Customers are encouraged to seek independent legal advice in relation to loan documentation prior to closing. Once all documentation is signed, it is returned to the lending services center for preparation of the file for settlement.

         For HomeSide Lending, the regionalized production team is responsible for preparing the appropriate documents, checking that the security is in order, drawing down of the loans, continued loan maintenance and account control. A valuation is requested if necessary. The loan documentation is then prepared and a copy is forwarded to the customer for signing. Once the loan documentation is signed and returned, the regionalized production team instructs an external law firm to conduct a title search (if the production team has not already done so) and to prepare the mortgage documentation.

         After settlement has been effected the loan is drawn down and fees charged. All the loan documentation is then filed in a central file room and the title is sent away for stamping and registration. Once returned from the titles office, it too is filed centrally.

         Home loans may be approved up to 95% of the loan-to-valuation ratio. Lenders mortgage insurance is mandatory for home loans where the loan-to-valuation ratio exceeds 80%. Where the loan-to-valuation ratio exceeds 80% it is mandatory that a physical internal inspection or a valuation of the security be held. An "open" policy has been negotiated with the National's preferred insurer, GE Capital Mortgage Insurance Corporation (Australia) Pty Ltd ("GEMICO"), a subsidiary of GE Capital, which provides the National with the ability to write lenders mortgage insurance to 90% or less without prior approval. The "open' policy agreement, held with GEMICO, is subject to the following conditions:

         o the home loan must be approved by the National's credit scoring system, AutoLOC;

         o    the loan-to-value ratio must be 90% or less;

         o    an appraisal has been completed;

         o    loan amount is less than or equal to A$500,000 for all areas;
              and

         o the security must be a registered mortgage held over a suitable residential property (less than 10 hectares) located in:

              o    a town where the National is represented;

              o    a town with a population of at least 7,500; or

              o    a metropolitan area of a capital city.

         Although GEMICO is the National's preferred insurer, the National will accept the following insurers should a customer insist on using them:

         o    PMI Mortgage Insurers;

         o    Royal & Sun Alliance Insurance Australia Limited; or

         o    CGU Lenders Mortgage Insurance.

         Applications with loan-to-value ratios in excess of 90% are forwarded to GEMICO for approval on a case by case basis.

         The underwriting process and credit and lending guidelines of any third party originator whose mortgage loans constitute a material percentage (by Cut-off Date principal balance) of the assets of a trust underlying a series of notes will be described in the related prospectus supplement.

Features and Options; Loan Types

         Depending on the loan type, Scheduled Payments can consist of either principal and interest or interest only. Interest on the mortgage loans is calculated on a daily "simple" interest basis, and is payable in advance or in arrears. Scheduled Payments on the mortgage loans are made in arrears on a weekly, bi-weekly or monthly basis. Interest may be paid up to annually in advance on interest-only mortgage loans.

         For variable rate loans, prepayments may be made at any time without any prepayment penalty.

         For fixed rate loans, a prepayment penalty is generally charged to the borrower where the full amount of the fixed rate loan is prepaid but may be charged to the borrower in other circumstances.

         Unlike conventional Australian mortgage loans (such as HomeSide Lending's loans), Scheduled Payments for many of the National's variable rate mortgage loans are calculated on the basis of a Reference Rate. The Reference Rate is not the per annum interest rate applicable to the loan, but is a rate designed to produce Scheduled Payments that reflect the borrower's preference and capacity to pay the loan. On each anniversary of the loan, Scheduled Payments are generally increased by the difference between the prevailing loan interest rate and the Reference Rate, provided the loan rate is higher than the Reference Rate. For example, if on the first anniversary of a mortgage loan, its interest rate is 10% per annum and the Reference Rate is 8% per annum, then Scheduled Payments would increase by two percent. Thus, if the initial Scheduled Payment is A$800 per month, then the payment would increase to A$816 per month. If the loan interest rate is equal to or below the Reference Rate, Scheduled Payments do not change. Such Reference Rate is agreed to by the National and the borrower at the time the mortgage loan is entered into and is set at a rate between a minimum (currently 5%) and the prevailing interest rate.

         While interest on the mortgage loan is calculated daily at the prevailing interest rate, the actual Scheduled Payments do not change with changes to interest rates. The only change in required Scheduled Payments is as a result of the annual loan review, which may include a Reference Rate adjustment, or as a result of a Redraw by the borrower or an agreed loan variation. See "--Redraw Mortgage Loans" below.

         With respect to certain mortgage loans, the security pledged to secure the mortgage loan may be changed at the customer's request (without the need to write a new loan or contract). In all cases, the replacement security must be an approved residential home. Any change in security is at the discretion of the National or HomeSide Lending.

         Certain mortgage loans originated by the National and HomeSide Lending provide the borrower with the right to convert the variable rate at which interest accrues to a fixed rate, and visa versa. In certain cases, exercise of such right is conditional on the payment of a fee. In other cases, the right is subject to the National's or HomeSide Lending's approval.

         Loan Trimmer and 100% Offset are product features that enable deposit accounts to be linked to certain National and HomeSide Lending mortgage loan accounts.

         Loan Trimmer provides customers with the means to offset interest normally earned on deposits against the interest payable on certain mortgage loans. No interest is earned on the deposits. Instead, the interest rate that would have otherwise applied to the deposit account is used to reduce the interest rate charged on the mortgage loan.

         100% Offset provides customers with the means to offset the balance of deposit accounts against the balance of certain home loans for interest calculation purposes. Interest is only charged on the amount by which the outstanding principal balance exceeds the balance of the linked deposit account.

Redraw Mortgage Loans

         Certain variable rate mortgage loans ("Redraw Mortgage Loans") provide the borrower with the ability to draw additional amounts ("Redraws") under the loan provided certain criteria are met. In the case of mortgage loans originated by HomeSide Lending, the aggregate amount that may be advanced (or "Redrawn") at any time is limited to the difference between the current outstanding principal balance and the scheduled balance at that time (which, in general terms, will be equal to the amount of principal prepayments previously made by the borrower). With respect to mortgage loans originated by the National, the aggregate amount that may be Redrawn at any time, is limited to the amount by which a "notional balance" specified for such date exceeds the outstanding principal balance. Generally, the notional balance for any date is calculated on the basis of a principal balance schedule that amortizes the loan as if a 10% interest rate applied over the loan term.

         Under each Redraw Mortgage Loan, the Seller has reserved the discretion to cancel its obligation to provide Redraws. If the right is cancelled, the borrower is still entitled to request a Redraw, but the Seller is not obligated to approve the request.

         To the extent described in the prospectus supplement for a particular series of notes, the Seller may be reimbursed by the applicable trust for any Redraws made by the Seller to the applicable borrower. If so specified in prospectus supplement for a particular series of notes, , the trust may finance any such reimbursement by issuing additional notes, bonds or other indebtedness or by other means.

                           Description of the Notes

         The specific terms of a series of notes of a trust will be described in the related prospectus supplement. This summary describes the general provisions which may be applicable to notes issued under the Program. The summary is subject to, and qualified in its entirety by reference to, the provisions of the Transaction Documents for the related trust and, if required by the listing requirements of a foreign securities exchange relating to a particular series of notes, the terms and conditions of such series of notes as set forth in an appendix to the prospectus supplement.

General

         The issuer trustee will issue the notes of a trust on the applicable closing date pursuant to a direction from the Trust Manager to the issuer trustee to issue the notes and the terms of the Transaction Documents. Unless otherwise specified in the prospectus supplement, the laws of the Australian Capital Territory will govern the notes. Two or more classes of notes may be issued in respect of a trust which differ as to features, including the specified currency of payment, timing of issuance, sequential order, priority of payment, interest rate or amount of distributions of principal or interest (or both), or the jurisdictions in which these classes of notes may be offered. Not all classes of notes issued in respect of a trust may be offered under this prospectus, but rather may be offered through one or more non-registered offerings outside the United States or private placements.

Distributions

         Distributions on the notes of a trust will be made on each payment date as specified in the related prospectus supplement for that series. Payment dates on notes issued under the Program may be monthly, quarterly or at another interval. The timing and priority of payment, interest rate and amount of or method of determining payments of interest and principal on each class of notes of a trust will be described in the prospectus supplement for that series of notes. The rights of holders of any class of notes to receive payments of principal and interest may be senior, subordinate or equal to the rights of holders of any other class or classes of notes of such trust, as will be described in the prospectus supplement for that series of notes. If stated in the prospectus supplement, one or more classes of a series of notes may be entitled to receive all amounts of principal and interest payable from a specific grouping of assets of the related trust, in accordance with a schedule or formula, in relation to the occurrence of events, or otherwise, in each case as stated in the prospectus supplement. In addition, the timing and amounts of such distributions may vary among classes, over time or otherwise, in each case as stated in the prospectus supplement.

Distributions of Interest

         Each class of notes of a trust, other than any classes of principal-only notes, will accrue interest from the date and at the interest rate described in the prospectus supplement for that series of notes. Each class of notes of a trust may have a different interest rate or method of accrual, including:

         o a class of notes with an interest rate that is fixed throughout the life of the class;

         o a class of notes with an interest rate that resets periodically based upon a designated index and that varies directly with changes in such index or that varies inversely with changes in such index (or with changes in a related class of floating rate notes);

         o a class of notes that is entitled to receive some or all the interest payments made on the underlying mortgage loans of the related trust and little or no principal and has only a minimal (or zero) principal balance in relation to other classes of notes;

         o a class of notes with a fixed interest rate that is reduced to a lower fixed rate after a period of time; or

         o a class of notes which accretes the amount of accrued interest otherwise distributable on that class, which amount will be added as principal to the principal balance of such class on each applicable payment date. Such accretion may continue until some specified event has occurred or until such class of accrual notes is retired.

Distributions of Principal

         Distributions of principal will be made, and losses on the mortgage loans will be allocated, on each payment date to the holders of the class or classes of notes of that trust until the outstanding principal balance of those notes have been reduced to zero. Distributions of principal with respect to one or more classes of notes may be made at a rate that is faster, and, in some cases substantially faster, than the rate at which payments or other collections of principal are received on the mortgage loans and applied to other classes of notes in the related trust. Distributions of principal with respect to one or more classes of notes may not commence until the occurrence of certain events, including the retirement of one or more other classes of notes of the same trust, or may be made at a rate that is slower, and, in some cases substantially slower, than the rate at which payments or other collections of principal are received on the mortgage loans in the related trust. Distributions of principal with respect to one or more classes of notes may be made, subject to available funds, based on a specified principal payment schedule. The trust may also enter into arrangements with third parties whereby one or more classes of notes are purchased by such third party upon the occurrence of certain events and at a pre-determined price prior to full retirement of principal of such class at its final maturity date.

Form of the Notes

         Each class of notes of a trust offered under this prospectus will be issued in the currency and have the minimum denominations specified in the prospectus supplement for that series of notes. Unless otherwise specified in the prospectus supplement for a series of notes, all classes of notes offered under this prospectus will be issued only in book-entry format through the facilities of The Depository Trust Company, known as "DTC". Accordingly, investors will not have the right to receive physical certificates evidencing their ownership except in certain limited circumstances. Instead, the issuer trustee will issue the notes in the form of global certificates, which will be held by DTC or its nominee or a similar institution. Financial institutions that are direct or indirect participants in DTC will record beneficial ownership of a certificate by individual investors in the authorized denominations.

         Book-Entry Registration

         In the case of book-entry notes, all references to actions by the noteholders will refer to actions taken by DTC upon instructions from its participating organizations and all references in this prospectus to distributions, notices, reports and statements to noteholders will refer to distributions, notices, reports and statements to DTC or its nominee, as the registered noteholder, for distribution to owners of the notes in accordance with DTC's procedures.

         Investors may hold their interests in the notes through DTC, in the United States, Clearstream, Luxembourg or Euroclear, in Europe, if they are participants in those systems, or indirectly through organizations that are participants in those systems. In the case of Australian dollar notes, interests in notes may also be held through Austraclear in Australia (by virtue of Austraclear's participation in Clearstream, Luxembourg and Euroclear) by a member of Austraclear or through an organization that is a member of Austraclear. References to Austraclear in this prospectus will only apply if the prospectus supplement for a series of notes specifies that noteholders of classes of notes issued in Australian dollars may hold their interests through Austraclear. Cede & Co., as nominee for DTC, will be the registered owner of all the book-entry notes. Clearstream, Luxembourg and Euroclear will hold omnibus positions on behalf of their respective participants (including, where applicable, Austraclear), through customers' securities accounts in Clearstream, Luxembourg's and Euroclear's names on the books of their respective depositaries. The depositaries in turn will hold the positions in customers' securities accounts in the depositaries' name on the books of DTC. Citibank, N.A. will act as depositary for Clearstream, Luxembourg, and Euroclear Bank S.A./N.V. will act as depositary for Euroclear.

         DTC has advised the Trust Manager that it is:

         o a limited-purpose trust company organized under the New York Banking Law;

         o a "banking organization" within the meaning of the New York Banking Law;

         o    a member of the Federal Reserve System;

         o a "clearing corporation" within the meaning of the New York Uniform Commercial Code; and

         o a "clearing agency" registered under the provisions of Section 17A of the Exchange Act.

         DTC holds securities for its participants and facilitates the clearance and settlement among its participants of securities transactions, including transfers and pledges, in deposited securities through electronic book-entry changes in its participants' accounts. This eliminates the need for physical movement of securities. DTC participants include securities brokers and dealers banks, trust companies, clearing corporations and other organizations. Indirect access to the DTC system is also available to others including securities brokers and dealers, banks, and trust companies that clear through or maintain a custodial relationship with a participant, either directly or indirectly. The rules applicable to DTC and its participants are on file with the SEC.

         Transfers between participants on the DTC system will occur in accordance with DTC rules. Transfers between participants on the Clearstream, Luxembourg system and participants on the Euroclear system and between participants in Austraclear will occur in accordance with the relevant rules and operating procedures. See Appendix A (Global Clearance and Settlement Procedures) of this prospectus for the rules governing cross-market transfers between persons holding book-entry notes directly or indirectly through DTC, on the one hand, and directly or indirectly through Clearstream, Luxembourg participants or Euroclear participants (including, where applicable, Austraclear), on the other hand.

         Purchases of notes held through the DTC system must be made by or through DTC participants, which will receive a credit for the notes on DTC's records. The ownership interest of each actual beneficial owner of a note (a "Note Owner") is in turn to be recorded on the DTC participants' and indirect participants' records. Note Owners will not receive written confirmation from DTC of their purchase. However, Note Owners are expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the DTC participant or indirect participant through which the Note Owner entered into the transaction. Transfers of ownership interests in the notes are to be accomplished by entries made on the books of DTC participants acting on behalf of the Note Owners. Note Owners will not receive notes representing their ownership interest in notes unless definitive instruments are issued in the circumstances set out below. Transfers of ownership to persons or entities that do not participate in the book-entry system may be limited due to the lack of physical certificates. In addition, issuance of the notes in book-entry form may reduce the liquidity of the notes in the secondary market because some potential investors may be unwilling to purchase notes for which they cannot obtain physical certificates.

         To facilitate subsequent transfers, all securities deposited by DTC participants with DTC are registered in the name of DTC's nominee, Cede & Co. The deposit of securities with DTC and their registration in the name of Cede & Co. effects no change in beneficial ownership. DTC has no knowledge of the actual Note Owners of the notes; DTC's records reflect only the identity of the DTC participants to whose accounts the notes are credited, which may or may not be the actual beneficial owners of the notes. The DTC participants will remain responsible for keeping account of their holdings on behalf of their customers.

         Conveyance of notices and other communications by DTC to DTC participants, by DTC participants to indirect participants, and by DTC participants and indirect participants to Note Owners will be governed by arrangements among them and by any statutory or regulatory requirements as may be in effect from time to time.

         Neither DTC nor Cede & Co. will consent or vote on behalf of the notes. Under its usual procedures, DTC mails an omnibus proxy to the issuer trustee as soon as possible after the "record date," which assigns Cede & Co.'s consenting or voting rights to those DTC participants to whose accounts the notes are credited on the record date, identified in a listing attached to the proxy.

         Principal and interest payments on the notes will be made to DTC. DTC's practice is to credit its participants' accounts on the applicable payment date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payment on that payment date. Standing instructions, customary practices, and any statutory or regulatory requirements as may be in effect from time to time will govern payments by DTC participants to Note Owners. These payments will be the responsibility of the DTC participant and not of DTC, the issuer trustee, the note trustee or the paying agents. Payment of principal and interest to DTC is the responsibility of the issuer trustee, disbursement of the payments to DTC participants is the responsibility of DTC, and disbursement of the payments to Note Owners is the responsibility of DTC participants and indirect participants.

         Reports on each trust will be provided to Cede & Co., as nominee of DTC, and may be made available by Cede & Co. to the Note Owners upon request, in accordance with the rules, regulations and procedures creating and affecting DTC and its participants.

         DTC will take any action permitted to be taken by Note Owners at the direction of one or more financial intermediaries to whose DTC accounts the book-entry notes are credited. Clearstream, Luxembourg and Euroclear will follow their rules and procedures in taking any action permitted to be taken by the holders of the book-entry notes on behalf of its participants. Austraclear will follow its rules and procedures in giving instructions to Clearstream, Luxembourg and Euroclear (as a participant in those systems) in relation to the taking of any such action. The ability of Clearstream, Luxembourg and Euroclear to take action on behalf of Note Owners will also depend upon the ability of their depositaries to effect the actions on their behalf through DTC. DTC may take actions, at the direction of its participants that may conflict with actions taken by or on behalf of other Note Owners.

         DTC may discontinue providing its services as securities depository for the notes at any time by giving reasonable notice to the paying agents. Under these circumstances, if a successor securities depository is not obtained, definitive notes are required to be printed and delivered.

         According to DTC, the foregoing information about DTC has been provided for informational purposes only and is not intended to serve as a representation, warranty, or contract modification of any kind.

         Clearstream, Luxembourg is incorporated under the laws of Luxembourg as a professional depository. Clearstream, Luxembourg holds securities for its participating organizations and facilitates the clearance and settlement of securities transactions between Clearstream, Luxembourg participants through electronic book-entry changes in accounts of Clearstream, Luxembourg participants, thereby eliminating the need for physical movement of notes. Transactions may be settled in Clearstream, Luxembourg in various currencies, including U.S. dollars.

         Clearstream, Luxembourg participants are financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, and clearing corporations. Indirect access to Clearstream, Luxembourg is also available to others, including banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Clearstream, Luxembourg participant, either directly or indirectly.

         The Euroclear system was created in 1968 to hold securities for its participants and to clear and settle transactions between Euroclear participants through simultaneous electronic book-entry delivery against payment. This eliminates the need for physical movement of notes. Transactions may be settled in various currencies, including U.S. dollars.

         The Euroclear system is operated by Euroclear Bank S.A./N.V., Brussels, Belgium office, the Euroclear operator, under contract with Euroclear Clearance System, Societe Cooperative, a Belgium cooperative corporation, the Euroclear cooperative. All operations, are conducted by the Euroclear operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear operator, not the Euroclear cooperative. The board of the Euroclear cooperative establishes policy for the Euroclear System.

         Euroclear participants include banks, including central banks, securities brokers and dealers and other professional financial intermediaries. Indirect access to the Euroclear system is also available to other firms that maintain a custodial relationship with a Euroclear participant, either directly or indirectly.

         Securities clearance accounts and cash accounts with the Euroclear operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear system. These terms and conditions govern transfers of securities and cash within the Euroclear system, withdrawal of securities and cash from the Euroclear system, and receipts of payments for securities in the Euroclear system. All securities in the Euroclear system are held on a fungible basis without attribution of specific notes to specific securities clearance accounts. The Euroclear operator acts under these terms and conditions only on behalf of Euroclear participants and has no record of or relationship with persons holding through Euroclear participants.

         Austraclear: Austraclear began operations in 1984. Austraclear Limited is an unlisted public company owned by financial institutions and other market participants and operates the national central securities depositary to the Australian money market and registry for semi-government and private sector debt securities lodged in Austraclear. Through its proprietary Financial Transactions Recording and Clearance System software, Austraclear electronically clears and settles most debt securities in the Australian money market and capital market, excluding those issued by the Australian Commonwealth Government.

         The rights and obligations of Austraclear and members of the Austraclear system are created by contract, as evidenced through the Austraclear Regulations and Operating Manual, User Guides and instructions and directions contained within the Austraclear system.

         A wide range of eligible debt instruments may be "lodged" in Austraclear and, if they are in bearer form, immobilized in Austraclear's branch offices in Sydney and Melbourne, if they are in registered or book-entry form, registered in the name of Austraclear Limited on the register maintained by the issuer of those debt instruments. Through the Austraclear system, ownership of these debt instruments is transferred electronically via book-entry changes without the need for physical delivery. Real-time settlement of cash transactions is facilitated by a real-time gross settlement system, operated by Australia's central bank, the Reserve Bank of Australia, and developed in conjunction with Austraclear.

         Austraclear relies upon both parties to a transaction entering details into computer terminals that Austraclear then matches before effecting settlement. As well as facilitating securities settlements Austraclear also provides members with the ability to make high-value funds transfers independent of the need for a corresponding securities transfer.

         As transactions currently processed through Austraclear are ordinarily made on a real time gross settlement basis, all high-value and time critical inter-bank payments, including the cash settlement of transactions in debt securities, will, in the ordinary course, be settled individually on a real time gross basis through institutions' exchange settlement accounts with the Reserve Bank of Australia. In such cases a payment will be settled only if the paying institution has an adequate balance in the exchange settlement account it maintains with the Reserve Bank of Australia. Once that payment is made, it is irrevocable in the sense that it is protected from recall by the remitter or dishonor by the paying institution. This allows for true delivery versus payment to take place; that is, securities and cash transfers occur simultaneously, counterparties to the transactions will own either securities or cash and finality is immediate. If the real-time gross settlement system operated by the Reserve Bank of Australia is not available for any reason, payments will be settled on a multilateral not deferred basis in accordance with the Austraclear Regulations and Operating Manual and the Payment Systems and Netting Act 1998 of Australia.

         Austraclear has recently become a participant in the Euroclear system and Clearstream, Luxembourg, and consequential changes to the Austraclear Regulations and Operating Manual have been made. The amendments will provide for members of the Austraclear system to lodge, take or "uplift" and record transactions in respect of entitlements to certain Australian dollar bonds, notes, certificates of deposit and commercial paper issued in the Euromarkets ("Eurosecurities"). Members of Austraclear will acquire a "Euroentitlement," or equitable interest, in the rights which Austraclear acquires to the relevant Eurosecurities. A Euroentitlement will be created when a Eurosecurity is lodged in Austraclear by the member arranging for the transfer of the Eurosecurity to Austraclear's account with Euroclear or Clearstream, Luxembourg, as applicable. It will not be possible for members to subscribe for a Eurosecurity through Austraclear. Once a Euro security is lodged with Austraclear the member can deal with the resulting Euroentitlement in much the same way as other securities lodged in Austraclear.

         Austraclear will establish a separate account in Australia through which it will receive and disburse payments to members who hold Euroentitlements. Payments received by Austraclear in respect of Eurosecurities relating to Euroentitlements will be paid by Austraclear to the relevant member for value on the same day that payment is made available to Clearstream, Luxembourg and Euroclear. Euroentitlements will be able to be uplifted from the Austraclear System by Austraclear transferring the related Eurosecurity to the account of another participant in Euroclear or Clearstream, Luxembourg, as applicable.

         At present the provisions do not provide for a two-way link. The provisions will only apply to securities issued in the Euromarkets. Accordingly, the new arrangements will not apply to debt instruments, issued in the Australian domestic markets.

         Distributions on the notes held through Clearstream, Luxembourg or Euroclear or Austraclear will be credited to the cash accounts of Clearstream, Luxembourg participants or Euroclear participants (including, where applicable, Austraclear) in accordance with the relevant system's rules and procedures, to the extent received by its depositary. These distributions must be reported for tax purposes in accordance with United States tax laws and regulations. Clearstream, Luxembourg or Euroclear, as the case may be, will take any other action permitted to be taken by a noteholder on behalf of a Clearstream, Luxembourg participant or Euroclear participant (including, where applicable, Austraclear) only in accordance with its rules and procedures, and depending on its depositary's ability to effect these actions on its behalf through DTC. Austraclear will follow its rules and procedures in giving instructions to Clearstream, Luxembourg and Euroclear (as a participant in those systems) in relation to the taking of any such action.

         Although DTC, Clearstream, Luxembourg, Euroclear and Austraclear have agreed to the foregoing procedures in order to facilitate transfers of notes among participants of DTC, Clearstream, Luxembourg, Euroclear and Austraclear, they are under no obligation to perform or continue to perform these procedures and these procedures may be discontinued at any time.

         None of the issuer trustee, the Trust Manager, the Servicer nor the note trustee will have any responsibility for any aspect of the records relating to or payments made on account of ownership interests of the book-entry notes held by Cede & Co., as nominee of DTC, or for maintaining, supervising or reviewing any records relating to ownership interest.

Definitive Notes

         If one of the following events occurs:

         o DTC or any replacement clearing agency, advises the note trustee properly in writing that DTC or such replacement clearing agency is no longer willing or able to discharge its responsibilities as depository for the notes, and the Trust Manager is not able to locate a qualified successor;

         o the Trust Manager, at its option, advises the issuer trustee, the note trustee, the paying agent, if any, and DTC or any replacement clearing agency in writing that a class of definitive notes are to be issued in replacement of a class of book-entry notes; or

         o an event of default under the Master Security Trust Deed and the deed of charge in respect of that trust has occurred and is continuing and the beneficial owners of notes with an outstanding principal balance of greater than 50% of the aggregate outstanding principal balance of that class of notes, advise the issuer trustee, through DTC or any replacement clearing agency, that the continuation of a book-entry system is no longer in the best interests of the beneficial owners of that class of notes, then the issuer trustee, at the direction of the Trust Manager, must within 30 days of such event instruct DTC (or its replacement) to notify all of its participants of the occurrence of the event and of the availability of definitive notes. DTC will then surrender the book-entry notes and provide the relevant registration instructions to the issuer trustee. The issuer trustee will then issue and execute and the note trustee will authenticate and deliver definitive notes in the same principal amount as those book-entry notes. Any notes issued in definitive form will be serially numbered. Thereafter the issuer trustee will recognize the holders of the definitive notes as noteholders.

Withholding or Tax Deductions

         All payments on the notes will be made without withholding or tax deduction for, or on account of, any present or future taxes, duties or charges of whatever nature unless the issuer trustee or any paying agent is required by applicable law to make a payment on the notes subject to any withholding or deduction for, or on account of, any present or future taxes, duties or charges of whatsoever nature. If the issuer trustee or the paying agent, as the case may be, shall make a payment after making a withholding or deduction, it shall account to the relevant authorities for the amount so required to be withheld or deducted. Neither the issuer trustee nor any paying agent will be obligated to make any additional payments to holders of the notes with respect to that withholding or deduction.

Redemption of the Notes for Taxation or Other Reasons

         If the Trust Manager satisfies the issuer trustee and the note trustee, immediately prior to giving the notice to the noteholders as described in this section, that because of a change in law in Australia or any other jurisdiction to which the issuer trustee becomes subject from that in effect on the Closing date either:

         o on the next payment date the issuer trustee would be required to deduct or withhold from any payment of principal or interest in respect of a series of notes, including corresponding payments under any currency swap, any amount for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by the Commonwealth of Australia or any of its political sub-divisions or any of its authorities; or

         o on the next payment date the total amount of interest payable in relation to the mortgage loans of a trust for a collection period ceases to be receivable, whether or not actually received by the issuer trustee during that collection period by reason of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by the Commonwealth of Australia or any of its political sub-divisions or any of its authorities, then, on terms described in the prospectus supplement for the relevant series of notes, the issuer trustee may provide for the redemption of specified notes if, in each case, such obligation cannot be avoided by the issuer trustee taking reasonable measures.

Repayment of the Notes upon an Event of Default under the Master Security Trust Deed

         If an event of default occurs under the Master Security Trust Deed and the deed of charge in respect of a trust while the notes for that trust are outstanding, the security trustee may enforce the security created over the assets of that trust. The security trustee must enforce the security, if it is directed to do so by the Voting Secured Creditors. See "Description of Transaction Documents--The Master Security Trust Deed" in this prospectus. The enforcement of the security can include the sale of some or all of the mortgage loans. No assurance can be given that the security trustee will be able to sell the mortgage loans for their unpaid balance. Accordingly, the security trustee may not be able to realize the full value of the mortgage loans and this may have an impact on the issuer trustee's ability to repay all amounts outstanding in relation to the notes for that trust. The proceeds from the enforcement of the security will be distributed toward the redemption of the notes in the manner and priority set forth in the prospectus supplement for that series of notes.

Optional Repurchase of the Mortgage Loans

         The Seller may repurchase all of the mortgage loans held in a trust. The Seller may only exercise this option on or after a date specified in the prospectus supplement for that series of notes or on or after the payment date after which the aggregate outstanding principal balance amount of the mortgage loans in the trust is less than the percentage specified in such prospectus supplement of the aggregate outstanding principal balance of the mortgage loans for that trust as of the applicable closing date.

Termination of the Trust

         Each trust will continue until, and shall terminate on the earliest of:

         o    the date which is 80 years after its date of constitution;

         o the date on which the trust is terminated under the Master Trust Deed or the supplemental deed for that trust or at law; and

         o following the occurrence of an event of default in respect of the trust, the date on which the security trustee has notified the issuer trustee that it has enforced the deed of charge in respect of the trust and distributed all amounts which it is required to distribute under the Master Security Trust Deed.

Prescription

         A note will be void in its entirety if not surrendered for payment within ten years of the date on which the final payment on the note is due. The effect of voiding a note is to reduce the principal balance and any unpaid interest of that note to zero. After the date on which a note becomes void in its entirety, no claim may be made on it.

Voting and Consent of Noteholders

         The Master Trust Deed and the note trust deed for each trust will contain provisions for each relevant class of noteholders to consider any matter affecting their interests. In general, the holders of a majority of the aggregate outstanding principal balance of a class of notes may take or consent to any action permitted to be taken by that class of noteholders under the Master Trust Deed or the related note trust deed, as the case may be. Notwithstanding the foregoing, the consent by an Extraordinary Resolution of any class of notes offered under this prospectus shall be required to accomplish the following:

         o direct the note trustee to direct the security trustee to enforce the deed of charge in accordance with the Master Security Trust Deed;

         o override any waiver by the note trustee of a breach of any provisions of the Transaction Documents or an event of default under the Master Security Trust Deed; or

         o alter, add, or modify the terms and conditions of a class of notes or the provisions of any of the Transaction Documents if the alteration, addition or modification is, in the opinion of the note trustee, materially prejudicial or likely to be materially prejudicial to a class of noteholders, other than to correct a manifest error or ambiguity in such terms and conditions or any of the Transaction Documents relating to such class of notes, or to correct inconsistency between the provisions contained in any such documents and the description of the provisions thereof in this prospectus or the related prospectus supplement, or to comply with the law, and shall include any modification which would have the effect of changing the maturity date of a class of notes.

         Any action taken by an Extraordinary Resolution of a class of noteholders shall be binding on all noteholders of such class, both present and future.

         Under applicable Australian laws and the applicable charter documents of the issuer trustee, there are no limitations imposed on the rights of Australian non-residents or other foreign owners to hold the notes or exercise their vote with respect to the notes or otherwise affecting the remittance of interest to non-resident holders of notes other than the possible, but unlikely, occurrence of currency exchange controls.

Reports to Noteholders

         For each trust, on each determination date, the Trust Manager will, in respect of the collection period ending before that determination date, deliver to the paying agents, the note trustee and the issuer trustee, a noteholder's report generally setting forth, to the extent applicable for the series, among other things:

         o the invested amount and the stated amount of each class of notes;

         o    the interest rates on the notes for the related interest period;

         o the interest payments and principal distributions on each class of notes;

         o    the total available income from interest and income collections;

         o the aggregate outstanding principal balance of the mortgage loans;

         o the delinquency and loss statistics with respect to the mortgage loans;

         o    the redraw shortfall, if any;

         o the amount of any shortfall in total available interest and income collections;

         o the amount of any liquidity facility advances, if any, for that payment date, together with all liquidity facility advances in relation to the preceding determination date;

         o the amount of principal collections that are available for distribution on a payment date;

         o    the redraw note amount, if any;

         o    the amount of any principal draw, if any;

         o the charge-offs for each class of notes and the redraw facility principal; and

         o any other items of information applicable to a particular series of notes.

         Unless and until definitive notes are issued, Note Owners will receive reports and other information provided for under the Transaction Documents only if, when and to the extent provided by DTC and its participating organizations.

         Unless and until definitive notes are issued, the Trust Manager will prepare and send to the principal paying agent, for forwarding to DTC, periodic and annual unaudited reports containing information concerning each trust and series of notes offered under this prospectus. DTC and its participants will make such reports available to Note Owners in accordance with the rules, regulations and procedures creating and affecting DTC. Upon the issuance of definitive notes, these reports will be sent directly to each noteholder. These reports will not constitute financial statements prepared in accordance with generally accepted accounting principles.

         The Trust Manager will file with the SEC the periodic reports as are required under the Exchange Act, and the rules and regulations of the SEC under the Exchange Act. However, in accordance with the Exchange Act and the rules and regulations of the SEC under the Exchange Act, the Trust Manager expects that the obligation to file these reports will be terminated after a period of time.

Liquidity Facility

         To the extent described in the prospectus supplement for a series of notes, the Trust Manager may obtain for the notes of any series liquidity facilities to prevent interruptions of cashflow to the trust. The terms of any such facility, and the providers thereof, will be described in the prospectus supplement for such series.

Redraw Facility

         To the extent described in the prospectus supplement for a series of notes, the Trust Manager may obtain for the notes of any series redraw facilities to permit the reimbursement by the issuer trustee to the Seller of amounts redrawn by borrowers. The terms of any such facility, and the providers thereof, will be described in the prospectus supplement for such series.

                              Credit Enhancement

         Under each series of notes issued under the Program, credit enhancement generally will be provided for one or more classes of notes in the related trusts. The prospectus supplement for a series of notes will describe in detail the credit enhancement applicable to such series. Credit enhancement is intended to enhance the likelihood of full payment of principal and interest due and to decrease the likelihood that noteholders will experience losses. Unless otherwise specified in a prospectus supplement for a series of notes, the credit enhancement for a class of notes will not provide protection against all risks of loss and will not guarantee repayment of the entire principal balance and accrued interest. If losses occur which exceed the amount covered by any credit enhancement or which are not covered by any credit enhancement, noteholders will bear their allocated share of losses, as described in the related prospectus supplement. In all cases, the amounts and terms and conditions of the credit support provided by the credit enhancement must be acceptable to the rating agencies rating a series of notes.

         Credit enhancement may be in one or more of the following forms:

         o the subordination of one or more classes of the notes of the trust;

         o primary mortgage insurance on all or a portion of the mortgage loans;

         o    a pool mortgage insurance policy;

         o excess available income generated from collections on the mortgage loans of a trust;

         o    the establishment of one or more reserve funds;

         o    overcollateralization;

         o    letters of credit;

         o    surety bond or financial guaranty insurance policy;

         o    a minimum principal payment agreement;

         o    a repurchase bond;

         o other insurance, guarantees and similar instruments or agreements; or

         o    another comparable method.

Subordination

         A series of notes issued under the Program may provide for the subordination of payments to one or more subordinate classes of notes. Subordination will be available for the notes in the manner and to the extent described in the prospectus supplement for such series of notes. In this case, payments of principal, principal prepayments, interest or any combination of these items that otherwise would have been payable to holders of one or more classes of subordinate notes will instead be payable to holders of one or more classes of senior notes under the circumstances and to the extent specified in the related prospectus supplement. Losses on defaulted mortgage loans may be borne first by the various classes of subordinate notes and thereafter by the various classes of senior notes.

         If stated in the prospectus supplement, one or more classes of a series of notes may be entitled to receive all amounts of principal and interest payable from a specific grouping of assets of the related trust. In such case, credit enhancement may be provided by a cross-support feature which may require that payments be made with respect to the notes related to one or more asset groups prior to distributions to any subordinated notes related to other asset groups within the same trust. The prospectus supplement for a series of notes which includes a cross-support feature will describe the manner and conditions for applying such cross-support feature.

Primary Mortgage Insurance Policy

         With respect to a series of notes issued under the Program (if so specified in the prospectus supplement for such series), in order to reduce the likelihood that noteholders will experience losses, the Seller may require primary mortgage insurance (including timely payment cover as described below) in relation to borrowers with loan-to-value ratios greater than a percentage specified the related prospectus supplement. The Seller will equitably assign its interest in these policies, if any, to the issuer trustee after receiving the consent of the insurers.

         The amount of coverage under each policy will generally be the amount owed on the related mortgage loan, including unpaid principal, accrued interest at any non-default rate up to specified dates, fines, fees, charges and proper enforcement costs, less all amounts recovered from enforcement of the mortgage. Each policy may also generally provide for timely payment of a certain number of monthly installments of interest under the relevant mortgage loan (known as "timely payment cover") where the borrower fails to make such installments.

Pool Mortgage Insurance Policy

         With respect to a series of notes issued under the Program (if so specified in the prospectus supplement for such series), in order to decrease the likelihood that noteholders will experience losses, the issuer trustee may obtain one or more pool mortgage insurance policies. Any such policy will cover loss by reason of default in payments on the mortgage loans up to the amounts specified in and for the periods specified in the related prospectus supplement. The Servicer will agree to act in accordance with the terms of any pool mortgage insurance policy obtained and to present claims thereunder to the pool mortgage insurer on behalf of itself, the issuer trustee and the noteholders. However, the pool mortgage insurance policy is not a blanket policy against loss. Claims under a pool mortgage insurance policy may only be made regarding a loss by reason of default insofar as the insurance policy applies to the relevant mortgage loan, and only upon satisfaction of specific conditions precedent.

         The Seller or the Servicer may enter into credit default swaps or similar swap arrangements to recover all or a portion of the losses on defaulted mortgage loans which are not covered under the terms of a primary or pool mortgage insurance policy.

Excess Available Income

         With respect to a series of notes issued under the Program (if so specified in the prospectus supplement for such series), in order to decrease the likelihood that the noteholders will experience principal losses, the issuer trustee may apply excess available income for a collection period (that is, in general terms, any excess of interest collections on the mortgage loans over the trust expenses and the interest on the notes for a collection period)
(1) to satisfy any realized losses on the mortgage loans for the related collection period; or (2) to reimburse the notes for losses previously incurred; or (3) as an additional principal payment on the notes. To the extent these amounts are applied as principal payments on the notes of a series, the effect will be to reduce the principal balance of the notes relative to the outstanding principal balances of the mortgage loans included in the related trust.

Reserve Fund

         With respect to a series of notes issued under the Program (if so specified in the prospectus supplement for such series), a reserve fund may be established by the issuer trustee. The reserve fund may be funded with an initial cash or other deposit or from collections on the mortgage loans or from other sources and used to satisfy income shortfalls of the trust or to cover realized losses on the mortgage loans.

Overcollateralization

         Credit enhancement for a series of notes issued under the Program may be provided by overcollateralization. Overcollateralization will be applicable to the series of notes only if so specified in the related prospectus supplement. Principal and/or interest collections on the mortgage loans may exceed principal and/or interest payments on the notes for the related payment date. These excess amounts may be deposited into a reserve fund or applied as a payment of principal on the notes. To the extent these amounts are applied as principal payments on the notes of a series, the effect will be to reduce the principal balance of the notes relative to the outstanding principal balance of the mortgage loans included in the related trust.

Letter of Credit

         Credit enhancement for a series of notes issued under the Program may be provided by the issuance of a letter of credit by a bank or financial institution (if so specified in the prospectus supplement for such series). The maximum obligation of the issuer of the letter of credit will be to honor requests for payment in an aggregate fixed dollar amount, net of unreimbursed payments under the letter of credit, equal to a specified percentage of the aggregate outstanding principal balance on the related cut-off date of the mortgage loans evidenced by such series. The duration of coverage and the amount and frequency and circumstances of any reduction in coverage provided by the letter of credit for a series of notes will be in compliance with the requirements established by the rating agency or agencies rating that series.

Surety Bond; Financial Guaranty Insurance Policy

         Credit support may be provided in the form of a surety bond or financial guaranty insurance policy issued by one or more securities or insurance companies named in the prospectus supplement which will guarantee with respect to one or more classes of notes of the related series, timely distributions of interest and full distributions of principal on the basis of a schedule of principal distributions set forth in or determined in the manner specified in the prospectus supplement. A copy of any such surety bond or financial guaranty insurance policy for a series, if any, will be filed with the SEC within 15 days following the issuance of the notes of that series.

Repurchase Bond

         If so stated in the related prospectus supplement, the Seller or some other third party may be obligated to repurchase any mortgage loan included in a trust up to an aggregate dollar amount specified in the related prospectus supplement for which insurance coverage is denied due to dishonesty, misrepresentation or fraud in connection with the origination or a sale of such mortgage loan. Such obligation may be secured by a surety bond or other instrument or mechanism guaranteeing payment of the amount to be paid by the Seller.

Minimum Principal Payment Agreement

         The issuer trustee may enter into a minimum principal payment agreement with an entity meeting the criteria of the rating agencies, under which agreement that entity will provide payments on the notes of a trust in the event that aggregate scheduled principal payments and/or prepayments on the assets of that trust are not sufficient to make payments on those notes of that trust. If such agreement is obtained, the prospectus supplement for that series of notes will provide details of the agreement.

Other Insurance, Guarantees and Similar Instruments or Agreements

         A trust created under the Program may also include other types of insurance, guarantees or similar arrangements for the purpose of:

         o maintaining timely payments or providing protection against losses on the assets included in a trust;

         o    paying administrative expenses; or

         o establishing a minimum reinvestment rate on the payments made in respect of the assets or principal payment rate on the assets of a trust.

         In addition, if specified in the prospectus supplement, a trust may also have the ability to invest in the mortgage or other asset-backed securities of other trust vehicles (including residual interests in such trusts) as a form of credit enhancement. If any such credit enhancements are provided, the details of such arrangement will be set forth in the prospectus supplement for that series of notes.

                      Prepayment and Yield Considerations

General

         The rate of principal payments and aggregate amount of distributions on the notes and the yield to maturity of the notes will relate to the rate and timing of payments of principal on the mortgage loans. The rate of principal payments on the mortgage loans will in turn be affected by the amortization schedules of the mortgage loans and by the rate of principal prepayments, including for this purpose prepayments resulting from refinancing, liquidations of the mortgage loans due to defaults by the borrower, casualties, condemnations and repurchases by the Seller. Subject to the payment of applicable fees, the mortgage loans may be prepaid by the borrowers at any time.

Prepayments

         Prepayments, liquidations and repurchases of the mortgage loans, including the optional repurchase of the remaining mortgage loans in connection with the termination of a trust, will result in early distributions of principal amounts on the notes.

         Since the rate of payment of principal of the mortgage loans cannot be predicted and will depend on future events and a variety of factors, you cannot be certain as to the rate of payment or the rate of principal prepayments. The extent to which the yield to maturity of any note may vary from the anticipated yield will depend upon the following factors:

         o the degree to which a note is purchased at a discount or premium; and

         o the degree to which the timing of payments on the note is sensitive to prepayments, liquidations and repurchases of the mortgage loans.

         A wide variety of factors, including economic, demographic, geographic, legal, tax, social and other factors may affect the trust's prepayment experience with respect to the mortgage loans. For example, under Australian law, unlike the law of the United States, interest on loans used to purchase a principal place of residence is not ordinarily deductible for taxation purposes.

         There is, however, no assurance that the prepayment of the mortgage loans included in the related trust will conform to any level of any prepayment standard or model specified in the prospectus supplement for that trust and series of notes.

Rate of Payment

         The weighted average life of a note refers to the average amount of time that will elapse from the date of issuance of the note to the date the amount in respect of principal repayable under the note is reduced to zero.

         Usually, greater than anticipated principal prepayments will increase the yield on notes purchased at a discount and will decrease the yield on notes purchased at a premium. The effect on yield due to principal prepayments occurring at a rate that is faster or slower than the rate anticipated will not be entirely offset by a subsequent similar reduction or increase, as applicable, in the rate of principal payments. The amount and timing of delinquencies and defaults on the mortgage loans and the recoveries, if any, on defaulted mortgage loans and foreclosed properties will also affect the weighted average life of the notes.

        Powers, Duties and Liabilities under the Transaction Documents

The Issuer Trustee

         Powers

         The Transaction Documents confer on the issuer trustee certain rights, powers and discretions over and in respect of the trust assets. In most cases, the issuer trustee is only empowered to act where directed to do so by the Trust Manager who in turn cannot give a direction that could reasonably be expected to adversely effect the rating of notes. The Trust Manager is normally required to give the issuer trustee formal directions, and the issuer trustee is not required to take any action unless it has received such a direction. For example, the issuer trustee's ability to invest in authorized investments, to issue notes and enter into support facilities may only be exercised upon a receipt of a formal direction from the Trust Manager.

         The Master Trust Deed expressly permits the issuer trustee to appoint the Servicer to retain custody of the mortgage documents in accordance with the Servicing Agreement, and for the issuer trustee to lodge documents with the Servicer.

         Duties

         The issuer trustee must act honestly and in good faith and exercise such diligence and prudence as a prudent person of business would exercise in performing its express functions and exercising its discretions under the Master Trust Deed. It must keep each trust separate from the others and do everything necessary to ensure it can comply with its obligations under the Transaction Documents.

         In particular, the issuer trustee has the duty to maintain a register of authorized investments and other assets of each trust and to keep or ensure that the Trust Manager keeps accounting records which correctly record and explain all amounts paid and received by the issuer trustee on behalf of each trust.

         The issuer trustee is required to act continuously as trustee of the trust until the trust is terminated as provided by the Master Trust Deed or the issuer trustee has retired or been removed from office.

         The Master Trust Deed creates a mechanism for the establishment of trusts from time to time for the purposes of the issuance of a separate series of notes for each trust. The beneficial interest in the assets of a trust is divided into residual capital units and residual income units. Certain restrictions are imposed on the Unit Holders. For example, a Unit Holder is not entitled to interfere with any powers of the Trust Manager or the issuer trustee under the Master Trust Deed. The rights, claim and interest of the Unit Holders rank after and are subject to the interests of the Secured Creditors, of the relevant trust.

         Under the Master Trust Deed:

         o the issuer trustee has no duty, and is under no obligation, to investigate whether a Trust Manager's default, a servicer termination event or a Title Perfection Event has occurred in relation to any trust other than where it has actual notice; and

         o in the absence of actual knowledge to the contrary, the issuer trustee is entitled to rely conclusively on, and is not required to investigate any notice, report, certificate or representation of or by the Seller, Servicer or Trust Manager or any calculation by the Trust Manager.

         The issuer trustee will be considered to have knowledge or notice of or be aware of any matter or thing if the issuer trustee has knowledge, notice or awareness of that matter or thing by virtue of the actual notice or awareness of the officers or employees of the issuer trustee who have day-to-day responsibility for the administration of a trust.

         Annual Compliance Statement

         The Trust Manager, on behalf of the issuer trustee, will deliver to the note trustee annually a written statement as to the fulfillment of the issuer trustee's obligations under the Transaction Documents for each series.

         Issuer Trustee Fees and Expenses

         The issuer trustee will receive a fee and be reimbursed for all expenses incurred in connection with the performance of its obligations in respect of the trust out of the assets of the trust for that series, but not general overhead costs and expenses.

         Removal or Retirement of the Issuer Trustee

         The issuer trustee is required to retire as trustee of a trust after a direction from the Trust Manager in writing following an "issuer trustee default" (as specified in the related prospectus supplement) in relation to that trust.

         The issuer trustee will bear the reasonable costs of its removal if it is removed because of its default. The issuer trustee will indemnify the Trust Manager and each trust for these costs. These costs are not payable out of the assets of any trust.

         The Trust Manager is entitled to appoint a replacement trustee by deed on removal or retirement of the issuer trustee if that appointment will not in the reasonable opinion of the Trust Manager materially prejudice the interests of noteholders. Until the appointment is completed, the Trust Manager must act as issuer trustee and will be entitled to the issuer trustee's fee for the period it so acts as issuer trustee.

         The issuer trustee may retire on giving to the Trust Manager, not less than three months' notice in writing, or such other period as the Trust Manager and the issuer trustee may agree, of its intention to do so.

         Upon retirement, the Trust Manager must appoint a successor trustee who may be the Trust Manager, and whose appointment will not materially prejudice the interests of noteholders. If a successor trustee has not been appointed by the end of the 60 days' notice period, then the issuer trustee may appoint a successor trustee.

         Limitation of the Issuer Trustee's Liability and Indemnification

         The issuer trustee will not be liable personally for any losses, costs, liabilities or claims arising from the failure to pay moneys on the due date for payment for any loss howsoever caused in respect of any trust or to the Secured Creditors of the relevant trust or the Unit Holders or any other person, except to the extent caused by the fraud, negligence, or breach of trust on the issuer trustee's part.

         The issuer trustee acts as trustee and issues the notes of a trust only in its capacity as trustee of that trust and in no other capacity. A liability arising under or in connection with the Transaction Documents or the applicable trust can be enforced against the issuer trustee only to the extent to which it can be satisfied out of the assets of the applicable trust out of which the issuer trustee is actually indemnified for the liability. Subject to the following sentence, this limitation of the issuer trustee's liability applies despite any other provision of the Transaction Documents and extends to all liabilities and obligations of the issuer trustee in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to the Transaction Documents. The limitation will not apply to any obligation or liability of the issuer trustee to the extent that it is not satisfied because under the Master Trust Deed or a supplemental deed or by operation of law there is a reduction in the extent of the issuer trustee's indemnification out of the assets of the applicable trust as a result of the issuer trustee's fraud, negligence or breach of trust.

         The Master Trust Deed also contains other provisions which regulate the issuer trustee's liability to noteholders and other creditors.

         Among other things, the issuer trustee has no duty to supervise or investigate the actions of the Trust Manager, the Servicer or any other person, or any of their successors or assigns, in relation to their respective duties or obligations under the Transaction Documents, or any other person's failure to carry out an agreement with the issuer trustee with respect to a trust.

         The issuer trustee will be indemnified out of the assets of the applicable trust against all losses and liabilities incurred by the issuer trustee in properly performing any of its duties or exercising any of its powers under the Transaction Documents in relation to that trust except to the extent a loss or liability arises from the issuer trustee's fraud, negligence or breach of trust.

The Trust Manager

         Powers

         The Trust Manager will have full and complete powers of management of the trusts. The issuer trustee has no duty to supervise the Trust Manager in the performance of its functions and duties, or the exercise of its discretions.

         The Trust Manager has the absolute discretion to recommend authorized investments to the issuer trustee and direct the issuer trustee in relation to those authorized investments.

         The Trust Manager has the power to appoint a third party (including an affiliate of the Trust Manager) to perform certain of the functions imposed on the Trust Manager under the Master Trust Deed and the relevant supplemental deed. The Trust Manager will remain liable for the performance of its obligations notwithstanding any such appointment.

         Trust Manager's Fees

         The Trust Manager will receive a fee out of the assets of the trust for acting as Trust Manager under the Transaction Documents as specified in the prospectus supplement for a series of notes.

         Removal or Retirement of the Trust Manager

         The Trust Manager shall retire as Trust Manager if the issuer trustee so directs in writing following a "trust manager's default" (as specified in the prospectus supplement for a series of notes). The Trust Manager shall bear the reasonable costs of its removal after a trust manager's default. The Trust Manager has agreed to indemnify the issuer trustee and each trust for those costs.

         The Trust Manager may resign on giving to the issuer trustee, not less than three months' notice in writing, or such other period as the Trust Manager and the issuer trustee may agree, of its intention to do so.

         On retirement or removal of the Trust Manager, the Trust Manager may appoint another Trust Manager subject to the approval of the issuer trustee and any approval required by law, provided the appointment will not, in the reasonable opinion of the issuer trustee, materially prejudice the interests of the noteholders. If the Trust Manager does not propose a replacement at least 30 days before the Trust Manager proposes to retire or the issuer trustee does not approve of the replacement proposed by the Trust Manager, the issuer trustee may appoint a new manager as at the date of the proposed retirement. Until the appointment of any replacement manager is complete, the issuer trustee must act as the Trust Manager until a successor is appointed.

         Limitation of Trust Manager's Liability and Indemnification

         The principal limitations on the Trust Manager's liability are set out in full in the Master Trust Deed. These include the following limitations:

         o the Trust Manager will be indemnified out of each trust in respect of any liability, cost or expense properly incurred by it in its capacity as Trust Manager of that trust, other than general overhead costs and expenses;

         o subject to the Master Trust Deed, if the Trust Manager relies in good faith on a written opinion or advice of service providers to the relevant Trust such as attorneys, brokers, accountants, financial advisers and other experts it will not be liable for any malfeasance on the part of that person except where that person is not independent of the Trust Manager;

         o in the absence of fraud, negligence or material breach of obligation on its part, the Trust Manager will not be liable personally in the event of a failure to pay moneys on the due date of payment for any loss however caused in relation to a trust to the Secured Creditors of the relevant trust or the Unit Holders or any other person; and

         o the Trust Manager will not be personally liable to indemnify the issuer trustee or make any payments to any other person in relation to the trusts except that there will be no limit on the Trust Manager's liability for any fraud, negligence or material breach of obligation by it in its capacity as the Trust Manager of the trusts.

The Note Trustee

         The note trustee has the duties and obligations of an indenture trustee under the Trust Indenture Act of 1939 to protect and enforce the rights of noteholders with respect to the notes and the underlying security. The note trustee and every other person properly appointed by it or to whom any of its functions are delegated under the note trust deed will be entitled to indemnification from the assets of the applicable trust against any loss, liability, expense, cost, damage, or demand incurred by, or made against, the note trustee arising out of, or in relation to, or in connection with, its appointment or the exercise of its functions, provided that the indemnification will not extend to any liability arising from any fraud, negligence or breach of trust by the note trustee.

         The note trustee will at all times be a corporation or association, organized and doing business under the laws of the United States of America, any individual State or the District of Columbia, authorized under those laws to exercise corporate trust powers, having a combined capital of at least U.S.$50,000,000, as set forth in its most recent published annual report of condition, and subject to supervision or examination by Federal or State authority. The note trustee may also, if permitted by the SEC, be organized under the laws of a jurisdiction other than the United States, provided that it is authorized under such laws to exercise corporate trust powers and is subject to examination by authority of such jurisdictions substantially equivalent to the supervision or examination applicable to a trustee in the United States.

         The note trustee may resign after giving at least three months written notice to the issuer trustee, the Trust Manager, the security trustee and each applicable rating agency, which written notice will expire no less than 30 days before any due date for payment of any notes. The issuer trustee may also remove the note trustee immediately by written notice to the note trustee and each rating agency if, among other things:

         o    the note trustee becomes insolvent;

         o    the note trustee ceases its business;

         o more than 50% of the issued share capital of the Note Trustee or the effective control of the Note Trustee alters from the position at the date of execution of the Note Trust Deed unless approved by the Trust Manager;

         o the note trustee fails to comply with any of its obligations under any Transaction Document with respect to the applicable trust and the issuer trustee determines that this failure has had, or if continued, will have, an "adverse effect," and if capable of remedy, the note trustee does not remedy this failure within 14 days after the earlier of the following:

         o    the note trustee becoming aware of this failure; and

         o receipt by the note trustee of written notice with respect to this failure from either the issuer trustee or the Trust Manager; or

         o the note trustee fails to satisfy any obligation imposed on it under the Trust Indenture Act of 1939 of the United States, as amended, with respect to a trust or the note trust deed.

         If there is an event of default under the notes, the note trustee may be required to resign by virtue of its obligations under the Trust Indenture Act of 1939. In addition, an Extraordinary Resolution of a class of notes may require the issuer trustee to remove the note trustee.

         Any resignation or removal of the note trustee and appointment of a successor note trustee will not become effective until acceptance of the appointment by a successor note trustee and confirmation by the rating agencies that such appointment will not cause a downgrading, qualification or withdrawal of the then current ratings of the notes.

The Security Trustee

         Duties and Liabilities of the Security Trustee

         The Master Security Trust Deed contains a range of provisions regulating the scope of the security trustee's duties and liabilities. These include the following:

         o The security trustee is not responsible for the adequacy or enforceability of the Master Security Trust Deed or other Transaction Documents.

         o The security trustee is not required to exercise its powers under the Master Security Trust Deed without being directed to do so by an Extraordinary Resolution of the Voting Secured Creditors, but may act, with prior written notice to the Voting Secured Creditors, in the best interests of the Secured Creditors of a trust.

         o The security trustee may rely on documents provided by the issuer trustee or Trust Manager and the advice of consultants and advisors.

         o The security trustee is not required to monitor whether an event of default under the Master Security Trust Deed has occurred or compliance by the issuer trustee or Trust Manager with the Transaction Documents.

         o The security trustee is not required to act unless its liability is limited in a manner satisfactory to it.

         o Unless required by a Transaction Document, the security trustee need not give Secured Creditors information concerning the issuer trustee which comes into the possession of the security trustee.

         o The security trustee has no duties or responsibilities except those expressly set out in the Master Security Trust Deed or the deed of charge.

         o The security trustee in its capacity as a secured creditor can exercise its rights and powers as such as if it were not acting as the security trustee. It and its affiliates may engage in any kind of business with the issuer trustee, the Trust Manager, other Secured Creditors and others as if it were not security trustee and may receive consideration for services in connection with any Transaction Document or otherwise without having to account to the Secured Creditors.

         Limitations of Actions by the Security Trustee

         The security trustee is not obliged to take any action, give any consent or waiver or make any determination under the Master Security Trust Deed or a deed of charge without being directed to do so by Extraordinary Resolution of the Voting Secured Creditors in accordance with the Master Security Trust Deed. The security trustee is not obligated to act unless it obtains an indemnity and funds have been deposited on behalf of the security trustee to the extent to which it may become liable for the relevant enforcement actions.

         If the security trustee convenes a meeting of the Voting Secured Creditors, or is required by an Extraordinary Resolution of the Voting Secured Creditors to take any action under the Master Security Trust Deed, and advises the Voting Secured Creditors that it will not act in relation to the enforcement of the Master Security Trust Deed and the relevant deed of charge unless it is personally indemnified by the Voting Secured Creditors to its reasonable satisfaction against all actions, proceedings, claims and demands to which it may render itself liable, and all costs, charges, damages and expenses which it may incur in relation to the enforcement of the Master Security Trust Deed and the relevant deed of charge and is provided funds to the extent to which it may become liable, including costs and expenses, and the Voting Secured Creditors refuse to grant the requested indemnity, or provide the security trustee funds, then the security trustee is not obliged to act in relation to that enforcement under the Master Security Trust Deed and the relevant deed of charge.

         The security trustee will not be liable for any decline in the value, nor any loss realized upon any sale or other dispositions made under the Master Security Trust Deed, of any secured property or any other property charged to the security trustee by any person in respect of or relating to the obligations of any person in respect of the issuer trustee or the secured money or relating in any way to the secured property or for any such decline in value directly or indirectly arising from its acting, or failing to act, as a consequence of an opinion reached by it, or for any omission, delay or mistake or any loss or irregularity in connection with any of its powers under the Master Security Trust Deed or a deed of charge, except for the fraud, negligence or breach of trust of the security trustee.

         The security trustee is not liable for any loss, costs, damages or expenses arising from its acts or omissions, or those of the issuer trustee or Trust Manager, or its reliance upon the issuer trustee or Trust Manager, to any Secured Creditor or other person except to the extent the security trustee is actually indemnified out of the secured property, or out of funds held for that purpose, or for any other act or omission on its part. The only exception is where and to the extent the relevant matter is due to the fraud, negligence or breach of trust of the security trustee.

                     Description of Transaction Documents

         The following summary describes the additional material terms of the core Transaction Documents to the extent not described in other parts of this prospectus. The summary is subject to the provisions of such Transaction Documents. Within fifteen days after the closing date for each series of notes, the Trust Manager will file with the SEC copies of each of the material Transaction Documents on a Current Report on Form 8-K.

Trust Accounts

         For each trust, the issuer trustee will establish and maintain pursuant to the Master Trust Deed and any related supplemental deed a relevant collections account with a bank meeting the requirements to be specified in the prospectus supplement relating to that trust and series of notes. The issuer trustee will open each collections account in its name and in its capacity as trustee of the trust. These accounts will not be used for any purpose other than for the applicable trust.

         The Trust Manager shall have the discretion and duty to recommend to the issuer trustee, in writing, the manner in which any moneys forming part of a trust shall be invested in Authorized investments and what purchases, sales, transfers, exchanges, collections, realizations or alterations of trust assets shall be effected and when and how the same should be effected. Each investment of moneys on deposit in a trust's accounts shall be in Authorized investments that will mature not later than the business day before the applicable payment date.

Pre-funding Account

         With respect to a series of notes under the Program, the issuer trustee may, on behalf of a trust, establish a pre-funding account relating to that issue of notes pursuant to the Master Trust Deed. A pre-funding arrangement will be applicable to a series of notes only if so specified in the related prospectus supplement. The issuer trustee may deposit all or a portion of the proceeds received by the issuer trustee in connection with the issue of one or more classes of notes of the related trust in the pre-funding account. The amount that may be initially deposited into a pre-funding account in relation to the aggregate principal amount of the notes issued in a trust will be specified in the related prospectus supplement. The amounts on deposit in any pre-funding account may be invested only in investments deemed acceptable by the rating agencies as consistent with the applicable ratings on the notes. The amounts on deposit in the pre-funding account will be used by the issuer trustee to purchase additional mortgage loans that could not be delivered by the Seller following the closing date for the related notes. The specified period for the acquisition by the issuer trustee of additional mortgage loans from the closing date for that series of notes will be specified in the related prospectus supplement. Any funds in the pre-funding account that are not used to purchase additional mortgage loans by the end of the specified period will be applied as a mandatory prepayment of the related class or classes of notes as specified in the related prospectus supplement. Any additional mortgage loans purchased by the issuer trustee will conform to the eligibility criteria. The underwriting standards for additional mortgage loans that will be acquired with amounts from the pre-funding account will comply with the standards set forth herein under "The Seller's Residential Mortgage Loan Program--Underwriting Process."

Interest Rate Swaps

         With respect to a series of notes issued under the Program, the issuer trustee may enter into one or more variable rate basis swaps and fixed rate basis swaps with one or more interest rate swap providers. The actual swap agreements may vary for each series of notes depending upon the types of mortgage loan products included in the related trust. Such swap agreements will be applicable to a series of notes only if so specified in the related prospectus supplement.

Currency Swaps

         With respect to a series of notes issued under the Program, the issuer trustee will enter into one or more currency swaps with one or more currency swap providers. Collections on the mortgage loans will be denominated in Australian dollars and amounts received under any variable rate basis swap and any fixed rate basis swaps are likely to be denominated in Australian dollars. However, in most instances, the payment obligations of the issuer trustee on the notes will be denominated in United States dollars and calculated on a different basis (for example, by reference to LIBOR). In these cases, to hedge its currency and basis exposure, the issuer trustee may enter into one or more swap agreements with the currency swap providers. The actual swap agreements may vary for each trust. The details of any such hedging or swap arrangement will be set forth in the prospectus supplement for that series of notes.

Interest Rate Cap or Floor Agreements

         With respect to a series of variable rate notes issued under the Program, the issuer trustee may enter into interest rate cap or interest rate floor agreements with one or more counterparties. Under the former, a counterparty will agree to make certain payments to the trust on each payment date on a calculated notional amount and at an annual rate equal to the excess, if any, of the designated index applicable to calculating interest on the variable note rates (e.g., LIBOR) for that accrual period over a specified rate for the related payment date (the "Strike Rate"). The Strike Rate may vary for each subsequent payment date based upon the terms of the cap agreement. The notional amount upon which payments under the cap agreement will be based will typically be an amount initially equal to the aggregate principal balance of the fixed rate mortgage loans included in the trust and thereafter will decline based upon an assumed rate of principal prepayments and an assumed rate of defaults or losses on such mortgage loans. The cap agreement will serve as a mechanism to limit the basis risk to a trust incurred as a result of the difference between interest collections on the fixed rate mortgage loan collateral and volatile or unforeseen increases in the index on which note interest payments are based.

         If provided in the prospectus supplement, the issuer trustee on behalf of a trust may enter into cap, collar, floor or other similar rate or price protection transaction or agreements.

The Master Security Trust Deed

         General

         The issuer trustee will grant a first ranking fixed and floating charge, registered with the Australian Securities and Investments Commission, over all of the assets of a trust in favor of the security trustee. Such charge will secure the issuer trustee's obligations to the noteholders, the Trust Manager, the security trustee, the Servicer, the Seller, the note trustee, any paying agent any swap provider, and any provider of a support facility. These secured parties are collectively referred to in the Transaction Documents for a series of notes as the "Secured Creditors."

         Nature of the Charge

         The security created by the Master Security Trust Deed and related deed of charge in relation to a trust is a "fixed and floating charge." It operates as a fixed charge over certain assets and a floating charge over other assets. In particular, it operates as a fixed charge over interests in real property (other than the mortgage loans), book debts, etc. It operates as a floating charge over the issuer trustee's interest in the mortgage loans, the proceeds of any book debts and all of the property secured under the charge not specifically referred to as being subject to the fixed charge. A floating charge over assets should be distinguished from a fixed charge over assets.

         A person may not deal with its assets over which it has granted a fixed charge without the consent of the person to whom the charge is granted (in this case, the security trustee). Fixed charges are usually given over real property, marketable securities and other assets which may not be disposed of or otherwise dealt with by such person.

         A floating charge does not attach to specific assets but instead "floats" over a class of assets which may change from time to time. The person granting the floating charge may deal with those assets and give third parties title to those assets free from any encumbrance, provided such dealings and transfers of title are in the ordinary course of the such person's business. The issuer trustee has agreed not to dispose of or create interests in the assets of any trust subject to a floating charge except as permitted by the Transaction Documents and the Trust Manager has agreed not to direct the issuer trustee to take any such actions. If the issuer trustee disposes of any of the trust assets, including any mortgage loan, as permitted by the Transaction Documents, the person acquiring the property will take it free of the floating charge. The floating charge granted over the trust assets will "crystallize," which means it becomes a fixed charge, upon the occurrence of specific events set out in the Master Security Trust Deed and the related deed of charge, including notice to the issuer trustee by the security trustee, or following an event of default under the Master Security Trust Deed. On crystallization of a floating charge, the issuer trustee may not deal with the assets of the trust without the consent of the security trustee.

         If a floating charge has crystallized, the security trustee may at any time release any asset from a fixed charge by notice to the issuer trustee and relevant rating agencies. Following that release, the asset will again be subject to the floating charge.

         Events of Default

         Events of default with respect to a particular series of notes will be specified in the related deed of charge and described in the related prospectus supplement for that series of notes. Such events of default in respect of a trust may include the following, but such list is not intended to be all inclusive:

         o the issuer trustee fails to pay or repay any amount due under any senior class of notes or any junior class of notes (after all senior classes of notes have been repaid or redeemed in full) or any Transaction Document within ten business days of the date for payment or repayment of such amount;

         o the issuer trustee is (for any reason) not fully entitled to exercise its right of indemnity against the assets of the trust and the circumstances are not rectified to the reasonable satisfaction of the security trustee within 14 days of notice;

         o the issuer trustee fails to perform or observe any other provisions, other than the obligations already referred to in this section, of a Transaction Document where such failure will have a Material Adverse Effect and such default is not remedied within 30 days after written notice from the security trustee requiring the failure to be remedied;

         o an Insolvency Event occurs relating to the issuer trustee, in its capacity as trustee of the trust, and the issuer trustee is not replaced (by either the Trust Manager or a replacement trustee) in accordance with the Master Trust Deed within 30 days of such Insolvency Event;

         o the charge created by the Master Security Trust Deed and the related deed of charge is not or ceases to be a first ranking charge over the assets of the trust, or is or becomes wholly or partly void, voidable or unenforceable;

         o all or any part of any Transaction Document, is terminated other than an interest rate swap, a redraw facility or a currency swap, in respect of a termination because of an action of a taxing authority or a change in tax law, or is or becomes void, illegal, invalid, unenforceable or of limited force and effect, or a party becomes entitled to terminate, rescind or avoid all or part of any Transaction Document, other than an interest rate swap, or a redraw facility or a currency swap, in respect of a termination because of an action of a taxing authority or a change in tax law; or

         o without the prior consent of the security trustee, that consent being subject, in accordance with the terms of the Master Security Trust Deed, to the prior written consent of the Secured
              Creditors:

              o the trust is wound up, or the issuer trustee is required to wind up the trust under the Master Trust Deed or applicable law, or the winding up of the trust commences;

              o the trust is held or is conceded by the issuer trustee not to have been constituted or to have been imperfectly constituted; or

              o the issuer trustee ceases to be authorized to hold the property of the trust in its name and perform its obligations under the Transaction Documents.

         Where the security trustee becomes aware of the occurrence of an event of default, it must:

         o notify the issuer trustee, the Secured Creditors and the rating agencies that to the extent the property secured by the charge was subject to a floating charge, the charge has taken effect as a fixed charge;

         o notify the Secured Creditors as to the nature of the event of default, and advise of any steps being taken to remedy the event of default; and

         o do such things as are necessary to convene a meeting of Voting Secured Creditors at which it shall seek directions from the Voting Secured Creditors by way of Extraordinary Resolution of such Voting Secured Creditors regarding the action it should take as a result of that event of default.

         Meetings of Voting Secured Creditors

         The Master Security Trust Deed contains provisions for convening meetings of the Voting Secured Creditors to enable the Voting Secured Creditors to direct or consent to the security trustee taking or not taking certain actions under the Master Security Trust Deed, including directing the security trustee to enforce the Master Security Trust Deed and the related deed of charge in respect of a trust.

         Voting Procedures

         Every question submitted to a meeting of Voting Secured Creditors shall be decided in the first instance by a show of hands. If a show of hands results in a tie, the chairman shall both on a show of hands and on a poll have a casting vote in addition to the vote or votes, if any, to which he may be entitled as a Voting Secured Creditor or as a representative. A representative is, in the case of any noteholder, a person or body corporate appointed as a proxy for that noteholder. On a show of hands, every person holding, or being a representative holding or representing other persons who hold, secured moneys shall have one vote except that any person attending as a proxy shall represent each noteholder who has directed the proxy to vote on its behalf under the note trust deed. On a poll, every person who is present shall have a number of votes calculated by dividing the outstanding principal balance of notes held by that person on the relevant day by A$10.

         A resolution of all the Voting Secured Creditors, including an Extraordinary Resolution, may be passed, without any meeting or previous notice being required, by an instrument or notes in writing which have been signed by the required majority of the Voting Secured Creditors.

         Enforcement of the Charge

         Upon the occurrence of an event of default or certain other events, including failure to pay certain taxes, the charge (to the extent it is not a fixed charge or has not already taken effect as a fixed charge) takes effect as a fixed charge immediately.

         The security trustee may then, upon receiving instructions from a meeting of Voting Secured Creditors, take action which may include:

         o    declaring secured money immediately due and payable;

         o    appointing a receiver;

         o selling secured property, if the security trustee has agreed to do so; or

         o such other steps as the Voting Secured Creditors may specify and the security trustee agrees to.

         The security trustee may, and if directed by no less than 90% of Voting Secured Creditors must, at any time after the charge has taken effect as a fixed charge, give notice to the issuer trustee that it no longer requires the charge to operate as a fixed charge over specified property.

         No Secured Creditor is entitled to enforce the charge under the Master Security Trust Deed and related deed of charge, or appoint a receiver or otherwise exercise any power conferred by any applicable law on charges, otherwise than in accordance with the Master Security Trust Deed and the related deed of charge unless the security trustee fails to act as obliged.

         The Note Trustee as Voting Secured Creditor

         The note trustee may, without the consent of the noteholders, determine that any condition, event or act which with the giving of notice, lapse of time or the issue of a certificate would constitute an event of default under the Master Security Trust Deed shall not, or shall not subject to specified conditions, be treated as such. The note trustee shall not exercise any of these powers in contravention of any express direction given in writing by noteholders representing at least 75% of the aggregate outstanding principal balance of the notes offered under this prospectus. Any modification to a Transaction Document, waiver, authorization or determination by the note trustee shall be binding on the noteholders and, unless the note trustee agrees otherwise, the Trust Manager on behalf of the issuer trustee shall notify the noteholders for the affected series of the modification, waiver, authorization or determination as soon as practicable thereafter.

         If an event of default under the Master Security Trust Deed occurs and is continuing, the note trustee shall deliver to each noteholder notice of the event of default within 90 days of the date of occurrence of the event of default, provided that, except in the case of a default in payment of interest and principal on the notes, the note trustee may withhold the notice if and so long as it determines in good faith that withholding the notice is in the interests of the relevant class of noteholders.

         The rights, remedies and discretion of the noteholders under the Master Security Trust Deed, including all rights to vote or give instructions or consents to the security trustee and to enforce its undertakings and warranties, may only be exercised by the note trustee on behalf of the noteholders except in the circumstances specified in the Master Security Trust Deed. The security trustee may rely on any instructions or directions given to it by the note trustee as being given on behalf of the noteholders without inquiry about compliance with the note trust deed.

         The note trustee shall not be bound to vote under the Master Security Trust Deed, or otherwise direct the security trustee under the Master Security Trust Deed or to take any proceedings, actions or steps under, or any other proceedings pursuant to or in connection with the Master Security Trust Deed, the note trust deed or any notes unless directed or requested to do so in writing by the noteholders representing at least 75% of the aggregate outstanding principal balance of the notes and then only if the note trustee is indemnified to its satisfaction against all action, proceedings, claims and demands to which it may render itself liable and all costs, charges, damages and expenses which it may incur by so doing.

         If any of the notes remain outstanding and are due and payable otherwise than by reason of a default in payment of any amount due on the notes, the note trustee must not vote under the Master Security Trust Deed to, or otherwise direct the security trustee to, dispose of the secured property unless either:

         o a sufficient amount would be realized to discharge in full all amounts owing to the noteholders, and any other amounts payable by the issuer trustee ranking in priority to or equal with the notes; or

         o the note trustee is of the opinion, reached after considering at any time and from time to time the advice of a merchant bank or other financial adviser selected by the note trustee, that the cash flow receivable by the issuer trustee or the security trustee under the Master Security Trust Deed will not, or that there is a significant risk that it will not, be sufficient, having regard to any other relevant actual, contingent or prospective liabilities of the issuer trustee, to discharge in full in due course all the amounts referred to in the preceding paragraph.

         Priorities under the Master Security Trust Deed

         The prospectus supplement for a series of notes will describe the order of priority in which the proceeds from the enforcement of the Master Security Trust Deed and the relevant deed of charge are to be applied.

         Upon enforcement of the charge created under a deed of charge and regulated by the Master Security Trust Deed, the net proceeds thereof may be insufficient to pay all amounts due on redemption to the Secured Creditors. Any claims of the Secured Creditors remaining after realization of the security and application of the proceeds as aforesaid shall, except in limited circumstances, be extinguished.

         Security Trustee's Expenses

         The issuer trustee shall reimburse the security trustee for all costs and expenses of the security trustee properly incurred in acting as security trustee.

         Retirement and Removal of the Security Trustee

         The security trustee may retire by giving not more than 90 days and not less than 30 days notice in writing to the issuer trustee and the Trust Manager, or such lesser time as may be agreed with those parties. If the security trustee does not propose a replacement in the notice given or by one month prior to the date of its proposed retirement, the Trust Manager is entitled to appoint a new security trustee.

         The security trustee covenants to retire as security trustee, and the Trust Manager may remove the security trustee if:

         o an Insolvency Event occurs in relation to the security trustee in its personal capacity;

         o the security trustee ceases to carry on business as professional trustee company;

         o there is a change of ownership of the security trustee of more than 50% or a change in effective management (without consent of the Trust Manager) such that the security trustee is no longer able to fulfill its duties and obligations;

         o the security trustee fails to remedy within 14 days after written notice by the Trust Manager any material breach of duty on the part of the security trustee; or

         o the Voting Secured Creditors pass an Extraordinary Resolution requiring the removal of the security trustee, pursuant to the terms of the Master Security Trust Deed.

         Upon retirement or removal of the security trustee (other than by resignation), the Trust Manager is entitled to and must use its best endeavors to appoint some other person whose appointment the rating agencies confirm will not have an adverse effect on the ratings of the notes.

         Amendment

         The issuer trustee, the Trust Manager, the note trustee and the security trustee may, following written notice to the applicable rating agencies amend the Master Security Trust Deed to, among other things, correct a manifest error or ambiguity or which in the opinion of the security trustee is necessary to comply with the provisions of any law or regulation. Certain amendments that may be prejudicial to Secured Creditors may only be effected with the consent of the relevant Secured Creditors.

The Servicing Agreement

         Servicing of the Mortgage Loans

         The Servicer is required to administer the mortgage loans in the following manner:

         o    in accordance with all applicable laws;

         o    in accordance with the Servicing Agreement;

         o with the same degree of diligence and care expected of an appropriately qualified and prudent servicer of similar financial products and custodian of documents; and

         o subject to the foregoing bullet points, according to the Servicer's procedures and policies for servicing the Seller's mortgage loans from time to time.

         The Servicer's actions in servicing the mortgage loans according to the relevant procedures and policies are binding on the issuer trustee. The Servicer is entitled to delegate its duties under the Servicing Agreement. The Servicer at all times remains liable for servicing the mortgage loans and the acts or omissions of any delegate.

         Powers

         The Servicer has the express power, among other things:

         o to waive any fees and break costs which may be collected in the ordinary course of servicing the mortgage loans or to arrange the rescheduling of interest due and unpaid following a default under any mortgage loans;

         o to waive any right in respect of the mortgage loans and related mortgages in the ordinary course of servicing the mortgage loans and related mortgages, including according to its normal collection procedures; and

         o to extend the maturity date of a mortgage loan beyond 30 years from the date of origination when required to do so by law or a government agency regardless of whether the extension may have an adverse effect.

         Undertakings by the Servicer

         The Servicer will undertake, among other things, the following:

         o if directed by the issuer trustee following a Title Perfection Event, to promptly take action to protect the issuer trustee's interest in, and title to, the mortgage loans and related mortgages in the mortgage pool;

         o to make reasonable efforts to collect all moneys due under those mortgage loans and related mortgages and pay them into the collections account not later than the time required to do so;

         o if a material default occurs relating to a mortgage loan, to take action according to its normal enforcement procedures to enforce the relevant mortgage loan and the related mortgage to the extent it determines to be appropriate;

         o to comply with the terms of any mortgage insurance policies, not do or omit to do anything, without the consent of the issuer trustee, which could be reasonably expected to prejudicially affect or limit its rights or the rights of the issuer trustee under or relating to a mortgage insurance policy, and promptly make a claim under any mortgage insurance policy when it is entitled to do so or is required to do so under the Transaction Documents in respect of a default and notify the Trust Manager when each claim of this type is made;

         o not to consent to the creation or existence of any security interest in favor of a third party in relation to any mortgaged property which would rank prior to or equal with the security trustee's interest in the related mortgage loan and mortgage or allow the creation or existence of any other security interest in the mortgaged property, unless priority arrangements are entered into with the third party under which the third party acknowledges that the mortgage loan and the related mortgage ranks ahead in priority to the third party's security interest on enforcement for an amount not less than the unpaid balance of the mortgage loan plus any additional amount the Servicer determines according to the Servicer's procedures manual or its ordinary course of business;

         o not, except as required by law, to release a borrower or otherwise vary or discharge any mortgage loan or mortgage where it would have an adverse effect;

         o to maintain in effect all qualifications, consents, licenses, permits, approvals, exemptions, filings and registrations as may be required under any applicable law in order properly to service the mortgage loans and mortgages and to perform or comply with its obligations under the Servicing Agreement;

         o to notify the issuer trustee, the rating agencies and the Trust Manager of any event which it reasonably believes is likely to have an adverse effect promptly after becoming aware of the event and notify the Trust Manager of anything else which the Trust Manager reasonably requires regarding any proposed modification to any mortgage loan or related mortgage; and

         o to provide such documents, records and information reasonably requested by the issuer trustee or the Trust Manager, and upon reasonable notice and at reasonable times to permit the issuer trustee to inspect the data and records in relation to the trust and the mortgage loan agreements, mortgages, certificates of title and other documents related to the mortgage loans.

         Performance of Services

         In performing any services under the Servicing Agreement in respect of a trust the Servicer shall consider whether its performance of these services does or does not have an adverse effect. The Servicer may ask the issuer trustee or the Trust Manager if any action or inaction on its part is reasonably likely to, or will, have an adverse effect, and may rely upon any statement by the issuer trustee or the Trust Manager to that effect. The Servicer shall not be liable for a breach of the Servicing Agreement, or be liable under any indemnity, in relation to any action or inaction on its part, where it has been notified by the issuer trustee or the Trust Manager that the action or inaction is not reasonably likely to, or will not have, an adverse effect.

         Servicing Compensation and Expenses

         The Servicer will receive a fee from the assets of the trust for servicing the mortgage loans. The Servicer must pay from that fee all reasonable expenses incurred in connection with servicing the mortgage loans including expenses related to collection of the serviced mortgage loans of a relevant Trust, but excluding (1) any, expenses relating to the enforcement and recovery of a mortgage loan or its related mortgaged property, provided that where the consent of an insurer is required in order for an expense to be reimbursed by that insurer, that consent must be obtained, and (2) any expenses reasonably and properly incurred by the Servicer in connection with enforcement and recovery of defaulted mortgage loans of a relevant Trust, including expenses relating to any court proceedings, arbitration or other dispute (all of which are reimburseable out of assets of the relevant Trust).

         Optional Repurchase of Defaulted Mortgage Loans

         If so specified in the prospectus supplement for a series of notes, subject to certain limitations contained in the Servicing Agreement, the Servicer will have the right and option, but not the obligation, to purchase for its own account any mortgage loan which becomes 90 days or more delinquent for a purchase price equal to the then current value of such mortgage loan (taking into account applicable insurance proceeds and other available resources). The Servicer is prohibited from exercising such option unless the purchase price for such defaulted loan equals the outstanding amount owed by the borrower, including accrued interest.

         Removal and Resignation of the Servicer

         The issuer trustee may only terminate the Servicer's appointment if the issuer trustee determines that any of the following "Servicer Termination Events" occurs:

         o    the Servicer suffers an Insolvency Event;

         o the Servicer fails to remit or pay any amount due by it within 10 business days of receipt of a notice to do so from the issuer trustee or Trust Manager, except where that amount is subject to a good faith dispute between the Servicer, the issuer trustee or the Trust Manager;

         o the Servicer fails to comply with any of its other obligations under any Transaction Document and such action has had, or, if continued will have, an adverse effect, as determined by the issuer trustee, and that failure is not remedied within 30 days after the Servicer becomes aware of that failure by receipt of notice;

         o any representation, warranty or certification made by the Servicer is incorrect when made and is not waived by the issuer trustee or remedied to the issuer trustee's reasonable satisfaction within 90 days after notice from the issuer trustee, and the issuer trustee determines that breach would have an adverse effect; or

         o it becomes unlawful for the Servicer to perform the services under the Servicing Agreement.

         If a Servicer Termination Event occurs, the issuer trustee must, upon notice to the Trust Manager, the Seller, the Servicer and the applicable rating agencies, terminate the rights and obligations of the Servicer in respect of a trust immediately and appoint an eligible successor Servicer. An eligible successor Servicer is a Servicer whose appointment will not materially prejudice the interests of noteholders. The issuer trustee shall act as the servicer and receive a fee for its services until an eligible successor servicer is appointed and agrees to act as the Servicer.

         With the exception of some limitations, the Servicer will indemnify the issuer trustee against any losses, liabilities, costs and expenses resulting from a Servicer Termination Event or a failure by the Servicer to perform its duties under the Servicing Agreement.

         The Servicer may voluntarily resign after giving three months notice, or such lesser period as agreed, to the applicable rating agencies, the Seller, the Trust Manager and the issuer trustee.

         Replacement of the Servicer

         The Trust Manager and the issuer trustee shall use reasonable efforts to find a suitably qualified person to act as Servicer whose appointment will not materially prejudice the interest of the noteholders. Until an eligible successor servicer is appointed, the Servicer must continue to act as the servicer and will be paid the servicing fee. If an eligible successor servicer has not agreed to act as servicer by the expiration of the three month notice period, the issuer trustee itself will act as the servicer and be entitled to a servicing fee.

         Document Custody

         The Servicer will be responsible for custody of the relevant documents for each mortgaged property, on behalf of the issuer trustee. The Servicer must hold these documents as custodian at the direction of the issuer trustee according to its standard safekeeping practices, and according to the procedures contained in the Servicing Agreement.

         The procedures contained in the Servicing Agreement include the following:

         o keeping the relevant documents for the mortgage loans in each mortgage pool separate from other documents held by the Servicer;

         o maintaining a record of the physical movement of the relevant documents; and

         o ensuring that the Servicer is capable of locating security packets containing the relevant documents.

         The Servicer will be audited by an independent auditor on an annual basis, and again within two months of that annual audit if any audit gives an adverse finding, in relation to its custodial procedures, identification of documents, security and tracking systems.

         The issuer trustee may terminate the Servicer's appointment as custodian if the following occurs:

         o the Servicer has not complied with the requirements of the Servicing Agreement to the satisfaction of its auditor and a further audit also results in an adverse finding by the auditor;

         o the long-term rating of the Servicer is downgraded below the rating levels specified in the Servicing Agreement;

         o the Servicer is in default under a Servicing Agreement between it and any other person, and by reason of the default that other person removes any documents in the Servicer's custody under the Servicing Agreement where that person would otherwise not have been entitled to do so; or

         o a Servicer Termination Event (as described above under "--Removal and Resignation of the Servicer") has occurred and continues to exist.

         If any of the events listed in the preceding section occurs, then, subject to certain exceptions, the Servicer must deliver the relevant documents and all other documents and records relating to the mortgage loans to the issuer trustee or a third party at the direction of the issuer trustee. If the Servicer has not done so within ten business days of the date of termination of the Servicing Agreement or such longer period as the issuer trustee in its reasonable discretion permits, the issuer trustee must commence legal action to recover the documents or enter the premises where the relevant documents are kept, take possession of and remove the relevant documents. The issuer trustee may, to the extent that it has information available to it to do so, lodge caveats regarding or take all such other action it considers necessary to protect its interests in the mortgage loans and related mortgages for which it does not hold the relevant documents. A caveat is a notice which is put on the relevant land title register to provide notice of a party's interest in the property.

         Amendment

         The Servicer, the issuer trustee and the Trust Manager may agree to amend the Servicing Agreement in writing after giving prior notice of the proposed amendment to the applicable rating agencies if such amendment, among other things:

         o is necessary or expedient to comply with or be consistent with the current provision of any statute, ordinance, regulation, by-law, or other statutory authority, or is necessary to conform to any change or amendment of any statute, regulation or other requirement of a government agency;

         o is made to correct a manifest error or is of a formal, technical or administrative nature only; or

         o is considered by the issuer trustee not to be materially prejudicial to the interests of noteholders, or any individual noteholder or group of noteholders.

         Termination of Servicing Agreement

         The Servicing Agreement will terminate in respect of a trust on the earlier of:

         o the date on which the Servicing Agreement is terminated in respect of that trust by the issuer trustee if a Servicer Termination Event occurs;

         o the date which is one month after the notes in relation to the related trust have been redeemed in full under the Transaction Documents and the issuer trustee ceases to have any obligation to any creditor in respect of that trust;

         o the date on which the issuer trustee replaces the Servicer with an eligible successor Servicer in respect of that trust; and

         o the date on which the Servicer is replaced after resigning or being removed in respect of that trust.

Modifications and Amendments

         The issuer trustee and the Trust Manager, with respect to the Master Trust Deed and the supplemental deed, or the issuer trustee, the Trust Manager and the note trustee, with respect to the note trust deed may by way of supplemental deed alter, add to or modify the Master Trust Deed, the supplemental deed or the note trust deed (as the case may be) without the consent of the noteholders or the beneficiary of the related trust, including:

         o to correct a manifest error or ambiguity, or if the amendment is of a formal, technical or administrative nature only;

         o in the event of an inconsistency between the provisions of any of the above named Transaction Documents and the description of the provisions in the related prospectus, to correct such inconsistency;

         o if the amendment is necessary to comply with the provisions of any law or regulation or with the requirements of any Australian governmental agency;

         o if the amendment is appropriate or expedient as a consequence of an amendment to any law or regulation or altered requirements of the government of any jurisdiction, any department, commission, office of any government or any corporation owned or controlled by any government, including, without limitation, an alteration, addition or modification which is appropriate or expedient as a consequence of the enactment of a statute or regulation or an amendment to any statute or regulation or ruling by the Australian Commissioner or Deputy Commissioner of Taxation or any governmental announcement or statement, in any case which has or may have the effect of altering the manner or basis of taxation of trusts generally or of trusts similar to any of the trusts established pursuant to the Program; or

         o if the amendment, in the opinion of the issuer trustee (in respect of the note trust deed or the supplemental deed) or the note trustee (in respect of the Master Trust Deed), is desirable to enable the provisions of the Master Trust Deed or the supplemental deed or the note trust deed (as the case may be) to be more conveniently, advantageously, profitably or economically administered or is otherwise desirable for any reason.

         However, where in the reasonable opinion of the note trustee or the issuer trustee, as the case may be, a proposed alteration, addition or modification to the Master Trust Deed or the supplemental deed (in the case of the issuer trustee) or the note trust deed (in the case of the note trustee) (as the case may be) is prejudicial or likely to be prejudicial to the interests of the noteholders or a class of noteholders or the Unit Holders (as the case may be), the alteration, addition or modification may only be effected by the issuer trustee or note trustee, as applicable, with the prior consent of the holders of 75% of the aggregate principal amount of the relevant class or classes of notes or with the prior written consent of the Unit Holders, as the case may be. The opinion of the issuer trustee or the note trustee as to whether a proposed alteration, addition or modification is prejudicial or likely to be prejudicial to the noteholders (or a class thereof) may be supported by either an Opinion of Counsel or by the written confirmation of the applicable rating agencies that such proposed amendment would not result in a downgrade or withdrawal of the rating then assigned to the notes (or the relevant class thereof).

                                Use of Proceeds

         The issuer trustee will apply all or substantially all of the net proceeds from the sale of each series of notes under the Program for one or more of the following purposes:

         o    to purchase the assets of the relevant trust;

         o to repay indebtedness which has been incurred to obtain funds to acquire the assets of the relevant trust; and

         o to pay costs of structuring and issuing the notes, including the costs of obtaining any credit enhancement.

                      Legal Aspects of the Mortgage Loans

         The following discussion is a summary of the material legal aspects of the Australian mortgage loans and mortgages. It is not an exhaustive analysis of the relevant law. Some of the legal aspects are governed by the laws of the applicable State or Territory. Laws may differ between States and Territories. The summary does not reflect the laws of any particular jurisdiction or cover all relevant laws of all jurisdictions in which a mortgaged property may be situated, although it reflects the material aspects of the laws of New South Wales (except where it expressly provides otherwise), without referring to any specific legislation of that state. In the event that the laws of a particular jurisdiction having a high concentration of mortgaged properties are material to prospective investors of a series of notes, the applicable laws of that jurisdiction, to the extent material to investors and not addressed under this "Legal Aspects of the Mortgage Loans", will be summarized in the prospectus supplement for that series of notes.

General

         There are two parties to a mortgage. The first party is the mortgagor, who is either the borrower and homeowner or, where the relevant loan is guaranteed and the guarantee is secured by a mortgage, the guarantor. The mortgagor grants the mortgage over their property. The second party is the mortgagee, who is the lender. Generally, each mortgage loan will be secured by a mortgage which has a first ranking priority over all other mortgages granted by the relevant borrower and over all unsecured creditors of the borrower, except in respect of certain statutory rights such as some rates and taxes, which are granted statutory priority. All mortgage loans securitized under the Program will be secured by either first or second ranking registered mortgage. Each mortgagor is prohibited under the mortgage documents from creating another mortgage or other security interest over the relevant mortgaged property without the consent of the lender.

Types of Security

         All mortgage loans in respect of which the borrower is a resident of a State or Territory of Australia must be secured by a mortgage over one of the following types of interest in land.

         Torrens Title

         Torrens title is the most common form by which title to land is held in Australia. Torrens title is normally freehold title or leasehold title, interests in which are created by registration in one or more central land registries of the relevant state or territory. Interests are created by registration in a register maintained by the land titles office of the relevant state or territory. A certificate of title will generally be issued to the proprietor of the land. Entry in the register (held with the land titles office) of a mortgage creates (except in the case of fraud) an indefeasible interest in the land.

         Any dealing with the relevant land is carried out by pro forma instruments which become effective on registration.

         Ordinarily the relevant certificate of title, or any registered plan referred to in it, will reveal the position and dimensions of the land, the present owner, and any leases, mortgages, registered easements and other dealings to which it is subject. The certificate is conclusive evidence, except in limited circumstances, such as fraud, of the matters stated in it. Some Torrens title property securing mortgage loans will be "strata title" or "urban leasehold".

         Strata Title

         Strata title is a system of a title (under Torrens title) under which land is divided into a number of units (similar to condominiums in the United States) and is governed by the laws of the state or territory in which the property is situated. The proprietor has title to a unit of that land and may freely deal with that unit. Certain parts of the property, such as the land on which the building is erected, the stairwells, entrance lobbies, are referred to as "common property" and are held by a "body corporate" for the benefit of the individual proprietors. All proprietors are members of the body corporate, which is vested with the control, management and administration of the common property and the strata scheme generally, including the regulations governing the apartment block, for the benefit of the proprietors.

         Only Torrens title land can be the subject of strata title in this way, and so the provisions referred to in this section in relation to Torrens title apply to the title in an apartment unit held by a strata proprietor.

         Urban Leasehold

         All land in the Australian Capital Territory is owned by the Commonwealth of Australia and is subject to a leasehold system of land title known as urban leasehold. Mortgaged property in that jurisdiction comprises a Crown lease, and developments of the land are subject to the terms of that lease. A Crown lease is any right, power or privilege over, or in connection with land, granted by the Commonwealth, a State or a Territory or an authority of the Commonwealth, a State or a Territory. The lease is granted under a statutory law of the Commonwealth, State or Territory for a certain purpose.

         Any lease of this type:

              (1) cannot have a term exceeding 99 years, although the term can be extended under a straightforward administrative process in which the only qualification to be considered is whether the land may be required for a public purpose; and

              (2) where it involves residential property, is subject to a nominal rent of 5 cents (Australian) per annum on demand.

         Urban leasehold land is held under Torrens title. The borrower's leasehold interest in the land is entered in a central register and the borrower may deal with its leasehold interest, including granting a mortgage over the property, without consent from the government.

         In all cases where mortgaged property consists of a leasehold interest, the unexpired term of the lease must exceed the term of the mortgage loan secured by that mortgaged property.

         Some leasehold property may become subject to native title claims. Native title was only recognized by Australian courts in 1992. Native title to particular property is based on the traditional laws and customs of indigenous Australians and is not necessarily extinguished by grants of Crown leases over that property. The extent to which native title exists over property, including property subject to a Crown lease, depends on how that property was previously used by the indigenous claimants asserting native title, and whether the native title has been extinguished by the granting of the leasehold interest. To give statutory recognition to indigenous Australians' common law rights and to resolve a number of land management issues, the Commonwealth legislated the Native Title Act in 1993 of Australia, and amended it in 1998. The amended Native Title Act contains a schedule of tenures that extinguish native title, which includes residential leases. Although there are a number of test cases before the courts, the current view is that a lease entered into on or before 23 December 1996 which confers the right of exclusive possession over the property, which is typically the case with residential leases, will extinguish native title over the relevant property. Whether a lease confers exclusive possession will depend on a construction of the lease and the legislation under which the lease was granted.

         Old System Title

         Old System Title is another form of freehold title. Here, interests are created by deeds between parties, or by will. Proof of title involves searching back for a number of years to establish an unbroken "chain" of title.

         Company Title

         Company title is an exclusive right conferred by a home unit company on a shareholder to occupy a particular part of a building which the company owns. The shareholder has a contractual right against the home unit company but does not acquire ownership of that part of the building which he or she occupies pursuant to the ownership of the shares.

Taking Security over Land

         The law relating to the granting of securities over real property in Australia is complicated by the fact that each State and Territory has separate governing legislation. The following is a summary of the material issues involved in taking security over land in Australia.

         Under Torrens title, registration of a mortgage using the prescribed form executed by the mortgagor is required in order for the mortgagee to obtain both the remedies of a mortgagee granted by statute and the relevant priorities against other Secured Creditors. To this extent, the mortgagee is said to have a legal or registered title. However, registration does not transfer title in the property, and the mortgagor remains as legal owner; in short, the Torrens mortgage operates as a statutory charge. The mortgagee does not obtain an estate in the property but does have an interest in the land which is marked on the register and the certificate of title for the property. A search of the register by any subsequent creditor or proposed creditor will reveal the existence of the prior mortgage.

         In most States and Territories, a mortgagee will retain a duplicate certificate of title which mirrors the original certificate of title held at the relevant land registry office. Although the certificate is not a document of title as such, the procedure for replacement is sufficiently onerous to act as a deterrent against most mortgagor fraud. Failure to retain the certificate may in certain circumstances constitute negligent conduct resulting in a postponement of the mortgagee's priority to a later Secured Creditor.

         In Queensland and the Northern Territory, duplicate certificates of title are no longer issued to mortgagees as a matter of practice. A record of the title is stored on computer at the land registry office and the mortgage is registered on that computerized title.

         Once the mortgagor has repaid his or her debt, a discharge executed by the mortgagee is lodged with the relevant registrar by the mortgagor or the mortgagee, and the mortgage is noted as having been discharged.

         A lender may also take a second ranking mortgage over real property in Australia. This discussion assumes that each of the first and second ranking mortgages are registered with the relevant land titles office.

         The consent of the holder of the first ranking mortgage is generally required for the granting of a second ranking mortgage and a priority agreement may be entered into between the mortgagees. The priority agreement will generally regulate the enforcement and sale process in respect of the related property and the application of the sale proceeds between the first and second ranking mortgages.

         If no such priority agreement is entered into, then the holder of a second ranking mortgage may commence the enforcement and sale process in respect of the related property, without the consent or control of the holder of the first ranking mortgage, but upon the sale of the related property will be required to obtain the release of the first ranking mortgage from the related property, by payment of all amounts secured to the first mortgage. Equally, the holder of the first ranking mortgage may take these actions and is required only to account to the holder of a second ranking mortgage for any sale proceeds that exceed the amount due to the holder of the first ranking mortgage.

         In each case, the sale proceeds are generally applied first towards repayment of all amounts due to the holder of the first ranking mortgage. The holder of the second ranking mortgage is entitled to the sale proceeds only to the extent that all amounts due to the holder of the first ranking mortgage have been paid in full.

                      Enforcement of Registered Mortgages

Enforcement Generally

         The law relating to the enforcement of registered mortgages over real properties in Australia is complicated by the fact that each State or Territory has separate governing legislation. The following is a summary of the material issues involved in enforcing registered mortgages in Australia.

         Subject to the discussion in this section, if a borrower defaults under a mortgage loan, the loan documents provide that all moneys under the mortgage loan become due and payable either, in limited circumstances, immediately, or otherwise after a default notice has been given and the default has not been remedied within a prescribed period of time (generally at least 30 days). The lender then has a number of remedies, including the right to sue to recover all outstanding principal, interest and fees under the borrower's personal covenant to repay the amounts set out in the loan documents.

         In addition, the lender may enforce a registered mortgage in a number of ways. They include:

         o selling the property: This power of sale is usually expressly contained in the mortgage documents, and is also implied in registered mortgages under the relevant Torrens title legislation. The Torrens title legislation prescribes certain forms and periods of notice to be given to the mortgagor prior to enforcement. The mortgagee is under certain duties in the conduct of the sale. The sale may be by public auction or private treaty. Once registered, the purchaser of property sold pursuant to a mortgagee's power of sale becomes the absolute owner of the property;

         o leasing the property. The lender may, in limited circumstances, lease the property to third parties;

         o entering into possession of the property. If it does so, it does so in its own right and not as agent of the mortgagor, and so may be personally liable for mismanagement of the property and to third parties as occupier of the property. The mortgagee may apply rent or profits received from the possession of the property in satisfaction of the amount owing in respect of the mortgage loan and the related mortgage or it may sell the property. Upon taking possession, the mortgagee has a number of duties including the duty to account, to realize assets conscientiously, to get in rents and other income, to improve the property and make repairs, and to maintain the security for the benefit of the guarantor (if any);

         o foreclosing on the property. Under foreclosure procedures, the mortgagor's right, title and interest in the property is extinguished (including any right to redeem the mortgage) so that the mortgagee becomes the absolute owner of the property. This remedy is, because of procedural constraints, rarely used except where the value of the loan outstanding is higher than the value of the property likely to be realized by the sale. In such a case the mortgagee may then consider it worthwhile to take title to the property in satisfaction of the debt and wait for the market to improve to recoup the outstanding loan. However, if the mortgagee forecloses on the property, it loses the right to sue the borrower under the personal covenant to repay and can look only to the value of the property for satisfaction of the debt. This enforcement option is rarely, if ever, used in the case of Australian residential mortgage loans;

         o appointing a receiver to deal with the property or with income from the property or exercise other rights delegated to the receiver by the mortgagee. A receiver will generally manage and administer the property in the interests of the mortgagee in order to preserve the mortgagee's security and set off the income from the property against payments due under the mortgage loan and the related mortgage. A receiver is the agent of the mortgagor and so, unlike when the mortgagee enters possession of property, in theory the mortgagee is not liable for the receiver's acts or as occupier of the property. In practice, however, the receiver will require indemnities from the mortgagee that appoints it; or

         o obtaining an order for judicial sale under an application to the relevant Court. This remedy is rarely used, as most mortgage documents now contain express provisions allowing the mortgagee to sell the property, or the mortgagee has the power to do so under the relevant Torrens title legislation. It is likely to only be used where the mortgage document does not itself confer the requisite power to sell the property, such as where an equitable mortgage over land is created by the deposit of title deeds.

         A mortgagee's ability to call in all amounts under a mortgage loan or enforce a mortgage which is subject to the Australian Consumer Credit Code is limited by various demand and notice procedures which must be followed. For example, as a general rule enforcement cannot occur unless the relevant default is not remedied within 30 days after a default notice is given. Borrowers may also be entitled to initiate negotiations with the mortgagee for a postponement of enforcement proceedings.

Penalties and Prohibited Fees

         Australian courts will not enforce a borrower's obligation to pay interest on a default or delinquent payment if the interest rate charged on default is seen to be a "penalty." Some jurisdictions prescribe a maximum recoverable interest rate. However, most do not specify what is a penalty; in those circumstances, whether a rate is a penalty will be determined by such factors as prevailing market interest rates. The Australian Consumer Credit Code does not impose a limit on the rate of default interest. However, legislation in New South Wales, Queensland, South Australia, Western Australia, the Australian Capital Territory and the Northern Territory prevents a lender from recovering interest under a consumer loan at a rate that exceeds 48% per annum while in Victoria, a mortgage is void if the interest rate under the relevant loan exceeds 30% and the loan contract itself is unenforceable if the interest rate exceeds 48% per annum. In addition, throughout Australia, if a rate is too high, the borrower may be entitled to have the loan agreement reopened on the ground that it is unjust. Under the Corporations Law of the relevant Australian jurisdiction, the liquidator of a company may avoid a loan under which an extortionate interest rate is levied.

         The Australian Consumer Credit Code requires that any fee or charge to be levied in connection with the mortgage loan must be authorized, and sometimes specified in the contract, otherwise it cannot be levied. The regulations under the Australian Consumer Credit Code may also prohibit certain fees and charges. The Australian Consumer Credit Code also requires that establishment fees, termination fees and prepayment fees be reasonable, or they may be reduced or set aside.

Bankruptcy

         The insolvency of a natural person is governed by the provisions of the Bankruptcy Act 1966 of Australia, which is a Federal statute. Generally, Secured Creditors of a natural person, such as mortgagees under real property mortgages, stand outside the bankruptcy. That is, the property of the bankrupt which is available for distribution by the trustee in bankruptcy does not include the secured property. The Secured Creditor may prove, or file a claim, in the bankruptcy proceeding as an unsecured creditor in a number of circumstances, including if they have realized the related mortgaged property and their debt has not been fully repaid, in which case they can prove for the unpaid balance.

         Certain dispositions of property by a bankrupt may be avoided by a trustee in bankruptcy. These include where:

         (a)  the disposition was made to defraud creditors; or

         (b) the disposition was made by an insolvent debtor within 6 months of the petition for bankruptcy and that disposition gave a preference to an existing creditor over at least one other creditor.

         The insolvency of a company is governed by the Corporations Law of the relevant Australian jurisdiction. Again, Secured Creditors generally stand outside the insolvency. However, a liquidator may avoid a mortgage which is voidable under the Corporations Law because it is an uncommercial transaction, or an unfair preference to a creditor or a transaction for the purpose of defeating creditors, and that transaction occurred:

         (a) when the company was insolvent, or an act was done to give effect to the transaction when the company was insolvent, or the company became insolvent because of the transaction or the doing of an act to give effect to the transaction; and

         (b)  within a prescribed period before the winding up of the company.

         The liquidator may also avoid a loan under which an extortionate interest rate is levied.

Environmental Considerations

         Real property which is mortgaged to a lender may be subject to unforeseen environmental problems, including land contamination. Environmental legislation which deals with liability for such problems exists at both State and Federal levels, although the majority of relevant legislation is imposed by the States. No Australian statute expressly imposes liability on "passive" lenders or security holders for environmental matters, and some States expressly exclude such liability. However, liability in respect of environmentally damaged land, including the cost of rectifying the damage, may attach to a person who is, for instance, an owner, occupier or person in control of the relevant property. In some but not all States, lenders are expressly excluded from the definitions of one or more of these categories.

         Merely holding security over property does not convert a lender into an occupier. However, a lender or receiver who takes possession of contaminated mortgaged property or otherwise enforces its security may be liable as an occupier.

         Some environmental legislation provides that security interests may be created over contaminated or other affected property to secure payment of the costs of any necessary rectification of the property. The security interests may have priority over pre-existing mortgages.

         To the extent that the issuer trustee or a receiver appointed on the issuer trustee's behalf incurs any of these liabilities, it will be entitled to be indemnified out of the assets of the trust.

Tax Treatment of Interest on Australian Mortgage Loans

         Under Australian law, interest on loans used to purchase a person's primary place of residence is not ordinarily deductible for taxation purposes. Conversely, interest payments on loans and other non-capital expenditures relating to non-owner occupied residential properties that generate taxable income are generally allowable as tax deductions.

The Seller as Mortgagee

         The Seller is, and until a Title Perfection Event occurs intends to remain, the registered mortgagee of all the mortgages. The borrowers and guarantors will not be aware of the equitable assignment of the mortgage loans and mortgages to the issuer trustee.

         Prior to any Title Perfection Event, the Servicer will undertake any necessary enforcement action with respect to defaulted mortgage loans and mortgages. Following a Title Perfection Event, the issuer trustee is entitled, under an irrevocable power of attorney granted to the issuer trustee by the Seller, to be registered as mortgagee of the mortgages. Until that registration is achieved, the issuer trustee or the Trust Manager is entitled, but not obligated, to lodge caveats on the register to publicly notify its interest in the mortgages.

Insolvency Considerations

         Each equitable assignment of the mortgage loans is designed to mitigate insolvency risk. For example, the equitable assignment of the mortgage loans by the Seller to the issuer trustee, should ensure that the mortgage loans are not assets available to the liquidator or creditors of the Seller in the event of the Seller's insolvency. Similarly, the assets in the trust should not be available to creditors of the issuer trustee in its personal capacity or as trustee of any other trust in the event of an insolvency of the issuer trustee.

         If an Insolvency Event occurs with respect to the issuer trustee, the Master Security Trust Deed and the deed of charge may be enforced by the security trustee at the direction of the Voting Secured Creditors. The security created by the Master Security Trust Deed and the related deed of charge in respect of a trust will stand outside any liquidation of the issuer trustee of the relevant trust, and the assets the subject of that deed of charge will not be available to the liquidator or any creditor of the issuer trustee of the relevant trust, other than a creditor which has the benefit of the Master Security Trust Deed and the related deed of charge in respect of a trust, until the secured obligations have been satisfied. The proceeds of enforcement of the Master Security Trust Deed and the related deed of charge in respect of a trust are to be applied by the security trustee as set out in the supplemental deed for the relevant trust. If the proceeds from enforcement of the Master Security Trust Deed and the related deed of charge are not sufficient to redeem the notes in full, some or all of the noteholders will incur a loss.

                        Australian Consumer Credit Code

         The Australian Consumer Credit Code is the substantially identical governing legislation of each State or Territory in Australia. The following is a summary of certain of the material provisions of the Australian Consumer Credit Code that may affect the mortgage loans and the issuer trustee. The majority of the mortgage loans located in Australia are regulated by the Australian Consumer Credit Code. Mortgage loans which are unregulated by the Australian Consumer Credit Code are unregulated by Australian statute. Under the Australian Consumer Credit Code, a borrower has the right to apply to a court to do the following, among other things:

         (a) vary the terms of a mortgage loan on the grounds of hardship or because it is an unjust contract (guarantees and mortgages can also be varied on grounds that they are unjust);

         (b) reduce or cancel any interest rate payable on a mortgage loan if the interest rate is changed in a way which is unconscionable;

         (c) have certain provisions of a mortgage loan which are in breach of the Australian Consumer Credit Code declared unenforceable;

         (d) obtain an order for a civil penalty against the lender in relation to a breach of certain key requirements of the Australian Consumer Credit Code, the amount of which may be set off against any amount payable by the borrower under the applicable mortgage loan; or

         (e) obtain additional restitution or compensation from the lender for breaches of the Australian Consumer Credit Code in relation to a mortgage loan or mortgage (guarantors may also obtain restitution or compensation for breaches of the Australian Consumer Credit Code in relation to mortgages or guarantees).

         The issuer trustee will become liable for compliance with the Australian Consumer Credit Code if it acquires legal title to the mortgage loans. It will take this legal title subject to any breaches of the Australian Consumer Credit Code by the relevant lender. In particular, once the issuer trustee acquires legal title it may become liable to orders of the type referred to in (d) and (e) above in relation to breaches of the Australian Consumer Credit Code. Criminal fines may be imposed on the Seller in respect of breaches of the Australian Consumer Credit Code by it while it held legal title to the mortgage loans. In addition, a mortgagee's ability to enforce a mortgage which is subject to the Australian Consumer Credit Code is limited by various demand and notice procedures which must be followed. Any order under the Australian Consumer Credit Code may affect the timing or amount of interest or principal payments or repayments under the relevant mortgage loan, which might in turn affect the timing or amount of interest or principal payments or repayments to the noteholders under the notes in respect of a trust. For example, as a general rule enforcement cannot occur unless the relevant default is not remedied within 30 days after a default notice is given. Borrowers may also be entitled to initiate negotiations with the mortgagee for a postponement of enforcement proceedings.

         The Seller will indemnify the issuer trustee against any loss that the issuer trustee may incur as a result of a failure by the relevant Seller to comply with the Australian Consumer Credit Code in respect of a mortgage loan or related mortgage.

         The Seller will give certain representations and warranties that the mortgage loans and related mortgagees which it assigns to the issuer trustee comply in all material respects with the Australian Consumer Credit Code in force at the time documents were executed. The Servicer of the relevant trust will undertake to comply with the Australian Consumer Credit Code in connection with servicing the mortgage loans and related mortgages where failure to do so would result in an event which will materially and adversely affect the amount of any payment to be made to any noteholder of a trust, or will materially and adversely affect the timing of such payment. In some circumstances, the issuer trustee of a trust may have the right to claim damages from the Seller or the Servicer, as the case may be, where that issuer trustee suffers a loss in connection with a breach of the Australian Consumer Credit Code which is caused by a breach of a relevant representation or undertaking.

            Material United States Federal Income Tax Consequences

Overview

         The following is a summary of the material United States Federal income tax consequences of the purchase, ownership and disposition of the notes of any series or class by investors who are subject to United States Federal income tax on a net basis. This summary is based upon current provisions of the Internal Revenue Code of 1986 of the United States (the "Code"), as amended, proposed, temporary and final Treasury regulations under the Code, and published rulings and court decisions, all of which are subject to change, possibly retroactively, or to a different interpretation at a later date by a court or by the Internal Revenue Service (the "IRS"). The parts of this summary which relate to matters of law or legal conclusions represent the opinion of Sidley Austin Brown & Wood LLP, special United States Federal income tax counsel for the Trust Manager and are as qualified in this summary. We have not sought and will not seek any rulings from the IRS about any of the United States Federal income tax consequences we discuss, and we cannot assure you that the IRS will not take contrary positions.

         Sidley Austin Brown & Wood LLP has prepared or reviewed the statements under the heading "Material United States Federal Income Tax Consequences" and is of the opinion that these statements discuss all material United States Federal income tax consequences to investors of the purchase, ownership and disposition of the notes. However, the following discussion does not discuss, and Sidley Austin Brown & Wood LLP is unable to opine as to, the unique tax consequences of the purchase, ownership and disposition of the notes by investors that are given special treatment under the United States Federal income tax laws, including:

         o    banks and thrifts,

         o    insurance companies,

         o    regulated investment companies,

         o    dealers in securities,

         o investors that will hold the notes as a position in a "straddle" for tax purposes or as a part of a "synthetic security," "conversion transaction" or other integrated investment comprised of the notes and one or more other investments,

         o    foreign investors,

         o    trusts and estates, and

         o pass-through entities, the equity holders of which are any of the foregoing.

         Additionally, the discussion regarding the notes is limited to the United States Federal income tax consequences to the initial investors who will hold the notes as "capital assets" within the meaning of Section 1221 of the Code and does not address the United States Federal income tax consequences with respect to notes purchased in the secondary market.

         It is suggested that prospective investors consult their own tax advisors about the United States Federal, State, local, foreign and any other tax consequences specific to them of the purchase, ownership and disposition of the notes, including the advisability of making any election discussed under "Market Discount."

         It is anticipated that the issuer trustee will not be indemnified for any United States Federal income taxes that may be imposed upon it, and any imposition of such taxes on the trust could result in a reduction in the amounts available for distributions to the holders of notes.

         We will agree, and if you purchase notes of any class or series, you will agree by your purchase of the notes, to treat the notes as debt for United States Federal, State and local income and franchise tax purposes. Each noteholder, by the acceptance of a note, will agree to treat the notes as indebtedness for Federal income tax purposes.

Original Issue Discount, Indexed Securities, etc.

         The discussion below assumes that all payments on the notes are denominated in U.S. dollars and that the notes are not indexed securities or strip notes. Additionally, the discussion assumes that the interest formula for the notes meets the requirements for "qualified stated interest" under Treasury regulations, called the "OID Regulations," relating to original issue discount, or "OID." This discussion assumes that any original issue discount on the notes is a de minimis amount, within the meaning of the OID Regulations. Under the OID Regulations, an Offered Note will be considered issued with OID if its "stated redemption price at maturity" exceeds its "issue price" (i.e., the price at which a substantial portion of the Offered Notes is first sold (not including sales to the Underwriters)) by an amount equal to or greater than 0.25 per cent. of that Note's stated redemption price at maturity multiplied by that Note's weighted average maturity ("WAM"). In general, an Offered Note's "stated redemption price at maturity" is the sum of all payments to be made on the Offered Note other than payments of "qualified stated interest." The WAM of a Note is computed based on the number of full years each distribution of principal (or other amount included in the stated redemption price at maturity) is scheduled to be outstanding. The schedule of those likely distributions should be determined in accordance with the assumed rate of prepayments (the "Prepayment Assumption") used in pricing the Offered Notes. Further, if the notes have any original issue discount, it will be de minimis if it is less than 1/4% of the principal amount of the offered notes multiplied by the number of full years included in their term.

Interest Income on the Offered Notes

         Based on the above assumption, except as discussed below, the notes will not be considered issued with OID. If you buy notes, you will be required to report as ordinary interest income the stated interest on the notes when received or accrued in accordance with your method of tax accounting. Under the OID Regulations, if you hold a note issued with a de minimis amount of OID, you must include this OID in income, on a pro rata basis, as principal payments are made on the note. If you purchase a note for more or less than its principal amount, you will generally be subject, respectively, to the premium amortization or market discount rules of the Code, discussed below.

Sale of Offered Notes

         If you sell a note, you will recognize gain or loss in an amount equal to the difference between the amount realized on the sale, other than amounts attributable to, and taxable as, accrued interest, and your adjusted tax basis in the note. Your adjusted tax basis in a note will equal your cost for the note, decreased by any amortized premium and any payments other than interest made on the note and increased by any market discount or OID included in your income. Any gain or loss will generally be a capital gain or loss, other than amounts representing accrued interest or market discount, and will be long-term capital gain or loss if the note was held as a capital asset for more than one year. In the case of an individual taxpayer, the maximum long-term capital gains tax rate is lower than the maximum ordinary income tax rate. Any capital losses realized may be deducted by a corporate taxpayer only to the extent of capital gains and by an individual taxpayer only to the extent of capital gains plus $3,000 of other U.S. income.

Market Discount

         You will be considered to have acquired a note at a "market discount" to the extent the issue price of the note exceeds the amount you paid for the note, unless the excess does not exceed a prescribed de minimis amount. If the excess exceeds the de minimis amount, you will be subject to the market discount rules of Sections 1276 and 1278 of the Code with regard to the note.

         In the case of a sale or other disposition of a note subject to the market discount rules, Section 1276 of the Code requires that gain, if any, from the sale or disposition be treated as ordinary income to the extent the gain represents market discount accrued during the period the note was held by you, reduced by the amount of accrued market discount previously included in income. In addition, if you dispose of a note by gift, and in certain other circumstances, you may be required to recognize market discount income computed as if the note had been sold for its fair market value.

         In the case of a partial principal payment on a note subject to the market discount rules, Section 1276 of the Code requires that the payment be included in ordinary income to the extent the payment does not exceed the market discount accrued during the period the note was held by you, reduced by the amount of accrued market discount previously included in income.

         Generally, market discount accrues under a straight line method, or, at the election of the taxpayer, under a constant interest rate method. However, in the case of bonds with principal payable in two or more installments, such as the notes, the manner in which market discount is to be accrued will be described in Treasury regulations not yet issued. Until these Treasury regulations are issued, you should follow the explanatory Conference Committee Report to the Tax Reform Act of 1986 of the United States for your accrual of market discount. This Conference Committee Report indicates that holders of these obligations may elect to accrue market discount either on the basis of a constant interest rate or as follows:

         o for those obligations that have OID, market discount shall be deemed to accrue in proportion to the accrual of OID for any interest period; and

         o for those obligations which do not have OID, the amount of market discount that is deemed to accrue is the amount of market discount that bears the same ratio to the total amount of remaining market discount that the amount of stated interest paid in the interest period bears to the total amount of stated interest remaining to be paid on the obligation at the beginning of the interest period.

         Under Section 1277 of the Code, if you incur or continue debt that is used to purchase a note subject to the market discount rules, and the interest paid or accrued on this debt in any taxable year exceeds the interest and OID currently includible in income on the note, deduction of this excess interest must be deferred to the extent of the market discount allocable to the taxable year. The deferred portion of any interest expense will generally be deductible when the market discount is included in income upon the sale, repayment, or other disposition of the indebtedness.

         Section 1278 of the Code allows a taxpayer to make an election to include market discount in gross income currently. If an election is made, the previously described rules of Sections 1276 and 1277 of the Code will not apply to the taxpayer.

         Due to the complexity of the market discount rules, we suggest that you consult your tax advisors as to the applicability and operation of these rules.

Premium

         You will generally be considered to have acquired a note at a premium if the amount you pay for the note exceeds the sum of all amounts payable on the note after the purchase date other than payments of qualified stated interest. In that event, if you hold a note as a capital asset, you may amortize the premium as an offset to interest income under Section 171 of the Code, with corresponding reductions in your tax basis in the note if you have made an election under Section 171 of the Code. Generally, any amortization is on a constant yield basis. However, in the case of bonds with principal payable in two or more installments, like the notes, the previously discussed conference report, which indicates a Congressional intent that amortization be in accordance with the rules that will apply to the accrual of market discount on these obligations should be followed.

Backup Withholding Taxes

         Backup withholding taxes will be imposed on payments to you at the rate of 30.5%, which rate is scheduled to be reduced periodically through 2006, on interest paid, and OID accrued, if any, on the notes if, upon issuance, you fail to supply the Trust Manager or its broker with a certified statement, under penalties of perjury, containing your name, address, correct taxpayer identification number, and a statement that you are not required to pay backup withholding. Exempt investors, such as corporations, tax-exempt organizations, qualified pension and profit sharing trusts, individual retirement accounts or non-resident aliens who provide certification of their status as non-resident are not subject to backup withholding. Information returns will be sent annually to the IRS by the Trust Manager and to you stating the amount of interest paid, OID accrued, if any, and the amount of tax withheld from payments on the notes. We suggest that you consult your tax advisors about your eligibility for, and the procedure for obtaining, exemption from backup withholding.

Tax Consequences to Foreign Noteholders

         If interest paid (or accrued) to a noteholder who is a nonresident alien, foreign corporation or other non-United States person, a "foreign person," is not effectively connected with the conduct of a trade or business within the United States by the foreign person, the interest should generally not be subject to U.S. Federal income tax or withholding tax as such interest should not be treated as U.S. source income. In the event such interest is treated as U.S. source income, the interest generally will be considered "portfolio interest," and generally will not be subject to the United States Federal income tax and withholding tax, as long as the foreign person (1) is not actually or constructively a "10 percent shareholder" of the trust, (2) is not a "controlled foreign corporation" with respect to which the trust is a "related person" within the meaning of the Code, and (3) provides an appropriate statement, signed under penalties of perjury, certifying that the beneficial owner of the note is a foreign person and providing the foreign person's name and address. If a foreign person is described in clause (1) above, or applicable certification requirements were not satisfied, then interest received by a noteholder will be subject to United States Federal income and withholding tax at a rate of 30 percent unless reduced or eliminated pursuant to an applicable tax treaty. Generally, these certification requirements will be satisfied if an individual or corporation provides the Withholding Agent, as defined below, with an IRS Form W-8BEN ("W-8BEN"). The W-8BEN is generally effective for the remainder of the year of signature plus three full calendar years unless a change in circumstances makes any information on that form incorrect. Notwithstanding the preceding sentence, a W-8BEN with a U.S. taxpayer identification number will remain effective until a change in circumstances makes any information on the form incorrect, provided that the Withholding Agent reports at least annually to the beneficial owner on IRS Form 1042-S. The beneficial owner must inform the Withholding Agent within 30 days of such change and furnish a new W-8BEN. A foreign person who is not an individual or corporation (or an entity treated as a corporation for federal income tax purposes) holding the notes on its own behalf may have substantially increased reporting requirements. In particular, in the case of notes held by a foreign partnership (or foreign trust), the partners (or beneficiaries) rather than the partnership (or trust) will be required to provide certain additional information. A "Withholding Agent" is the last United States payor (or a non-United States payor who is a qualified intermediary, U.S. branch of a foreign person, or withholding foreign partnership) in the chain of payment prior to payment to a non-United States person (which itself is not a Withholding Agent).

         Certain securities clearing organizations, and other entities who are not beneficial owners, may be able to provide a signed statement to the Withholding Agent. However, in such case, the signed statement may require a copy of the beneficial owner's W-8BEN (or the substitute form).

         Any capital gain realized on the sale, redemption, retirement or other taxable disposition of a note by a foreign person will be exempt from the United States Federal income and withholding tax, provided that (1) the gain is not effectively connected with the conduct of a trade or business in the United States by the foreign person, and (2) in the case of a foreign individual, the foreign person is not present in the United States for 183 days or more in the taxable year.

         If the interest, gain or income on a note held by a foreign person is effectively connected with the conduct of a trade or business in the United States by the foreign person, the holder (although exempt from the withholding tax previously discussed if an appropriate statement is furnished) generally will be subject to United States Federal income tax on the interest, gain or income at regular United States Federal income tax rates. In addition, if the foreign person is a foreign corporation, it may be subject to a branch profits tax equal to 30 percent of its "effectively connected earnings and profits" within the meaning of the Code for the taxable year, as adjusted for certain items, unless it qualifies for a lower rate under an applicable tax treaty.

Foreign Tax Credit

         For foreign tax credit purposes, stated interest, if any on the notes will constitute income from foreign sources and likely will constitute "passive income" or, in the case of certain holders which are financial institutions, "financial services" income. Based on Australian law as of the date of this prospectus, it is expected that the notes will not be subject to Australian withholding tax. See "Material Australian Tax Consequences--Interest Withholding Tax." In the event that the notes are subject to withholding tax, the amount of income payable to you will include the amount of all Australian taxes withheld by the issuer, if any, in respect thereof. If interest payable with respect to the notes is subject to withholding tax at a rate at least equal to 5 percent, such interest will be treated as "high tax withholding interest" for federal income tax purposes for foreign tax credit limitation purposes. Thus, in the event of such withholding, you would be required to report income in amount greater than the cash you receive in respect of payments on the notes. However, you may, subject to certain limitations, be eligible to claim as a credit or deduction for purposes of computing your U.S. federal income tax liability the Australian taxes withheld notwithstanding that the issuer paid such taxes. The rules relating to foreign tax credits and the timing thereof are extremely complex and you should consult with your own tax advisors with regard to the applicability of the foreign tax credit limitations to your particular situation.

                     Material Australian Tax Consequences

Australian Taxation

         The following is a summary of the material Australian tax consequences of the purchase, ownership and disposition of the notes to holders who are not residents of Australia for Australian tax purposes and who purchase notes upon original issuance at the stated offering price and hold the notes as capital assets and of the taxation of the Trust. The statements of law or legal conclusions in this summary represent the opinion of Mallesons Stephen Jaques, Australian tax counsel to the Trust Manager, on the basis of Australian law as in effect on the date of this prospectus, which is subject to change, possibly with retroactive effect.

         Each prospective investor may wish to consult his or her own tax advisors concerning the tax consequences, in their particular circumstances, of the purchase, ownership and disposition of the notes.

         Interest Withholding Tax

         Interest paid by a resident of Australia, such as the issuer trustee, to a non-resident of Australia, who does not derive such interest in the course of carrying on business in Australia at or through a permanent establishment in Australia is ordinarily subject to interest withholding tax at the rate of 10% of the gross amount of the interest. An exemption from this withholding tax is available under section 128F of the Tax Act in respect of interest payable on securities where the securities satisfy a public offer test (as to which see below). Any of the notes which, at the time of issue, the issuer trustee knew or had reasonable grounds to suspect were being or would later be acquired directly or indirectly by an associate of the issuer trustee, other than as a dealer, manager or underwriter, would not qualify for this exemption, nor would interest qualify for this exemption if paid to a person who, at the time of payment, the issuer trustee knows or has reasonable grounds to suspect is an associate of the issuer trustee.

         There are five principal methods of satisfying the public offer test, the purpose of which is to ensure that lenders or investors in capital markets are aware that the securities are being offered for issue or subscription. In summary, the five methods are offers to 10 or more unrelated financiers or securities dealers; offers to 100 or more investors; offers of securities which are listed on certain stock exchanges; offers that result from information available publicly on automated quotation systems or other means used to disseminate market information; and offers to dealers, managers or underwriters who in turn offer the securities for sale within 30 days by one of the preceding methods. In addition, the issue of a global bond or note and the offer of interests in the global bond or note by one of these methods can generally satisfy the public offer test.

         The issuer trustee proposes that issues of the notes would be made in a manner which would satisfy the public offer test (or the requirements for exemption in respect of a global bond or note) and would otherwise satisfy the conditions for an exemption from withholding tax under section 128F of the Tax Act.

         In the opinion of Mallesons Stephen Jaques, if the notes issued by a trust in accordance with the Master Trust Deed are issued in accordance with certain factual conditions and are not held by "associates" (as that term is defined in the Income Tax Assessment Act of 1936) of such trust, then payments of principal, interest and any premium made to a holder of the notes who is not a resident of Australia and who does not carry on business in Australia through a permanent establishment in Australia, will not be subject to Australian income or withholding taxes. Interest paid on notes held by Australian residents (and non-Australian residents who hold the notes in the course of carrying on business in Australia) will be subject to ordinary Australian income tax. In addition, holders of notes who are Australian residents or non-Australian residents who hold the notes in the course of carrying on business in Australia may be required to provide tax file numbers, Australian Business Numbers or proof of some exemption from the need to so provide in order to avoid withholding from payments made by the issuer trustee.

         If, for any reason, the interest paid by the issuer trustee is not exempt from interest withholding tax, the treaty titled "Convention for the Avoidance of Double Taxation and the Prevention of Fiscal Evasion with respect to Taxes on Income" between the United States and Australia may apply. This treaty provides that interest which has its source in Australia, and to which a United States resident, as defined in the treaty and who is entitled to the benefit of the treaty, is beneficially entitled, may be taxed in Australia, but that any tax charged shall not exceed 10% of the gross amount of interest. However, this provision will not apply where the indebtedness giving rise to the interest entitlement is effectively connected with:

         o the United States resident beneficial owner's permanent establishment, at or through which it carries on business in Australia; or

         o the United States resident beneficial owner's fixed base, situated in Australia, from which it performs independent personal services.

         Under the supply withholding tax rules in section 12-190 of Schedule 1 of the Tax Administration Act of 1953 ("SWT") which commenced operation on July 1, 2000, payments made by a payer for supplies provided by a payee in the course of an enterprise carried on by the payee in Australia may be subject to withholding tax if the payee does not quote its Australian business number ("ABN") to the payer on a document or invoice relating to the supply. The tax will be at the rate of 48.5% of the payment. The rules do not apply to payments on notes held by non-Australian residents that are exempt from withholding tax due to section 128F of the Tax Act. The operation of the rules to payments on notes held by an Australian resident or a non-resident that carries on business through a permanent establishment in Australia has not been completely resolved. However, the Australian Commissioner of Taxation has confirmed that, at least for the financial year ended June 30, 2001, the rate of tax on financial supplies (as that term is understood in the context of Australia's goods and services legislation and which should include payments by the issuer trustee on the notes) will be nil. It is anticipated (although no assurance can be given) that this exemption will be confirmed in relation to payments of principal and interest made after June 30, 2001. If there is no clarification to that effect, the issuer trustee of a trust will be required to make a deduction from interest on notes held by investors who are residents of Australia or non-residents of Australia who carry on a business in Australia and who do not provide their tax file number, ABN or some other proof of exemption to the issuer trustee.

         Sale or Retirement

         In the opinion of Mallesons Stephen Jaques, a holder of the notes who is not a resident of Australia and who does not carry on business through a permanent establishment in Australia will not be subject to Australian income or capital gains tax on any gains or profits made on the sale or retirement of the securities, provided such gains or profits do not have an Australian source. A gain arising on the sale of the notes by a non-Australian resident holder, where the sale and all negotiations for and documentation of the sale are conducted and executed outside Australia, would not usually be regarded as having an Australian source.

         Amounts of Discount, Premium, etc.

         If applicable, the prospectus supplement for a series of notes will contain a discussion of any special Australian tax consequences not discussed herein applicable to the notes being offered thereby, such as the special rules applicable to the sale to an Australian resident of securities which were issued at a discount to the amount payable upon redemption or which require the payment of a premium on redemption.

         Goods and Services Tax

         From July 1, 2000, a goods and services tax ("GST") applies in Australia. If an entity makes any taxable supplies after July 1, 2000 it will have to remit goods and services tax to the Australian Taxation Office equal to 10% of those supplies.

         In the case of supplies by the issuer trustee, if the supply is:

         o "GST free," the issuer trustee does not pay a goods and services tax on the supply and can obtain input tax credits for goods and services taxes paid on things acquired to make the supply;

         o "taxable," the issuer trustee pays goods and services tax on the supply and can obtain input tax credits for goods and services tax paid on things acquired to make the supply; or

         o "input taxed," ("GST Exempt") which includes financial supplies, the issuer trustee does not pay a goods and services tax on the supply, but is not entitled to input tax credits for goods and services tax paid on things acquired to make the supply. In some circumstances a "reduced input tax credits" may be available.

         In the opinion of Mallesons Stephen Jaques, the issue of notes and the payment of interest or principal on the notes will constitute financial supplies and will accordingly be input taxed.

         Services provided to the issuer trustee will be a mixture of taxable and input taxed supplies for goods and services tax purposes. If a supply is taxable, the supplier has the primary obligation to account for goods and services tax in respect of that supply and must rely on a contractual provision to recoup that goods and services tax from the issuer trustee. Under the supplemental deed, certain fees paid by the issuer trustee, namely the Trust Manager's fee, the issuer trustee's fee, the security trustee's fee and the Servicer's fee, will only be able to be increased by reference to the supplier's goods and services tax liability, if any, if:

         o the issuer trustee, the Trust Manager and the recipient of the relevant fee agree, which agreement shall not be unreasonably withheld; and

         o the increase will not result in the downgrading or withdrawal of the rating of any notes.

         The issuer trustee may not be entitled to a full input tax credit where fees payable by the issuer trustee are treated as the consideration for a taxable supply or are increased by reference to the relevant supplier's goods and services tax liability. The issuer trustee may not be entitled to a full input tax credit for that increase and the trust expenses will increase, resulting in a decrease in funds available to the trust to pay interest on the notes.

         The goods and services tax may increase the cost of repairing or replacing damaged properties offered as security for mortgage loans. However, it is a condition of the Seller's mortgage documentation that the borrower must maintain full replacement value property insurance at all times during the loan term.

         The goods and services tax legislation, in certain circumstances, treats the issuer trustee as making a taxable supply if it enforces security by selling the mortgaged property and applying the proceeds of sale to satisfy the mortgage loan. The issuer trustee will have to account for goods and services tax out of the sale proceeds with the result that the remaining sale proceeds may be insufficient to cover the unpaid balance of the related loan. However, the general position is that a sale of residential property is an input taxed supply for goods and services tax purposes and so the enforced sale of property which secures the mortgage loans will generally not be treated as a taxable supply under these provisions. As an exception, the issuer trustee may still have to account for goods and services tax out of the proceeds of sale recovered when a mortgage loan is enforced where the borrower is an enterprise which is registered for goods and services tax purposes, uses the mortgaged property as an asset of its enterprise and any of the following are relevant:

         o    the property is no longer being used as a residence;

         o the property is used as commercial residential premises such as a hostel or boarding house;

         o the borrower is the first vendor of the property-the borrower built the property; or

         o the mortgaged property has not been used predominantly as a residence.

         Because the issuer trustee is an insured party under the mortgage insurance policies, it may in certain limited circumstances have to account for goods and services tax in respect of any claim payment received. Generally, if certain compliance procedures have been followed, the insured does not have to account for goods and services tax in respect of the claim payment.

         Any reduction as a result of goods and services tax in the amount recovered by the issuer trustee when enforcing the mortgage loans will decrease the funds available to the trust to pay you to the extent not covered by the mortgage insurance policies. The extent to which the issuer trustee is able to recover an amount on account of the goods and services tax, if any, payable on the proceeds of sale in the circumstances described in this section, will depend on the terms of the related mortgage insurance policy.

Other Taxes

         In the opinion of Mallesons Stephen Jaques, under current Australian law, there are no gift, estate or other inheritance taxes or duties payable in connection with the notes. In addition, no stamp, issue, registration or similar taxes are payable in Australia in connection with the issue of notes.

         In the opinion of Mallesons Stephen Jaques, Australian stamp duty will not be payable on a transfer of, or an agreement to transfer, the notes if the transfer or agreement is executed outside Australia.

         In the opinion of Mallesons Stephen Jaques, under present tax laws, the issuer trustee should not be liable for income tax in respect of a trust for any year. If the trust has surplus income for any year, then, provided that such surplus income is allocated to the holder of the residual income unit of such trust, under present tax laws the residual income unitholder of such trust (and not the issuer trustee or the trust) should be taxed on that surplus income. It is intended that by the operation of the relevant trust deed, the residual income unitholder will be entitled to any surplus income of the relevant trust.

         However, you should note that the liability of the issuer trustee for any income tax in respect of a trust will depend on certain factual matters such as the operations of the trust, the manner in which the trust is administered and the assessable income and permitted deductions of the trust. The tax neutrality of each trust would be considered upon its establishment and confirmed for the specific assets to be acquired by the trust and having regard to the manner in which the trust financed that acquisition.

         Any liability of the issuer trustee on its corporate income (and not the income of the trust) will not be satisfied from the assets of the trust.

         Recent Tax Reforms

         The Australian Federal Government has recently re-written the legislative provisions in the tax law which provide for the mechanisms by which tax is collected. The re-written system of collection is now known as Pay As You Go ("PAYG"). PAYG has elements which are essentially a mere re-write of the old system and elements which introduce an entirely new way by which individuals and entities (such as companies and trusts) are required to withhold and/or remit either their own tax or tax withheld by them but for the account of others, to the taxing authorities.

         In the opinion of Mallesons Stephen Jaques, it is unlikely that PAYG will, at a practical level, result in the issuer trustee having less funds available to meet its obligations, including its obligations to noteholders assuming that the parties involved comply with any reporting, payment and disclosure obligations that may be imposed under PAYG.

Tax Reform Proposals

         Taxation of Trusts as Companies

         Under present tax laws, the issuer trustee should not be liable to income tax in respect of the income of a trust. The Australian Federal Government has proposed to amend the law to tax certain trusts as companies. Draft legislation implementing these rules from July 1, 2001 was issued by the Australian Federal Government in 2000 but has been withdrawn, and the commencement date of any replacement rules has been deferred to a date yet to be determined. This is an issue that will need to be monitored by the issuer trustee (although it is unlikely, based on the form of the withdrawn draft legislation, and discussion between the government and relevant industry bodies, that any new rules would adversely impact a trust).

         Taxation of Debt and Equity; Thin Capitalisation Rules

         The Australian Federal Government has also released draft rules (for discussion) on February 21, 2001 that deal with:

         (a) a new set of principles for the characterization of debt and equity arrangements for tax purposes ("the draft debt/equity rules"); and

         (b) the denial of interest and other debt deductions incurred by Australian resident groups and other Australian resident entities with overseas operations, where the relevant Australian resident entities are deemed to have excessive debt ("the draft thin capitalisation rules"). entities that have a necessary connection with overseas operations, and are too thinly capitalised with equity.

         The Government has stated that the new rules will apply from July 1, 2001.

         The draft debt/equity rules have been the subject of discussion between the Government and interested parties. As yet the precise consequences of the debt/equity rules will not be known until the proposed rules are finalized. Accordingly, it is not yet possible to determine whether the implementation of these new debt/equity rules could result in the issuer trustee having less funds available to meet its obligations, including its obligations to holders of notes. However, on the basis of the information which is currently available, Mallesons Stephen Jaques considers that if the draft debt/equity rules are enacted as legislation in substantially the same form, it is unlikely that the new rules will have an adverse effect on an issuer trustee and the holders of notes of a particular series.

         Furthermore, in relation to the draft thin capitalization rules, it is not yet possible to provide a definitive view on the application of the proposed rules to a securitization vehicle such as a trust until the proposed rules are finalized. These proposed rules have also been the subject of ongoing discussion between the Australian Federal Government and interested parties. If the rules were to apply to a securitization trust or to a group which is taken to include a securitization trust the new rules might deny a tax deduction to the trust for a certain proportion of the debt deductions (including the interest) paid by the issuer trustee in relation to a series of notes. However, on the basis of information which is currently available, it is unlikely that the proposed thin capitalization rules will have an adverse effect on a securitization vehicle such as a trust (which merely acts as a conduit - acquiring mortgage loans, issuing notes and entering into relevant credit support). However, this is a matter that will need to be monitored as the proposed new rules are finalized.

         Proposed tax consolidation rules

         The Australian Federal Government has released exposure draft legislation outlining new rules for the consolidation of company groups for tax purposes. The Government is continuing its consultation on the proposed rules with interested parties. These rules are to apply from July 1, 2002. It is currently too early to determine what impact, if any, these rules will have on a securitization trust. However, while no assurance can be given, it is not expected that the new rules would adversely impact a securitization trust. This is a matter that will need to be monitored as the proposed new rules are finalized.

         Further developments in the above tax reform proposals, to the extent applicable to a trust and a particular series of notes, will be addressed in the related prospectus supplement.

                             ERISA Considerations

         Subject to the considerations discussed in this section (and except as otherwise specified in the prospectus supplement for a series of notes), the notes are eligible for purchase by employee benefit plans.

         Section 406 of the Employee Retirement Income Security Act of the United States ("ERISA") and Section 4975 of the Code prohibit a pension, profit- sharing or other employee benefit plan, as well as an individual retirement account or Keogh plan, from engaging in certain transactions with persons that are "parties in interest" under ERISA or "disqualified persons" under the Code with respect to these benefit plans. A violation of these "prohibited transaction" rules may result in an excise tax or other penalties and liabilities under ERISA and the Code for these persons. Title I of ERISA also requires that fiduciaries of a benefit plan subject to ERISA make investments that are prudent, diversified (unless clearly prudent not to do so), and in accordance with governing plan documents.

         Some transactions involving the purchase, holding or transfer of the notes might be deemed to constitute prohibited transactions under ERISA and the Code if assets of the trust were deemed to be assets of a benefit plan. Under a regulation issued by the United States Department of Labor, the assets of the trust would be treated as plan assets of a benefit plan for the purposes of ERISA and the Code only if the benefit plan acquires an "equity interest" in the trust and none of the exceptions contained in the regulation is applicable. An equity interest is defined under the regulation as an interest in an entity other than an instrument which is treated as indebtedness under applicable local law and which has no substantial equity features. Although there can be no assurances in this regard, unless otherwise indicated in the prospectus supplement for a series of notes, it appears that, at the time of their initial issuance, the notes should be treated as debt without substantial equity features for purposes of the regulation. The debt characterization of the notes could change after their initial issuance if the trust incurs losses or the rating of the notes declines.

         However, without regard to whether the notes are treated as an equity interest for these purposes, the acquisition or holding of the notes by or on behalf of a benefit plan could be considered to give rise to a prohibited transaction if the trust, including the holders of any classes of notes that are treated as equity, the owner of the equity interests in the trust, the issuer trustee, the note trustee, the Seller or the security trustee is or becomes a party in interest or a disqualified person with respect to the benefit plan. In such case, certain exemptions from the prohibited transaction rules could be applicable depending on the type and circumstances of the plan fiduciary making the decision to acquire a note. Included among these exemptions are:

         o Prohibited Transaction Class Exemption 96-23, regarding transactions effected by an "in-house asset manager";

         o Prohibited Transaction Class Exemption 90-1, regarding investments by insurance company pooled separate accounts;

         o Prohibited Transaction Class Exemption 95-60, regarding transactions by insurance company general accounts;

         o Prohibited Transaction Class Exemption 91-38, regarding investments by bank collective investment funds; and

         o Prohibited Transaction Class Exemption 84-14, regarding transactions effected by a "qualified professional asset manager."

         There is no assurance that a prohibited transaction exemption will apply to all transactions that may arise in connection with a benefit plan's acquisition and holding of a note. By its acquisition of a note, each fiduciary of a benefit plan and each investor of plan assets of a benefit plan shall be deemed to represent and warrant that its purchase and holding of the note will not result in a non-exempt prohibited transaction under ERISA or the Code.

         Any fiduciary of a benefit plan considering an investment of plan assets in the notes should consider that a prohibited transaction exemption may not apply to all prohibited transactions that may arise in connection with an investment in the notes.

         Moreover, the trust, the issuer trustee, the Trust Manager, the Servicer, the note trustee, the Seller, the security trustee or any underwriter may be the sponsor or the investment advisor with respect to one or more benefit plans. Because they may receive certain benefits in connection with the sale of the notes, the purchase of notes using plan assets over which any of them has investment authority might be deemed to be a violation of the prohibited transaction rules of ERISA and Section 4975 of the Code for which no exemption may be available. Accordingly, any benefit plan for which the trust, the issuer trustee, the Trust Manager, the Servicer, the note trustee, the Seller, the security trustee or any underwriter or any of their respective affiliates:

         o has investment or administrative discretion with respect to plan assets;

         o has authority or responsibility to give, or regularly gives, investment advice with respect to plan assets for a fee and pursuant to an agreement or understanding that the advice will serve as a primary basis for investment decisions with respect to plan assets, and will be based on the particular investment needs for the plan; or

         o    is an employer maintaining or contributing to the plan

should consult with its counsel about potential prohibited transactions under ERISA and Section 4975 of the Code before investing in the notes.

         Employee benefit plans that are governmental plans, as defined in
Section 3(32) of ERISA, and certain church plans, as defined in Section 3(33) of ERISA, are not subject to ERISA requirements, but may be subject to State or other Federal law requirements which may impose restrictions similar to those under ERISA and the Code discussed above.

         The sale of securities to a benefit plan is in no respect a representation by the trust, the issuer trustee, the Trust Manager or the underwriters that this investment meets all relevant legal requirements with respect to investments by benefit plans generally or any particular benefit plan, or that this investment is appropriate for benefit plans generally or any particular benefit plan.

                 Enforcement of Foreign Judgments in Australia

         The issuer trustee with respect to a particular trust and series of notes will be an Australian public company registered with limited liability under the Corporations Law. Any final and conclusive judgment of any New York State or United States Federal Court sitting in the Borough of Manhattan in the City of New York having jurisdiction recognized by the relevant Australian jurisdiction in respect of an obligation of the issuer trustee in respect of a note, which is for a fixed sum of money and which has not been stayed or satisfied in full, would be enforceable by action against the issuer trustee in the courts of the relevant Australian jurisdiction without a re-examination of the merits of the issues determined by the proceedings in the New York State or United States Federal Court, as applicable, unless:

         o the proceedings in New York State or United States Federal Court, as applicable, involved a denial of the principles of natural justice;

         o the judgment is contrary to the public policy of the relevant Australian jurisdiction;

         o the judgment was obtained by fraud or duress or was based on a clear mistake of fact;

         o    the judgment is a penal or revenue judgment; or

         o there has been a prior judgment in another court between the same parties concerning the same issues as are dealt with in the judgment of the New York State or United States Federal Court, as applicable.

         A judgment by a court may be given in some cases only in Australian dollars. Pursuant to the underwriting agreement to be entered into among the National, the Trust Manager, the issuer trustee and the underwriters in connection with a series of notes, the issuer trustee will expressly submit to the jurisdiction of New York State and United States Federal Courts sitting in the Borough of Manhattan in the City of New York for the purpose of any suit, action or proceeding arising out of the offering of such notes in the United States. The issuer trustee will appoint CT Corporation, 818 West 7th Street, 2nd Floor, Los Angeles, California 90017 (or some other party acceptable to the underwriters), as its agent upon whom process may be served in any such action.

         All of the directors and executive officers of the issuer trustee, and certain experts named in this prospectus will reside outside the United States in the Commonwealth of Australia. Substantially all or a substantial portion of the assets of all or many of such persons will be located outside the United States. As a result, it may not be possible for holders of notes to effect service of process within the United States upon such persons or to enforce against them judgments obtained in United States courts predicated upon the civil liability provisions of federal securities laws of the United States. Mallesons Stephen Jaques, Australian counsel to the Trust Manager, has advised that, based on the restrictions discussed in this section, there is doubt as to the enforceability in the Commonwealth of Australia, in original actions or in actions for enforcement of judgments of United States courts, of civil liabilities predicated upon the federal securities laws of the United States.

                        Legal Investment Considerations

         The notes will not constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 of the United States, because the originator of the mortgage loans was not subject to State or Federal regulatory authority in the United States. Accordingly, some U.S. institutions with legal authority to invest in comparably rated securities based on such mortgage loans may not be legally authorized to invest in the notes. No representation is made as to whether the notes constitute legal investments under any applicable statute, law, rule, regulation or order for any entity whose investment activities are subject to investment laws and regulations or to review by any regulatory authorities.

                      Where You Can Find More Information

         The Trust Manager has filed with the SEC a registration statement under the Securities Act of 1933, as amended, with respect to the notes. This prospectus, which forms a part of the registration statement, omits certain information contained in the registration statement pursuant to the Rules and Regulations of the SEC. The registration statement and the exhibits thereto can be inspected and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at certain of its Regional Offices located as follows:

         o Chicago Regional Office, Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511; and

         o New York Regional Office, 7 World Trade Center, Suite 1300, New York, New York 10048.

         Copies of these materials can also be obtained from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The SEC also maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval ("EDGAR") system. The Trust Manager has filed the registration statement, including all exhibits thereto, through the EDGAR system and therefore these materials should be available by logging onto the SEC's Web site. The SEC maintains computer terminals providing access to the EDGAR system at each of the offices referred to above.

         The Trust Manager will also file reports and other information with the SEC about the trust issuing your notes. Such SEC filings are available to the public over the Internet at the SEC's web site described above. You may also read and copy any document we file at the SEC's public reference facilities at the addresses specified above. Alternatively, you may request a copy of such filings at no cost by writing to the following address:

                          HomeSide Global MBS Manager, Inc.
                          7301 Baymeadows Way
                          Jacksonville, Florida 32256
                          Attention: Legal Department
                          (904) 281-3422

                Incorporation of Certain Documents by Reference

         All documents subsequently filed by or on behalf of a trust referred to in the accompanying prospectus supplement with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, after the date of this prospectus and prior to the termination of any offering of the notes issued by the trust will be deemed to be incorporated by reference in this prospectus and to be a part of this prospectus from the date of the filing of the documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein will be deemed to be modified or superseded for all purposes of this prospectus to the extent that a statement contained herein (or in the accompanying prospectus supplement) or in any other subsequently filed document that also is or is deemed to be incorporated by reference modifies or replaces the statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this prospectus.

         The Trust Manager on behalf of any trust will provide without charge to each person to whom this prospectus is delivered, on the written or oral request of that person, a copy of any or all of the documents referred to above that have been or may be incorporated by reference in this prospectus (not including exhibits to the information that is incorporated by reference unless the exhibits are specifically incorporated by reference into the information that this prospectus incorporates). Requests should be directed to the Trust Manager at the address set forth above under "Where You Can Find More Information."

                             Ratings of the Notes

         Any class of notes of a series offered by this prospectus will be:

         o rated by at least one nationally recognized statistical rating agency or organization that initially rates such series at the request of the Trust Manager, and

         o identified in the related prospectus supplement in one of the rating agency's four highest rating categories which are referred to as investment grade.

         The security ratings of the notes should be evaluated independently from similar ratings on other types of securities. The rating does not address the expected schedule of principal repayments. A rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency. Each rating should be evaluated independently of similar ratings on different securities.

                             Plan of Distribution

         The notes of each series or class will be offered through the following methods from time to time, and offerings may be made concurrently through more than one of these methods and an offering of a particular series or of one or more classes of notes may be made through a combination of two or more of these methods, including:

         o by negotiated firm commitment underwriting and public reoffering by underwriters;

         o by placements by the National or other placement agent with institutional investors through dealers or agents; or

         o by direct placement by the National or another agent with institutional investors.

         The prospectus supplement for a series of notes will set forth the precise terms of the offering of such series including:

         o    the name or names of any underwriters, dealers or agents;

         o    the proceeds to the issuer trustee from the sale;

         o any underwriting discounts and other items constituting underwriters' compensation (or the method by which prices of the notes are determined);

         o any discounts and commissions allowed or paid to dealers and agents; and

         o any applicable restrictions with respect to the offering and sale of the notes in the various foreign jurisdictions in which the underwriters intend to offer the notes.

         Any initial public offering prices and any discounts or concessions allowed or reallowed or paid to underwriters, dealers and agents may be changed from time to time.

         If any notes of any series are sold through underwriters, the prospectus supplement for such series will describe the nature of the obligation of the underwriters to purchase the notes. The notes may be offered to the public either through underwriting syndicates represented by one or more managing underwriters or directly by one or more underwriting firms acting alone. The underwriter or underwriters will be named in the related prospectus supplement. The notes will be acquired by the underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at fixed offering prices or at varying prices to be determined at the time of sale or at the time of commitment therefor. The obligation of the underwriters to purchase any notes of the related series will be subject to various conditions precedent, and the underwriters will be obligated to purchase all of the notes if any are purchased.

         Purchasers of notes, including dealers, institutional investors and sophisticated non-institutional investors may, depending on the facts and circumstances of such purchases, be deemed to be underwriters within the meaning of the Securities Act, in connection with reoffers and sales by them of notes. Holders of notes should consult with their legal advisors in this regard prior to any reoffer or sale of notes.

         Underwriters, dealers and agents who participate in the distribution of a series of notes may be entitled under agreements which may be entered into by the issuer trustee, the National and the Trust Manager to indemnification by such parties against specific liabilities, including liabilities under the Securities Act, as amended, or to contribution for payments which the underwriters or agents may be required to make under the terms of the agreements.

                                 Legal Matters

         Sidley Austin Brown & Wood LLP, New York, New York, has passed upon some legal matters regarding the notes, including the material U.S. Federal income tax matters, for HomeSide Global MBS Manager, Inc.; Mallesons Stephen Jaques, Sydney, Australia, has passed upon some legal matters regarding the notes, including the material Australian tax matters, for HomeSide Global MBS Manager, Inc.

                                   Glossary

         The information contained in this Glossary forms an integral part of this prospectus.

         "A$" means Australian dollars.

         "ABN" means Australian Business Number.

         "Agent" means each paying agent, note registrar, calculation agent or agent bank.

         "Austraclear" means the system operated by Austraclear Limited (ABN 94 002 060 773) for holding certain A$ securities and the electronic recording and settling of transactions in those securities between members of that system in accordance with the Regulations and Operating Manual established by Austraclear Limited (as amended or replaced from time to time) to govern the use of that system and includes as required a reference to Austraclear limited as operator of that system.

         "Australian Consumer Credit Code" means as applicable, the Consumer Credit Code set out in the Appendix to the Consumer Credit (Queensland) Act 1995 as in force or applied as a law of any jurisdiction in Australia, the provisions of the Consumer Credit Code set out in the Appendix to the Consumer Credit (Western Australia) Act 1996 or the provisions of the Consumer Credit Code set out in the Appendix to the Consumer Credit (Tasmania) Act 1996.

         "Business Day" means, any day, other than a Saturday, Sunday or public holiday, on which banks are open for business in Melbourne, Sydney, New York or any other city identified as a relevant city in the supplemental deed relating to a series of notes.

         "Clearstream, Luxembourg" means the Clearstream Banking, societe anonyme, a limited liability company organized under the laws of Luxembourg.

         "Code" means the United States Internal Revenue Code of 1986, as amended.

         "Collections Account" means, in respect of a Trust, an account opened and maintained by the issuer trustee in accordance with the Master Trust Deed which bears a designation clearly indicating that the funds deposited therein are held for the benefit of that trust.

         "Corporations Law" means the Corporations Law of Australia under the Corporations Act (1989).

         "Current Report" means a current report filed on Form 8-K pursuant to
Section 13 or 15(d) of the Exchange Act.

         "Deed of Charge" means the deed with the words "Deed of Charge" and the name of the trust in its title entered into between the issuer trustee, the Trust Manager, the security trustee and the Note Trustee for a trust.

         "Derivative Contract" means any interest rate swap, currency swap, forward rate agreement, cap, collar, floor or other rate or price protection transaction or agreement, any option with respect to any such transaction or agreement, or any combination of such transactions and agreements or similar arrangements entered into by the issuer trustee in connection with:

              (a) notes issued in respect of a trust; or

              (b) any asset of a trust.

         "DTC" means The Depository Trust Company.

         "EDGAR" means the SEC's electronic data gathering and retrieval system.

         "Eligibility Criteria" means with respect to a mortgage loan, the criteria for inclusion of a mortgage loan as an asset of a trust as set forth under "Transfer and Assignment of Mortgage Loans - The Seller's
Representations" in this prospectus.

         "ERISA" means the United States Employee Retirement Income Security Act of 1974, as amended.

         "Euroclear" means the Euroclear Clearance System Societe Cooperative, a Belgian cooperative corporation.

         "Exchange Act" means the United States Securities Exchange Act of 1934, as amended.

         "Extraordinary Resolution" means:

                   (a) in relation to Voting Secured Creditors or a class of
              Voting Secured Creditors, a resolution passed at a meeting of the Voting Secured Creditors or the class of the Voting Secured Creditors held in accordance with the provisions of the Master Security Trust Deed by:

                             (i) a majority of not less than 75% of the votes
                        of such Voting Secured Creditors or class of Voting Secured Creditors capable of being cast on it; or

                             (ii) a written resolution signed by all of such
                        Voting Secured Creditors or class of Voting Secured Creditors; and

                   (b) in relation to Noteholders of a trust, a resolution
              passed at a meeting of the Noteholders held in accordance with the provisions of the Master Trust Deed and the Note Trust Deed by:

                             (i) a majority of not less than 75% of the votes
                        of such Noteholders capable of being cast on it; or

                             (ii) a written resolution signed by all of such
                        Noteholders.

         "GST" means the Australian Goods and Services Tax.

         "Insolvency Event" means:

                   (a) in relation to the issuer trustee, in its individual
              capacity and as trustee of a Trust, the Trust Manager, the Servicer, the Seller, the security trustee, the note trustee, an agent, a borrower which is a body corporate or a mortgage insurer, the happening of any of the following events:

                             (1) an administrator of the relevant corporation
                        is appointed;

                             (2) except for the purpose of a solvent
                        reconstruction or amalgamation, an application or an order is made, proceedings are commenced, a resolution is passed or proposed in a notice of proceedings or an application to a court or other steps, (other than frivolous or vexatious applications, proceedings, notices and steps), are taken for the winding up, dissolution or administration of the relevant corporation;

                             (3) the relevant corporation enters into an
                        arrangement, compromise or composition with or assignment for the benefit of its creditors or a class of them, except in the case of the issuer trustee where this occurs in relation to another trust of which it is the trustee;

                             (4) the relevant corporation ceases, suspends or
                        threatens to cease or suspend the conduct of all or substantially all of its business or disposes of or threatens to dispose of substantially all of its assets;

                             (5) the relevant corporation is, or under
                        applicable legislation is taken to be, unable to pay its debts, other than as the result of a failure to pay a debt or claim the subject of a good faith dispute, or stops or suspends or threatens to stop or suspend payment of all or a class of its debts, except in the case of the issuer trustee where this occurs in relation to another trust of which it is the trustee; or

                             (6) a receiver, receiver and manager or
                        administrator is appointed, by the relevant corporation or by any other person, to all or substantially all of the assets and undertaking of the relevant corporation or any part thereof, except in the case of the issuer trustee where this occurs in relation to another trust of which it is the trustee; or

                             (7) anything analogous to any of the events
                        specified above or having a substantially similar effect occurs in relation to the relevant corporation; and

                        (b) in respect of a borrower which is not a body
                   corporate, upon the happening of any of the following events:

                             (1) the death, mental incapacity or bankruptcy of
                        the mortgagor (including without limitation the occurrence of an "act of bankruptcy" (as defined in section 40 of the Bankruptcy Act 1966 (Cwth) with respect to the mortgagor) or the appointment of a receiver, trustee or other official in respect of all or any part of the assets of the mortgagor;

                             (2) such borrower has a security granted by them
                        enforced against them;

                             (3) the borrower is otherwise unable to pay its
                        debts when they fall due; or

                             (4) anything analogous to or having a
                        substantially similar effect to the events referred to above happens under law of any applicable jurisdiction.

         "IRS" means the United States Internal Revenue Service.

         "Master Security Trust Deed" means the deed with the words "HomeSide Mortgage Securities Trusts Master Security Trust Deed" between the issuer trustee, the Trust Manager, the note trustee and the security trustee.

         "Master Trust Deed" means the deed with the words "HomeSide Mortgage Securities Trusts Master Trust Deed" between the Trust Manager and the issuer trustee.

         "Material Adverse Effect" means:

                        (a) in respect of a party, a material adverse effect
                   on the ability of the relevant party to meet its obligations under any Transaction Document; or

                        (b) an event which will materially and adversely
                   effect the enforceability or recoverability of more than 5% (by number) of the mortgage loans.

         "Mortgage Title Documents" means with respect to any mortgage loan:

                        (a) the certificate or other indicia of title (if any)
                   in respect of the land the subject of the mortgage in relation to the mortgage loan;

                        (b) the original or duplicate mortgage documents in
                   relation to the mortgage loan;

                        (c) the original or duplicate of the collateral
                   securities documents in relation to the mortgage loan;

                        (d) any policy of lender's mortgage insurance and
                   property insurance (or certificate of currency for the policy of lender's mortgage insurance and property insurance) held by the Seller in respect of the mortgage or the collateral securities in relation to the mortgage loan;

                        (e) any valuation report obtained in connection with
                   the mortgage or the collateral securities in relation to the mortgage loan;

                        (f) any agreement of priority or its equivalent in
                   writing entered into in connection with the mortgage or the collateral securities in relation to the mortgage loan;

                        (g) the loan agreement (if other than a mortgage)
                   relating to the mortgage loan; and

                        (h) all other documents required to evidence the
                   Seller's or the issuer trustee's interest in the above land, the above mortgage loan, the above mortgage, or the above collateral securities,

and, for the avoidance of doubt, "Mortgage Title Documents" includes any amendment or replacement of such documents and any such document which is entered into, and under which rights arise, after any sale of the relevant mortgage loan by the Seller to the issuer trustee.

         "National" means National Australia Bank Limited (ABN 12 004 044 937) and, where the context implies, its subsidiaries.

         "Notional Balance" means either (a) the scheduled balance of a mortgage loan based on the required monthly payment of principal and/or interest or (b) an amount calculated on the basis of a principal balance schedule that amortizes the loan as if a 10% interest rate applied over the loan term.

         "Offer to Sell" means any offer of that title by the Seller in favor of the issuer trustee in respect of mortgage loans, dated on or about the date of the Sale Agreement to which it relates and which is only capable of acceptance by the payment of a purchase price.

         "Prescribed Period" means the 120 day period following the closing date on which the mortgage loans are equitably assigned to a trust pursuant to a Secondary Sale Agreement and the related series of notes is issued.

         "Program" means the HomeSide Securitization Program as described in this prospectus.

         "Qualifying Debtor" means a borrower of a mortgage loan who is not dead, bankrupt, insane or the subject of an Insolvency Event.

         "Redraw" means the Seller's advances to a borrower of amounts up to the amount by which the borrower's Notional Balance exceeds the principal balance of the borrower's mortgage loan.

         "Redraw Mortgage Loan" means a variable rate mortgage loan which provides the borrower with the ability to make Redraws of principal.

         "Redrawn" means the aggregate amount that may be advanced to a Borrower under a Redraw Mortgage Loan.

         "Reference Rate" has the meaning ascribed to such term under the heading "The Seller's Residential Loan Program--Features and Options; Loan Types" in this prospectus.

         "Sale Agreement" means, with respect to a trust, an agreement so entitled between the Seller and the issuer trustee in respect of a trust pursuant to which the issuer trustee purchases mortgage loans from the Seller for inclusion as part of that trust.

         "Scheduled Payments" means the required weekly, bi-weekly or monthly payment of principal and/or interest specified under the related mortgage loan documents.

         "SEC" means the Securities and Exchange Commission.

         "Secured Creditors" means any secured party specified as such under the Deed of Charge for a trust including, but not limited to, the noteholders, the Trust Manager, the security trustee, the Servicer, the note trustee, any paying agent, any provider of a swap, and any provider of a support facility.

         "Secured Moneys" means, in respect of the trust, the aggregate of all money owing to the security trustee or to a creditor under any of the Transaction Documents as specified in the deed of charge for such trust.

         "Securities Act" means the United States Securities Act of 1933.

         "Seller" means National Australia Bank Limited (ABN 12 004 044 937).

         "Servicer" means National Australia Bank Limited (ABN 12 004 044
937), trading as HomeSide, and its successors and assigns.

         "Servicer Termination Event" has the meaning ascribed to it under the heading "Description of the Transaction Documents--The Servicing
Agreement--Removal and Resignation of the Servicer" in this prospectus.

         "Servicing Agreement" means the agreement entitled "HomeSide Mortgage Securities Trusts Servicing Agreement" between the Trust Manager, the issuer trustee and the Servicer.

         "Tax Act" means the Australian Income Tax Assessment Act of 1936 or the Australian Income Tax Assessment Act of 1997, as amended.

         "Title Perfection Event" means, in respect of a trust, any of the following:

                        (a) the Seller ceases to have a long term credit
                   rating of at least "BBB" in the case of S&P or which ceases to be acceptable to the other rating agencies rating the related series of Notes;

                        (b) an Insolvency Event occurs in relation to the
                   Seller;

                        (c) the Seller or the Servicer fails to pay the
                   collections in respect of the trust related to a series of notes to the issuer trustee within three Business Days of the due date for payment;

                        (d) if the Seller in respect of that trust is also the
                   Servicer in respect of that trust, a Servicer Termination Event occurs in respect of that trust;

                        (e) if the Seller is a counterparty under a basis swap
                   agreement and/or a fixed swap agreement which is a Derivative Contract in respect of the trust, the Seller fails to make any payment due under that Derivative Contract and such failure:

                             (1) has or will have, as reasonably determined by the issuer trustee, a Material Adverse Effect; and

                             (2)  is not remedied by the Seller within 20
                                  Business Days (or such longer period as the issuer trustee may agree to) of notice thereof being delivered to the Seller by the Trust Manager or the issuer trustee;

                        (f) a representation, warranty or statement by or on
                   behalf of the Seller in a Transaction Document of that trust or a document provided under or in connection with such Transaction Document is not true or is misleading when repeated and such false or misleading representation, warranty or statement:

                             (1) has or will have, as reasonably determined by the issuer trustee, a Material Adverse Effect; and

                             (2)  is not remedied by the Seller within 20
                                  Business Days (or such longer period as the issuer trustee may agree to) of notice thereof being delivered to the Seller by the Trust Manager or the issuer trustee;

                        (g) where the Seller has custody of the Mortgage Title
                   Documents in accordance with the Servicing Agreement, the Seller fails to comply with its obligations under the Servicing Agreement; or

                        (h) any other event specified in the relevant
                   supplemental deed.

         "Transaction Documents" means, in relation to a trust:

                        (a)  the Master Trust Deed;

                        (b)  the supplemental deed in respect of a trust;

                        (c)  the Master Security Trust Deed;

                        (d)  the Deed of Charge in respect of a trust;

                        (e)  the definitions schedule;

                        (f)  the Servicing Agreement;

                        (g)  the Sale Agreement and any Offer to Sell;

                        (h)  the note trust deed;

                        (i)  the agency agreement;

                        (j)  any Derivative Contract;

                        (k) any document in connection with, or evidencing, a support facility; and

                        (l) such other documents as are specified as Transaction Documents in the related supplemental deed in respect of a trust.

         "Trust Manager" means HomeSide Global MBS Manager, Inc. and its successors or assigns.

         "US$" means "US dollars."

         "Voting Secured Creditor" means, with respect to a trust:

         (a) for so long as the Secured Moneys of the noteholders are 75% or more of the then total Secured Moneys;

                  (1) if any senior note or redraw note then remains outstanding, the note trustee (or, if the note trustee has become bound to notify, or seek directions from, the related holders of the senior notes and redraw noteholders or to take steps and/or to proceed under the relevant note trust deed and fails to do so as and when required by that note trust deed and such failure is continuing, the related noteholders); or

                  (2) if no senior note or redraw note then remains outstanding, the holders of subordinate notes; and

         (b)      otherwise:

                  (1) if any senior note or redraw note then remains outstanding, the note trustee (or, if the note trustee has become bound to notify, or seek directions from, the related holders of senior notes and redraw noteholders or to take steps and/or to proceed under the relevant note deed and fails to do so as and when required by that note trust deed and such failure is continuing, the related noteholders); and

                  (2) each other then Secured Creditor (other than the note trustee, the senior noteholders and the redraw noteholders).

                                     * * *


--------

* Indicates that the definition is to be completed or may be modified or made inapplicable by the Transaction Documents for a specific series of Notes.

* to be included as Appendix to prospectus supplement solely if required by applicable foreign securities exchange listing requirements.

                                                                    Appendix A

         The information contained in this Appendix A forms an integral part of this prospectus.

                  Global Clearance and Settlement Procedures

         In most circumstances, the notes offered by this prospectus will be issued only as global notes which are registered and held by a Depository. Note Owners of the global notes may hold their interest in the global notes through any of DTC, Clearstream, Luxembourg or Euroclear or, if specified in the prospectus supplement for a series of notes, in the case of Australian dollar notes, Austraclear. The global notes will be tradable as home market instruments in the European, U.S., Asian and Australian domestic markets. For so long as the notes are held in global form, all payments of principal and interest, and all transfers of the notes will take place in accordance with the procedures of the relevant clearing system. Initial settlement and all secondary trades will settle in same-day funds.

         Secondary market trading between investors holding interests in global notes through DTC will be conducted according to the rules and procedures applicable to U.S. corporate debt obligations.

         Secondary market trading between investors holding interests in global notes through Clearstream, Luxembourg and Euroclear will be conducted in the ordinary way under their normal rules and operating procedures and under conventional eurobond practice, which is seven calendar day settlement.

         Secondary market trading between investors holding interests in global notes through Austraclear will be conducted in accordance with the Austraclear Regulations and Operating Manual in the same manner as domestic Australian dollar debt instruments.

         Secondary cross-market trading between Clearstream, Luxembourg or Euroclear participants (including, where applicable, Austraclear as a participant in those systems) and DTC participants holding interests in global notes will be effected on a delivery-against-payment basis through the respective depositaries of Clearstream, Luxembourg and Euroclear and the DTC participants.

         Initial Settlement

         All global notes will be held in book-entry form by DTC in the name of Cede & Co., as nominee of DTC. Note Owners' interests in the global notes will be represented through financial institutions acting on their behalf as direct and indirect participants in DTC. As a result, Clearstream, Luxembourg and Euroclear will hold positions on behalf of their participants (including, where applicable, Austraclear) through their respective depositaries, which in turn will hold their positions in accounts as DTC participants.

         Note Owners electing to hold their interests in the global notes through DTC will follow the DTC's settlement practices applicable to U.S. corporate debt obligations. Note Owner securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

         Note Owners electing to hold their interests in the global notes through Clearstream, Luxembourg or Euroclear or Austraclear accounts will follow the settlement procedures applicable to conventional eurobonds, except that there will be no temporary global security and no "lockup" or restricted period. Interests in the global notes will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

         Secondary Market Trading

         Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

         Trading between DTC Participants. Secondary market trading between DTC participants will be settled using the DTC's procedures applicable to U.S. corporate debt obligations in same-day funds.

         Trading between Clearstream, Luxembourg Euroclear Participants and/or Austraclear. Secondary market trading between Clearstream, Luxembourg participants or Euroclear participants or Austraclear participants will be settled using the procedures applicable to conventional eurobonds in same-day funds.

         Trading between DTC seller and Clearstream, Luxembourg, Euroclear or Austraclear purchaser. When interests in the global notes are to be transferred from the account of a DTC participant to the account of a Clearstream, Luxembourg participant or a Euroclear participant, the purchaser will send instructions to Clearstream, Luxembourg or Euroclear through a Clearstream, Luxembourg participant or Euroclear participant (including, where applicable, Austraclear) at least one business day before settlement. Clearstream, Luxembourg or Euroclear will instruct their respective depositary, as the case may be, to receive the interests in the global notes against payment. Payment will include interest accrued on the interests in the global notes from and including the last coupon payment date to and excluding the settlement date. Payment will then be made by the respective depositary to the DTC participant's account against delivery of the global notes. After settlement has been completed, the global notes will be credited to the respective clearing system and by the clearing system, under its usual procedures, to the Clearstream, Luxembourg participant's or Euroclear participant's (including, where applicable, the account of Austraclear and the account of a member of Austraclear). The global notes credit will appear the next day accounting to European time or Australian time (as the case may be), and the cash debit will be back-valued to, and interest on the global notes will accrue from, the value date. The value date would be the day before the day that settlement occurred in New York. If the trade fails and settlement is not completed on the intended value date, the Clearstream, Luxembourg or Euroclear cash debit will be valued instead on the actual settlement date.

         Austraclear will follow its rules and procedures in giving instructions to Clearstream, Luxembourg and Euroclear (as a participant in those systems) and members of Austraclear will need to give instructions to Austraclear in good time to enable it to do so.

         Clearstream, Luxembourg participants and Euroclear participants (including, where applicable, Austraclear) will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to preposition funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Clearstream, Luxembourg or Euroclear. Under this approach, they may take on credit exposure to Clearstream, Luxembourg or Euroclear until the global notes are credited to their accounts one day later. Austraclear members will need to make available to Austraclear the funds necessary for it to comply with its obligations as a participant in Clearstream, Luxembourg or Euroclear in accordance with the Austraclear Regulations and Operating Manual.

         As an alternative, if Clearstream, Luxembourg or Euroclear has extended a line of credit to them, Clearstream, Luxembourg participants or Euroclear participants, can elect not to pre-position funds and allow that credit line to be drawn upon the finance settlement. Under this procedure, Clearstream, Luxembourg participants or Euroclear participants purchasing interests in the global notes would incur overdraft charges for one day, assuming they cleared the overdraft when the interests in the global notes were credited to their accounts. However, interest on the global notes would accrue from the value date. Therefore, in many cases the investment income on the interests in the global notes earned during that one-day period may substantially reduce or offset the amount of the overdraft charges, although this result will depend on each Clearstream, Luxembourg participant's or Euroclear participant's particular cost of funds.

         Since the settlement is taking place during New York business hours, DTC participants can employ their usual procedures for sending interests in the global notes to the respective depositary for the benefit of Clearstream, Luxembourg participants or Euroclear participants (including, where applicable, Austraclear). The sale proceeds will be available to the DTC Seller on the settlement date. Thus, to the DTC participant a cross-market transaction will settle no differently than a trade between two DTC participants.

         Trading between Clearstream, Luxembourg, Euroclear or Austraclear seller and DTC purchaser. Due to time zone differences in their favor, Clearstream, Luxembourg participants and Euroclear participants (including, where applicable, Austraclear) may employ their customary procedures for transactions in which interests in global notes are to be transferred by the respective clearing system, through the respective depositary, to a DTC participant. The seller will send instructions to Clearstream, Luxembourg or Euroclear through a Clearstream, Luxembourg participant or Euroclear participant (including, where applicable, Austraclear) at least one business day before settlement. In these cases, Clearstream, Luxembourg or Euroclear will instruct the respective depositary, as appropriate, to deliver the bonds to the DTC participant's account against payment. Payment will include interest accrued on the interests in the global notes from and including the last coupon payment date to and excluding the settlement date. The payment will then be reflected in the account of the Clearstream, Luxembourg participant or Euroclear participant (including, where applicable, the account of Austraclear and the account of the member of Austraclear) the following day, and receipt of the cash proceeds in the Clearstream, Luxembourg participant's or Euroclear participant's account (including, where applicable, the account of Austraclear and the account of the member of Austraclear) would be back-valued to the value date. The value date would be the day before the day that settlement occurred in New York. Should the Clearstream, Luxembourg participant or Euroclear participant have a line of credit with its respective clearing system and elect to be in debit in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft charges incurred over that one-day period. If the trade fails and settlement is not completed on the intended value date, receipt of the cash proceeds in the Clearstream, Luxembourg participant's or Euroclear participant's or account (including, where applicable, the account of Austraclear and the account of the member of Austraclear) would instead be valued on the actual settlement date. Finally, day traders that use Clearstream, Luxembourg or Euroclear and that purchase interests in global notes from DTC participants for delivery to Clearstream, Luxembourg participants or Euroclear participants (including, where applicable, Austraclear) should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques should be readily available to eliminate this potential problem:

         o borrowing through Clearstream, Luxembourg or Euroclear for one day, until the purchase side of the day trade is reflected in their Clearstream, Luxembourg or Euroclear accounts, under the clearing system's customary procedures;

         o borrowing the interests in the global notes in the U.S. from a DTC participant no later than one day prior to settlement, which would give the interests in the global notes sufficient time to be reflected in their Clearstream, Luxembourg or Euroclear account in order to settle the sale side of the trade; or

         o staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC participant is at least one day before the value date for the sale to the Clearstream, Luxembourg participant or Euroclear participant (including, where applicable, Austraclear).

       PRINCIPAL OFFICE OF HOMESIDE MORTGAGE SECURITIES TRUST 200[ ]-[ ]
                              7301 Baymeadow Way
                          Jacksonville, Florida 32256
                 Attention: HomeSide Global MBS Manager, Inc.


                              SELLER AND SERVICER
             National Australia Bank Limited (ABN 12 004 044 937)
                          Level 24, 500 Bourke Street
                          Melbourne, Victoria, 3000,
                                   Australia


                                ISSUER TRUSTEE
                             [                  ]



            NOTE TRUSTEE, PRINCIPAL PAYING AGENT AND NOTE REGISTRAR
                      [                              ]



                               SECURITY TRUSTEE
                      [                              ]



                [            ] LISTING AGENT AND PAYING AGENT
                              [                ]

                                LEGAL ADVISERS

To: HomeSide Mortgage Securities Trust                  To: HomeSide Mortgage Securities Trust
  200[ ]-[ ] as to United States Law                       200[ ]-[ ] as to Australian law
    Sidley Austin Brown & Wood LLP                            Mallesons Stephen Jaques
        One World Trade Center                                        Level 60
       New York, New York 10048                                Governor Phillip Tower
                                                                    1 Farrer Place
                                                                   Sydney NSW 2000
                                                                      Australia

==============================================================================

                 HomeSide Mortgage Securities Trust 200[ ]-[ ]
        [US $] [ ] Mortgage Backed [Floating Rate] [Fixed Rate] Notes,
                         Series 200[ ]-[ ], Class [ ]


             National Australia Bank Limited (ABN 12 004 044 937)
                              Seller and Servicer


                          [                         ]
                                Issuer Trustee


                      HomeSide Global MBS Manager, Inc.,
                                 Trust Manager



                                LOGO GOES HERE



                               ------------------

                                  Prospectus
                               ------------------


                             [Insert Underwriters]



You should rely only on the information contained in this prospectus. We have not authorized anyone to provide you with different information.

We are not offering the Notes in any state or jurisdiction where the offer is not permitted.

Dealers will deliver a prospectus when acting as underwriters of the notes and with respect to their unsold allotments and subscriptions. In addition, all dealers selling the notes will deliver a prospectus until [ ].

==============================================================================

                                    PART II
                  INFORMATION NOT REQUIRED IN THE PROSPECTUS

Item 14.  Other Expenses of Issuance and Distribution.

         The estimated expenses expected to be incurred by the Registrant in connection with the issuance and distribution of the securities being registered, other than underwriting compensation, are as set forth below.

SEC Registration Fee......................................................................       $250.00
Printing and Engraving Fees*..............................................................         **
Legal Fees and Expenses*..................................................................         **
Trustee's Fees and Expenses*..............................................................         **
Rating Agency Fees*.......................................................................         **
Accounting Fees and Expenses*.............................................................         **
Blue Sky Fees and Expenses*...............................................................         **
Miscellaneous*............................................................................         **
                                                                                                 _______
   Total..................................................................................          $
*        Estimated in accordance with Item 511 of Regulation S-K.
**       To be filed by amendment.


Item 15.  Indemnification of Directors and Officers.

         Section 145 of the General Corporation Law of the State of Delaware (the "DGCL") empowers a Delaware corporation to indemnify any person who are, or are threatened to be made, parties to any threatened, pending or completed legal action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of such corporation), by reason of the fact that such person was an officer or director of such corporation, or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation or enterprise. The indemnity may include expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, provided that such officer or director acted in good faith and in a manner he reasonably believed to be in or not opposed to the corporation's best interests, and, for criminal proceedings, had no reasonable cause to believe his conduct was illegal. A Delaware corporation may indemnify officers and directors in an action by or in the right of the corporation under the same conditions, except that no indemnification is permitted without judicial approval if the officer or director is adjudged to be liable to the corporation in the performance of his duty. Where an officer or director is successful on the merits or otherwise in the defense of any action referred to above, the corporation must indemnify him against the expenses which such officer or director actually and reasonably incurred.

         Article IX of HomeSide Global MBS Manager, Inc.'s By-Laws provides that such corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative as investigative (other than an action by or in the right of such corporation) by reason of the fact that he is or was a director of officer of such corporation or served, at the written request of such corporation, as a director or officer of another corporation, against expenses, judgments, for and amounts paid in settlement activity and reasonably incurred as a result of such action, suit or proceeding.

         Article 21 of the constitution of the National Australia Bank Limited contains an indemnity from the National Australia Bank Limited in favour of officers of the National Australia Bank Limited and each of its related bodies corporate. Section 7 of the form of underwriting agreement filed as Exhibit
1.1 to this Registration Statement provides for indemnification of directors of and officers of the Registrant who sign the Registration Statement and controlling persons of the Registrant by the underwriters, and for indemnification of each underwriter and its controlling person by the Registrant and National Australia Bank Limited against certain liabilities.

Item 16. Exhibits

(b)

         1.1      Form of Underwriting Agreement.***
         3.1      Certificate of Incorporation of HomeSide Global MBS Manager, Inc.*
         3.2      By-laws of HomeSide Global MSB Manager, Inc.*
         4.1      Form of Master Trust Deed.*
         4.2      Form of Supplemental Deed.***
         4.3      Form of Note.***
         4.4      Form of Master Security Trust Deed.*
         4.5      Form of Deed of Charge.***
         4.6      Form of Note Trust Deed.***
         4.8      Form of Agency Agreement.***
         4.9      Form of Sale Agreement.***
         5.1      Opinion of Mallesons Stephen Jaques as to legality of the offered notes.***
         8.1      Opinion of Sidley Austin Brown & Wood LLP as to certain U.S. federal income tax matters.***
         8.2      Opinion of Mallesons Stephen Jaques as to certain Australian tax matters (included in 5.1).***
         10.1     Form of Servicing Agreement.**
         10.2     Form of Liquidity Facility Agreement.***
         10.3     Form of Redraw Facility Agreement.***
         10.4     Form of Fixed Rate and Basis Swap.***
         10.5     Form of Currency Swaps.***
         10.6     Form of Deed of Delegation.***
         23.1     Consent of Mallesons Stephen Jaques in connection with its opinion as to legality of the offered notes (included in Exhibit 5.1).***
         23.2     Consent of Sidley Austin Brown & Wood LLP in connection with its opinion addressing certain U.S. federal income tax matters (included in Exhibit 8.1).***
         23.3     Consent of Mallesons Stephen Jaques in connection with its opinion addressing certain Australian tax matters
                  (included in Exhibit 8.2 hereof).***
         23.4     Consent of Mallesons Stephen Jaques in connection with its opinion as to the enforceability of U.S. judgments under Australian law (included in Exhibit 99.1).***
         24.1     Powers of Attorney (included on signature pages of the Registration Statement).
         99.1     Opinion of Mallesons Stephen Jaques as to enforceability of U.S. judgments under Australian law.***

*        Incorporated herein by reference to Registrant's Registration Statement on Form S-11 (Reg. No. 333-53160) filed with the
         Commission on January 4, 2001.

**       Incorporated by reference to Amendment No. 1 to Registrant's Registration Statement on Form S-11 (Reg. No. 333-53160)
         filed with the Commission on January 19, 2001.

***      To be filed by amendment.


Item 17.  Undertakings

(a)      Undertaking in respect of Rule 415 offering.

         The undersigned Registrant hereby undertakes:

         1. To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement: (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended; (ii) to reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change of such information in the Registration Statement; provided, however, that paragraphs (i) and (ii) do not apply if the information required to be included in the post-effective amendment is contained in periodic reports filed by the Registrant pursuant to
Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended, that are incorporated by reference in the Registration Statement.

         2. That, for the purpose of determining any liability under the Securities Act of 1933, as amended, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         3. To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b) Undertaking in respect of filings incorporating subsequent Exchange Act documents by reference.

         The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c)      Undertaking in respect of indemnification.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(d)      Undertakings pursuant to Rule 430A.

         The Registrant hereby undertakes:

    1. For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

    2. For the purposes of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jacksonville, State of Florida on the 28th day of June, 2001.

                                      HOMESIDE GLOBAL MBS MANAGER, INC.



                                      By: /s/Hugh R. Harris
                                          --------------------
                                          Hugh R. Harris
                                          Chief Executive Officer and Director

                               POWER OF ATTORNEY

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-3 has been signed below by the following persons in the capacities and on the dates indicated. Each person whose signature appears below constitutes and appoints Robert J. Jacobs or Hugh R. Harris, and each of them his or her true and lawful attorney-in-fact and agent, acting together or alone, with full powers of substitution and resubstitution, for them and in their name, place and stead, to sign any or all amendments to this Registration Statement (including any pre-effective or post-effective amendment), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, acting together or alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, acting together or alone, or other substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons acting in the following capacities for HomeSide Global MBS Manager, Inc. and on the dates indicated.

               Signature                                         Title                                  Date

         /s/Hugh R. Harris               Chief Executive Officer and Director (Principal            June 28, 2001
---------------------------
         Hugh R. Harris                  Executive Officer)

         /s/Kevin D. Race                President, Chief Operating Officer and Director            June 28, 2001
---------------------------
         Kevin D. Race

         /s/W. Blake Wilson              Vice President, Chief Financial Officer, Treasurer         June 28, 2001
------------------------------------
         W. Blake Wilson                 and Director (Principal Accounting Officer and
                                         Principal Financial Officer)

         /s/Robert J. Jacobs             Vice President, Secretary and Director                     June 28, 2001
------------------------------------
         Robert J. Jacobs


                                 EXHIBIT INDEX

                                                                                                              Sequentially
Exhibit No.                                             Description                                           Numbered Page
-----------                                             -----------                                           -------------
1.1                Form of Underwriting Agreement.***
3.1                Certificate of Incorporation of HomeSide Global MBS Manager, Inc.*
3.2                By-laws of HomeSide Global MBS Manager, Inc.*
4.1                Form of Master Trust Deed.*
4.2                Form of Supplemental Deed.***
4.3                Form of Note.***
4.4                Form of Master Security Trust Deed.*
4.5                Form of Deed of Charge.***
4.6                Form of Note Trust Deed.***
4.8                Form of Agency Agreement.***
4.9                Form of Sale Agreement.***
5.1                Opinion of Mallesons Stephen Jaques as to legality of the offered notes.***
8.1                Opinion of Sidley Austin Brown & Wood LLP as to certain U.S. federal income tax matters.***
8.2                Opinion of Mallesons Stephen Jaques as to certain Australian tax matters (included in
                   5.1).***
10.1               Form of Servicing Agreement.**
10.2               Form of Liquidity Facility Agreement.***
10.3               Form of Redraw Facility Agreement.***
10.4               Form of Fixed and Basis Swap.***
10.5               Form of Currency Swaps.***
10.6               Form of Deed of Delegation.***
23.1               Consent of Mallesons Stephen Jaques (included in Exhibit 5.1 hereof).***
23.2               Consent of Sidley Austin Brown & Wood LLP in connection with its opinion adding certain U.S. federal income tax matters (included in Exhibit 8.1).***
23.3               Consent of Mallesons Stephen Jaques in connection with its opinion addressing certain
                   Australian tax matters (included in Exhibit 8.2 hereof).***
23.4               Consent of Mallesons Stephen Jaques in connection with its opinion as to the enforceability of U.S. judgments under Australian law (included in Exhibit 99.1)***
24.1               Powers of Attorney (included on signature pages of the Registration Statement).***
99.1               Opinion of Mallesons Stephen Jaques as to enforceability of U.S. judgments under
                   Australian law.***

*        Incorporated herein by reference to Registrant's Registration Statement on Form S-11 (Reg. No. 333-53160) filed with the
         Commission on January 4, 2001.

**       Incorporated by reference to Amendment No. 1 to Registrant's Registration Statement on Form S-11 (Reg. No. 333-53160)
         filed with the Commission on January 19, 2001.

***      To be filed by amendment.